UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

                                         Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Trust Investment Advisors, Inc.

111 South Calvert Street, 26th Floor

                                                     Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Mary Ellen Reilly

Wilmington Trust Investment Advisors, Inc.

Rodney Square North

1100 North Market Street

                                                 Wilmington, DE 19890-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 410-986-5600

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WILMINGTON
FUNDS

April 30, 2016

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Money Market Funds

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington Prime Money Market Fund (“Prime Money Market Fund”)

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2015, through April 30, 2016. Inside you will find a comprehensive review of the Trusts’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

While the U.S. economy continued to expand, the growth in gross domestic product (“GDP”) turned successively weaker with each quarter. GDP grew a healthy 3.9% in the second quarter of 2015, but the pace of growth slowed to 2.0% in the third quarter, decelerated to a tepid 1.4% gain in the fourth quarter, and nearly came to a standstill with a marginal gain of 0.5% in the first quarter of 2016.i

ihttp://www.bea.gov/national/index.htm#gdp

A strong U.S. dollar, weak global economy, falling oil prices, and sluggish wage growth were contributing factors to this disappointing economic performance.

The unemployment rate declined to 5.0% in April of 2016, down from the 5.5% rate in May of 2015. While the lower unemployment rate is welcome, the overall employment picture remains mixed, as the labor participation rate (62.8%) is stuck at historical lows, while wage growth is muted, increasing just 2.5% in the last 12 months.ii

iihttp://www.bls.gov/news.release/empsit.nr0.htm

The price of oil continued its long slide. West Texas Intermediate (a grade of crude oil used as an oil pricing benchmark) fell from nearly $60 per barrel to just under $46 per barrel, after dipping below $30 per barrel in January.iii This price decline has severely impacted both the oil industry and the banks that have made loans to oil-related companies. The savings to consumers are real, but seem not to have translated into the level of spending that might accelerate economic growth.

iiihttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

The Federal Reserve (the “Fed”) raised the federal funds rate by 25 basis points1 (0.25%) in December 2015, the first such hike since 2006. With the announcement came a statement of intentions regarding the pace of future hikes. As the economy subsequently weakened, however, the Fed moderated its position on future rate increases, communicating that any increases would come only after a careful analysis of U.S. economic health and global stock market stability.

The Bond Markets

Yields fluctuated widely over the course of the Trust’s fiscal year. The 10-year Treasury note began May 2015 with a yield of 2.05%, peaking at 2.50% in June, only to quickly fall as investors rushed to safety amid a global stock market rout in August. Yields eventually turned higher as the prospect of a Fed hike in December grew. By the end of April 2016, however, yields ended lower at 1.83% on expectations that the Fed would put off any additional rate hikes in the near term.iv

ivhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

The Barclays U.S. Aggregate Index2 turned in a modestly positive performance, gaining 2.72% over the 12-month period ended in April 2016. The Barclays U.S. Long-Term Treasury Index3 was the top gainer, rising 5.49%.

The high-yield market was buffeted by liquidity concerns toward the end of the calendar year, but managed to stabilize in the months that followed. The Barclays U.S. Corporate High Yield Bond Index4 ended lower, losing 1.12%.

In the tax-exempt market, concerns about a bond default by Puerto Rico were not enough to prevent a strong performance in municipal bonds, as the Barclays Municipal Bond Index5 gained 5.29%.

Global bond markets enjoyed an even stronger performance as central bankers from Europe to Japan pursued monetary easing and even negative interest rates in attempts to jump-start their struggling economies. The Barclays Global Aggregate ex-USD6 jumped 6.55% over the last 12 months ended April 30, 2016.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain Barclays indices performed as follows7:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[8]	Barclays U.S. Mortgage- Backed Securities Index[9]	Barclays U.S. Credit Bond Index[10]	Barclays Municipal Bond Index
2.72%	2.83%	2.56%	2.77%	5.29%

PRESIDENT’S MESSAGE / April 30, 2016 (unaudited)

ii

The Stock Markets

The U.S. stock market experienced sharp declines and price recoveries, but was unable to break out of the trading range it’s occupied for the last 18 months.

Stocks weathered a number of challenges, beginning the fiscal year with the threat of a Greek bankruptcy and the country’s withdrawal from the European Union. No sooner was that crisis resolved than investors were confronted with an unexpected currency devaluation by China, which led to sharp losses in stock prices in the month of August, a slide that extended into September.

Prices staged a strong recovery in October, recouping most of their previous losses as Europe hinted at monetary stimulus, China cut rates, and the Fed delayed its anticipated interest rate increase.

January turned in nearly a mirror performance of August as oil prices resumed their slide, anxieties grew about China’s economic health, and the world’s economies remained stagnant. Stocks staged yet another recovery in March, sparked by firming oil prices, fresh monetary easing in Europe, and new stimulus steps in China.

After all the market gyrations, stocks ended generally right where they began, with the Russell 3000 Index11, a broad domestic market index, falling just 0.18%, for the year ended April 30, 2016.

U.S. large-cap stocks outperformed mid-cap and small-cap stocks, as indicated by the 1.21% gain in the S&P 500 index12 and the declines in the Russell Midcap Index13 (-2.14%) and the Russell 2000 Index14 (-5.94%).

While growth stocks led performance in the large-cap space—the Russell 1000 Growth Index15 rose 1.07% versus a small loss in the Russell 1000 Value Index16 (-0.40%)—they underperformed value stocks significantly in the mid-cap and small-cap markets.

The best-performing S&P industry sectors were utilities (+14.26%), consumer staples (+10.46%), and telecommunication services (+9.71%). The energy sector turned in the worst performance, sliding 15.18%.

Real estate posted a strong performance, with the FTSE NAREIT Equity REITs Index17 posting a gain of 7.86%.

Overseas markets endured a difficult year, as reflected in the 9.32% decline in the MSCI EAFE (net) Index18. Emerging markets were particularly hard hit, with the MSCI Emerging Markets (net) Index19 losing 17.87%.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[20]	NASDAQ Composite Index[21]	MSCI All Country World ex-US (Net) Index[22]
1.21%	2.25%	-2.19%	-11.28%

The markets this past year have been a reminder that a broadly diversified portfolio and the patience to stay invested through periods of market volatility can be essential to long-term investment success.23 We remain committed to managing your assets with a long-term view and working hard in the year ahead to help you reach your important financial goals.

Sincerely,

Christopher D. Randall

President

May 27, 2016

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

April 30, 2016 (unaudited) / PRESIDENT’S MESSAGE

iii

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Funds, and you should not expect that the investment advisor will provide financial support to the Funds at any time.

1.	Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.
2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
3.	Barclays U.S. Long-Term Treasury Index is an unmanaged index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
4.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.
5.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond markets. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays Global Aggregate ex-USD provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.
7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
8.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
9.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
10.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
11.	The Russell 3000 Index is a capitalization weighted index that seeks to be a benchmark of the entire U.S. stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in the U.S. based on market capitalization.
12.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
13.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.
14.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
15.	Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
16.	Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
17.	FTSE NAREIT Equity REITs Index is a free float-adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
18.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
19.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
20.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
21.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
22.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
23.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE / April 30, 2016 (unaudited)

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WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

The Federal Reserve (the “Fed”) raised short-term interest rates in December 2015, for the first time since 2006. The Fed acknowledged the continued improvement in the labor market and their expectation for inflation “to rise to its 2% target over the medium term”. The Federal Open Market Committee (the “FOMC”) went on to state that they “expect economic conditions to evolve in a manner that will warrant only gradual increases in the federal funds rate.” The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation as oil declined to a 13-year low price of $26 per barrel in mid-February, and fears of slower global economic growth. The 10-Year U.S. Treasury yield declined by 22 basis points to a yield of 1.83% at the end of April, while the 2-Year Treasury yield increased by 19 basis points over the fiscal year in response to the Fed raising interest rates. Also contributing to the lower interest rate environment were negative interest rate policies by the Bank of Japan and the European Central Bank; the Fed also delivered a more dovish statement and reduced their expectations for raising interest rates in 2016 to only two times from four times at the March 2016 FOMC meeting. The low European yields acted as a “magnet” to pull U.S. treasury yields lower. Economic growth for the 12-month period ended March 31, 2016 slowed to only 2% as measured by the gross domestic product (“GDP”). The consumer continued to pull their weight as evidenced by another year of strong auto sales. The 1st quarter of 2016 was anemic with the economy only growing by a 0.5% rate. We expect economic growth will pick up for the remainder of 2016 as the consumer continues to spend. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to their lowest level since 1973, and the unemployment rate has declined to 5.0%. Oil prices have rebounded from a 13-year low as U.S. producers’ continue to idle rigs; however even with the rebound, prices are lower now than they were a year ago. Inflation has started to move slightly higher. The Consumer Price Index (“CPI”) increased to 1.1% for the past year. The less volatile core CPI, which excludes food and energy, increased by 2.1% for the past year. Wage growth has started to move higher as the unemployment rate falls. For the past year, hourly earnings are up 2.5% which is one of the highest levels since 2009.

Looking forward, we expect economic growth to pick up from the slowdown of the 1st quarter. We also expect inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do expect them to move higher in anticipation of the Fed raising short-term interest rates later this year.

The change in key interest rates over the last twelve months is presented below.

	4/30/15	10/31/15	4/30/16
Federal Fund Target	0.00%-0.25%	0.00%-0.25%	0.00%-0.25%
3-Month LIBOR	0.278%	0.329%	0.637%
2-Year Treasury Note	0.58%	0.75%	0.77%
10-Year Treasury Note	2.05%	2.16%	1.83%

Money Market Reform Update

In July of 2014, the Securities and Exchange Commission (“SEC”) adopted significant amendments to the rules that govern money market mutual funds (“MMF“s). In response, we have carefully evaluated our MMF offerings relative to our clients’ needs and the implications of the SEC’s new amendments.

As a result, on March 15, 2016, the Board of Trustees of the Wilmington Funds approved a plan to merge the Wilmington Prime MMF and the Wilmington Tax-Exempt MMF into the Wilmington U.S. Government MMF.

No action is required of shareholders in any of these Funds at this time. Shareholders in the Wilmington Prime MMF and Wilmington Tax-Exempt MMF will receive further communications as the planned mergers draw near.

A Refresher: What is U.S. Money Market Mutual Fund Reform?

The SEC’s reforms change the way MMFs operate in an attempt to reduce their susceptibility to heavy redemptions during times of stress, and to increase the transparency of MMF risk, without negating the benefits currently afforded by MMFs. Key structural changes to MMFs include.

•

New distinctions between “retail” and “institutional” prime and tax-exempt MMFs. A “retail” MMF is defined as a MMF that has policies and procedures reasonably designed to limit beneficial owners of the fund to natural persons—i.e., human beings, as opposed to entities. Institutional investors, which are all investors other than “retail” investors, will no longer be permitted to invest in retail prime or retail tax-exempt MMFs. Retail investors may, however, still invest in institutional prime and institutional tax-exempt MMFs if they want exposure to a floating net asset value, as described in the next bullet.

•

Imposition of floating net asset value (“NAV”) share pricing on institutional prime and institutional tax-exempt MMFs, which will likely result in the daily share prices of MMFs fluctuating along with changes in the market-based value of the funds’ investments. Institutional prime and institutional tax-exempt MMFs will be required to price and transact their shares at a floating NAV based on the market-based values of their portfolio securities, instead of a stable $1.00 per-share price they have historically used. Retail MMFs will continue to price and transact their shares using a stable, $1.00 share price.

•

New rules for liquidity fees and redemption gates, which may impact an investor’s ability to redeem shares, particularly in prime and tax-exempt MMFs. A liquidity fee is a fee that could be imposed on investors for redeeming MMF shares. A redemption gate is a temporary halt on redemptions, which prevents investors from redeeming shares. Prime and tax-exempt MMFs (both retail and institutional) are required to consider and impose liquidity fees and/or redemption gates under certain circumstances.

ANNUAL REPORT / April 30, 2016 (unaudited)

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These three reforms go into effect on October 14, 2016. These reforms do not apply to U.S. Government MMFs and U.S. Treasury MMFs.

The Plan for the Wilmington Funds

In response to the reform, we plan to continue to offer the Wilmington U.S. Government MMF and the Wilmington U.S. Treasury MMF, and these funds will not subject themselves to liquidity fees and redemption gates. We plan to merge the Wilmington Prime MMF and the Wilmington Tax-Exempt MMF into the Wilmington U.S. Government MMF.

This plan is reflected in the table below.

Pre-merger Funds	Planned post-merger Funds
Wilmington Prime MMF
Wilmington U.S. Government MMF	Wilmington U.S. Government MMF
Wilmington Tax-Exempt MMF
Wilmington U.S. Treasury MMF	Wilmington U.S. Treasury MMF

The planned merger of the Wilmington Prime MMF, which does not require shareholder approval, is expected to close in August of 2016.

The planned merger of the Wilmington Tax-Exempt MMF is subject to approval by shareholders. If the merger is approved, it is expected to close in August of 2016.

Why Have We Adopted this Plan?

After careful consideration, we concluded that the primary objectives of our MMF shareholders are preservation of principal, ready liquidity, and an MMF’s availability for “sweep” accounts (where excess cash in a deposit, trust, custody, or brokerage account is automatically invested, or “swept”, into a MMF investment). The mergers are an efficient and shareholder friendly way of achieving these objectives since the Wilmington U.S. Government MMF offers a stable NAV, will not be subject to liquidity fees and redemption gates, and will be available in sweep accounts.

As a result, on March 15, 2016, the Board of Trustees of the Wilmington Funds approved a plan to merge the Wilmington Prime MMF and the Wilmington Tax-Exempt MMF into the Wilmington U.S. Government MMF.

We will continue to assess the impact of MMF reform and evaluate our MMF offerings as the reforms go into effect and the industry adapts.

The following is a comparison of the performance of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2016:

Wilmington Prime Money Market Fund – Administrative Class	0.06%
Wilmington Prime Money Market Fund – Institutional Class	0.06%
Wilmington Prime Money Market Fund – Select Class	0.06%
Wilmington Prime Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. First Tier Institutional Average	0.12%
Lipper Money Market Funds Average	0.03%

Wilmington U.S. Government Money Market Fund – Administrative Class	0.02%
Wilmington U.S. Government Money Market Fund – Institutional Class	0.02%
Wilmington U.S. Government Money Market Fund – Select Class	0.02%
Wilmington U.S. Government Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Government & Agency Institutional Average	0.05%
Lipper U.S. Government Money Market Funds Average	0.06%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.01%
Wilmington U.S. Treasury Money Market Fund – Select Class	0.01%
Wilmington U.S. Treasury Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Treasury and Repo Institutional Average	0.03%
Lipper U.S. Treasury Money Market Funds Average	0.01%

Wilmington Tax-Exempt Money Market Fund – Administrative Class	0.01%
Wilmington Tax-Exempt Money Market Fund – Select Class	0.01%
Wilmington Tax-Exempt Money Market Fund – Service Class	0.01%
iMoneyNet, Inc. Tax-Free Institutional Average	0.03%
Lipper Tax-Exempt Money Market Funds	0.03%
Source: iMoneyNet, Inc. and Lipper

April 30, 2016 (unaudited) / ANNUAL REPORT

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Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2016, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

ANNUAL REPORT / April 30, 2016 (unaudited)

4

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio

WILMINGTON PRIME MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.40	$1.59	0.32%
Institutional Class	$1,000.00	$1,000.40	$1.59	0.32%
Select Class	$1,000.00	$1,000.40	$1.59	0.32%
Service Class	$1,000.00	$1,000.10	$1.89	0.38%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,023.27	$1.61	0.32%
Institutional Class	$1,000.00	$1,023.27	$1.61	0.32%
Select Class	$1,000.00	$1,023.27	$1.61	0.32%
Service Class	$1,000.00	$1,022.97	$1.91	0.38%

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.20	$1.24	0.25%
Institutional Class	$1,000.00	$1,000.20	$1.09	0.22%
Select Class	$1,000.00	$1,000.20	$1.24	0.25%
Service Class	$1,000.00	$1,000.10	$1.34	0.27%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,023.62	$1.26	0.25%
Institutional Class	$1,000.00	$1,023.77	$1.11	0.22%
Select Class	$1,000.00	$1,023.62	$1.26	0.25%
Service Class	$1,000.00	$1,023.52	$1.36	0.27%

April 30, 2016 (unaudited) / ANNUAL REPORT

5

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio
WILMINGTON U.S. TREASURY MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.10	$1.14	0.23%
Select Class	$1,000.00	$1,000.10	$1.14	0.23%
Service Class	$1,000.00	$1,000.10	$1.24	0.25%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,023.72	$1.16	0.23%
Select Class	$1,000.00	$1,023.72	$1.16	0.23%
Service Class	$1,000.00	$1,023.62	$1.26	0.25%
WILMINGTON TAX-EXEMPT MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.10	$0.35	0.07%
Select Class	$1,000.00	$1,000.10	$0.35	0.07%
Service Class	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.52	$0.35	0.07%
Select Class	$1,000.00	$1,024.52	$0.35	0.07%
Service Class	$1,000.00	$1,024.52	$0.35	0.07%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

ANNUAL REPORT / April 30, 2016 (unaudited)

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Prime Money Market Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Other Commercial Paper	49.0%
Financial Company Commercial Paper	10.4%
Certificates of Deposit	9.2%
U.S. Treasury Obligations	7.7%
U.S. Government Agency Obligations	6.1%
Repurchase Agreement	5.5%
Asset-Backed Commercial Paper	5.2%
Money Market Fund	2.0%
Municipal Commercial Paper	1.5%
Other Assets and Liabilities - Net[1]	3.4%
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value
ASSET-BACKED COMMERCIAL PAPER – 5.2%‡
Chariot Funding LLC,
0.67%, 7/21/16Ω	$50,000,000	$50,000,000
MetLife Short Term Fund LLC
0.56%, 7/18/16	25,000,000	24,970,208
0.61%, 7/11/16	40,000,000	39,952,667
0.63%, 5/02/16	38,462,000	38,461,338
Thunder Bay Funding LLC
0.72%, 7/18/16	34,000,000	33,948,433
0.72%, 7/21/16	50,000,000	49,921,250

TOTAL ASSET-BACKED COMMERCIAL PAPER
(COST $237,253,896)		$237,253,896
CERTIFICATES OF DEPOSIT – 9.2%
Bank of America NA,
0.66%, 5/06/16	100,000,000	100,000,000
Bank Of Montreal, CHI
0.42%, 6/01/16	65,000,000	65,000,000
0.65%, 7/18/16	35,100,000	35,099,996
Toronto Dominion Bank,
0.88%, 10/17/16Δ	50,000,000	50,000,000

Description	Par Value	Value
Toronto Dominion Bank, NY,
YCD, 0.66%, 6/01/16	$50,000,000	$50,000,000
Wells Fargo Bank, NA,
0.64%, 5/18/16	50,000,000	50,000,000
Westpac Banking Corp., NY,
0.57%, 5/27/16	66,000,000	66,006,550

TOTAL CERTIFICATES OF DEPOSIT
(COST $416,106,546)		$416,106,546
FINANCIAL COMPANY COMMERCIAL PAPER – 10.4%
American Honda Finance Corp.,
1.01%, 5/26/16Δ,Ω	21,505,000	21,512,600
Australia & New Zealand Banking Group Ltd.
0.55%, 7/26/16‡	65,000,000	64,916,150
0.65%, 5/23/16‡	35,000,000	35,003,719
Bank Of New York Mellon Corp.,
0.29%, 5/02/16‡	150,000,000	149,998,833
Commonwealth Bank of Australia
0.55%, 5/13/16‡	50,000,000	49,977,500
0.57%, 5/13/16‡,Ω	50,000,000	50,000,000

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

7

Wilmington Prime Money Market Fund (continued)

Description	Par Value	Value
Svenska Handelsbanken AB
0.57%, 5/18/16‡	$25,000,000	$24,993,389

0.63%, 7/05/16‡	75,000,000	74,922,812

TOTAL FINANCIAL COMPANY COMMERCIAL PAPER
(COST $471,325,003)		$471,325,003

MUNICIPAL COMMERCIAL PAPER – 1.5%‡

Texas Public Finance Authority,
0.43%, 5/03/16	31,774,000	31,774,000

University Of California, Revenue Taxable,
0.43%, 5/02/16	35,000,000	34,999,592

TOTAL MUNICIPAL COMMERCIAL PAPER
(COST $66,773,592)		$66,773,592

OTHER COMMERCIAL PAPER – 49.0%‡

ABB Treasury Center USA

0.41%, 5/02/16	30,000,000	29,999,667

0.41%, 5/03/16	45,000,000	44,999,000

Air Products & Chemicals,
0.42%, 5/04/16	25,000,000	24,999,146

Apple, Inc.,
0.46%, 7/18/16	100,000,000	99,902,500

Archer-Daniles Midlands-Midland Co.

0.43%, 5/20/16	30,000,000	29,993,350

0.43%, 5/23/16	54,000,000	53,986,140

0.44%, 5/27/16	41,000,000	40,987,267

Army & Air Force Exchange,
0.33%, 5/02/16	117,000,000	116,998,960

BASF SE,
0.61%, 5/10/16	50,000,000	49,992,500

BMW US Capital LLC,
0.46%, 6/20/16	30,000,000	29,981,250

Cargill Global Funding PLC,
0.36%, 5/06/16	100,000,000	99,995,139

Chevron Corporation,
0.61%, 7/05/16	50,000,000	49,945,833

CIPPIB Capital, Inc.

0.58%, 6/17/16	50,000,000	49,962,792

0.58%, 7/01/16	50,000,000	49,951,708

General Electric Co.,
0.33%, 5/06/16	100,000,000	99,995,556

Glaxosmithkline Financial PLC

0.43%, 5/06/16	75,000,000	74,995,625

0.59%, 7/27/16	25,000,000	24,964,958

Hershey Co.,
0.41%, 5/04/16	30,000,000	29,999,000

IBM Corp.,
0.45%, 6/21/16	45,000,000	44,971,631

Nestle Finance International Ltd.

0.56%, 6/20/16	50,000,000	49,961,806

0.61%, 7/07/16	56,000,000	55,937,467

Novartis Finance Corp.

0.47%, 6/06/16	45,000,000	44,979,300

Description	Par Value	Value
0.48%, 5/16/16	$55,000,000	$54,989,229

Ontario Teachers Finance Trust,
0.67%, 7/08/16	20,000,000	19,975,067

Pfizer, Inc.,
0.50%, 5/10/16	30,000,000	29,996,325

Philip Morris International, Inc.

0.46%, 5/25/16	50,000,000	49,985,000

0.46%, 6/02/16	50,000,000	49,980,000

Province of British Columbia

0.41%, 5/19/16	27,400,000	27,394,520

0.62%, 7/25/16	77,000,000	76,889,099

Province of Ontario,
0.43%, 6/21/16	50,000,000	49,970,250

Province of Quebec,
0.42%, 5/19/16	75,000,000	74,984,625

Roche Holdings, Inc.

0.50%, 5/06/16	59,000,000	58,995,985

0.50%, 5/09/16	39,390,000	39,385,711

San Diego Gas & Electric Co.

0.38%, 5/04/16	20,000,000	19,999,383

0.38%, 5/05/16	25,000,000	24,998,972

Siemens Capital Co. LLC,
0.51%, 6/20/16	100,000,000	99,930,556

Southern California Gas Co.

0.38%, 5/03/16	50,000,000	49,998,972

0.40%, 5/11/16	48,400,000	48,394,757

Total Capital Canada Ltd.,
0.61%, 7/05/16	100,000,000	99,891,667

Total Capital SA,
0.34%, 5/02/16	50,000,000	49,999,542

Toyota Motor Credit Corp.

0.56%, 7/25/16	50,000,000	49,935,069

0.63%, 7/05/16	50,000,000	49,944,028

TOTAL OTHER COMMERCIAL PAPER
(COST $2,223,139,352)		$2,223,139,352

U.S. GOVERNMENT AGENCY OBLIGATIONS – 6.1%‡

Federal Home Loan Bank

0.28%, 6/17/16	74,108,000	74,081,877

0.29%, 6/22/16	100,000,000	99,959,556

0.29%, 6/24/16	101,200,000	101,157,496

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $275,198,929)		$275,198,929

U.S. TREASURY OBLIGATIONS – 7.7%

U.S. TREASURY NOTES – 7.7%

0.25%, 5/15/16	50,000,000	49,996,958

0.50%, 8/31/16	100,000,000	100,060,563

0.88%, 9/15/16	100,000,000	100,204,052

ANNUAL REPORT / April 30, 2016

8

PORTFOLIOS OF INVESTMENTS

Wilmington Prime Money Market Fund (concluded)

Description	Par Value	Value

1.75%, 5/31/16	$100,000,000	$100,111,979

TOTAL U.S. TREASURY NOTES		$350,373,552

TOTAL U.S. TREASURY OBLIGATIONS
(COST $350,373,552)		$350,373,552

	Number of Shares

MONEY MARKET FUND – 2.0%

BlackRock Liquidity Funds TempFund
Institutional Shares, 0.40%^	88,810,280	$88,810,280

TOTAL MONEY MARKET FUND
(COST $88,810,280)		$88,810,280

Description	Par Value	Value

REPURCHASE AGREEMENT – 5.5%

Credit Suisse First Boston LLC, 0.28%, dated 4/29/16, due 5/02/16, repurchase price $251,005,857 collateralized by U.S. Treasury Securities 1.38% to 3.63%, maturing 8/15/19 to 3/31/20; total market value of $256,020,369.	$251,000,000	$251,000,000

TOTAL REPURCHASE AGREEMENT
(COST $251,000,000)		$251,000,000

TOTAL INVESTMENTS – 96.6%
(COST $4,379,981,150)		$4,379,981,150

OTHER ASSETS LESS LIABILITIES – 3.4%		155,991,284

TOTAL NET ASSETS – 100.0%		$4,535,972,434

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Commercial Paper	$—	$237,253,896	$—	$237,253,896
Certificates of Deposit	—	416,106,546	—	416,106,546
Financial Company Commercial Paper	—	471,325,003	—	471,325,003
Municipal Commercial Paper	—	66,773,592	—	66,773,592
Other Commercial Paper	—	2,223,139,352	—	2,223,139,352
U.S. Government Agency Obligations	—	275,198,929	—	275,198,929
U.S. Treasury Obligations	—	350,373,552	—	350,373,552
Money Market Fund	88,810,280	—	—	88,810,280
Repurchase Agreement	—	251,000,000	—	251,000,000

Total	$88,810,280	$4,291,170,870	$—	$4,379,981,150

Δ	Floating rate note with current rate and stated maturity date shown.
‡	The rate shown reflects the effective yield at purchase date.
Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $121,512,600, representing 2.7% of net assets.
^	7-Day net yield.

The following acronyms are used throughout this Fund:

CHI - Chicago

LLC - Limited Liability Corporation

NA - North America

NY - New York

PLC - Private Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	63.5%
Repurchase Agreements	18.7%
U.S. Treasury Obligations	10.4%
Other Assets and Liabilities – Net[1]	7.4%
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS – 63.5%
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 6.8%‡

0.37%, 5/02/16	$ 58,055,000	$ 58,054,419
0.38%, 6/21/16	50,000,000	49,973,792
0.38%, 7/01/16	50,000,000	49,968,653
0.52%, 7/13/16	50,000,000	49,948,799
0.41%, 7/18/16	25,000,000	24,978,333

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$ 232,923,996

FEDERAL FARM CREDIT BANK (FFCB) – 18.2%

0.38%, 6/01/16Δ	150,000,000	150,000,000
0.43%, 7/15/16‡	22,000,000	21,980,750
0.42%, 9/22/16Δ	97,000,000	96,998,068
0.41%, 10/24/16Δ	100,000,000	99,996,348
0.44%, 10/25/16Δ	150,000,000	150,000,000
0.38%, 2/15/17Δ	100,000,000	100,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$ 618,975,166

FEDERAL HOME LOAN BANK (FHLB) – 30.3%‡

0.43%, 5/06/16	25,100,000	25,098,536
0.31%, 5/10/16	22,500,000	22,498,313
0.39%, 5/11/16	100,000,000	99,989,306
0.26%, 5/31/16	50,000,000	49,989,167
0.39%, 6/01/16	26,055,000	26,046,474
0.30%, 6/13/16	75,000,000	74,973,573
0.31%, 6/15/16	9,000,000	8,996,625
0.34%, 6/29/16	89,400,000	89,351,650
0.35%, 7/05/16	100,000,000	99,938,611

Description	Par Value	Value
0.31%, 7/06/16	$23,000,000	$ 22,987,350
0.36%, 7/13/16	50,000,000	49,964,514
0.57%, 7/15/16	175,000,000	174,838,854
0.35%, 7/20/16	86,000,000	85,934,067
0.35%, 7/22/16	50,000,000	49,961,278
0.41%, 7/25/16	50,000,000	49,952,778
0.51%, 9/19/16	50,000,000	49,902,083
0.43%, 9/27/16	50,000,000	49,913,083

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,030,336,262

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 8.2%‡

0.38%, 7/06/16	100,000,000	99,932,167
0.33%, 6/23/16	27,675,000	27,661,962
0.39%, 7/07/16	50,000,000	49,964,639
0.37%, 9/06/16	100,000,000	99,872,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$ 277,430,768

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $2,159,666,192)		$2,159,666,192

U.S. TREASURY OBLIGATIONS – 10.4%

U.S. TREASURY BILLS – 1.5%

0.31%, 5/12/16‡	50,000,000	49,995,256

U.S. TREASURY NOTES – 8.9%

0.25%, 5/15/16	50,000,000	49,996,958
1.75%, 5/31/16	100,000,000	100,111,979
0.50%, 6/15/16	25,000,000	25,003,995

ANNUAL REPORT / April 30, 2016

10

PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value
0.63%, 8/15/16	$30,000,000	$30,013,202

0.50%, 8/31/16	100,000,000	100,060,563

TOTAL U.S. TREASURY NOTES		$305,186,697

TOTAL U.S. TREASURY OBLIGATIONS
(COST $355,181,953)		$355,181,953

REPURCHASE AGREEMENTS – 18.7%

Credit Suisse First Boston LLC, 0.28%, dated 4/29/16, due 5/02/16, repurchase price $251,005,857 collateralized by U.S. Treasury Security 3.63%, maturing 8/15/19; total market value of $256,022,456.	251,000,000	251,000,000

Deutsche Bank Securities, Inc., 0.30%, dated 4/29/16, due 5/02/16, repurchase price $30,000,750, collateralized by U.S. Treasury Security 1.63%, maturing 11/30/20; total market value of $30,600,090.	30,000,000	30,000,000

TD Securities, Inc., 0.28%, dated 4/29/16, due 5/02/16, repurchase price $192,004,480, collateralized by U.S. Government Securities 3.00% to 4.50%, maturing 3/01/26 to 9/01/44; total market value of $197,760,000.	192,000,000	192,000,000

Description	Par Value	Value

TD Securities, Inc., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $165,003,988, collateralized by U.S. Government Securities 3.50% to 4.00%, maturing 8/01/26 to 1/01/46; total market value of $169,950,001.	$165,000,000	$165,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $638,000,000)		$638,000,000

TOTAL INVESTMENTS – 92.6%
(COST $3,152,848,145)		$3,152,848,145

OTHER ASSETS LESS LIABILITIES – 7.4%		250,908,841

TOTAL NET ASSETS – 100.0%		$3,403,756,986

 Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

11

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Agency Obligations	$—	$2,159,666,192	$—	$2,159,666,192
U.S. Treasury Obligations	—	355,181,953	—	355,181,953
Repurchase Agreements	—	638,000,000	—	638,000,000

Total	$—	$3,152,848,145	$—	$3,152,848,145

Δ	Floating rate note with current rate and stated maturity date shown.

‡	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

LLC - Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

12

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	71.4%
Repurchase Agreements	11.5%
Other Assets and Liabilities – Net[1]	17.1%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value
U.S. TREASURY OBLIGATIONS – 71.4%

U.S. TREASURY BILLS – 22.5%‡

0.31%, 5/12/16	$50,000,000	$49,995,340

0.32%, 5/26/16	50,000,000	49,989,028

0.23%, 7/21/16	50,000,000	49,974,575

0.25%, 7/28/16	50,000,000	49,969,811

TOTAL U.S. TREASURY BILLS		$199,928,754

U.S. TREASURY NOTES – 48.9%

0.50%, 6/15/16	50,000,000	50,007,990

0.63%, 7/15/16	75,000,000	75,033,191

0.32%, 7/31/16Δ	50,000,000	50,001,137

0.63%, 8/15/16	70,000,000	70,053,334

0.50%, 8/31/16	40,000,000	40,024,225

0.88%, 9/15/16	50,000,000	50,102,026

0.30%, 10/31/16Δ	100,000,000	99,981,407

TOTAL U.S. TREASURY NOTES		$435,203,310

TOTAL U.S. TREASURY OBLIGATIONS
(COST $635,132,064)		$635,132,064

Description	Par Value	Value
REPURCHASE AGREEMENTS – 11.5%

Credit Suisse First Boston LLC, 0.28%, dated 4/29/16, due 5/02/16, repurchase price $82,001,913 collateralized by U.S. Treasury Security 1.63%, maturing 3/31/19;total market value of $83,640,501.	$82,000,000	$82,000,000

Deutsche Bank Securities, Inc., 0.30%,dated 4/29/16, due 5/02/16, repurchase price $20,000,500, collateralized by U.S. Treasury Security 1.63%, maturing 11/30/20; total market value of $20,400,060.	20,000,000	20,000,000

TOTAL REPURCHASE AGREEMENTS
(COST $102,000,000)		$102,000,000

TOTAL INVESTMENTS – 82.9%
(COST $737,132,064)		$737,132,064

OTHER ASSETS LESS LIABILITIES – 17.1%		151,839,640

TOTAL NET ASSETS – 100.0%		$888,971,704

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

13

Wilmington U.S. Treasury Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$635,132,064	$—	$635,132,064
Repurchase Agreements	—	102,000,000	—	102,000,000

Total	$—	$737,132,064	$—	$737,132,064

Δ	Floating rate note with current rate and stated maturity date shown.
‡	The rate shown reflects the effective yield at purchase date.

The following acronym is used throughout this Fund:

LLC - Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Tax-Exempt Money Market Fund

At April 30, 2016, the Fund’s geographical location classifications were as follows (unaudited):

Percentage of
Total Net Assets
Texas	19.6%
Maryland	9.1%
Massachusetts	8.0%
Minnesota	7.8%
Virginia	7.4%
Delaware	6.4%
North Carolina	4.9%
Pennsylvania	4.7%
Nevada	4.2%
Illinois	4.0%
Michigan	4.0%
Connecticut	3.9%
Tennessee	3.8%
Utah	3.6%
Louisiana	3.5%
Ohio	2.2%
Florida	1.1%
New Hampshire	0.9%
Oklahoma	0.7%
New York	0.2%
Other Assets and Liabilities – Net[1]	0.0%[2]
TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

(2)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value

COMMERCIAL PAPER – 64.7%

CONNECTICUT – 3.9%

Connecticut State, Health & Educational
Facility - Yale University, Revenue Bonds
(Series V-1)

0.10%, 5/04/16	$ 16,290,000	$ 16,290,000

0.04%, 5/05/16	4,000,000	4,000,000

TOTAL CONNECTICUT		$ 20,290,000

ILLINOIS – 4.0%

Illinois Educational Facilities Authority,
0.50%, 6/07/16	20,793,000	20,793,000

TOTAL ILLINOIS		$ 20,793,000

Description	Par Value	Value

MARYLAND – 7.8%

Johns Hopkins University

0.04%, 5/05/16‡	$ 5,000,000	$ 5,000,000

0.05%, 5/05/16‡	12,000,000	12,000,000

0.07%, 5/05/16‡	3,000,000	3,000,000

Montgomery County, MD, General Obligation
Unlimited Refunding Notes, BANs

0.45%, 5/05/16	7,100,000	7,100,000

0.46%, 5/05/16	8,750,000	8,750,000

0.10%, 5/16/16	5,000,000	5,000,000

TOTAL MARYLAND		$ 40,850,000

MASSACHUSETTS – 8.0%

Massachusetts Bay Transportation Authority, 0.47%, 5/06/16	21,475,000	21,475,000

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

15

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value
Massachusetts Health & Educational
Facilities Authority, Revenue Bonds, Harvard University, (Series EE),
0.40%, 5/09/16	$ 20,403,000	$ 20,403,000

TOTAL MASSACHUSETTS		$ 41,878,000

MICHIGAN – 4.0%

University of Michigan

0.05%, 5/05/16	12,795,000	12,795,000

0.47%, 6/17/16	8,000,000	8,000,000

TOTAL MICHIGAN		$ 20,795,000

MINNESOTA – 6.1%

City of Rochester, MN, Health Care Facilities,
Revenue Bonds, (Series 2000-C), (Mayo
Clinic, OBG),
0.06%, 5/17/16	12,000,000	12,000,000

University of Minnesota

0.07%, 5/04/16	3,000,000	3,000,000

0.10%, 5/04/16	17,000,000	17,000,000

TOTAL MINNESOTA		$ 32,000,000

NEVADA – 4.2%

Las Vegas Valley Water District, NV, General
Obligation Notes, (Series 2004-A),
0.50%, 6/07/16	22,000,000	22,000,000

TOTAL NEVADA		$ 22,000,000

NORTH CAROLINA – 4.3%

North Carolina Capital Facilities Finance
Agency, Educational Facilities Revenue
Bonds, (Duke University)

0.45%, 6/01/16	2,545,000	2,545,000

0.48%, 6/08/16	4,662,000	4,662,000

University of North Carolina

0.25%, 5/12/16	5,000,000	5,000,000

0.38%, 5/12/16	10,000,000	10,000,000

TOTAL NORTH CAROLINA		$ 22,207,000

OHIO – 2.2%

Ohio Higher Educational Facility
Commission, (Case Western University)

0.09%, 5/24/16	8,110,000	8,110,000

0.09%, 5/24/16	3,500,000	3,500,000

TOTAL OHIO		$ 11,610,000

TENNESSEE – 3.8%

State of Tennessee, (Series 00-A),
0.54%, 5/17/16	20,000,000	20,000,000

TOTAL TENNESSEE		$ 20,000,000

TEXAS – 12.5%

Dallas Area Rapid Transit (Series - I),
0.48%, 6/16/16	20,000,000	20,000,000

Description	Par Value	Value
San Antonio Texas Electric & Gas Systems,
0.53%, 6/02/16	$ 12,000,000	$ 12,000,000

Texas Public Finance Authority,
0.48%, 6/06/16	10,860,000	10,860,000

University of Houston, (Series A),
0.09%, 5/17/16	2,600,000	2,600,000

University of Texas,
0.48%, 6/09/16	20,000,000	20,000,000

TOTAL TEXAS		$ 65,460,000

VIRGINIA – 3.9%

University of Virginia

0.07%, 5/04/16	16,400,000	16,400,000

0.09%, 5/17/16	4,000,000	4,000,000

TOTAL VIRGINIA		$ 20,400,000

TOTAL COMMERCIAL PAPER (COST $338,283,000)		$ 338,283,000

MUNICIPAL BONDS – 15.8%¿

FLORIDA – 0.5%

JEA Electric System Revenue, Refunding
Revenue Bonds, Daily VRDNs, (Series
2001-D), (U.S. Bank, SPA), 0.30%, 5/02/16	2,800,000	2,800,000

TOTAL FLORIDA		$ 2,800,000

LOUISIANA – 1.5%

Louisiana State Public Facilities Authority,
(Air Products & Chemicals), Revenue Bonds, Weekly VRDNs, 0.39%, 5/08/16	8,000,000	8,000,000

TOTAL LOUISIANA		$ 8,000,000

MARYLAND – 1.3%

Maryland State, Health and Higher Education Facilities Authority, Refunding
Revenue Bonds, Weekly VRDNs, (Series B),
0.40%, 5/08/16	6,800,000	6,800,000

TOTAL MARYLAND		$ 6,800,000

NEW YORK – 0.2%

New York City, NY, General Obligation Bonds, (Series H-2), Daily VRDNs, (JP Morgan
Chase Bank N.A., SPA), 0.32%, 5/02/16	1,000,000	1,000,000

TOTAL NEW YORK		$ 1,000,000

NORTH CAROLINA – 0.6%

University of North Carolina, Weekly VRDNs, 0.39%, 5/08/16	3,200,000	3,200,000

TOTAL NORTH CAROLINA		$ 3,200,000

PENNSYLVANIA – 4.7%

Geisinger Authority, PA, Revenue Bonds, (Series B), Daily VRDNs, (Healthcare System, OBG), (U.S. Bank, SPA), 0.28%, 5/02/16	20,000,000	20,000,000

ANNUAL REPORT / April 30, 2016

16

PORTFOLIOS OF INVESTMENTS

Wilmington Tax-Exempt Money Market Fund (continued)

Description	Par Value	Value
Philadelphia, PA, Hospitals and Higher Education Facilities Authority, Hospital Revenue, Refunding Bonds, Daily VRDNs, (Children’s Hospital of Philadelphia), (Wells Fargo Bank, SPA), 0.29%, 5/02/16	$ 4,500,000	$ 4,500,000

TOTAL PENNSYLVANIA		$ 24,500,000

TEXAS – 5.1%

City of Houston, TX, Combined Utility System, Weekly VRDNs, (Wells Fargo Bank, SPA), 0.41%, 5/08/16	5,000,000	5,000,000

Harris County, TX, (The Methodist Hospital),
Daily VRDNs

0.28%, 5/02/16	20,200,000	20,200,000

0.47%, 5/05/16	1,175,000	1,175,000

TOTAL TEXAS		$ 26,375,000

UTAH – 1.9%

Utah County Hospital, Refunding Revenue Bonds (Series C), Weekly VRDNs, (IHC Health Services, Inc.), (U.S. Bank, SPA), 0.39%, 5/08/16	10,000,000	10,000,000

TOTAL UTAH		$ 10,000,000

TOTAL MUNICIPAL BONDS (COST $82,675,000)		$ 82,675,000

SHORT-TERM MUNICIPAL BONDS – 19.5%¿

DELAWARE – 6.4%

Delaware State Health Facilities Authority, Refunding Revenue Bonds, (Series A), Daily VRDNs, (Christiana Care Health Services, OBG), 0.28%, 5/02/16	13,500,000	13,500,000

Delaware State Health Facilities Authority, Refunding Revenue Bonds, (Series A), Weekly VRDNs, (Christiana Care Health Services, OBG), 0.37%, 5/08/16	4,000,000	4,000,000

University of Delaware, Revenue Bonds, (Series B), Daily VRDNs, (University & College Imps.)/(Bank of America N.A., SPA), 0.29%, 5/02/16	4,500,000	4,500,000

University of Delaware, Revenue Bonds, Daily VRDNs, (TD Bank N.A., SPA), 0.29%, 5/02/16	11,660,000	11,660,000

TOTAL DELAWARE		$ 33,660,000

FLORIDA – 0.6%

Orange County Housing Finance Authority, FL, Refunding Revenue Bonds, Weekly VRDNs, (Fannie Mae), 0.39%, 5/08/16	3,180,000	3,180,000

TOTAL FLORIDA		$ 3,180,000

LOUISIANA – 2.0%

Louisiana State Public Facilities Authority, (Air Products & Chemicals), Daily VRDNs, 0.28%, 5/02/16	6,300,000	6,300,000

Description	Par Value	Value
Louisiana State Public Facilities Authority, (Air Products & Chemicals), Revenue Bonds, (Series C), Daily VRDNs, 0.28%, 5/02/16	$ 3,900,000	$ 3,900,000

TOTAL LOUISIANA		$ 10,200,000

MINNESOTA – 1.7%

City of Rochester, MN, Refunding Revenue Bonds, (Series A) Weekly VRDNs, (Mayo Clinic, OBG), 0.39%, 5/08/16	8,900,000	8,900,000

TOTAL MINNESOTA		$ 8,900,000

NEW HAMPSHIRE – 0.9%

New Hampshire HEFA, Revenue Bonds, Weekly VRDNs, (Dartmouth College, OBG)/(U.S. Bank N.A., SPA), 0.39%, 5/08/16	4,775,000	4,775,000

TOTAL NEW HAMPSHIRE		$ 4,775,000

OKLAHOMA – 0.7%

Oklahoma State Turnpike Authority, Revenue Bonds, (Series F), Daily VRDNs, (JP Morgan Chase Bank N.A., SPA), 0.30%, 5/02/16	3,700,000	3,700,000

TOTAL OKLAHOMA		$ 3,700,000

TEXAS – 2.0%

State of Texas, GO Unlimited Notes, (Series B), Weekly VRDNs, (State Street / CalPERS, SPA), 0.40%, 5/08/16	10,480,000	10,480,000

TOTAL TEXAS		$ 10,480,000

UTAH – 1.7%

City of Murray, UT, Hospital Revenue Bonds, (Series D), Daily VRDNs, (IHC Health Services, Inc., OBG), 0.27%, 5/02/16	9,100,000	9,100,000

TOTAL UTAH		$ 9,100,000

VIRGINIA – 3.5%

Loudoun County Industrial Development Authority, Revenue Bonds, (Series D), Weekly VDRNs, (Howard Hughes Medical Center), 0.39%, 5/08/16	18,000,000	18,000,000

TOTAL VIRGINIA		$ 18,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS
(COST $101,995,000)		$ 101,995,000

TOTAL INVESTMENTS – 100.0%
(COST $522,953,000)		522,953,000

OTHER ASSETS LESS LIABILITIES – 0.0%**		25,388

TOTAL NET ASSETS – 100.0%		$ 522,978,388

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

17

Wilmington Tax-Exempt Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Commercial Paper	$—	$338,283,000	$—	$338,283,000
Municipal Bonds	—	82,675,000	—	82,675,000
Short-Term Municipal Bonds	—	101,995,000	—	101,995,000

Total	$—	$522,953,000	$—	$522,953,000

¿	Variable rate demand note with current rate shown. Date shown is the date on which the Fund can unconditionally demand payment.
‡	The rate shown reflects the effective yield at purchase date.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

BANs - Bond Anticipation Notes

GO - General Obligation

HEFA - Health and Educational Facilities Authority

MD - Maryland

MN - Minnesota

N.A. - North America

NV - Nevada

NY - New York

OBG - Obligation

PA - Pennsylvania

SPA - Sales and Purchase Agreement

TX - Texas

UT - Utah

VRDNs - Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

18

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2016	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
ASSETS:
Investments, at identified cost	$4,379,981,150	$3,152,848,145	$737,132,064	$522,953,000

Investments in repurchase agreements, at value	$251,000,000	$638,000,000	$102,000,000	$—
Investments in securities, at value	4,128,981,150	2,514,848,145	635,132,064	522,953,000

TOTAL INVESTMENTS	4,379,981,150	3,152,848,145	737,132,064	522,953,000

Cash	—	—	106,618	—
Interest receivable	1,374,019	1,066,026	549,938	134,870
Receivable for shares sold	6,380,068	887,346	1,775	3,970
Receivable for investments sold	150,687,500	251,687,500	151,250,000	—
Prepaid assets	67,432	57,661	29,721	24,359

TOTAL ASSETS	4,538,490,169	3,406,546,678	889,070,116	523,116,199

LIABILITIES:
Payable to custodian	79,455	33,447	—	50,822
Income distribution payable	353,718	123,069	27,412	13,702
Payable for shares redeemed	1,715,667	2,428,770	2,038	6,815
Payable for Trustees’ fees	2,005	2,005	2,005	2,005
Payable for shareholder services fee	68,466	28,870	1	1,121
Other accrued expenses	298,424	173,531	66,956	63,346

TOTAL LIABILITIES	2,517,735	2,789,692	98,412	137,811

NET ASSETS	$4,535,972,434	$3,403,756,986	$888,971,704	$522,978,388

NET ASSETS CONSIST OF:
Paid-in capital	$4,535,949,627	$3,403,763,618	$889,007,160	$523,044,003
Undistributed (distributions in excess of) net investment income	(1,741)	647	(330)	(214)
Accumulated net realized gain (loss) on investments	24,548	(7,279)	(35,126)	(65,401)

TOTAL NET ASSETS	$4,535,972,434	$3,403,756,986	$888,971,704	$522,978,388

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$308,837,835	$1,619,679,332	$646,348,752	$52,933,558

Shares outstanding (unlimited shares authorized)	308,944,720	1,619,873,345	646,408,152	52,936,448

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Institutional Class
Net Assets	$301,156,246	$12,839,803	$—	$—

Shares outstanding (unlimited shares authorized)	301,156,708	12,842,087	—	—

Net Asset Value per share	$1.00	$1.00	$—	$—

Select Class
Net Assets	$3,156,334,024	$976,287,408	$242,596,748	$411,810,159

Shares outstanding (unlimited shares authorized)	3,156,615,797	976,417,757	242,627,687	411,857,156

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Service Class
Net Assets	$769,644,329	$794,950,443	$26,204	$58,234,671

Shares outstanding (unlimited shares authorized)	769,662,145	794,936,924	26,203	58,282,112

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF OPERATIONS

19

Year Ended April 30, 2016	Wilmington Prime Money Market Fund	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund	Wilmington Tax-Exempt Money Market Fund
INVESTMENT INCOME:

Interest	$11,519,363	$7,032,338	$1,346,597	$366,223

TOTAL INVESTMENT INCOME	11,519,363	7,032,338	1,346,597	366,223

EXPENSES:

Investment advisory fee	15,159,408	14,329,985	3,272,435	2,050,680

Administrative personnel and services fees	1,186,774	1,121,520	256,130	160,555

Portfolio accounting and administration fees	1,062,283	1,002,782	237,592	158,991

Transfer and dividend disbursing agent fees and expenses	217,576	2,217	4,541	26,855

Custodian fees	106,082	92,872	23,486	15,130

Trustees’ fees	43,263	43,263	43,263	43,263

Professional fees	70,888	70,791	67,942	67,955

Distribution services fee—Administrative Class	793,935	4,329,815	1,434,819	130,446

Distribution services fee—Service Class	1,850,590	2,030,583	46	177,996

Shareholder services fee— Administrative Class	793,935	4,329,815	1,434,819	130,446

Shareholder services fee— Select Class	6,156,161	2,510,184	610,404	973,233

Shareholder services fee— Service Class	1,850,590	2,030,583	46	177,996

Share registration costs	54,812	52,897	27,383	42,092

Printing and postage	155,879	15,643	7,522	18,956

Miscellaneous	237,049	241,629	89,309	56,670

TOTAL EXPENSES	29,739,225	32,204,579	7,509,737	4,231,264

WAIVERS AND REIMBURSEMENTS:

Waiver/reimbursement by investment advisor	(8,824,039)	(10,628,013)	(2,756,272)	(2,324,990)

Waiver of distribution services fee—Administrative Class	(793,935)	(4,329,815)	(1,434,819)	(130,446)

Waiver of distribution services fee—Service Class	(1,850,590)	(2,030,583)	(46)	(177,996)

Waiver of shareholder services fee—Administrative Class	(793,935)	(4,329,815)	(1,434,819)	(130,446)

Waiver of shareholder services fee—Select Class	(6,156,161)	(2,510,184)	(610,404)	(973,233)

Waiver of shareholder services fee—Service Class	(1,567,850)	(1,946,642)	(45)	(176,875)

Waiver of portfolio accounting and administration fees	(85,207)	(84,302)	(17,993)	(11,636)

TOTAL WAIVERS AND REIMBURSEMENTS	(20,071,717)	(25,859,354)	(6,254,398)	(3,925,622)

Net expenses	9,667,508	6,345,225	1,255,339	305,642

Net investment income	1,851,855	687,113	91,258	60,581

REALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	26,384	17,283	126	—

Net realized gain (loss) on investments	26,384	17,283	126	—

Change in net assets resulting from operations	$1,878,239	$704,396	$91,384	$60,581

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

20

STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income	$1,851,855	$444,404	$687,113	$415,643
Net realized gain (loss) on investments	26,384	12,180	17,283	4,315

Change in net assets resulting from operations	1,878,239	456,584	704,396	419,958

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(174,346)	(46,265)	(381,356)	(184,789)
Institutional Class	(178,569)	(24,467)	(4,895)	(3,473)
Select Class	(1,393,958)	(295,729)	(218,174)	(101,403)
Service Class	(105,701)	(76,769)	(83,677)	(125,210)

Change in net assets resulting from distributions to shareholders	(1,852,574)	(443,230)	(688,102)	(414,875)
SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,242,901,329	995,503,689	4,556,771,179	3,877,501,399
Institutional Class	958,675,920	1,060,689,984	181,731,782	37,157,622
Select Class	4,952,241,588	3,974,173,345	2,508,685,382	1,928,110,623
Service Class	2,004,667,671	2,639,297,327	1,571,057,766	2,761,898,754
Distributions reinvested
Administrative Class	111	20	2,406	5,209
Institutional Class	7,342	1,679	872	1,161
Select Class	192,160	51,805	4,615	1,117
Service Class	59,773	40,704	10,115	7,232
Cost of shares redeemed
Administrative Class	(1,286,658,369)	(968,605,086)	(4,493,385,278)	(3,994,684,719)
Institutional Class	(895,225,247)	(869,855,406)	(194,972,218)	(94,675,053)
Select Class	(4,235,763,782)	(3,847,371,614)	(2,537,908,763)	(1,811,768,074)
Service Class	(1,924,804,383)	(2,693,246,232)	(2,128,399,325)	(2,781,129,145)

Change in net assets resulting from share transactions	816,294,113	290,680,215	(536,401,467)	(77,573,874)

Change in net assets	816,319,778	290,693,569	(536,385,173)	(77,568,791)
NET ASSETS:
Beginning of year	3,719,652,656	3,428,959,087	3,940,142,159	4,017,710,950

End of year	$4,535,972,434	$3,719,652,656	$3,403,756,986	$3,940,142,159

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,741)	$(1,022)	$647	$1,636

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)

21

	Wilmington Prime Money Market Fund		Wilmington U.S. Government Money Market Fund

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,242,901,329	995,503,689	4,556,771,179	3,877,501,399
Institutional Class	958,675,920	1,060,689,984	181,731,782	37,157,622
Select Class	4,952,241,588	3,974,173,345	2,508,685,382	1,928,110,623
Service Class	2,004,667,671	2,639,297,327	1,571,057,766	2,761,898,754
Distributions reinvested
Administrative Class	111	20	2,406	5,209
Institutional Class	7,342	1,679	872	1,161
Select Class	192,160	51,805	4,615	1,117
Service Class	59,773	40,704	10,115	7,232
Shares redeemed
Administrative Class	(1,286,658,369)	(968,605,086)	(4,493,385,278)	(3,994,684,719)
Institutional Class	(895,225,247)	(869,855,406)	(194,972,218)	(94,675,053)
Select Class	(4,235,763,782)	(3,847,371,614)	(2,537,908,763)	(1,811,768,074)
Service Class	(1,924,804,383)	(2,693,246,232)	(2,128,399,325)	(2,781,129,145)

Net change in shares outstanding	816,294,113	290,680,215	(536,401,467)	(77,573,874)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

22 STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington U.S. Treasury Money Market Fund		Wilmington Tax-Exempt Money Market Fund

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income	$91,258	$473	$60,581	$50,673
Net realized gain (loss) on investments	126	415	—	—

Change in net assets resulting from operations	91,384	888	60,581	50,673

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	(64,773)	(845)	(6,322)	(4,262)
Select Class	(27,263)	(381)	(46,984)	(39,332)
Service Class	(1)	—	(7,230)	(7,329)

Change in net assets resulting from distributions to shareholders	(92,037)	(1,226)	(60,536)	(50,923)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	1,228,266,198	1,224,054,650	44,018,592	45,149,714
Select Class	782,092,004	839,334,028	511,925,684	474,676,458
Service Class	8,000	12,201	115,275,927	135,589,560
Distributions reinvested
Administrative Class	285	4	—	—
Select Class	5,252	139	936	666
Service Class	1	—	6,185	7,453
Cost of shares redeemed
Administrative Class	(1,213,389,026)	(1,374,942,422)	(33,768,756)	(42,427,934)
Select Class	(804,455,029)	(888,754,034)	(513,808,056)	(482,564,643)
Service Class	—	—	(136,363,561)	(130,989,192)

Change in net assets resulting from share transactions	(7,472,315)	(200,295,434)	(12,713,049)	(557,918)

Change in net assets	(7,472,968)	(200,295,772)	(12,713,004)	(558,168)

NET ASSETS:
Beginning of year	896,444,672	1,096,740,444	535,691,392	536,249,560

End of year	$888,971,704	$896,444,672	$522,978,388	$535,691,392

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(330)	$449	$(214)	$(259)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	1,228,266,198	1,224,054,650	44,018,592	45,149,714
Select Class	782,092,004	839,334,028	511,925,684	474,676,458
Service Class	8,000	12,201	115,275,927	135,589,560
Distributions reinvested
Administrative Class	285	4	—	—
Select Class	5,252	139	936	666
Service Class	1	—	6,185	7,453
Shares redeemed
Administrative Class	(1,213,389,026)	(1,374,942,422)	(33,768,756)	(42,427,934)
Select Class	(804,455,029)	(888,754,034)	(513,808,056)	(482,564,643)
Service Class	—		(136,363,561)	(130,989,192)

Net change in shares outstanding	(7,472,315)	(200,295,434)	(12,713,049)	(557,918)

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS

23

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON PRIME MONEY MARKET FUND

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2016	April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.001	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.001	0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.001)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.06%	0.01%		0.01%		0.03%		0.03%
Net Assets, End of Year (000’s)	$308,838	$352,595		$325,696		$382,757		$464,721
Ratios to Average Net Assets
Gross Expense	0.98%	0.98%		0.98%		0.97%		0.80%
Net Expenses(c)	0.24%	0.14%		0.13%		0.17%		0.16%
Net Investment Income	0.05%	0.01%		0.01%		0.03%		0.02%
	Year Ended	Year Ended		Year Ended		Year Ended		Period Ended
INSTITUTIONAL CLASS	April 30, 2016	April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012(d)
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.001	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.001	0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.001)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.06%	0.01%		0.01%		0.03%		0.01%
Net Assets, End of Year (000’s)	$301,156	$237,698		$46,861		$31,056		$42,072
Ratios to Average Net Assets
Gross Expense	0.48%	0.48%		0.48%		0.47%		0.46	%(e)
Net Expenses(c)	0.27%	0.14%		0.13%		0.17%		0.16	%(e)
Net Investment Income	0.07%	0.01%		0.01%		0.03%		0.04	%(e)
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
SELECT CLASS	April 30, 2016	April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.001	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.001	0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.001)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.06%	0.01%		0.01%		0.03%		0.02%
Net Assets, End of Year (000’s)	$3,156,334	$2,439,662		$2,312,800		$2,528,068		$2,424,783
Ratios to Average Net Assets
Gross Expense	0.73%	0.73%		0.73%		0.72%		0.73%
Net Expenses(c)	0.25%	0.14%		0.13%		0.17%		0.16%
Net Investment Income	0.06%	0.01%		0.01%		0.03%		0.03%

ANNUAL REPORT / April 30, 2016

24

FINANCIAL HIGHLIGHTS

WILMINGTON PRIME MONEY MARKET FUND (continued)

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SERVICE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$769,644		$689,698		$743,602		$829,547		$779,543
Ratios to Average Net Assets
Gross Expense	0.98%		0.98%		0.98%		0.96%		0.98%
Net Expenses(c)	0.28%		0.14%		0.14%		0.19%		0.18%
Net Investment Income	0.02%		0.01%		0.01%		0.01%		0.01%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  The investment manager and other service providers voluntarily waived a portion of their fees.

(d)  Reflects investment operations for the period from March 12, 2012 to April 30, 2012.

(e)  Annualized for periods less than one year.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS

25

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.02%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,619,679		$1,556,286		$1,673,462		$1,885,193		$1,801,115
Ratios to Average Net Assets
Gross Expense	0.97%		0.97%		0.97%		0.96%		0.79%
Net Expenses(c)	0.18%		0.07%		0.08%		0.15%		0.12%
Net Investment Income	0.02%		0.01%		0.01%		0.01%		0.01%
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
INSTITUTIONAL CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012(d)
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.02%		0.01%		0.01%		0.01%		0.00%
Net Assets, End of Year (000’s)	$12,840		$26,079		$83,595		$25,683		$85,322
Ratios to Average Net Assets
Gross Expense	0.47%		0.47%		0.47%		0.46%		0.46	%(e)
Net Expenses(c)	0.13%		0.07%		0.08%		0.15%		0.13	%(e)
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01	%(e)
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SELECT CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.02%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$976,287		$1,005,503		$889,158		$1,164,388		$1,213,146
Ratios to Average Net Assets
Gross Expense	0.72%		0.72%		0.72%		0.71%		0.72%
Net Expenses(c)	0.18%		0.07%		0.08%		0.15%		0.12%
Net Investment Income	0.02%		0.01%		0.01%		0.01%		0.01%

ANNUAL REPORT / April 30, 2016

26

FINANCIAL HIGHLIGHTS

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND (continued)

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SERVICE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$794,950		$1,352,274		$1,371,495		$1,131,306		$873,278
Ratios to Average Net Assets
Gross Expense	0.97%		0.97%		0.97%		0.96%		0.97%
Net Expenses(c)	0.18%		0.07%		0.08%		0.14%		0.13%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)	The investment manager and other service providers voluntarily waived a portion of their fees.
(d)	Reflects investment operations for the period from March 12, 2012 to April 30, 2012.

(e)  Annualized for periods less than one year.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS

27

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.00	%(c)	0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$646,349		$631,472		$782,360		$827,103		$909,306
Ratios to Average Net Assets
Gross Expense	0.99%		0.98%		0.97%		0.97%		0.80%
Net Expenses(d)	0.15%		0.06%		0.06%		0.14%		0.06%
Net Investment Income	0.01%		0.00	%(c)	0.01%		0.01%		0.01%
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SELECT CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.00	%(c)	0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$242,597		$264,955		$314,375		$386,574		$210,231
Ratios to Average Net Assets
Gross Expense	0.74%		0.74%		0.72%		0.73%		0.73%
Net Expenses(d)	0.15%		0.06%		0.06%		0.14%		0.06%
Net Investment Income	0.01%		0.00	%(c)	0.01%		0.01%		0.01%
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SERVICE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.00	%(c)	0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$26		$18		$6		$10,034		$8,909
Ratios to Average Net Assets
Gross Expense	0.97%		0.99%		0.97%		0.97%		0.99%
Net Expenses(d)	0.17%		0.06%		0.06%		0.14%		0.06%
Net Investment Income	0.01%		0.00	%(c)	0.01%		0.01%		0.01%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  Represents less than 0.01%.

(d)  The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

28

FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON TAX-EXEMPT MONEY MARKET FUND

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	—		—		—		—		0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$52,934		$42,684		$39,962		$38,684		$41,513
Ratios to Average Net Assets
Gross Expense	1.02%		1.01%		1.00%		0.99%		0.87%
Net Expenses(c)	0.06%		0.05%		0.09%		0.16%		0.23%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SELECT CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	—		—		—		—		0.000	(a)
Total Income (Loss) From Operations	0.000	(a)	0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	0.000	(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$411,810		$413,692		$421,579		$406,386		$362,551
Ratios to Average Net Assets
Gross Expense	0.77%		0.76%		0.75%		0.74%		0.77%
Net Expenses(c)	0.06%		0.05%		0.09%		0.15%		0.23%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
SERVICE CLASS	April 30, 2016		April 30, 2015		April 30, 2014		April 30, 2013		April 30, 2012
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	—		—		—		—		0.000	(a)
Total Income (Loss) From Operations	0.000		0.000		0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(b)	0.01%		0.01%		0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$58,235		$79,316		$74,708		$57,425		$57,379
Ratios to Average Net Assets
Gross Expense	1.01%		1.01%		1.00%		0.99%		1.02%
Net Expenses(c)	0.06%		0.05%		0.09%		0.16%		0.23%
Net Investment Income	0.01%		0.01%		0.01%		0.01%		0.01%

(a)  Represents less than $0.001.

(b)  Total returns for periods of less than one year, if any, are not annualized.

(c)  The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

29

Wilmington Funds

April 30, 2016

1.    ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 16 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 12 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Prime Money Market Fund (“Prime Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington Tax-Exempt Money Market Fund (“Tax-Exempt Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the NYSE is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2016, there were no transfers between Levels 1, 2 and 3 assets and liabilities based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2016

30

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2016, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Prime Money Market Fund
Credit Suisse First Boston LLC	$251,000,000	$251,000,000	$—	$—
U.S. Government Money Market Fund
Credit Suisse First Boston LLC	251,000,000	251,000,000	—	—
Deutsche Bank Securities, Inc.	30,000,000	30,000,000	—	—
TD Securities, Inc.	192,000,000	192,000,000	—	—
TD Securities, Inc.	165,000,000	165,000,000	—	—
	$638,000,000	$638,000,000	$—	$—
U.S. Treasury Money Market Fund
Credit Suisse First Boston LLC	82,000,000	82,000,000	—	—
Deutsche Bank Securities, Inc.	20,000,000	20,000,000	—	—
	$102,000,000	$102,000,000	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2016, the Funds did not incur any interest or penalties.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

31

the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales.

3.    FEDERAL TAX INFORMATION

As of April 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2015, 2014 and 2013, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:

		Increase (Decrease)	Accumulated
	Paid-in	Undistributed Net	Net Realized
Fund	Capital	Investment Income	Gain (Loss)
Tax-Exempt Money Market Fund	$(6,657)	$—	$6,657

The tax character of distributions for the corresponding fiscal years as reported on the Statements of Changes in Net Assets were as follows:

		2016			2015
	Ordinary	Tax-Exempt	Long-Term	Ordinary	Tax-Exempt	Long-Term
Fund	Income*	Income	Capital Gains	Income*	Income	Capital Gains

Prime Money Market Fund	$1,852,574	$—	$—	$443,230	$—	$—
U.S. Government Money Market Fund	688,102	—	—	414,875	—	—
U.S. Treasury Money Market Fund	92,037	—	—	1,226	—	—
Tax-Exempt Money Market Fund	1,715	58,821	—	576	50,347	—

*    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

		Undistributed	Other
	Undistributed	Long-Term	Timing	Unrealized	Capital Loss	Late Year
Fund	Ordinary Income	Capital Gains	Differences	Appreciation	Carryforwards	Deferrals

Prime Money Market Fund	$376,528	$—	$(353,721)	$—	$—	$—
U.S. Government Money Market Fund	123,716	—	(123,069)	—	(7,279)	—
U.S. Treasury Money Market Fund	27,081	—	(27,411)	—	(35,126)	—
Tax-Exempt Money Market Fund	13,488	—	(13,702)	—	(65,401)	—

At April 30, 2016, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

			Short-Term	Long-Term	Total Capital
	Capital Loss Available Through		Post-Effective	Post-Effective	Loss
Fund	2017	2018	No Expiration	No Expiration	Carryforwards

U.S. Government Money Market Fund	$ —	$ —	$7,279	$—	$ 7,279
U.S. Treasury Money Market Fund	—	—	35,126	—	35,126
Tax-Exempt Money Market Fund	63,251	2,115	35	—	65,401

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2016, the Funds had no Post-October or Late Year losses to defer.

ANNUAL REPORT / April 30, 2016

32

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2016:

Capital Loss
Carryforwards
Fund	Used

Prime Money Market Fund	$1,836
U.S. Government Money Market Fund	17,283
U.S. Treasury Money Market Fund	126

The Tax-Exempt Money Market Fund had capital loss carryforwards expire in the amount of $6,657.

4.    ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Advisory Fee
Fund	Annual Rate

Prime Money Market Fund	0.40%
U.S. Government Money Market Fund	0.40%
U.S. Treasury Money Market Fund	0.40%
Tax-Exempt Money Market Fund	0.40%

WFMC has voluntarily agreed to reduce its advisory fee and/or reimburse each of the Fund’s operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield for each share class of the Funds at or above 0.00%. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice. WFMC will not recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administration	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	On the first $5 billion
	0.030%	On the next $2 billion
	0.025%	On the next $3 billion
	0.018%	On assets in excess of $10 billion

BNYM	0.0285%	On the first $500 million
	0.0280%	On the next $500 million
	0.0275%	On assets in excess of $1 billion

BNYM and WFMC may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. For the year ended April 30, 2016, BNYM waived amounts identified in the Statement of Operations as “Waiver of portfolio accounting and administration fees” and WFMC did not waive any administrative personnel and services fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2016, no affiliates of the Advisor received these fees.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

33

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. and Traders Trust Company (together, “M&T”) affiliates of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2016, M&T received a portion of the fees paid by the following Funds which are listed below:

Shareholder Services
Fund	Fee

Prime Money Market Fund	$263,668

US Government Money Market Fund	81,275

US Treasury Money Market Fund	1

Tax Exempt Money Market Fund	859

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.    LINE OF CREDIT

Effective March 9, 2016, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of this LOC is March 7, 2017.

Prior to March 9, 2016, the Trust participated in a $20,000,000 LOC with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion.

The Funds did not utilize the LOC for the year ended April 30, 2016.

6.    MONEY MARKET REFORM

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally changes the way that certain money market funds will be required to operate. The intent of the increased regulations is to improve transparency and to prevent a run on money market fund assets during times of financial crisis in the markets. Some of the highlights of the changes include mandating that certain money market funds move to a floating NAV, the ability of the funds to impose gates and redemption fees, and the requirement for additional disclosure on money market fund websites. The final date to comply is October 14, 2016.

7.    SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date, except as follows:

At a meeting of the Trustees of the Trust on March 15, 2016, WFMC and WTIA recommended and the Trustees approved that each of the Prime Money Market Fund and the Tax-Exempt Money Market Fund (also referred to as “Target Funds”), each a series of the Trust, should be merged into the U.S. Government Money Market Fund (“Acquiring Fund”).

The closing for the Prime Money Market Fund merger is expected to occur on or about August 15, 2016. The closing for the Tax-Exempt Money Market Fund merger is expected to occur on or about August 22, 2016, subject to shareholder approval. Each Target Fund intends to continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) up to and including the day of its merger.

ANNUAL REPORT / April 30, 2016

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund (four of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington U.S. Treasury Money Market Fund and Wilmington Tax-Exempt Money Market Fund (four of the series constituting the Wilmington Funds) at April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2016

April 30, 2016 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

35

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 16 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD); Senior Vice President of M&T Bank.

Other Directorships Held: None.

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

ANNUAL REPORT / April 30, 2016 (unaudited)

36

BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn medical and electronic products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: First Potomac Realty Trust (real estate investment trust).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

April 30, 2016 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

37

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellan Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).
Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).
Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

ANNUAL REPORT / April 30, 2016 (unaudited)

38

BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2016 (unaudited) / ANNUAL REPORT

39

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2016

40

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2016 / ANNUAL REPORT

41

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2016

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WILMINGTON
FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-MM-0416

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON
FUNDS

April 30, 2016

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Fixed Income Funds

Wilmington Broad Market Bond Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Short-Term Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2015, through April 30, 2016. Inside you will find a comprehensive review of the Trusts’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

While the U.S. economy continued to expand, the growth in gross domestic product (“GDP”) turned successively weaker with each quarter. GDP grew a healthy 3.9% in the second quarter of 2015, but the pace of growth slowed to 2.0% in the third quarter, decelerated to a tepid 1.4% gain in the fourth quarter, and nearly came to a standstill with a marginal gain of 0.5% in the first quarter of 2016.i

ihttp://www.bea.gov/national/index.htm#gdp

A strong U.S. dollar, weak global economy, falling oil prices, and sluggish wage growth were contributing factors to this disappointing economic performance.

The unemployment rate declined to 5.0% in April of 2016, down from the 5.5% rate in May of 2015. While the lower unemployment rate is welcome, the overall employment picture remains mixed, as the labor participation rate (62.8%) is stuck at historical lows, while wage growth is muted, increasing just 2.5% in the last 12 months.ii

iihttp://www.bls.gov/news.release/empsit.nr0.htm

The price of oil continued its long slide. West Texas Intermediate (a grade of crude oil used as an oil pricing benchmark) fell from nearly $60 per barrel to just under $46 per barrel, after dipping below $30 per barrel in January.iii This price decline has severely impacted both the oil industry and the banks that have made loans to oil-related companies. The savings to consumers are real, but seem not to have translated into the level of spending that might accelerate economic growth.

iiihttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

The Federal Reserve (the “Fed”) raised the federal funds rate by 25 basis points1 (0.25%) in December 2015, the first such hike since 2006. With the announcement came a statement of intentions regarding the pace of future hikes. As the economy subsequently weakened, however, the Fed moderated its position on future rate increases, communicating that any increases would come only after a careful analysis of U.S. economic health and global stock market stability.

The Bond Markets

Yields fluctuated widely over the course of the Trust’s fiscal year. The 10-year Treasury note began May 2015 with a yield of 2.05%, peaking at 2.50% in June, only to quickly fall as investors rushed to safety amid a global stock market rout in August. Yields eventually turned higher as the prospect of a Fed hike in December grew. By the end of April 2016, however, yields ended lower at 1.83% on expectations that the Fed would put off any additional rate hikes in the near term.iv

ivhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

The Barclays U.S. Aggregate Index2 turned in a modestly positive performance, gaining 2.72% over the 12-month period ended in April 2016. The Barclays U.S. Long-Term Treasury Index3 was the top gainer, rising 5.49%.

The high-yield market was buffeted by liquidity concerns toward the end of the calendar year, but managed to stabilize in the months that followed. The Barclays U.S. Corporate High Yield Bond Index4 ended lower, losing 1.12%.

In the tax-exempt market, concerns about a bond default by Puerto Rico were not enough to prevent a strong performance in municipal bonds, as the Barclays Municipal Bond Index5 gained 5.29%.

Global bond markets enjoyed an even stronger performance as central bankers from Europe to Japan pursued monetary easing and even negative interest rates in attempts to jump-start their struggling economies. The Barclays Global Aggregate ex-USD6 jumped 6.55% over the last 12 months ended April 30, 2016.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain Barclays indices performed as follows7:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[8]	Barclays U.S. Mortgage- Backed Securities Index[9]	Barclays U.S. Credit Bond Index[10]	Barclays Municipal Bond Index
2.72%	2.83%	2.56%	2.77%	5.29%

PRESIDENT’S MESSAGE / April 30, 2016(unaudited)

ii

The Stock Markets

The U.S. stock market experienced sharp declines and price recoveries, but was unable to break out of the trading range it’s occupied for the last 18 months.

Stocks weathered a number of challenges, beginning the fiscal year with the threat of a Greek bankruptcy and the country’s withdrawal from the European Union. No sooner was that crisis resolved than investors were confronted with an unexpected currency devaluation by China, which led to sharp losses in stock prices in the month of August, a slide that extended into September.

Prices staged a strong recovery in October, recouping most of their previous losses as Europe hinted at monetary stimulus, China cut rates, and the Fed delayed its anticipated interest rate increase.

January turned in nearly a mirror performance of August as oil prices resumed their slide, anxieties grew about China’s economic health, and the world’s economies remained stagnant. Stocks staged yet another recovery in March, sparked by firming oil prices, fresh monetary easing in Europe, and new stimulus steps in China.

After all the market gyrations, stocks ended generally right where they began, with the Russell 3000 Index11, a broad domestic market index, falling just 0.18%, for the year ended April 30, 2016.

U.S. large-cap stocks outperformed mid-cap and small-cap stocks, as indicated by the 1.21% gain in the S&P 500 index12 and the declines in the Russell Midcap Index13 (-2.14%) and the Russell 2000 Index14 (-5.94%).

While growth stocks led performance in the large-cap space—the Russell 1000 Growth Index15 rose 1.07% versus a small loss in the Russell 1000 Value Index16 (-0.40%)—they underperformed value stocks significantly in the mid-cap and small-cap markets.

The best-performing S&P industry sectors were utilities (+14.26%), consumer staples (+10.46%), and telecommunication services (+9.71%). The energy sector turned in the worst performance, sliding 15.18%.

Real estate posted a strong performance, with the FTSE NAREIT Equity REITs Index17 posting a gain of 7.86%.

Overseas markets endured a difficult year, as reflected in the 9.32% decline in the MSCI EAFE (net) Index18.Emerging markets were particularly hard hit, with the MSCI Emerging Markets (net) Index19 losing 17.87%.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[20]	NASDAQ Composite Index[21]	MSCI All Country World ex-US (Net) Index[22]
1.21%	2.25%	-2.19%	-11.28%

The markets this past year have been a reminder that a broadly diversified portfolio and the patience to stay invested through periods of market volatility can be essential to long-term investment success.23 We remain committed to managing your assets with a long-term view and working hard in the year ahead to help you reach your important financial goals.

Sincerely,

Christopher D. Randall

President

May 27, 2016

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

April 30, 2016(unaudited) / PRESIDENT’S MESSAGE

iii

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Funds, and you should not expect that the investment advisor will provide financial support to the Funds at any time.

1.	Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.
2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.
3.	Barclays U.S. Long-Term Treasury Index is an unmanaged index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
4.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.
5.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond markets. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.
6.	Barclays Global Aggregate ex-USD provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.
7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
8.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.
9.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.
10.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.
11.	The Russell 3000 Index is a capitalization weighted index that seeks to be a benchmark of the entire U.S. stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in the U.S. based on market capitalization.
12.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.
13.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.
14.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
15.	Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
16.	Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
17.	FTSE NAREIT Equity REITs Index is a free float-adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
18.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
19.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
20.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
21.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
22.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
23.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE / April 30, 2016(unaudited)

[This Page Intentionally Left Blank]

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 2.03%* for Class A Shares and 2.38%* for Class I Shares, versus its benchmark, the Barclays US Aggregate Bond Index**, which had a total return of 2.72%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 2.00%.

The Federal Reserve (the “Fed”) raised short-term interest rates in December 2015, for the first time since 2006. The Fed acknowledged the continued improvement in the labor market and their expectation for inflation “to rise to its 2% target over the medium term”. The Federal Open Market Committee (the “FOMC”) went on to state that they “expect economic conditions to evolve in a manner that will warrant only gradual increases in the federal funds rate.” The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation as oil declined to a 13-year low price of $26 per barrel in mid-February, and fears of slower global economic growth. The 10-Year U.S. Treasury yield declined by 22 basis points to a yield of 1.83% at the end of April, while the 2-Year Treasury yield increased by 19 basis points over the fiscal year in response to the Fed raising interest rates. Also contributing to the lower interest rate environment were negative interest rate policies by the Bank of Japan and the European Central Bank; the Fed also delivered a more dovish statement and reduced their expectations for raising interest rates in 2016 to only two times from four times at the March 2016 FOMC meeting. The low European yields acted as a “magnet” to pull U.S. treasury yields lower.

The corporate bond market underperformed for the second consecutive year as investors required higher risk premiums to accommodate for another year of record supply. The energy sector continued to severely underperform as investors required higher risk premiums to compensate for the expectations of diminished earnings given the sharp decline in revenues associated with much lower oil prices. For the fiscal year, the corporate sector produced -34 basis points of excess return. The Energy portion of the corporate sector produced -606 basis points of excess return. In contrast, the Finance sector produced 11 basis points of excess return as the banks continue to see asset quality improve and capital levels increase. The average risk premium as measured by the Barclays US Corporate Bond Index increased by 18 basis points to 146 basis points for the average investment grade bond over the past fiscal year.

The Mortgage backed sector outperformed the corporate sector but did not provide any excess returns. The Fed continued to replace maturing mortgages and new supply was manageable given the tepid housing market.

Economic growth for the 12-month period ended March 31, 2016 slowed to only 2% as measured by the gross domestic product (“GDP”). The consumer continued to pull their weight as evidenced by another year of strong auto sales. The 1st quarter of 2016 was anemic with the economy only growing by a 0.5% rate. We anticipate economic growth will pick up for the remainder of 2016 as the consumer continues to spend. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to their lowest level since 1973, and the unemployment rate has declined to 5.0%. Oil prices have rebounded from a 13-year low as

U.S. producers’ continue to idle rigs; however even with the rebound, prices are lower now than they were a year ago. Inflation has started to move slightly higher. The Consumer Price Index (“CPI”) increased to 1.1% for the past year. The less volatile core CPI, which excludes food and energy, increased by 2.1% for the past year. Wage growth has started to move higher as the unemployment rate falls. For the past year, hourly earnings are up 2.5% which is one of the highest levels since 2009.

Looking forward, we anticipate economic growth to pick up from the slowdown of the 1st quarter. We also anticipate inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do anticipate them to move higher in anticipation of the Fed raising short-term interest rates later this year.

The Fund’s underperformance can be attributed to our decision to remain overweight the corporate sector of the bond market which underperformed. We also maintained an underweight to the mortgage backed sector which detracted from performance as the mortgage backed sector outperformed the corporate sector. Our duration strategy of remaining slightly shorter than the benchmark’s duration had little impact on relative performance as long-term interest rates did not decline by much. Our yield curve strategy to maintain an underweight to the short end of the yield curve aided performance as short-term interest rates moved higher in response to the Fed raising interest rates.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.57%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays US Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT / April 30, 2016 (unaudited)

2

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays US Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2016 (unaudited) / ANNUAL REPORT

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Broad Market Bond Fund; from April 30, 2006 to April 30, 2016, compared to the Barclays US Aggregate Bond Index (“BCAB”).2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.57%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years

Class A^	-2.57%	2.26%	4.01%

Class I^	2.38%	3.56%	4.79%

Barclays US Aggregate Bond Index[2]	2.72%	3.60%	4.95%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.90%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.85% and 0.55%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCAB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2016 (unaudited)

4

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 1.62%* for Class A Shares, and 1.94%* for Class I Shares, versus its benchmark, the Barclays Intermediate US Government/Credit Bond Index**, which had a total return of 2.37% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 1.13%.

The Federal Reserve (the “Fed”) raised short-term interest rates in December 2015, for the first time since 2006. The Fed acknowledged the continued improvement in the labor market and their expectation for inflation “to rise to its 2% target over the medium term”. The Federal Open Market Committee (the “FOMC”) went on to state that they “expect economic conditions to evolve in a manner that will warrant only gradual increases in the federal funds rate.” The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation as oil declined to a 13-year low price of $26 per barrel in mid-February, and fears of slower global economic growth. The 10-Year U.S. Treasury yield declined by 22 basis points to a yield of 1.83% at the end of April, while the 2-Year Treasury yield increased by 19 basis points over the fiscal year in response to the Fed raising interest rates. Also contributing to the lower interest rate environment were negative interest rate policies by the Bank of Japan and the European Central Bank; the Fed also delivered a more dovish statement and reduced their expectations for raising interest rates in 2016 to only two times from four times at the March 2016 FOMC meeting. The low European yields acted as a “magnet” to pull U.S. treasury yields lower.

The corporate bond market underperformed for the second consecutive year as investors required higher risk premiums to accommodate for another year of record supply. The energy sector continued to severely underperform as investors required higher risk premiums to compensate for the expectations of diminished earnings given the sharp decline in revenues associated with much lower oil prices. For the fiscal year, the corporate sector produced -34 basis points of excess return. The Energy portion of the corporate sector produced -606 basis points of excess return. In contrast, the Finance sector produced 11 basis points of excess return as the banks continue to see asset quality improve and capital levels increase. The average risk premium as measured by the Barclays US Corporate Bond Index increased by 18 basis points to 146 basis points for the average investment grade bond over the past fiscal year.

The Mortgage backed sector outperformed the corporate sector but did not provide any excess returns. The Fed continued to replace maturing mortgages and new supply was manageable given the tepid housing market.

Economic growth for the 12-month period ended March 31, 2016 slowed to only 2% as measured by the gross domestic product (“GDP”). The consumer continued to pull their weight as evidenced by another year of strong auto sales. The 1st quarter of 2016 was anemic with the economy only growing by a 0.5% rate. We anticipate economic growth will pick up for the remainder of 2016 as the consumer continues to spend. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to their lowest level since 1973, and the unemployment rate has declined to 5.0%. Oil prices have rebounded from a 13-year low as U.S. producers’ continue to idle rigs; however even with the rebound, prices are lower now than they were a year ago. Inflation has started to move slightly higher. The Consumer Price Index (“CPI”) increased to 1.1% for the past year. The less volatile core CPI, which excludes food and energy, increased by 2.1% for the past year. Wage growth has started to move higher as the unemployment rate falls. For the past year, hourly earnings are up 2.5% which is one of the highest levels since 2009.

Looking forward, we anticipate economic growth to pick up from the slowdown of the 1st quarter. We also anticipate inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do anticipate them to move higher in anticipation of the Fed raising short-term interest rates later this year.

The modest underperformance of the Fund relative to the benchmark mostly can be attributed to the Fund’s overweight position in corporate bonds.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.93%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays Intermediate U.S, Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U. S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

April 30, 2016 (unaudited) / ANNUAL REPORT

5

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays US Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

ANNUAL REPORT / April 30, 2016 (unaudited)

6

WILMINGTON INTERMEDIATE-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Intermediate-Term Bond Fund from April 30, 2006 to April 30, 2016 compared to the Barclays Intermediate US Government/Credit Bond Index (“BCIGC”).2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.93%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years

Class A^	-2.93%	1.29%	3.92%

Class I^	1.94%	2.57%	4.68%

Barclays Intermediate US Government/Credit Bond Index[2]	2.37%	2.83%	4.36%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.15% and 0.88%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.90% and 0.53%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BCIGC assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2016 (unaudited) / ANNUAL REPORT

7

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Short-Term Bond Fund (the “Fund”) had a total return of 0.87%* for Class A Shares and 1.12%* for Class I Shares, versus its benchmark, the Barclays 1-3 Year US Government/Credit Bond Index**, which had a total return of 1.10%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 0.57%.

The Federal Reserve (the “Fed”) raised short-term interest rates in December 2015, for the first time since 2006. The Fed acknowledged the continued improvement in the labor market and their expectation for inflation “to rise to its 2% target over the medium term”. The Federal Open Market Committee (the “FOMC”) went on to state that they “expect economic conditions to evolve in a manner that will warrant only gradual increases in the federal funds rate.” The yield curve flattened over the fiscal year as long-term interest rates moved lower in response to weaker inflation as oil declined to a 13-year low price of $26 per barrel in mid-February, and fears of slower global economic growth. The 10-Year U.S. Treasury yield declined by 22 basis points to a yield of 1.83% at the end of April, while the 2-Year Treasury yield increased by 19 basis points over the fiscal year in response to the Fed raising interest rates. Also contributing to the lower interest rate environment were negative interest rate policies by the Bank of Japan and the European Central Bank; the Fed also delivered a more dovish statement and reduced their expectations for raising interest rates in 2016 to only two times from four times at the March 2016 FOMC meeting. The low European yields acted as a “magnet” to pull U.S. treasury yields lower.

The corporate bond market underperformed for the second consecutive year as investors required higher risk premiums to accommodate for another year of record supply. The energy sector continued to severely underperform as investors required higher risk premiums to compensate for the expectations of diminished earnings given the sharp decline in revenues associated with much lower oil prices. For the fiscal year, the corporate sector produced -34 basis points of excess return. The Energy portion of the corporate sector produced -606 basis points of excess return. In contrast, the Finance sector produced 11 basis points of excess return as the banks continue to see asset quality improve and capital levels increase. The average risk premium as measured by the Barclays U.S. Corporate Bond Index increased by 18 basis points to 146 basis points for the average investment grade bond over the past fiscal year.

The Mortgage backed sector outperformed the corporate sector but did not provide any excess returns. The Fed continued to replace maturing mortgages and new supply was manageable given the tepid housing market.

Economic growth for the 12-month period ended March 31, 2016 slowed to only 2% as measured by the gross domestic product (“GDP”). The consumer continued to pull their weight as evidenced by another year of strong auto sales. The 1st quarter of 2016 was anemic with the economy only growing by a 0.5% rate. We anticipate economic growth will pick up for the remainder of 2016 as the consumer continues to spend. The labor market continued to improve as companies fired fewer employees, initial jobless claims have fallen to their lowest level since 1973, and the unemployment rate has declined to 5.0%. Oil prices have rebounded from a 13-year low as U.S. producers’ continue to idle rigs; however even with the rebound, prices are lower now than they were a year ago. Inflation has started to move slightly higher. The Consumer Price Index (“CPI”) increased to 1.1% for the past year. The less volatile core CPI, which excludes food and energy, increased by 2.1% for the past year. Wage growth has started to move higher as the unemployment rate falls. For the past year, hourly earnings are up 2.5% which is one of the highest levels since 2009.

Looking forward, we anticipate economic growth to pick up from the slowdown of the 1st quarter. We also anticipate inflation to remain benign and the Fed to begin normalizing short-term interest rates by modestly raising short-term interest rates later this year. With respect to interest rates, we do anticipate them to move higher in anticipation of the Fed raising short-term interest rates later this year.

The Fund’s overweight in investment grade corporate securities detracted from performance as risk premiums widened for most of the year. However, the Fund did reduce the extent of its overweight to corporate securities. Furthermore, performance was helped by our tactical decision to reduce the Fund’s exposure to the energy sector mid-way through the year. We continued to have an overweight in securities with maturities less than one year as well as greater than four years. This “barbelled” portfolio structure relative to the Fund’s Index added to our relative performance as the yield curve flattened. We also reduced our floating rate note position as the expectations of future federal funds rate hikes was lowered over the course of the year. Moving into fixed rate securities slightly added to the Fund’s performance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.90%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays 1-3 Year US Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

ANNUAL REPORT / April 30, 2016 (unaudited)

8

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2016 (unaudited) / ANNUAL REPORT

9

WILMINGTON SHORT-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Short-Term Bond Fund from April 30, 2006 to April 30, 2016 compared to the Barclays 1-3 Year US Government/Credit Bond Index (“BC1-3GCB”).2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.90%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years

Class A^	-0.90%	0.69%	2.44%

Class I^	1.12%	1.29%	2.83%

Barclays 1-3 Year US Government/Credit Bond Index[2]	1.10%	1.07%	2.78%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.15% and 0.73%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.90% and 0.48%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the BC1-3GCB assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2016 (unaudited)

10

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Municipal Bond Fund (the “Fund”) had a total return of 4.55%* for Class A Shares and 4.81%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 5.02%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 4.06%.

Last year, and in particular, the second half of last year, witnessed impressive flows into tax-exempt municipal bond funds. As of the end of the fiscal year, our industry had positive weekly inflows for 29 straight weeks, as reported by the Investment Company Institute (“ICI”). Year-to-date, 2016 alone the ICI reported over $18 billion in positive flows. What has driven this interest? We can think of two root causes – a global search for yield and the relative stability of municipal credit. Negative interest rates in many global bond markets drove investors toward the U.S. bond markets, including the tax-exempt municipal market. On the second point, the dramatic swings in taxable credit spreads – driven by volatile energy prices and global uncertainties – were not experienced by the largely idiosyncratic municipal market. These drivers of fund flows can help explain lower overall yields, solid total returns, expensive values relative to Treasury notes, and tighter credit spreads.

For the year ended April 30, 2016, high grade municipal yields fell in every maturity bucket except for the 1-year maturities, where yields only increased 4 basis points. From 3 years on out to 10-years, market yields fell anywhere from 25 to 35 basis points. In the 10-year range, AAA yields ended the fiscal year at 1.61%, a full 33 basis points lower than where they began the year. The strength of municipals surpassed that of the Treasury market, where 10-year yields fell by only 22 basis points to end the fiscal year at 1.83%. From a relative value perspective, the ratio of municipal to Treasury yields fell to 87.7% on April 30, 2016, a nearly 8% decline from the 95.5% ratio at the beginning of the period. We gauge the impact on credit spreads by looking at the yield differential between 10-year BBB and AAA yields. This extra yield pick-up for the added credit risk began the fiscal year at 1.08% (3.20% for a BBB vs. 2.12% for AAA) and ended the year 17 basis points tighter at 0.91% (2.51% vs. 1.61%, respectively).

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of operating expenses, the benchmark returns reflect gross returns without any expense impact. The Fund’s higher quality positioning detracted from relative performance, given the spread tightening discussed above. Relative over-weights to Healthcare, Higher Education, and Transportation sectors were all supportive of performance as each sector outperformed the overall index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.14%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond rating firms, such as Standard & Poor’s, use different designations consisting of upper- and lower-case letters ’A’ and ’B’ to identify a bond’s credit quality ratings. ’AAA’ (high credit quality) and ’BBB’ (medium credit quality) are considered investment grade.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal alternative minimum tax.

April 30, 2016 (unaudited) / ANNUAL REPORT

11

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Municipal Bond Fund from April 30, 2006 to April 30, 2016 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.14%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years

Class A^	-0.14%	3.20%	3.75%

Class I^	4.81%	4.41%	4.49%

S&P Municipal Bond Intermediate Index[2]	5.02%	4.86%	5.10%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.85% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2016 (unaudited)

12

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 4.32%* for Class A Shares and 4.58%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 5.02%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of 3.76%.

Last year, and in particular, the second half of last year, witnessed impressive flows into tax-exempt municipal bond funds. As of the end of the fiscal year, our industry had positive weekly inflows for 29 straight weeks, as reported by the Investment Company Institute (“ICI”). Year-to-date, 2016 alone the ICI reported over $18 billion in positive flows. What has driven this interest? We can think of two root causes – a global search for yield and the relative stability of municipal credit. Negative interest rates in many global bond markets drove investors toward the U.S. bond markets, including the tax-exempt municipal market. On the second point, the dramatic swings in taxable credit spreads – driven by volatile energy prices and global uncertainties – were not experienced by the largely idiosyncratic municipal market. These drivers of fund flows can help explain lower overall yields, solid total returns, expensive values relative to Treasury notes, and tighter credit spreads.

For the year ended April 30, 2016, high grade municipal yields fell in every maturity bucket except for the 1-year maturities, where yields only increased 4 basis points. From 3 years on out to 10-years, market yields fell anywhere from 25 to 35 basis points. In the 10-year range, AAA yields ended the fiscal year at 1.61%, a full 33 basis points lower than where they began the year. The strength of municipals surpassed that of the Treasury market, where 10-year yields fell by only 22 basis points to end the fiscal year at 1.83%. From a relative value perspective, the ratio of municipal to Treasury yields fell to 87.7% on April 30, 2016, a nearly 8% decline from the 95.5% ratio at the beginning of the period. We gauge the impact on credit spreads by looking at the yield differential between 10-year BBB and AAA yields. This extra yield pick-up for the added credit risk began the fiscal year at 1.08% (3.20% for a BBB vs. 2.12% for AAA) and ended the year 17 basis points tighter at 0.91% (2.51% vs. 1.61%, respectively).

The Fund underperformed its benchmark, but outperformed its Lipper peer group. While the Fund and peer group performance are net of operating expenses, the benchmark returns reflect gross returns without any expense impact. The Fund’s higher quality positioning detracted from relative performance, given the spread tightening discussed above. Relative over-weights to Healthcare, Higher Education, and Transportation sectors were all supportive of performance as each sector outperformed the overall index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.36%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond rating firms, such as Standard & Poor’s, use different designations consisting of upper- and lower-case letters ’A’ and ’B’ to identify a bond’s credit quality ratings. ’AAA’ (high credit quality) and ’BBB’ (medium credit quality) are considered investment grade.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Income may be subject to the federal alternative minimum tax.

April 30, 2016 (unaudited) / ANNUAL REPORT

13

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington New York Municipal Bond Fund from April 30, 2006 to April 30, 2016 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.36%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years

Class A^	-0.36%	2.77%	2.95%

Class I^	4.58%	3.99%	3.64%

S&P Municipal Bond Intermediate Index[2]	5.02%	4.86%	5.10%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.19% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.94% and 0.59%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2016 (unaudited)

14

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND
Actual
Class A	$1,000.00	$1,025.90	$4.43	0.88%
Class I	$1,000.00	$1,028.90	$2.77	0.55%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.49	$4.42	0.88%
Class I	$1,000.00	$1,022.13	$2.77	0.55%

WILMINGTON INTERMEDIATE-TERM BOND FUND
Actual
Class A	$1,000.00	$1,017.50	$4.26	0.85%
Class I	$1,000.00	$1,020.10	$2.66	0.53%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.64	$4.27	0.85%
Class I	$1,000.00	$1,022.23	$2.66	0.53%

WILMINGTON SHORT-TERM BOND FUND
Actual
Class A	$1,000.00	$1,010.00	$3.65	0.73%
Class I	$1,000.00	$1,011.30	$2.40	0.48%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.23	$3.67	0.73%
Class I	$1,000.00	$1,022.48	$2.41	0.48%

WILMINGTON MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,029.50	$3.73	0.74%
Class I	$1,000.00	$1,031.60	$2.48	0.49%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,021.18	$3.72	0.74%
Class I	$1,000.00	$1,022.43	$2.46	0.49%

April 30, 2016 (unaudited) / ANNUAL REPORT

15

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON NEW YORK MUNICIPAL BOND FUND
Actual
Class A	$1,000.00	$1,027.80	$4.24	0.84%
Class I	$1,000.00	$1,029.10	$2.98	0.59%
Hypothetical (assuming a 5% return before expense)
Class A	$1,000.00	$1,020.69	$4.22	0.84%
Class I	$1,000.00	$1,021.93	$2.97	0.59%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

ANNUAL REPORT / April 30, 2016 (unaudited)

16

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	43.3%
U.S. Treasury	29.2%
Mortgage-Backed Securities	23.1%
Government Agencies	1.4%
Collateralized Mortgage Obligations	1.4%
Commercial Paper	1.0%
Enhanced Equipment Trust Certificates	0.3%
Asset-Backed Securities	0.2%
Cash Equivalents[1]	1.7%
Other Assets and Liabilities – Net[2]	(1.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	25.5%
U.S. Treasury	29.2%
AAA / Aaa	0.3%
AA / Aa	1.4%
A / A	8.6%
BBB / Baa	31.3%
BB / Ba	2.3%
B / B	0.2%
D	0.1%
Not Rated	2.7%
Other Assets and Liabilities – Net[2]	(1.6)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value

ASSET-BACKED SECURITIES – 0.2%

FINANCIAL SERVICES – 0.2%

LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26Ω	$672,349	$733,965

WHOLE LOAN – 0.0%**

SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.44%, 10/15/24Δ,Ω	25,179	25,201

TOTAL ASSET-BACKED SECURITIES (COST $697,528)		$759,166

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.1%

JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	523,672	530,265

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.4%

3.50%, 5/01/45	$1,435,611	$1,504,895

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.6%

Series 1988-23, Class C, 9.75%, 9/25/18	1,205	1,294

Series 2005-29, Class WC, 4.75%, 4/25/35	39,247	43,250
Series 2012-114, Class VM, 3.50%, 10/25/25	2,070,128	2,221,501

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,266,045

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

17

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

WHOLE LOAN – 0.3%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.94%, 2/25/34Δ	$187,765	$185,020

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	288,386	290,406

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.17%, 11/25/35Δ	415,028	380,973

WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	495,117	506,113

TOTAL WHOLE LOAN		$1,362,512

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $5,803,348)		$5,663,717

COMMERCIAL PAPER – 1.0%

COMMERCIAL PAPER – 1.0%

Pacific Gas And Electric Co., 0.61%, 5/02/16‡,Ω	4,000,000	3,999,867

TOTAL COMMERCIAL PAPER (COST $3,999,933)		$3,999,867

CORPORATE BONDS – 43.3%

AEROSPACE & DEFENSE – 0.9%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	1,735,000	1,757,798

L-3 Communications Corp., Company Guaranteed, 4.75%, 7/15/20	1,000,000	1,068,115

Lockheed Martin Corp., Sr. Unsecured, 4.70%, 5/15/46	975,000	1,124,472

TOTAL AEROSPACE & DEFENSE		$3,950,385

AUTOMOTIVE – 0.7%

Daimler Finance North America LLC, Company Guaranteed, 3.88%, 9/15/21Ω	250,000	269,285

General Motors Co., Inc., Sr. Unsecured, 6.25%, 10/02/43	2,000,000	2,250,000

Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16Ω	575,000	576,136

TOTAL AUTOMOTIVE		$3,095,421

BANKS – 1.0%

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	1,640,000	1,678,961

Branch Banking & Trust Co., Subordinated, 3.80%, 10/30/26	1,000,000	1,070,968

Capital One Financial Corp., Sr. Unsecured, 2.45%, 4/24/19	750,000	759,618

Capital One NA, Sr. Unsecured, BKNT, 1.65%, 2/05/18	680,000	678,735

TOTAL BANKS		$4,188,282

BEVERAGES – 0.6%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	1,125,000	1,274,364

Dr. Pepper Snapple Group, Company Guaranteed, 2.60%, 1/15/19	1,000,000	1,023,412

TOTAL BEVERAGES		$2,297,776

Description	Par Value	Value

BIOTECHNOLOGY – 1.2%

Amgen, Inc., Sr. Unsecured, 4.40%, 5/01/45	$1,180,000	$1,228,292

Celgene Corp., Sr. Unsecured, 2.25%, 5/15/19	1,500,000	1,523,462

Celgene Corp., Sr. Unsecured, 4.63%, 5/15/44	1,390,000	1,434,202

Gilead Sciences, Inc., Sr. Unsecured, 4.60%, 9/01/35	650,000	709,859

TOTAL BIOTECHNOLOGY		$4,895,815

CAPITAL MARKETS – 1.7%

BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	280,117

Charles Schwab Corp. (The), Sr. Unsecured, 2.20%, 7/25/18	1,370,000	1,387,350

Charles Schwab Corp. (The), Sr. Unsecured, 4.45%, 7/22/20	250,000	276,428

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,299,543

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	530,000	559,988

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,245,789

Goldman Sachs Group, Inc. (The), Sr. Unsecured, 1.80%, 4/23/20Δ	425,000	425,484

Goldman Sachs Group, Inc. (The), Sr. Unsecured, 1.83%, 9/15/20Δ	1,425,000	1,420,116

TOTAL CAPITAL MARKETS		$6,894,815

COMMERCIAL BANKS – 3.7%

Commonwealth Bank of Australia, Sr. Unsecured, 1.03%, 3/12/18Δ,Ω	1,000,000	995,232

Fifth Third Bank/Cincinnati OH, Sr. Unsecured, 1.35%, 6/01/17	1,000,000	1,000,500

KeyBank NA/Cleveland OH, Sr. Unsecured, BKNT, 1.10%, 11/25/16	1,000,000	1,001,262

Keycorp, Sr. Unsecured, 2.90%, 9/15/20	750,000	769,111

PNC Bank NA, Sr. Unsecured, 2.40%, 10/18/19	1,500,000	1,532,889

PNC Bank NA, Subordinated Note, 2.95%, 1/30/23	350,000	353,064

PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 4/29/24	1,500,000	1,594,565

SunTrust Banks, Inc., Sr. Unsecured, 2.50%, 5/01/19	2,000,000	2,035,714

SunTrust Banks, Inc., Sr. Unsecured, 2.90%, 3/03/21	1,475,000	1,501,805

US Bancorp/MN, Subordinated, MTN, 2.95%, 7/15/22	2,000,000	2,063,792

US Bank NA/Cincinnati OH, Sr. Unsecured, BKNT, 2.13%, 10/28/19	2,000,000	2,035,891

Wells Fargo & Co., Sr. Unsecured, 3.68%, 6/15/16	500,000	501,788

TOTAL COMMERCIAL BANKS		$15,385,613

ANNUAL REPORT / April 30, 2016

18

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

COMMERCIAL FINANCE – 0.1%

General Electric Capital Corp., Subordinated Note, 5.30%, 2/11/21	$250,000	$288,693

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Total System Services, Inc., Sr. Unsecured, 2.38%, 6/01/18	1,900,000	1,901,984

COMPUTERS – 0.9%

Apple, Inc., Sr. Unsecured, 1.05%, 5/05/17	1,580,000	1,585,773

HP Enterprise Co., Sr. Unsecured, 2.45%, 10/05/17Ω	2,000,000	2,023,225

TOTAL COMPUTERS		$3,608,998

CONSUMER FINANCE – 0.2%

American Express Co., Sr. Unsecured, 1.21%, 5/22/18Δ	655,000	652,244

John Deere Capital Corp., Sr. Unsecured, MTN, 1.40%, 3/15/17	250,000	251,563

TOTAL CONSUMER FINANCE		$903,807

DIVERSIFIED FINANCIAL SERVICES – 4.1%

Bank of America Corp., Sr. Unsecured, 6.50%, 8/01/16	1,250,000	1,266,969

Bank of America Corp., Sr. Unsecured, 2.00%, 1/11/18	1,275,000	1,281,155

Bank of America Corp., Sr. Unsecured, MTN, 1.69%, 3/22/18Δ	1,500,000	1,508,980

Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,021,097

Citigroup, Inc., Sr. Unsecured, 1.70%, 4/27/18	1,685,000	1,687,690

Citigroup, Inc., Sr. Unsecured, 6.13%, 5/15/18	275,000	298,162

Citigroup, Inc., Subordinated, 4.60%, 3/09/26	1,695,000	1,764,247

Ford Motor Credit Co. LLC, Sr. Unsecured, 3.00%, 6/12/17	1,200,000	1,219,814

Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	266,025

Ford Motor Credit Co. LLC, Sr. Unsecured, 2.15%, 1/09/18	650,000	655,977

Ford Motor Credit Co. LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	571,185

Ford Motor Credit Co. LLC, Sr. Unsecured, 4.25%, 9/20/22	450,000	484,101

General Motors Financial Co., Inc., Company Guaranteed, 2.75%, 5/15/16	600,000	600,184

General Motors Financial Co., Inc., Company Guaranteed, 4.75%, 8/15/17	300,000	311,813

JPMorgan Chase & Co., Sr. Unsecured, 6.00%, 1/15/18	150,000	161,259

Description	Par Value	Value

JPMorgan Chase & Co., Sr. Unsecured, 1.70%, 3/01/18	$1,600,000	$1,606,369

JPMorgan Chase & Co., Sr. Unsecured, 4.63%, 5/10/21	100,000	110,692

JPMorgan Chase Capital XXIII, Limited Guarantee, 1.62%, 5/15/47Δ	1,000,000	692,500

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	505,000	522,813

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	847,000	871,667

TOTAL DIVERSIFIED FINANCIAL SERVICES		$16,902,699

ELECTRIC – 2.9%

Appalachian Power Co., Sr. Unsecured, 5.00%, 6/01/17	1,500,000	1,559,162

CMS Energy Corp., Sr. Unsecured, 6.55%, 7/17/17	300,000	319,358

Dominion Resources, Inc./VA, Sr. Unsecured, 1.25%, 3/15/17	960,000	960,550

Dominion Resources, Inc./VA, Sr. Unsecured, 2.50%, 12/01/19	1,500,000	1,525,827

DTE Energy Co., Sr. Unsecured, 3.85%, 12/01/23	305,000	324,334

Entergy Arkansas, Inc., 1st Mortgage, 4.95%, 12/15/44	1,000,000	1,040,052

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,433,542

Exelon Generation Co. LLC, Sr. Unsecured, 6.20%, 10/01/17	650,000	690,402

FirstEnergy Corp., Series A, Sr. Unsecured, 2.75%, 3/15/18	1,285,000	1,299,165

FirstEnergy Transmission LLC, Sr. Unsecured, 4.35%, 1/15/25Ω	2,250,000	2,388,565

System Energy Resources, Inc., 1st Mortgage, 4.10%, 4/01/23	500,000	522,593

TOTAL ELECTRIC		$12,063,550

ELECTRONICS – 0.3%

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	1,100,000	1,134,711

ENVIRONMENTAL CONTROL – 1.0%

Waste Management, Inc., Company Guaranteed, 2.60%, 9/01/16	1,465,000	1,472,614

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,318,593

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,573,405

TOTAL ENVIRONMENTAL CONTROL		$4,364,612

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

19

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

FOOD – 0.8%

Kraft Foods Group, Inc., Company Guaranteed, 2.25%, 6/05/17	$2,000,000	$2,019,359

Kraft Heinz Foods Co., Company Guaranteed, 1.60%, 6/30/17Ω	850,000	853,022

Kraft Heinz Foods Co.,
Company Guaranteed, 5.20%, 7/15/45Ω	500,000	577,538

TOTAL FOOD		$3,449,919

FOOD PRODUCTS – 0.8%

General Mills, Inc., Sr. Unsecured, 1.40%, 10/20/17	2,000,000	2,011,322

McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	535,674

McCormick & Co., Inc., Sr. Unsecured, 3.90%, 7/15/21	500,000	547,020

WM Wrigley Jr. Co., Sr. Unsecured, 1.40%, 10/21/16Ω	125,000	125,294

TOTAL FOOD PRODUCTS		$3,219,310

FOOD RETAILING – 0.6%

Kroger Co., Sr. Unsecured, 2.95%, 11/01/21	1,750,000	1,834,568

Kroger Co., Sr. Unsecured, 8.00%, 9/15/29	500,000	679,690

TOTAL FOOD RETAILING		$2,514,258

FOREST PRODUCTS & PAPER – 0.4%

International Paper Co., Sr. Unsecured, 4.75%, 2/15/22	1,665,000	1,854,406

HEALTH CARE EQUIPMENT & SUPPLIES – 0.6%

Becton Dickinson and Co., Sr. Unsecured, 1.80%, 12/15/17	670,000	674,165

Zimmer Biomet Holdings, Inc., Sr. Unsecured, 3.15%, 4/01/22	1,685,000	1,735,793

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$2,409,958

HEALTH CARE PROVIDERS & SERVICES – 0.2%

UnitedHealth Group, Inc., Sr. Unsecured, 6.00%, 6/15/17	250,000	264,435

UnitedHealth Group, Inc., Sr. Unsecured, 1.40%, 12/15/17	450,000	452,349

UnitedHealth Group, Inc., Sr. Unsecured, 3.95%, 10/15/42	290,000	299,880

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,016,664

HOME FURNISHINGS – 0.5%

Whirlpool Corp., Sr. Unsecured, 6.50%, 6/15/16	350,000	352,182

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,648,834

Whirlpool Corp., Sr. Unsecured, MTN, 5.15%, 3/01/43	210,000	219,843

TOTAL HOME FURNISHINGS		$2,220,859

Description	Par Value	Value

INSURANCE – 2.2%

Aon PLC, Sr. Unsecured, 4.00%, 11/27/23	$1,450,000	$1,501,070

Berkshire Hathaway Finance Corp., Company Guaranteed, 4.30%, 5/15/43	425,000	460,656

CNA Financial Corp., Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,132,521

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	950,000	954,795

Lincoln National Corp., Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,054,944

Principal Financial Group, Inc., Company Guaranteed, 3.30%, 9/15/22	250,000	258,040

Prudential Financial, Inc., Sr. Unsecured, MTN, 3.00%, 5/12/16	1,000,000	1,000,613

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,078,635

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,700,174

TOTAL INSURANCE		$9,141,448

MEDIA – 1.8%

CBS Corp., Company Guaranteed, 1.95%, 7/01/17	2,000,000	2,011,235

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	1,100,000	1,083,411

CCO Safari II LLC, Sr. Secured, 3.57%, 7/23/20Ω	1,500,000	1,558,938

Time Warner, Inc., Company Guaranteed, 4.85%, 7/15/45	1,190,000	1,284,506

Viacom, Inc., Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,101,946

Walt Disney Co., Sr. Unsecured, GMTN, 4.13%, 6/01/44	565,000	614,410

TOTAL MEDIA		$7,654,446

METALS & MINING – 0.2%

Barrick Gold Corp., Sr. Unsecured, 5.25%, 4/01/42	1,000,000	979,838

MISCELLANEOUS MANUFACTURING – 0.6%

Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed, 2.63%, 5/01/20	1,135,000	1,138,230

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	480,000	492,902

Textron, Inc., Sr. Unsecured, 3.88%, 3/01/25	750,000	767,090

TOTAL MISCELLANEOUS MANUFACTURING		$2,398,222

OFFICE/BUSINESS EQUIPMENT – 0.2%

Xerox Corp., Sr. Unsecured, 2.80%, 5/15/20	1,000,000	963,698

OIL & GAS – 2.3%

Anadarko Petroleum Corp., Sr. Unsecured, 5.95%, 9/15/16	225,000	229,781

Anadarko Petroleum Corp., Sr. Unsecured, 6.38%, 9/15/17	151,000	161,115

ConocoPhillips Co., Company Guaranteed, 4.20%, 3/15/21	335,000	358,392

ANNUAL REPORT / April 30, 2016

20

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Exxon Mobil Corp., Sr. Unsecured, 1.82%, 3/15/19	$925,000	$943,508

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	745,000	716,908

Murphy Oil Corp., Sr. Unsecured, 5.13%, 12/01/42	1,000,000	827,500

Nabors Industries, Inc., Company Guaranteed, 2.35%, 9/15/16	800,000	799,000

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	1,450,000	1,581,957

Schlumberger Holdings Corp., Sr. Unsecured, 3.63%, 12/21/22Ω	1,500,000	1,564,172

Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	502,241

Shell International Finance BV, Company Guaranteed, 3.25%, 5/11/25	1,110,000	1,148,792

Valero Energy Corp., Sr. Unsecured, 4.90%, 3/15/45	563,000	527,110

TOTAL OIL & GAS		$9,360,476

PHARMACEUTICALS – 1.6%

AbbVie, Inc., Sr. Unsecured, 1.75%, 11/06/17	1,000,000	1,006,110

AbbVie, Inc., Sr. Unsecured, 2.50%, 5/14/20	1,485,000	1,511,900

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	460,000	477,189

Actavis Funding SCS, Company Guaranteed, 1.30%, 6/15/17	1,500,000	1,496,807

McKesson Corp., Sr. Unsecured, 1.29%, 3/10/17	460,000	460,981

Medco Health Solutions, Inc., Company Guaranteed, 4.13%, 9/15/20	940,000	997,713

Medtronic, Inc., Sr. Unsecured, 1.50%, 3/15/18	700,000	706,202

TOTAL PHARMACEUTICALS		$6,656,902

PIPELINES – 2.2%

Energy Transfer Partners LP, Sr. Secured, 2.50%, 6/15/18	1,000,000	983,698

Energy Transfer Partners LP, Sr. Unsecured, 3.60%, 2/01/23	870,000	800,347

Energy Transfer Partners LP, Sr. Unsecured, 4.05%, 3/15/25	1,000,000	935,813

Enterprise Products Operating LLC, Company Guaranteed, 4.95%, 10/15/54	500,000	477,741

Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68	2,000,000	2,060,000

Kinder Morgan Energy Partners LP, Sr. Unsecured, 5.40%, 9/01/44	1,000,000	901,638

ONEOK Partners LP, Company Guaranteed, 6.20%, 9/15/43	1,000,000	961,050

Description	Par Value	Value

Plains All American Pipeline LP / PAA Finance Corp., Sr. Unsecured, 3.65%, 6/01/22	$1,000,000	$952,358

Spectra Energy Partners LP, Sr. Unsecured, 4.50%, 3/15/45	1,125,000	1,080,014

TOTAL PIPELINES		$9,152,659

REAL ESTATE INVESTMENT TRUSTS – 4.5%

American Tower Corp., Sr. Unsecured, 3.40%, 2/15/19	2,000,000	2,064,436

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	415,000	462,104

AvalonBay Communities, Inc., Sr. Unsecured, 3.63%, 10/01/20	1,145,000	1,214,356

Digital Realty Trust LP, Company Guaranteed, 3.40%, 10/01/20	615,000	632,788

Digital Realty Trust LP, Sr. Unsecured, 3.63%, 10/01/22	1,100,000	1,094,927

HCP, Inc., Sr. Unsecured, 4.00%, 12/01/22	2,000,000	2,051,612

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	450,000	455,939

HCP, Inc., Sr. Unsecured, MTN, 6.30%, 9/15/16	500,000	509,160

Health Care REIT, Inc., Sr. Unsecured, 2.25%, 3/15/18	2,000,000	2,018,655

Health Care REIT, Inc., Sr. Unsecured, 5.25%, 1/15/22	250,000	276,265

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.75%, 4/15/23	695,000	686,150

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	915,000	896,194

Mack-Cali Realty LP, Sr. Unsecured, 2.50%, 12/15/17	2,215,000	2,227,249

Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	281,913

ProLogis LP, Sr. Unsecured, 2.75%, 2/15/19	450,000	461,558

ProLogis LP, Sr. Unsecured, 3.35%, 2/01/21	1,245,000	1,305,317

Ventas Realty LP, Company Guaranteed, 1.55%, 9/26/16	2,000,000	2,003,399

TOTAL REAL ESTATE INVESTMENT TRUSTS		$18,642,022

RETAIL – 0.0%**

CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	151,000	158,650

SOFTWARE – 0.7%

Microsoft Corp., Sr. Unsecured, 4.75%, 11/03/55	1,000,000	1,146,980

Oracle Corp., Sr. Unsecured, 4.30%, 7/08/34	1,730,000	1,849,581

TOTAL SOFTWARE		$2,996,561

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

21

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

TELECOMMUNICATIONS – 1.4%

AT&T, Inc., Sr. Unsecured, 1.40%, 12/01/17	$1,731,000	$1,731,560

AT&T, Inc., Sr. Unsecured, 4.50%, 5/15/35	845,000	851,909

Crown Castle Towers LLC, Sr. Secured, 4.17%, 8/15/17Ω	2,000,000	2,038,462

Verizon Communications, Inc., Sr. Unsecured, 1.41%, 6/17/19Δ	1,000,000	1,001,694

TOTAL TELECOMMUNICATIONS		$5,623,625

TRANSPORTATION – 1.5%

FedEx Corp., Company Guaranteed, 4.10%, 2/01/45	685,000	690,076

Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	279,219

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/17	500,000	504,826

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/18	1,155,000	1,170,714

Ryder System, Inc., Sr. Unsecured, MTN, 2.45%, 9/03/19	2,450,000	2,450,898

Union Pacific Corp., Sr. Unsecured, 4.38%, 11/15/65	1,000,000	1,018,288

TOTAL TRANSPORTATION		$6,114,021

TRUCKING & LEASING – 0.4%

GATX Corp., Sr. Unsecured, 3.50%, 7/15/16	857,000	861,285

GATX Corp., Sr. Unsecured, 5.20%, 3/15/44	640,000	631,996

TOTAL TRUCKING & LEASING		$1,493,281

TOTAL CORPORATE BONDS (COST $175,716,685)		$179,898,384

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.3%

AIRLINES – 0.3%

American Airlines 2011-1, Series A, Pass-Through Certificates, 5.25%, 1/31/21	318,011	340,172

Continental Airlines 2009-2, Series A, Pass-Through Certificates, 7.25%, 11/10/19	180,130	203,659

Delta Air Lines 2009-1, Series A, Pass-Through Certificates, 7.75%, 12/17/19	235,967	266,495

Delta Air Lines, 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	277,221	319,843

United Air Lines 2009-2A, Pass-Through Certificates, 9.75%, 1/15/17	161,593	169,370

TOTAL AIRLINES		$1,299,539

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $1,172,922)		$1,299,539

Description	Par Value	Value

GOVERNMENT AGENCIES – 1.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.8%

1.25%, 10/02/19	$1,300,000	$1,306,918

1.75%, 5/30/19	2,000,000	2,043,457

2.38%, 1/13/22	125,000	130,781

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,481,156

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.6%

4.88%, 12/15/16	700,000	718,838

6.25%, 5/15/29	750,000	1,064,720

7.25%, 5/15/30	400,000	619,183

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$2,402,741

TOTAL GOVERNMENT AGENCIES (COST $5,493,884)		$5,883,897

MORTGAGE-BACKED SECURITIES – 23.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 10.2%

Pool A13990, 4.50%, 10/01/33	48,563	53,301

Pool A93415, 4.00%, 8/01/40	2,455,688	2,637,278

Pool A93505, 4.50%, 8/01/40	1,949,791	2,129,104

Pool A93996, 4.50%, 9/01/40	1,515,062	1,654,422

Pool A97047, 4.50%, 2/01/41	1,481,532	1,617,808

Pool B17616, 5.50%, 1/01/20	66,139	67,090

Pool C00478, 8.50%, 9/01/26	17,170	20,208

Pool C01272, 6.00%, 12/01/31	35,658	40,752

Pool C03750, 3.50%, 2/01/42	478,977	502,715

Pool C03849, 3.50%, 4/01/42	235,513	247,200

Pool C04305, 3.00%, 11/01/42	3,478,055	3,572,869

Pool C04444, 3.00%, 1/01/43	125,872	129,223

Pool C09020, 3.50%, 11/01/42	3,549,528	3,725,400

Pool C09044, 3.50%, 7/01/43	1,745,682	1,831,020

Pool E09010, 2.50%, 9/01/27	1,346,946	1,393,694

Pool G01625, 5.00%, 11/01/33	52,287	57,687

Pool G02296, 5.00%, 6/01/36	284,203	312,455

Pool G02390, 6.00%, 9/01/36	9,713	11,089

Pool G03703, 5.50%, 12/01/37	29,814	33,241

Pool G04776, 5.50%, 7/01/38	101,685	113,251

Pool G05317, 5.00%, 4/01/37	1,115,758	1,226,665

Pool G05500, 5.00%, 5/01/39	973,905	1,070,893

Pool G06222, 4.00%, 1/01/41	2,620,445	2,813,776

Pool G06956, 4.50%, 8/01/41	1,422,185	1,552,992

Pool G07266, 4.00%, 12/01/42	3,469,548	3,718,698

Pool G07624, 4.00%, 12/01/43	1,524,827	1,641,183

Pool G07680, 4.00%, 4/01/44	2,451,263	2,638,122

Pool G07889, 3.50%, 8/01/43	1,524,566	1,599,248

Pool G08097, 6.50%, 11/01/35	22,185	25,772

ANNUAL REPORT / April 30, 2016

22

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool G08534, 3.00%, 6/01/43	$736,568	$756,178

Pool G08595, 4.00%, 7/01/44	1,602,183	1,713,511

Pool G12709, 5.00%, 7/01/22	64,961	67,437

Pool G18497, 3.00%, 1/01/29	172,407	181,030

Pool Q08305, 3.50%, 5/01/42	1,347,035	1,422,297

Pool Q19476, 3.50%, 6/01/43	1,448,446	1,519,431

Pool Q23891, 4.00%, 12/01/43	328,245	351,446

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$42,448,486

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 12.8%

Pool 254007, 6.50%, 10/01/31	20,615	23,927

Pool 254759, 4.50%, 6/01/18	39,117	39,890

Pool 254833, 4.50%, 8/01/18	7,305	7,462

Pool 256515, 6.50%, 12/01/36	25,581	29,557

Pool 256639, 5.00%, 2/01/27	20,818	23,114

Pool 256752, 6.00%, 6/01/27	32,132	36,737

Pool 329794, 7.00%, 2/01/26	36,005	42,034

Pool 402255, 6.50%, 12/01/27	1,615	1,676

Pool 629603, 5.50%, 2/01/17	1,297	1,318

Pool 638023, 6.50%, 4/01/32	58,193	65,191

Pool 642345, 6.50%, 5/01/32	64,263	75,028

Pool 651292, 6.50%, 7/01/32	72,573	77,404

Pool 686398, 6.00%, 3/01/33	164,240	184,805

Pool 695818, 5.00%, 4/01/18	39,786	40,597

Pool 745412, 5.50%, 12/01/35	36,511	41,067

Pool 888789, 5.00%, 7/01/36	418,127	464,670

Pool 890551, 4.50%, 8/01/41	136,587	149,237

Pool 975207, 5.00%, 3/01/23	92,029	95,907

Pool AB1796, 3.50%, 11/01/40	1,259,099	1,328,117

Pool AB7936, 3.00%, 2/01/43	2,168,186	2,225,971

Pool AB8997, 2.50%, 4/01/28	288,149	296,641

Pool AE0217, 4.50%, 8/01/40	237,493	259,470

Pool AE2520, 3.00%, 1/01/26	741,071	778,414

Pool AH5583, 4.50%, 2/01/41	704,165	769,437

Pool AK4523, 4.00%, 3/01/42	2,297,138	2,459,887

Pool AL0658, 4.50%, 8/01/41	793,727	867,234

Pool AL1319, 4.50%, 10/01/41	1,537,772	1,681,844

Pool AL2034, 4.50%, 4/01/42	336,081	367,180

Pool AL5537, 4.50%, 4/01/44	639,403	698,474

Pool AS0302, 3.00%, 8/01/43	5,933,791	6,099,369

Pool AS3155, 4.00%, 8/01/44	187,939	201,099

Pool AS4480, 2.50%, 2/01/30	1,730,472	1,784,117

Pool AS5136, 4.00%, 6/01/45	1,311,504	1,402,582

Pool AT7899, 3.50%, 7/01/43	4,342,058	4,560,190

Pool AU4279, 3.00%, 9/01/43	1,177,228	1,210,065

Pool AX0833, 3.50%, 9/01/44	2,048,978	2,158,479

Pool AX5302, 4.00%, 1/01/42	2,253,953	2,417,590

Description	Par Value	Value

Pool G60038, 3.50%, 1/01/44	$7,541,763	$7,915,852

Pool G60038, 3.50%, 1/01/44	3,954,512	4,064,773

Pool MA1458, 3.00%, 6/01/43	715,034	734,931

Pool TBA, 5.00%, 5/15/46	6,700,000	7,408,734

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$53,090,071

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 2077, 7.00%, 9/20/25	10,635	12,280

Pool 354677, 7.50%, 10/15/23	24,387	28,660

Pool 354713, 7.50%, 12/15/23	16,534	19,437

Pool 354765, 7.00%, 2/15/24	34,632	40,694

Pool 354827, 7.00%, 5/15/24	33,996	37,902

Pool 360869, 7.50%, 5/15/24	23,544	24,311

Pool 361843, 7.50%, 10/15/24	4,892	5,025

Pool 373335, 7.50%, 5/15/22	8,896	9,180

Pool 385623, 7.00%, 5/15/24	38,632	44,822

Pool 503405, 6.50%, 4/15/29	43,256	49,825

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$272,136

TOTAL MORTGAGE-BACKED SECURITIES
(COST $94,589,428)		$95,810,693

U.S. TREASURY – 29.2%

U.S. TREASURY BONDS – 6.0%

2.50%, 2/15/45	2,135,000	2,061,798

2.88%, 8/15/45	300,000	312,828

3.00%, 5/15/42	500,000	538,248

3.00%, 11/15/44	2,000,000	2,139,270

3.00%, 5/15/45	2,000,000	2,138,338

3.00%, 11/15/45	765,000	818,036

3.13%, 8/15/44	7,887,000	8,645,734

3.63%, 2/15/44	2,106,000	2,532,391

3.63%, 8/15/43	881,000	1,060,608

3.75%, 11/15/43	365,000	449,395

5.25%, 2/15/29	500,000	682,747

5.38%, 2/15/31	600,000	853,549

6.25%, 5/15/30	500,000	757,384

6.38%, 8/15/27	450,000	654,049

8.88%, 2/15/19#	1,130,000	1,379,438

TOTAL U.S. TREASURY BONDS		$25,023,813

U.S. TREASURY NOTES – 23.2%

0.63%, 8/31/17	1,810,000	1,808,988

0.63%, 9/30/17	750,000	749,467

0.75%, 12/31/17	500,000	500,119

1.00%, 5/31/18	1,100,000	1,104,554

1.13%, 6/15/18	1,000,000	1,006,954

1.25%, 10/31/18	2,085,000	2,105,066

1.25%, 1/31/19	250,000	252,447

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

23

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

1.38%, 3/31/20	$3,300,000	$3,330,381

1.38%, 6/30/18	6,000,000	6,074,548

1.38%, 9/30/18	1,240,000	1,255,805

1.38%, 2/28/19	2,500,000	2,533,076

1.50%, 12/31/18	2,486,000	2,527,422

1.50%, 1/31/19	9,400,000	9,555,183

1.50%, 5/31/19	535,000	543,922

1.50%, 11/30/19	1,145,000	1,162,685

1.63%, 3/31/19	820,000	836,746

1.63%, 11/30/20	1,710,000	1,739,849

1.63%, 8/15/22	6,000,000	6,042,150

1.63%, 11/15/22	1,928,000	1,936,734

1.75%, 9/30/19	5,700,000	5,838,772

1.75%, 5/15/22	380,000	385,636

1.75%, 5/15/23	2,000,000	2,020,333

1.88%, 6/30/20	5,845,000	6,010,905

2.00%, 11/15/21	1,000,000	1,031,698

2.00%, 2/15/25	4,655,000	4,741,780

2.00%, 8/15/25	295,000	300,042

2.13%, 6/30/22	6,615,000	6,853,716

2.13%, 5/15/25	2,500,000	2,570,840

2.13%, 8/15/21	3,750,000	3,896,972

2.25%, 7/31/18	500,000	515,824

2.25%, 7/31/21	6,600,000	6,900,948

2.25%, 11/15/25	230,000	238,748

2.38%, 8/15/24	6,600,000	6,931,305

2.50%, 8/15/23	200,000	212,223

2.63%, 11/15/20	500,000	530,135

3.13%, 5/15/19	750,000	799,423

3.63%, 2/15/20	750,000	820,657

4.00%, 8/15/18	500,000	537,076

TOTAL U.S. TREASURY NOTES		$96,203,129

TOTAL U.S. TREASURY (COST $116,231,361)		$121,226,942

	Number of Shares

MONEY MARKET FUND – 1.4%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	5,982,777	$5,982,777

TOTAL MONEY MARKET FUND (COST $5,982,777)		$5,982,777

TOTAL INVESTMENTS IN SECURITIES – 101.3% (COST $409,687,866)		$420,524,982

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.3%

REPURCHASE AGREEMENTS – 0.3%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $271,380, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $276,801.	$271,373	$271,373

Citigroup Global Markets, Inc., 0.30%, dated 4/29/16, due 5/02/16, repurchase price $271,380, collateralized by U.S. Government & Treasury Securities 0.00% to 9.00%, maturing 6/30/17 to 5/01/46; total market value of $276,801.	271,373	271,373

Daiwa Capital Markets America, 0.32%, dated 4/29/16, due 5/02/16, repurchase price $271,380, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $276,800.	271,373	271,373

HSBC Securities USA, Inc., 0.27%, dated 4/29/16, due 5/02/16, repurchase price $271,379, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $276,801.	271,373	271,373

Nomura Securities International, Inc., 0.32%, dated 4/29/16, due 5/02/16, repurchase price $271,380, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $276,800.	271,373	271,373

RBC Capital Markets LLC, 0.29%, dated 4/29/16, due 5/02/16, repurchase price $71,242, collateralized by U.S. Government Securities 1.75% to 6.00%, maturing 6/01/18 to 6/01/46; total market value of $72,665.	71,240	71,240

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $1,428,105)		$1,428,105

TOTAL INVESTMENTS – 101.6%
(COST $411,115,971)		$421,953,087

COLLATERAL FOR SECURITIES ON LOAN – (0.3%)		(1,428,105)

OTHER LIABILITIES LESS ASSETS – (1.3%)		(5,344,128)

TOTAL NET ASSETS – 100.0%		$415,180,854

Cost of investments for Federal income tax purposes is $411,115,971. The net unrealized appreciation/(depreciation) of investments was $10,837,116. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $12,266,397 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,429,281.

ANNUAL REPORT / April 30, 2016

24

PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Asset-Backed Securities	$—	$759,166	$—	$759,166

Collateralized Mortgage Obligations	—	5,663,717	—	5,663,717

Commercial Paper	—	3,999,867	—	3,999,867

Corporate Bonds	—	179,898,384	—	179,898,384

Enhanced Equipment Trust Certificates	—	1,299,539	—	1,299,539

Government Agencies	—	5,883,897	—	5,883,897

Mortgage-Backed Securities	—	95,810,693	—	95,810,693

U.S. Treasury	—	121,226,942	—	121,226,942

Money Market Fund	5,982,777	—	—	5,982,777

Repurchase Agreements	—	1,428,105	—	1,428,105

Total	$5,982,777	$415,970,310	$—	$421,953,087

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

‡	Zero Coupon.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $18,974,691 representing 4.6% of total net assets.

**	Represents less than 0.05%

The following acronyms are used throughout this Fund:

BKNT - Bank Note

CMBS - Commercial Mortgage-Backed Securities

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MTN - Medium Term Note

NA - North America

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

25

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	49.0%
U.S. Treasury	39.1%
Government Agencies	7.9%
Mortgage-Backed Securities	1.7%
Asset-Backed Security	0.0%[4]
Cash Equivalents[1]	2.7%
Other Assets and Liabilities – Net[2]	(0.4)%
TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	9.6%
U.S. Treasury	39.1%
AA / Aa	2.6%
A / A	13.0%
BBB / Baa	31.4%
BB / Ba	2.0%
Not Rated	2.7%
Other Assets and Liabilities – Net[2]	(0.4)%
TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.0%**

WHOLE LOAN – 0.0%**

SLM Private Education Loan Trust,
Series 2011-A, Class A1, 1.17%, 10/15/24Δ,Ω	$25,179	$25,201

TOTAL ASSET-BACKED SECURITY
(COST $25,179)		$25,201

CORPORATE BONDS – 49.0%

AEROSPACE & DEFENSE – 1.5%

L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	250,000	253,285

Description	Par Value	Value

L-3 Communications Corp.,
Company Guaranteed, 4.75%, 7/15/20	$750,000	$801,086

Lockheed Martin Corp.,
Sr. Unsecured, 3.10%, 1/15/23#	750,000	785,531

TOTAL AEROSPACE & DEFENSE		$1,839,902

AUTO MANUFACTURERS – 0.2%

General Motors Co.,
Sr. Unsecured, 3.50%, 10/02/18	220,000	226,325

AUTO PARTS & EQUIPMENT – 0.2%

Johnson Controls, Inc.,
Sr. Unsecured, 3.63%, 7/02/24	300,000	307,973

AUTOMOTIVE – 1.0%

Daimler Finance North America LLC,
Company Guaranteed, 1.38%, 8/01/17Ω	500,000	500,182

ANNUAL REPORT / April 30, 2016

26

PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
Hyundai Capital America,
Sr. Unsecured, 2.00%, 3/19/18Ω	$250,000	$251,203

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, 0.64%, 3/12/20Δ	450,000	444,967

TOTAL AUTOMOTIVE		$1,196,352

BANKS – 3.7%

Bank of America Corp.,
Sr. Unsecured, MTN, 2.63%, 10/19/20	160,000	161,527

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, 2.80%, 5/04/26	300,000	301,796

Branch Banking & Trust Co.,
Subordinated, 3.63%, 9/16/25	500,000	526,340

Capital One Financial Corp.,
Sr. Unsecured, 2.45%, 4/24/19	100,000	101,282

Capital One Financial Corp.,
Sr. Unsecured, 4.20%, 10/29/25	345,000	354,627

Capital One NA,
Sr. Unsecured, BKNT, 1.65%, 2/05/18	250,000	249,535

Key Bank NA,
Sr. Unsecured, 1.70%, 6/01/18	500,000	500,529

Morgan Stanley,
Sr. Unsecured, 2.50%, 1/24/19	325,000	330,810

National Australia Bank Ltd./NY,
Sr. Unsecured, MTN, 2.75%, 3/09/17	300,000	304,324

Royal Bank of Canada,
Sr. Unsecured, GMTN, 1.40%, 10/13/17	275,000	275,966

State Street Corp.,
Sr. Unsecured, 2.55%, 8/18/20	225,000	232,046

State Street Corp.,
Sr. Unsecured, 3.70%, 11/20/23	500,000	545,831

Toronto-Dominion Bank (The),
Sr. Unsecured, MTN, 2.13%, 4/07/21	370,000	370,485

US Bancorp,
Subordinated, MTN, 3.10%, 4/27/26	300,000	302,023

TOTAL BANKS		$4,557,121

BEVERAGES – 0.9%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 1.90%, 2/01/19	430,000	436,306

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 3.65%, 2/01/26	600,000	633,992

TOTAL BEVERAGES		$1,070,298

BIOTECHNOLOGY – 0.4%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	500,000	504,896

CAPITAL MARKETS – 2.8%

BlackRock, Inc.,
Sr. Unsecured, 3.50%, 3/18/24	500,000	533,263

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	650,000	728,303

Charles Schwab Corp. (The),
Sr. Unsecured, 1.50%, 3/10/18	650,000	653,284

Description	Par Value	Value
Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	$370,000	$390,935

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 6.25%, 9/01/17	655,000	695,490

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 1.44%, 4/23/20Δ	500,000	500,570

TOTAL CAPITAL MARKETS		$3,501,845

CHEMICALS – 0.4%

Ecolab, Inc.,
Sr. Unsecured, 3.00%, 12/08/16	450,000	455,478

COMMERCIAL BANKS – 2.8%

HSBC USA, Inc.,
Sr. Unsecured, 2.80%, 8/07/18	220,000	221,489

Huntington National Bank (The),
Sr. Unsecured, 2.40%, 4/01/20	350,000	347,954

Keycorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	500,000	512,741

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	420,000	446,478

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	600,000	610,714

Wells Fargo & Co.,
Sr. Unsecured, MTN, 2.55%, 12/07/20	200,000	203,673

Westpac Banking Corp.,
Sr. Unsecured, 2.00%, 8/14/17	575,000	580,839

Westpac Banking Corp.,
Sr. Unsecured, 4.88%, 11/19/19	500,000	553,236

TOTAL COMMERCIAL BANKS		$3,477,124

COMMERCIAL FINANCE – 0.6%

General Electric Capital Corp.,
Sr. Unsecured, MTN, 2.30%, 4/27/17	750,000	761,537

COMMERCIAL SERVICES & SUPPLIES – 0.8%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	450,000	450,470

Total System Services, Inc.,
Sr. Unsecured, 3.80%, 4/01/21	525,000	545,954

TOTAL COMMERCIAL SERVICES & SUPPLIES		$996,424

COMPUTERS – 0.6%

HP Enterprise Co.,
Company Guaranteed, 2.45%, 10/05/17Ω	750,000	758,709

CONSUMER FINANCE – 1.9%

American Express Co.,
Sr. Unsecured, 6.15%, 8/28/17	750,000	796,932

American Express Co.,
Sr. Unsecured, FRN, 0.82%, 5/22/18Δ	1,080,000	1,075,456

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.95%, 1/08/19#	200,000	203,428

John Deere Capital Corp.,
Sr. Unsecured, MTN, 2.80%, 3/06/23	275,000	281,874

TOTAL CONSUMER FINANCE		$2,357,690

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

27

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
DIVERSIFIED FINANCIAL SERVICES – 4.4%

Bank of America Corp.,
Sr. Unsecured, 2.00%, 1/11/18	$250,000	$251,207

Bank of America Corp.,
Sr. Unsecured, MTN, 4.13%, 1/22/24	250,000	265,760

Citigroup, Inc.,
Sr. Unsecured, 1.70%, 4/27/18	600,000	600,958

Citigroup, Inc.,
Subordinated, 4.60%, 3/09/26	525,000	546,448

Ford Motor Credit Co. LLC,
Sr. Unsecured, 2.15%, 1/09/18	750,000	756,897

Ford Motor Credit Co. LLC,
Sr. Unsecured, FRN, 1.06%, 3/12/19Δ	1,000,000	987,761

General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17	250,000	259,844

JPMorgan Chase & Co.,
Sr. Unsecured, 6.00%, 1/15/18	250,000	268,765

JPMorgan Chase & Co.,
Sr. Unsecured, 1.70%, 3/01/18	500,000	501,990

JPMorgan Chase & Co.,
Sr. Unsecured, 2.55%, 10/29/20	500,000	506,840

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	450,000	463,105

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,409,575

ELECTRIC – 3.8%

CMS Energy Corp.,
Sr. Unsecured, 6.55%, 7/17/17	625,000	665,328

Dominion Resources Inc/VA,
Sr. Unsecured, 3.90%, 10/01/25	470,000	494,147

Duke Energy Indiana, Inc.,
1st Mortgage, 3.75%, 7/15/20	670,000	721,791

Exelon Corp.,
Sr. Unsecured, 2.45%, 4/15/21	325,000	328,513

Exelon Generation Co. LLC,
Sr. Unsecured, 6.20%, 10/01/17	200,000	212,432

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	750,000	796,188

NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 3.63%, 6/15/23	100,000	103,254

Southern California Edison Co.,
Series B, 1st Mortgage, 2.40%, 2/01/22	900,000	919,528

Southern Power Co.,
Sr. Unsecured, 1.85%, 12/01/17	205,000	206,453

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	300,000	307,482

TOTAL ELECTRIC		$4,755,116

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.2%

Emerson Electric Co.,
Sr. Unsecured, 2.63%, 12/01/21	275,000	281,445

FOOD – 0.5%

Kraft Foods Group, Inc.,
Company Guaranteed, 2.25%, 6/05/17	150,000	151,452

Description	Par Value	Value

Kroger Co.,
Sr. Unsecured, 2.30%, 1/15/19	$250,000	$255,276

Kroger Co.,
Sr. Unsecured, 2.95%, 11/01/21	250,000	262,081

TOTAL FOOD		$668,809

FOOD PRODUCTS – 0.2%

WM Wrigley Jr. Co.,
Sr. Unsecured, 1.40%, 10/21/16Ω	250,000	250,588

FOREST PRODUCTS & PAPER – 0.5%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	500,000	556,879

HEALTH CARE EQUIPMENT & SUPPLIES – 0.3%

Zimmer Biomet Holdings, Inc.,
Sr. Unsecured, 3.15%, 4/01/22	415,000	427,510

HEALTH CARE PROVIDERS & SERVICES – 0.4%

Anthem, Inc.,
Sr. Unsecured, 2.38%, 2/15/17	500,000	503,678

HOME FURNISHINGS – 0.4%

Whirlpool Corp.,
Sr. Unsecured, 1.65%, 11/01/17	250,000	250,814

Whirlpool Corp.,
Sr. Unsecured, 2.40%, 3/01/19	220,000	223,993

TOTAL HOME FURNISHINGS		$474,807

INSURANCE – 2.4%

American International Group, Inc.,
Sr. Unsecured, 3.75%, 7/10/25	400,000	406,330

Aon PLC,
Company Guaranteed, 2.80%, 3/15/21	240,000	242,580

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	250,000	258,805

Berkshire Hathaway, Inc.,
Sr. Unsecured, 2.75%, 3/15/23	175,000	180,513

Hartford Financial Services Group, Inc.,
Sr. Unsecured, 5.13%, 4/15/22	360,000	407,339

MetLife, Inc.,
Sr. Unsecured, 3.60%, 4/10/24	750,000	788,256

Prudential Financial, Inc.,
Sr. Unsecured, MTN, 6.00%, 12/01/17	650,000	693,953

TOTAL INSURANCE		$2,977,776

MEDIA – 2.2%

CBS Corp.,
Company Guaranteed, 3.38%, 3/01/22	350,000	363,297

CCO Safari II LLC,
Sr. Secured, 3.58%, 7/23/20Ω	500,000	519,646

Comcast, Corp.,
Company Guaranteed, 2.75%, 3/01/23	265,000	274,037

Time Warner Cable, Inc.,
Company Guaranteed, 5.85%, 5/01/17	750,000	782,307

Viacom, Inc.,
Sr. Unsecured, 3.50%, 4/01/17	750,000	762,937

TOTAL MEDIA		$2,702,224

ANNUAL REPORT / April 30, 2016

28

PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

MISCELLANEOUS MANUFACTURING – 1.8%

General Electric Co.,
Sr. Unsecured, 5.25%, 12/06/17	$660,000	$704,819

Ingersoll-Rand Global Holding Co. Ltd.,
Company Guaranteed, 4.25%, 6/15/23	330,000	358,859

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	250,000	250,712

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	425,000	436,423

Textron, Inc.,
Sr. Unsecured, 4.30%, 3/01/24	500,000	530,628

TOTAL MISCELLANEOUS MANUFACTURING		$2,281,441

OFFICE/BUSINESS EQUIPMENT – 0.5%

Xerox Corp.,
Sr. Unsecured, 2.80%, 5/15/20	600,000	578,219

OIL & GAS – 3.2%

BP Capital Markets PLC,
Company Guaranteed, 3.12%, 5/04/26	250,000	251,240

ConocoPhillips Co.,
Company Guaranteed, 4.20%, 3/15/21	330,000	353,043

ConocoPhillips Co.,
Company Guaranteed, 1.53%, 5/15/22Δ	80,000	74,604

Marathon Oil Corp.,
Sr. Unsecured, 6.00%, 10/01/17	550,000	574,671

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	125,000	120,287

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	400,000	436,402

Schlumberger Holdings Corp.,
Sr. Unsecured, 2.35%, 12/21/18Ω	370,000	375,285

Sempra Energy,
Sr. Unsecured, 2.30%, 4/01/17	800,000	806,524

Shell International Finance BV,
Company Guaranteed, 3.25%, 5/11/25	530,000	548,522

Total Capital International SA,
Company Guaranteed, 0.58%, 6/19/19Δ	450,000	439,120

TOTAL OIL & GAS		$3,979,698

PHARMACEUTICALS – 1.8%

AbbVie, Inc.,
Sr. Unsecured, 1.75%, 11/06/17	750,000	754,583

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	300,000	305,434

Actavis Funding SCS,
Company Guaranteed, 1.52%, 3/12/20Δ	500,000	499,710

Cardinal Health, Inc.,
Sr. Unsecured, 3.20%, 3/15/23	350,000	363,985

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	250,000	265,349

TOTAL PHARMACEUTICALS		$2,189,061

PIPELINES – 1.1%

Energy Transfer Partners LP,
Sr. Unsecured, 4.15%, 10/01/20	500,000	496,651

Description	Par Value	Value

Enterprise Products Operating LLC,
Company Guaranteed, 2.55%, 10/15/19	$325,000	$331,317

Kinder Morgan, Inc.,
Company Guaranteed, 2.00%, 12/01/17	525,000	519,824

TOTAL PIPELINES		$1,347,792

REAL ESTATE INVESTMENT TRUSTS – 4.1%

American Tower Corp.,
Sr. Unsecured, 3.45%, 9/15/21	250,000	258,802

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	505,000	562,320

Digital Realty Trust LP,
Company Guaranteed, 3.40%, 10/01/20	100,000	102,892

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	540,000	547,127

Health Care REIT, Inc.,
Sr. Unsecured, 2.25%, 3/15/18	450,000	454,197

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	200,000	197,453

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	550,000	538,696

Mack-Cali Realty LP,
Sr. Unsecured, 2.50%, 12/15/17	250,000	251,383

ProLogis LP,
Company Guaranteed, 3.35%, 2/01/21	500,000	524,224

Simon Property Group LP,
Sr. Unsecured, 2.15%, 9/15/17	500,000	505,936

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 2.70%, 4/01/20	550,000	554,762

Ventas Realty LP / Ventas Capital Corp.,
Company Guaranteed, 4.25%, 3/01/22	250,000	267,185

Welltower, Inc.,
Sr. Unsecured, 4.25%, 4/01/26	330,000	344,603

TOTAL REAL ESTATE INVESTMENT TRUSTS		$5,109,580

RETAIL – 0.5%

CVS Health Corp.,
Sr. Unsecured, 2.75%, 12/01/22	415,000	424,309

Walgreens Boots Alliance, Inc.,
Sr. Unsecured, 3.30%, 11/18/21	225,000	234,065

TOTAL RETAIL		$658,374

TELECOMMUNICATIONS – 1.1%

AT&T, Inc.,
Sr. Unsecured, 1.16%, 6/30/20Δ	500,000	498,663

Verizon Communications, Inc.,
Sr. Unsecured, 4.50%, 9/15/20	300,000	331,744

Verizon Communications, Inc.,
Sr. Unsecured, FRN, 1.00%, 6/17/19Δ	525,000	525,889

TOTAL TELECOMMUNICATIONS		$1,356,296

TRANSPORTATION – 1.0%

CSX Corp.,
Sr. Unsecured, 4.25%, 6/01/21	500,000	547,297

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

29

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value
FedEx Corp.,
Company Guaranteed, 3.25%, 4/01/26	$200,000	$207,188

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 3/01/18	500,000	506,803

TOTAL TRANSPORTATION		$1,261,288

TRUCKING & LEASING – 0.8%

GATX Corp.,
Sr. Unsecured, 3.50%, 7/15/16	326,000	327,630

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	625,000	626,836

TOTAL TRUCKING & LEASING		$954,466

TOTAL CORPORATE BONDS
(COST $59,543,819)		$60,736,296

GOVERNMENT AGENCIES – 7.9%

FEDERAL HOME LOAN BANK (FHLB) – 2.4%

Series 1, 4.88%, 5/17/17	1,865,000	1,946,441

Series 917, 1.00%, 6/21/17	1,000,000	1,003,600

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$2,950,041

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 4.3%

1.25%, 5/12/17	800,000	804,816

1.38%, 5/01/20	1,250,000	1,257,450

1.75%, 5/30/19	805,000	822,491

2.38%, 1/13/22	1,850,000	1,935,551

3.75%, 3/27/19	500,000	539,115

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$5,359,423

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.2%

1.75%, 9/12/19	1,475,000	1,507,978

TOTAL GOVERNMENT AGENCIES
(COST $9,607,983)		$9,817,442

MORTGAGE-BACKED SECURITIES – 1.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.3%

Pool A18401, 6.00%, 2/01/34	68,442	78,485

Pool B19228, 4.50%, 4/01/20	19,423	20,038

Pool C90293, 7.50%, 9/01/19	67,361	74,356

Pool C90504, 6.50%, 12/01/21	26,448	29,828

Pool E92817, 5.00%, 12/01/17	33,794	34,329

Pool G01625, 5.00%, 11/01/33	52,287	57,687

Pool G02390, 6.00%, 9/01/36	16,998	19,406

Pool G08097, 6.50%, 11/01/35	35,901	41,706

Pool G08193, 6.00%, 4/01/37	53,143	60,645

Pool G11311, 5.00%, 10/01/17	17,748	17,983

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$434,463

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%

Pool 254240, 7.00%, 3/01/32	$61,535	$71,303

Pool 254833, 4.50%, 8/01/18	9,740	9,949

Pool 256639, 5.00%, 2/01/27	41,637	46,228

Pool 256752, 6.00%, 6/01/27	40,165	45,921

Pool 257007, 6.00%, 12/01/27	71,067	81,239

Pool 612514, 2.22%, 5/01/33Δ	45,159	47,381

Pool 619054, 5.50%, 2/01/17	7,370	7,456

Pool 629603, 5.50%, 2/01/17	2,161	2,196

Pool 688996, 8.00%, 11/01/24	9,578	9,965

Pool 745412, 5.50%, 12/01/35	36,804	41,395

Pool 839291, 5.00%, 9/01/20	3,584	3,710

Pool AE2520, 3.00%, 1/01/26	940,048	987,417

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,354,160

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 2616, 7.00%, 7/20/28	52,104	59,782

Pool 2701, 6.50%, 1/20/29	96,289	109,301

Pool 426727, 7.00%, 2/15/29	7,638	8,117

Pool 780825, 6.50%, 7/15/28	81,847	94,109

Pool 781231, 7.00%, 12/15/30	45,000	52,487

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$323,796

TOTAL MORTGAGE-BACKED SECURITIES
(COST $1,951,447)		$2,112,419

U.S. TREASURY – 39.1%

U.S. TREASURY NOTES – 39.1%

0.88%, 11/15/17	640,000	641,649

0.88%, 1/31/18	750,000	751,706

0.88%, 7/15/18	440,000	440,586

0.88%, 1/31/17	250,000	250,634

1.00%, 5/31/18	500,000	502,070

1.00%, 6/30/19	250,000	250,342

1.00%, 9/30/19	1,000,000	999,344

1.25%, 11/30/18	640,000	646,261

1.25%, 1/31/19	1,450,000	1,464,195

1.25%, 2/29/20	1,500,000	1,507,711

1.38%, 6/30/18	1,230,000	1,245,282

1.38%, 5/31/20	3,250,000	3,277,238

1.38%, 8/31/20	1,400,000	1,409,773

1.38%, 1/31/21	500,000	502,401

1.50%, 8/31/18	1,000,000	1,015,712

1.50%, 11/30/19	700,000	710,812

1.63%, 2/15/26	75,000	73,669

1.63%, 8/15/22	2,920,000	2,940,513

1.75%, 5/15/23	1,000,000	1,010,167

ANNUAL REPORT / April 30, 2016

30

PORTFOLIOS OF INVESTMENTS

Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

2.00%, 7/31/20	$1,500,000	$1,549,377

2.00%, 11/15/21	455,000	469,422

2.00%, 2/15/22	500,000	515,695

2.00%, 2/15/23	2,000,000	2,054,388

2.00%, 2/15/25	1,003,000	1,021,698

2.00%, 8/15/25	1,700,000	1,729,053

2.13%, 1/31/21	1,500,000	1,558,535

2.13%, 6/30/21	625,000	649,786

2.13%, 9/30/21	1,000,000	1,038,570

2.13%, 6/30/22	1,900,000	1,968,565

2.13%, 5/15/25	1,425,000	1,465,379

2.13%, 8/15/21	825,000	857,334

2.25%, 11/15/25	1,035,000	1,074,366

2.38%, 8/15/24	750,000	787,648

2.50%, 8/15/23	1,200,000	1,273,338

2.50%, 5/15/24	1,000,000	1,060,506

2.63%, 8/15/20	1,500,000	1,588,287

2.63%, 11/15/20	1,200,000	1,272,324

2.75%, 2/15/19	1,500,000	1,577,269

2.75%, 11/15/23	2,000,000	2,158,181

3.13%, 5/15/21	550,000	598,539

3.63%, 2/15/20	500,000	547,104

4.00%, 8/15/18	1,000,000	1,074,151

4.25%, 11/15/17	500,000	526,915

4.75%, 8/15/17	400,000	420,902

TOTAL U.S. TREASURY NOTES		$48,477,397

TOTAL U.S. TREASURY
(COST $47,294,021)		$48,477,397

	Number of Shares

MONEY MARKET FUND – 1.9%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	2,266,481	$2,266,481

TOTAL MONEY MARKET FUND
(COST $2,266,481)		$2,266,481

TOTAL INVESTMENTS IN SECURITIES – 99.6%
(COST $120,688,930)		$123,435,236

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $195,325, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $199,226.	$195,320	$195,320

Description	Par Value	Value

Citigroup Global Markets, Inc., 0.30%, dated 4/29/16, due 5/02/16, repurchase price $195,325, collateralized by U.S. Government & Treasury Securities 0.00% to 9.00%, maturing 6/30/17 to 5/01/46; total market value of $199,227.	$195,320	$195,320

Daiwa Capital Markets America, 0.32%, dated 4/29/16, due 5/02/16, repurchase price $195,325, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $199,226.	195,320	195,320

HSBC Securities USA, Inc., 0.27%, dated 4/29/16, due 5/02/16, repurchase price $195,324, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $199,227.	195,320	195,320

Nomura Securities International, Inc., 0.32%, dated 4/29/16, due 5/02/16, repurchase price $195,325, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $199,226.	195,320	195,320

TD Securities (USA) LLC 0.30% dated 4/29/16 due 5/02/16 repurchase price $51,394, collateralized by U.S. Government & Treasury Securities 1.38% to 4.50%, maturing 11/30/18 to 4/01/46; total market value of $52,421.	51,393	51,393

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $1,027,993)		$1,027,993

TOTAL INVESTMENTS – 100.4%
(COST $121,716,923)		$124,463,229

COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(1,027,993)

OTHER ASSETS LESS LIABILITIES – 0.4%		480,039

TOTAL NET ASSETS – 100.0%		$123,915,275

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

31

Wilmington Intermediate-Term Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $121,717,821. The net unrealized appreciation/(depreciation) of investments was $2,745,408. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,866,868 and net unrealized depreciation from investments for those securities having an excess of cost over value of $121,460.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$25,201	$—	$25,201

Corporate Bonds	—	60,736,296	—	60,736,296

Government Agencies	—	9,817,442	—	9,817,442

Mortgage-Backed Securities	—	2,112,419	—	2,112,419

U.S. Treasury	—	48,477,397	—	48,477,397

Money Market Fund	2,266,481	—	—	2,266,481

Repurchase Agreements	—	1,027,993	—	1,027,993

Total	$2,266,481	$122,196,748	$—	$124,463,229

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $3,477,002 representing 2.8% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

32

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2016, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury	19.2%
Commercial Paper	12.4%
Federal National Mortgage Association (FNMA)	6.6%
Diversified Financial Services	5.9%
Electric	4.9%
Oil & Gas	4.9%
Capital Markets	3.9%
Commercial Banks	3.9%
Federal Home Loan Mortgage Corporation (FHLMC)	3.1%
Insurance	3.1%
Media	2.8%
Retail	2.5%
Aerospace & Defense	2.3%
Food Products	2.2%
Consumer Finance	2.1%
Automotive	1.8%
Banks	1.6%
Health Care Equipment & Supplies	1.3%
Health Care Providers & Services	1.3%
Pharmaceuticals	1.3%
Biotechnology	1.2%
Electronics	1.2%
Utilities	1.2%
Miscellaneous Manufacturing	1.2%
Commercial Services & Supplies	1.1%
Telecommunications	0.8%
Electronic Equipment, Instruments & Components	0.6%
Environmental Control	0.7%
Government National Mortgage Association (GNMA)	0.6%
Whole Loan	0.6%
Beverages	0.6%
Computers	0.6%
Real Estate Investment Trusts	0.6%
Trucking & Leasing	0.6%

Percentage of Total Net Assets
Auto Parts & Equipment	0.6%
Home Furnishings	0.4%
Commercial Mortgage-Backed Securities (CMBS)	0.3%
Development	0.1%
Cash Equivalents[1]	8.0%
Other Assets and Liabilities – Net[2]	(8.1)%
TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	10.3%
U.S. Treasury	19.2%
AA / Aa	4.9%
A / A	21.0%
BBB / Baa	31.0%
BB / Ba	0.9%
D	0.4%
Not Rated	20.4%
Other Assets and Liabilities – Net[2]	(8.1)%
TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, 2.32%, 9/01/27Δ	$50	$52

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $50)		$52

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.0%**

WHOLE LOAN – 0.0%**

SLM Private Education Loan Trust,
Series 2011-A, Class A1, 1.43%, 10/15/24Δ	$33,571	$33,601

TOTAL ASSET-BACKED SECURITY
(COST $33,571)		$33,601

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

33

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 5.6%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.3%

JPMorgan Chase Commercial Mortgage
Securities Trust,
Series 2007-CIBC18, Class A4, 5.44%, 6/12/47	$522,781	529,363

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.7%

Series 1988-6, Class C, 9.05%, 6/15/19	1,647	1,710
Series 1989-112, Class I, 6.50%, 1/15/21	951	1,007
Series 1990-136, Class E, 6.00%, 4/15/21	2,501	2,654
Series 1990-141, Class D, 5.00%, 5/15/21	1,025	1,069
Series 1993-1577, Class PK, 6.50%, 9/15/23	33,083	36,321
Series 1993-1644, Class K, 6.75%, 12/15/23	27,257	29,992
Series 1994-1686, Class PJ, 5.00%, 2/15/24	3,340	3,542
Series 2003-2649, Class KA, 4.50%, 7/15/18	40,349	41,517
Series 2011-3799, Class GK, 2.75%, 1/15/21	140,226	143,300
Series 2012-K710, Class A1, 1.44%, 1/25/19	1,452,333	1,458,484
Series 3893, Class DJ, 2.00%, 10/15/20	1,104,622	1,109,927

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$2,829,523

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.6%

Series 1993-113, Class PK, 6.50%, 7/25/23	31,806	35,754
Series 1993-127, Class H, 6.50%, 7/25/23	28,562	31,532
Series 1993-202, Class J, 6.50%, 11/25/23	16,561	18,336
Series 1994-3, Class PL, 5.50%, 1/25/24	32,838	36,189
Series 1994-55, Class H, 7.00%, 3/25/24	35,745	40,270
Series 2002-52, Class QA, 6.00%, 7/18/32	10,238	10,614
Series 2002-94, Class HQ, 4.50%, 1/25/18	289,377	295,328
Series 2003-3, Class BC, 5.00%, 2/25/18	230,183	236,742
Series 2009-70, Class NM, 3.25%, 8/25/19	585,475	596,354
Series 2011-66, Class QE, 2.00%, 7/25/21	496,709	500,574
Series 2011-71, Class DJ, 3.00%, 3/25/25	496,930	503,047
Series 2011-81, Class PA, 3.50%, 8/25/26	1,938,264	2,020,918

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$4,325,658

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.4%

Series 2005-44, Class PC, 5.00%, 12/20/33	254,461	258,176
Series 2010-17, Class K, 4.00%, 3/16/22	491,173	494,199

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$752,375

WHOLE LOAN – 0.6%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 2.78%, 2/25/34Δ	201,274	198,331

Description	Par Value	Value
Banc of America Mortgage Securities, Inc.,
Series 2004-B, Class 2A1, 2.67%, 3/25/34Δ	$135,891	$135,154
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1,
2.90%, 11/25/35Δ	691,713	634,955

TOTAL WHOLE LOAN		$968,440

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $9,647,610)		9,405,359

COMMERCIAL PAPER – 12.4%¿

COMMERCIAL PAPER – 12.4%
Alcoa, Inc., 1.00%, 5/02/16	1,000,000	999,946
Alcoa, Inc., 1.00%, 5/04/16	1,500,000	1,499,837
Alcoa, Inc., 1.00%, 5/05/16	3,000,000	2,999,592
Canadian Nalt Resources, 1.15%, 5/06/16	2,450,000	2,449,543
Canadian Natl Resources, 1.05%, 5/03/16	2,070,000	2,069,822
Entergy Corp., 0.87%, 5/02/16	2,930,000	2,929,862
Scana4, 1.03%, 5/09/16	2,000,000	1,999,495
Sempra Energy Global Ent., 0.87%, 5/04/16	3,000,000	2,999,717
SO, 0.77%, 5/04/16	1,935,000	1,934,839
Viacom, Inc., 1.07%, 5/11/16	1,000,000	999,679

TOTAL COMMERCIAL PAPER		$20,882,332

TOTAL COMMERCIAL PAPER
(COST $20,882,880)		$20,882,332

CORPORATE BONDS – 57.2%

AEROSPACE & DEFENSE – 2.3%
L-3 Communications Corp.,
Company Guaranteed, 3.95%, 11/15/16	1,746,000	1,768,942
Lockheed Martin Corp., Sr. Unsecured, 1.85%, 11/23/18	2,000,000	2,029,105

TOTAL AEROSPACE & DEFENSE		$3,798,047

AUTO PARTS & EQUIPMENT – 0.6%

Johnson Controls, Inc., Sr. Unsecured, 1.40%, 11/02/17	1,000,000	1,002,233

AUTOMOTIVE – 1.8%
Daimler Finance North America LLC,
Company Guaranteed, 1.38%, 8/01/17Ω	2,000,000	2,000,726
Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16Ω	400,000	400,790
Toyota Motor Credit Corp., Sr. Unsecured, MTN, 0.87%, 3/12/20Δ	693,000	685,249

TOTAL AUTOMOTIVE		$3,086,765

ANNUAL REPORT / April 30, 2016

34

PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value
BANKS – 1.6%

Branch Banking & Trust Co.,
Sr. Unsecured, BKNT, 1.00%, 4/03/17	$1,500,000	$1,500,844
Capital One NA,
Sr. Unsecured, BKNT, 1.50%, 9/05/17	1,200,000	1,197,343

TOTAL BANKS		$2,698,187

BEVERAGES – 0.6%

Anheuser-Busch InBev Finance, Inc.,
Company Guaranteed, 1.90%, 2/01/19	1,000,000	1,014,665

BIOTECHNOLOGY – 1.2%

Celgene Corp.,
Sr. Unsecured, 2.13%, 8/15/18	1,225,000	1,244,060
Gilead Sciences, Inc.,
Sr. Unsecured, 1.85%, 9/04/18	785,000	800,001

TOTAL BIOTECHNOLOGY		$2,044,061

CAPITAL MARKETS – 3.9%

Caterpillar Financial Services Corp., Sr. Unsecured, 1.75%, 3/24/17	1,000,000	1,009,439
Charles Schwab Corp. (The),
Sr. Unsecured, 1.50%, 3/10/18	1,975,000	1,984,977
Fifth Third Bancorp,
Subordinated, 5.45%, 1/15/17	2,500,000	2,567,686
Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 2.63%, 4/25/21	1,000,000	1,005,444

TOTAL CAPITAL MARKETS		$6,567,546

COMMERCIAL BANKS – 3.9%

Huntington National Bank (The),
Sr. Unsecured, 1.38%, 4/24/17	2,000,000	2,003,801
KeyBank N.A./Cleveland OH,
Subordinated, BKNT, 5.70%, 11/01/17	900,000	953,589
KeyBank NA/Cleveland OH,
Sr. Unsecured, BKNT, 2.35%, 3/08/19	1,650,000	1,670,522
PNC Bank NA,
Sr. Unsecured, BKNT, 1.95%, 3/04/19	700,000	707,857
US Bank NA/Cincinnati OH,
Sr. Unsecured, BKNT, 1.40%, 4/26/19	1,150,000	1,150,890

TOTAL COMMERCIAL BANKS		$6,486,659

COMMERCIAL SERVICES & SUPPLIES – 1.1%

Total System Services, Inc.,
Sr. Unsecured, 2.38%, 6/01/18	1,900,000	1,901,984

COMPUTERS – 0.6%

HP Enterprise Co.,
Sr. Unsecured, 2.45%, 10/05/17Ω	1,000,000	1,011,612

CONSUMER FINANCE – 2.1%

John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.05%, 12/15/16	2,500,000	2,504,530
John Deere Capital Corp.,
Sr. Unsecured, MTN, 1.95%, 1/08/19#	950,000	966,282

TOTAL CONSUMER FINANCE		$3,470,812

Description	Par Value	Value

DIVERSIFIED FINANCIAL SERVICES – 5.9%

American Express Credit Corp.,
Sr. Unsecured, 1.08%, 3/18/19Δ	$800,000	$791,472
Bank of New York Mellon Corp.,
Sr. Unsecured, MTN, 2.45%, 11/27/20	2,000,000	2,048,048
Citigroup, Inc.,
Sr. Unsecured, 2.15%, 7/30/18	915,000	922,132
Citigroup, Inc.,
Sr. Unsecured, 2.05%, 12/07/18	2,000,000	2,014,228
Ford Motor Credit Co. LLC,
Sr. Unsecured, FRN, 1.33%, 3/12/19Δ	1,000,000	987,761
General Motors Financial Co., Inc.,
Company Guaranteed, 4.75%, 8/15/17	1,000,000	1,039,375
JPMorgan Chase & Co.,
Sr. Unsecured, FRN, 1.25%, 1/28/19Δ	1,000,000	996,714
Morgan Stanley,
Sr. Unsecured, GMTN, 2.45%, 2/01/19	1,100,000	1,117,421

TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,917,151

ELECTRIC – 4.9%

Appalachian Power Co.,
Sr. Unsecured, K, 5.00%, 6/01/17	1,000,000	1,039,441
Entergy Corp.,
Sr. Unsecured, 4.70%, 1/15/17	2,000,000	2,034,728
Exelon Generation Co. LLC,
Sr. Unsecured, 6.20%, 10/01/17	1,505,000	1,598,547
Georgia Power Co.,
Sr. Unsecured, 1.95%, 12/01/18	2,000,000	2,022,588
NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 2.30%, 4/01/19	600,000	607,634
Southern Power Co.,
Sr. Unsecured, 1.85%, 12/01/17	1,000,000	1,007,090

TOTAL ELECTRIC		$8,310,028

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Emerson Electric Co.,
Sr. Unsecured, 5.25%, 10/15/18	1,000,000	1,095,375

ELECTRONICS – 1.2%

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 1.30%, 2/01/17	2,000,000	1,999,852

ENVIRONMENTAL CONTROL – 0.7%

Waste Management, Inc.,
Company Guaranteed, 2.60%, 9/01/16	1,100,000	1,105,717

FOOD PRODUCTS – 2.2%

Hershey Co. (The),
Sr. Unsecured, 1.60%, 8/21/18	1,000,000	1,012,701
Kroger Co.,
Sr. Unsecured, 1.20%, 10/17/16	2,600,000	2,604,646
WM Wrigley Jr. Co.,
Sr. Unsecured, 1.40%, 10/21/16Ω	160,000	160,376

TOTAL FOOD PRODUCTS		$3,777,723

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT

35

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 1.3%

Becton Dickinson and Co.,
Sr. Unsecured, 1.45%, 5/15/17	$1,000,000	$1,002,359
Zimmer Holdings, Inc.,
Sr. Unsecured, 1.45%, 4/01/17	1,135,000	1,136,338

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$2,138,697

HEALTH CARE PROVIDERS & SERVICES – 1.3%

Anthem, Inc.,
Sr. Unsecured, 2.38%, 2/15/17	1,000,000	1,007,356
UnitedHealth Group, Inc.,
Sr. Unsecured, 1.90%, 7/16/18	1,110,000	1,130,637

TOTAL HEALTH CARE PROVIDERS & SERVICES		$2,137,993

HOME FURNISHINGS – 0.4%

Whirlpool Corp.,
Sr. Unsecured, 6.50%, 6/15/16	750,000	754,675

INSURANCE – 3.1%

American International Group, Inc.,
Sr. Unsecured, 3.30%, 3/01/21	1,160,000	1,196,543
Berkshire Hathaway Finance Corp.,
Company Guaranteed, 1.60%, 5/15/17	2,000,000	2,018,084
Metropolitan Life Global Funding I,
Sr. Secured, 1.95%, 12/03/18Ω	1,000,000	1,010,876
Principal Financial Group, Inc.,
Company Guaranteed, 1.85%, 11/15/17	1,074,000	1,075,892

TOTAL INSURANCE		$5,301,395

MEDIA – 2.8%

CBS Corp.,
Company Guaranteed, 4.63%, 5/15/18	1,000,000	1,055,889
Comcast Corp.,
Company Guaranteed, 5.70%, 7/01/19	2,500,000	2,832,736
Walt Disney Co.,
Sr. Unsecured, 1.65%, 1/08/19#	750,000	762,622

TOTAL MEDIA		$4,651,247

MISCELLANEOUS MANUFACTURING – 1.2%

General Electric Co.,
Sr. Unsecured, 1.51%, 3/15/23Δ	2,000,000	1,999,170

OIL & GAS – 4.9%

Anadarko Petroleum Corp.,
Sr. Unsecured, 6.38%, 9/15/17	190,000	202,727
BP Capital Markets PLC,
Company Guaranteed, 1.68%, 5/03/19	950,000	952,213
Chevron Corp.,
Sr. Unsecured, 1.34%, 11/09/17	1,500,000	1,517,176
ConocoPhillips,
Company Guaranteed, 5.75%, 2/01/19	1,000,000	1,104,713
Exxon Mobil Corp.,
Sr. Unsecured, 1.71%, 3/01/19	1,155,000	1,169,927
Husky Oil Ltd.,
Sr. Unsecured, 7.55%, 11/15/16	221,000	224,519
Phillips 66,
Company Guaranteed, 2.95%, 5/01/17	1,000,000	1,020,207

Description	Par Value	Value
Schlumberger Holdings Corp.,
Sr. Unsecured, 1.90%, 12/21/17Ω	$1,000,000	$997,976
Schlumberger Holdings Corp.,
Sr. Unsecured, 2.35%, 12/21/18Ω	1,000,000	1,014,284

TOTAL OIL & GAS		$8,203,742

PHARMACEUTICALS – 1.3%

AbbVie, Inc.,
Sr. Unsecured, 1.75%, 11/06/17	1,000,000	1,006,110
Pfizer, Inc.,
Sr. Unsecured, 6.20%, 3/15/19	1,000,000	1,134,468

TOTAL PHARMACEUTICALS		$2,140,578

REAL ESTATE INVESTMENT TRUSTS – 0.6%

Ventas Realty LP,
Company Guaranteed, 1.55%, 9/26/16	1,000,000	1,001,700

RETAIL – 2.5%

CVS Health Corp.,
Sr. Unsecured, 1.20%, 12/05/16	2,200,000	2,205,001
CVS Health Corp.,
Sr. Unsecured, 1.90%, 7/20/18	1,000,000	1,014,152
McDonald’s Corp.,
Sr. Unsecured, 2.75%, 12/09/20#	1,000,000	1,037,414

TOTAL RETAIL		$4,256,567

TELECOMMUNICATIONS – 0.8%

AT&T, Inc.,
Sr. Unsecured, 1.53%, 6/30/20Δ	900,000	897,593
Cisco Systems, Inc.,
Sr. Unsecured, 1.10%, 3/03/17	490,000	491,645

TOTAL TELECOMMUNICATIONS		$1,389,238

TRUCKING & LEASING – 0.6%

GATX Corp.,
Sr. Unsecured, 2.38%, 7/30/18	1,000,000	1,002,938

UTILITIES – 1.2%

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	2,050,000	2,101,125

TOTAL CORPORATE BONDS
(COST $95,740,282)		$96,367,482

GOVERNMENT AGENCIES – 0.0%**

SMALL BUSINESS ADMINISTRATION – 0.0%**

Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1996-K, 6.95%, 11/01/16	23,903	24,412
Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1996-L, 6.70%, 12/01/16	14,724	14,897
Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1997-E, 7.30%, 5/01/17	575	592

ANNUAL REPORT / April 30, 2016

36

PORTFOLIOS OF INVESTMENT

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value
Small Business Administration Participation
Certificates, U.S. Government Guaranteed,
Series 1999-I, 7.30%, 9/01/19	$2,747	$2,948

TOTAL SMALL BUSINESS ADMINISTRATION		$42,849

TOTAL GOVERNMENT AGENCIES
(COST $42,332)		$42,849

MORTGAGE-BACKED SECURITIES – 5.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.4%

Pool 287773, 7.50%, 3/01/17	175	180
Pool 538733, 9.00%, 9/01/19	190	196
Pool A18401, 6.00%, 2/01/34	564,041	646,812
Pool C78010, 5.50%, 4/01/33	736,994	832,669
Pool C80328, 7.50%, 7/01/25	25,895	30,265
Pool G01425, 7.50%, 5/01/32	61,859	72,493
Pool G01831, 6.00%, 5/01/35	130,180	148,730
Pool G12709, 5.00%, 7/01/22	99,117	102,895
Pool G14695, 4.50%, 6/01/26	474,727	491,599

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$2,325,839

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 4.0%

Pool 202957, 8.00%, 8/01/21	1,284	1,341
Pool 252439, 6.50%, 5/01/29	24,010	27,733
Pool 255933, 5.50%, 11/01/35	123,221	138,667
Pool 323419, 6.00%, 12/01/28	48,205	55,145
Pool 334593, 7.00%, 5/01/24	51,859	60,073
Pool 39862, 9.75%, 9/01/17	2,221	2,327
Pool 436746, 6.50%, 8/01/28	24,049	25,351
Pool 440401, 6.50%, 8/01/28	137,132	158,640
Pool 485678, 6.50%, 3/01/29	28,882	31,203
Pool 494375, 6.50%, 4/01/29	2,057	2,122
Pool 545051, 6.00%, 9/01/29	69,177	79,174
Pool 725418, 6.50%, 5/01/34	122,183	141,148
Pool 833143, 5.50%, 9/01/35	615,670	691,760
Pool 843323, 5.50%, 10/01/35	60,665	68,143
Pool AE2520, 3.00%, 1/01/26	313,349	329,139
Pool MA0909, 3.00%, 11/01/21	556,114	583,936
Pool MA0921, 3.00%, 12/01/21	4,054,432	4,257,217

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$6,653,119

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.2%

Pool 1061, 9.00%, 4/20/23	12,383	12,884
Pool 1886, 9.00%, 10/20/24	241	250
Pool 188603, 9.00%, 11/15/16	1,135	1,160
Pool 208196, 9.00%, 2/15/17	2,121	2,169
Pool 306066, 8.50%, 7/15/21	2,770	3,222
Pool 307983, 8.50%, 7/15/21	12,296	12,678
Pool 341948, 8.50%, 1/15/23	2,395	2,462

Description	Par Value	Value
Pool 346572, 7.00%, 5/15/23	$6,061	$6,434
Pool 484269, 7.00%, 9/15/28	23,548	24,863
Pool 581522, 6.00%, 5/15/33	137,550	146,865
Pool 592505, 6.00%, 4/15/33	142,094	152,749
Pool 780440, 8.50%, 11/15/17	212	218

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$365,954

TOTAL MORTGAGE-BACKED SECURITIES
(COST $8,982,827)		$9,344,912

MUNICIPAL BOND – 0.1%

DEVELOPMENT – 0.1%
City of Miami, FL, Rent Revenue,
Series 1998, 8.65%, 7/01/19	100,000	111,832

TOTAL MUNICIPAL BOND
(COST $105,268)		$111,832

U.S. TREASURY – 19.2%

U.S. TREASURY NOTES – 19.2%
0.88%, 4/15/19	2,640,000	2,636,575
1.00%, 5/15/18	5,880,000	5,904,333
1.00%, 3/15/19#	7,625,000	7,644,872
1.13%, 6/15/18	8,430,000	8,488,623
1.13%, 2/28/21	2,285,000	2,270,271
1.25%, 3/31/21#	4,000,000	3,994,224
1.38%, 6/30/18	1,300,000	1,316,152

TOTAL U.S. TREASURY NOTES		$32,255,050

TOTAL U.S. TREASURY
(COST $32,166,958)		$32,255,050
	Number of Shares

MONEY MARKET FUND – 0.0%**

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	6,641	$6,641

TOTAL MONEY MARKET FUND
(COST $6,641)		$6,641

TOTAL INVESTMENTS IN SECURITIES – 100.1%
(COST $167,608,419)		$168,450,110

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT

37

Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 8.0%

REPURCHASE AGREEMENTS – 8.0%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $2,556,460, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $2,607,526.	$2,556,398	$2,556,398

Citigroup Global Markets, Inc., 0.30%, dated
4/29/16, due 5/02/16, repurchase price
$2,556,462, collateralized by U.S. Government & Treasury Securities 0.00% to 9.00%, maturing 6/30/17 to 5/01/46; total market value of $2,607,526.	2,556,398	2,556,398

Daiwa Capital Markets America, 0.32%,dated 4/29/16, due 5/02/16, repurchase price $2,556,466, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $2,607,526.	2,556,398	2,556,398

HSBC Securities USA, Inc., 0.27%, dated
4/29/16, due 5/02/16, repurchase price
$2,556,456, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $2,607,532.	2,556,398	2,556,398
Nomura Securities International, Inc.,
0.32%, dated 4/29/16, due 5/02/16,repurchase price $2,556,466, collateralized by U.S. Government & Treasury Securities
0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $2,607,526.	2,556,398	2,556,398

TD Securities (USA) LLC, 0.30%, dated
4/29/16, due 5/02/16, repurchase price
$672,652, collateralized by U.S. Government & Treasury Securities 1.38% to 4.50%, maturing 11/30/18 to 4/01/46; total market value of $686,088.	672,635	672,635

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $13,454,625)		$13,454,625

TOTAL INVESTMENTS – 108.1%
(COST $181,063,044)		$181,904,735

COLLATERAL FOR SECURITIES ON LOAN – (8.0%)		(13,454,625)

OTHER LIABILITIES LESS ASSETS – (0.1%)		(113,204)

TOTAL NET ASSETS – 100.0%		$168,336,906

Cost of investments for Federal income tax purposes is $181,065,139. The net unrealized appreciation/(depreciation) of investments was $839,596. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,228,776 and net unrealized depreciation from investments for those securities having an excess of cost over value of $389,180.

ANNUAL REPORT / April 30, 2016

38

PORTFOLIOS OF INVESTMENTS

Wilmington Short-Term Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$52	$—	$52

Asset-Backed Security	—	33,601	—	33,601

Collateralized Mortgage Obligations	—	9,405,359	—	9,405,359

Commercial Paper	—	20,882,332	—	20,882,332

Corporate Bonds	—	96,367,482	—	96,367,482

Government Agencies	—	42,849	—	42,849

Mortgage-Backed Securities	—	9,344,912	—	9,344,912

Municipal Bond	—	111,832	—	111,832

U.S. Treasury	—	32,255,050	—	32,255,050

Money Market Fund	6,641	—	—	6,641

Repurchase Agreements	—	13,454,625	—	13,454,625

Total	$6,641	$181,898,094	$—	$181,904,735

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $6,596,640 representing 3.9% of total net assets.

**	Represents less than 0.05%.

¿The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

BKNT - Bank Note

CMBS - Commercial Mortgage-Backed Securities

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MTN - Medium Term Note

NA - North America

PLC - Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

39

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

General Obligations	19.0%

Transportation	15.0%

School District	11.9%

Medical	10.7%

Dedicated Tax	10.4%

Lease	5.8%

Higher Education	5.5%

Water & Sewer	4.2%

Pre-Refunded/Escrow	4.0%

Utilities	2.4%

Electric	2.3%

Airport	1.8%

Water	1.5%

General	1.1%

Facilities	0.7%

Power	0.4%

Cash Equivalents[1]	2.7%

Other Assets and Liabilities – Net[2]	0.6%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets

AAA / Aaa	14.4%

AA / Aa	57.4%

A / A	23.0%

Not Rated	4.6%

Other Assets and Liabilities – Net[2]	0.6%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value
MUNICIPAL BONDS – 96.7%

ALABAMA – 0.8%

HIGHER EDUCATION – 0.5%

Auburn University, AL, Advance Refunding Revenue Bonds, (Series A), 5.00%, 6/01/21	$1,200,000	$1,427,268

MEDICAL – 0.3%

The University of Alabama, AL, Refunding Revenue Bonds, (Series A), 5.75%, 9/01/22Δ	1,000,000	1,113,220

TOTAL ALABAMA		$2,540,488

Description	Par Value	Value
ARIZONA – 1.7%

SCHOOL DISTRICT – 0.8%

Maricopa County Unified School District No 80 Chandler, AZ, GO Limited, Economic Defeasance, 5.00%, 7/01/21	$2,000,000	$2,378,900

WATER & SEWER – 0.9%

City of Tucson, AZ, Refunding Revenue Bonds, (Water Revenue), 5.00%, 7/01/30	2,255,000	2,773,627

TOTAL ARIZONA		$5,152,527

ANNUAL REPORT / April 30, 2016

40

PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
CALIFORNIA – 8.3%

GENERAL OBLIGATIONS – 0.8%

Grossmont Healthcare District, CA, GO Unlimited, (Series C), (Health, Hospital & Nursing Home Improvements), 5.00%, 7/15/23	$2,000,000	$2,504,080

LEASE – 1.7%

Los Angeles Unified School District, CA, Certificate Participation Refunding Bonds, (Series B), (Headquarters Building), 5.00%, 10/01/27	4,300,000	5,177,974

MEDICAL – 1.9%

California Statewide Communities Development Authority, CA, Revenue Bonds, (Health, Hospital, Nursing Home Revenue), 5.00%, 4/01/19	5,140,000	5,771,809

TRANSPORTATION – 2.0%

Bay Area Toll Authority, CA, Refunding Revenue Bonds, (San Francisco Bay Area), 5.00%, 4/01/26	5,000,000	6,052,000

WATER & SEWER – 1.9%

City of San Francisco Public Utilities Commission Water Revenue, CA, Refunding Revenue Bonds, (Series C), (Water Revenue), 5.00%, 11/01/27	5,000,000	6,048,350

TOTAL CALIFORNIA		$25,554,213

COLORADO – 0.8%

AIRPORT – 0.8%

City & County of Denver Airport System Revenue, CO, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/25	2,000,000	2,438,800

TOTAL COLORADO		$2,438,800

FLORIDA – 3.2%

GENERAL OBLIGATIONS – 0.7%

State of Florida, FL, GO, (Fuel Sales Tax Revenue), 5.00%, 7/01/19	2,000,000	2,263,920

LEASE – 1.9%

Broward County School Board, FL, Certificate Participation Refunding Bonds,, (Series A), 5.00%, 7/01/21	3,000,000	3,551,790

St. Johns County School Board, FL, Certificate Participation Refunding Bonds, 5.00%, 7/01/20	2,000,000	2,310,560

TOTAL LEASE		$5,862,350

TRANSPORTATION – 0.6%

FL Turnpike Authority-A-Ref 5, FL, Revenue Bonds, Highway Revenue Tolls, 5.00%, 7/01/20	1,500,000	1,744,560

TOTAL FLORIDA		$9,870,830

Description	Par Value	Value
GEORGIA – 3.6%

GENERAL OBLIGATIONS – 2.4%

State of Georgia, GA, GO Unlimited, (Series A-1), (Public Improvements), 5.00%, 2/01/22	$6,000,000	$7,312,320

SCHOOL DISTRICT – 1.2%

Valdosta Board of Education, GA, (Ad Valorem Property Tax)

5.00%, 2/01/20	1,250,000	1,435,900

5.00%, 2/01/21	1,000,000	1,181,030

5.00%, 2/01/19	1,025,000	1,141,235

TOTAL SCHOOL DISTRICT		$3,758,165

TOTAL GEORGIA		$11,070,485

ILLINOIS – 10.4%

DEDICATED TAX – 2.0%

State of Illinois, IL, Revenue Bond, (Sales Tax Revenue), 6.00%, 6/15/27	2,000,000	2,715,360

State of Illinois, IL, Revenue Bonds, Public Improvements, (National Reinsurance FGIC), 6.00%, 6/15/26	2,500,000	3,352,600

TOTAL DEDICATED TAX		$6,067,960

GENERAL OBLIGATIONS – 5.0%

Chicago Park District, IL, (Ad Valorem Property Tax)

5.00%, 1/01/26	1,250,000	1,422,900

5.00%, 1/01/27	3,455,000	3,897,516

Cook Kane Lake & McHenry Counties Community College District No 512, IL, (Ad Valorem Property Tax), 5.00%, 12/01/18	2,350,000	2,598,841
Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Series C-Green Bond), (Water Utility & Sewer Improvements), 5.00%, 12/01/28	5,990,000	7,397,111

TOTAL GENERAL OBLIGATIONS		$15,316,368

MEDICAL – 0.4%

Illinois State Finance Authority, IL, Refunding Revenue Bonds, (Series A), (Rush University Medical Center), 5.00%, 11/15/29	1,000,000	1,201,690

SCHOOL DISTRICT – 1.0%

Du Page & Will Counties, IL, Community School District No 204 Indian Prairie, GO Unlimited, Advance Refunding, (Series A), 5.00%, 12/30/19	2,785,000	3,170,249

TRANSPORTATION – 2.0%
Illinois State Toll Highway Authority, IL, Refunding Revenue Bonds, (Series D), 5.00%, 1/01/24	5,000,000	6,194,200

TOTAL ILLINOIS		$31,950,467

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

41

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
INDIANA – 1.2%

GENERAL OBLIGATIONS – 0.5%

Indianapolis-Marion County Public Library, IN, GO Unlimited, Refunding Revenue Bonds, (State Intercept Program), 5.00%, 1/01/19	$1,270,000	$1,408,227

MEDICAL – 0.7%

Indiana Finance Authority, IN, Refunding Revenue Bonds, (Series C), (Franciscan Alliance Inc., OBG), 5.00%, 11/01/21	2,000,000	2,204,540

TOTAL INDIANA		$3,612,767

KANSAS – 1.6%

TRANSPORTATION – 1.6%

State of Kansas Department of Transportation, KS, Revenue Bonds, (Fuel Sales Tax Revenue), 5.00%, 9/01/23	4,000,000	5,021,000

TOTAL KANSAS		$5,021,000

MARYLAND – 5.1%

DEDICATED TAX – 0.5%

Maryland State Department of Transportation, MD, Revenue Bonds, Transit Improvements, 5.00%, 2/15/28	1,375,000	1,612,009

GENERAL OBLIGATIONS – 2.2%

Baltimore County, MD, GO Unlimited, Refunding Notes, (Public Improvements), 5.00%, 2/01/28	1,000,000	1,200,070

Cecil County, MD, GO Unlimited, Refunding Bonds, (County Commissioners- Consolidated Public Improvements), 5.00%, 11/01/23	2,590,000	3,188,937

Montgomery County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.00%, 7/01/21	2,000,000	2,400,020

TOTAL GENERAL OBLIGATIONS		$6,789,027

LEASE – 0.4%

Maryland Economic Development Corp., MD, Revenue Bonds, General Improvements, (Public Health Laboratory), 5.00%, 6/01/19	1,000,000	1,125,870

MEDICAL – 1.6%

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Anne Arundel Health Systems)

5.00%, 7/01/22	1,000,000	1,215,790

5.00%, 7/01/25	1,000,000	1,175,910

5.00%, 7/01/26	1,100,000	1,284,789

Maryland Health & Higher Educational Facilities Authority, MD, Revenue Bonds, (Johns Hopkins Health System), 5.00%, 7/01/19	1,000,000	1,132,300

TOTAL MEDICAL		$4,808,789

Description	Par Value	Value
TRANSPORTATION – 0.4%

Maryland State Transportation Authority, MD, Refunding Revenue Bonds, 5.00%, 7/01/25	$1,000,000	$1,221,740

TOTAL MARYLAND		$15,557,435

MASSACHUSETTS – 0.8%

WATER – 0.8%

Massachusetts Clean Water Trust/The, MA, Revenue Bonds, (Miscellaneous Revenue), 5.00%, 2/01/20	2,000,000	2,306,380

TOTAL MASSACHUSETTS		$2,306,380

MICHIGAN – 7.2%

DEDICATED TAX – 2.1%

Michigan Finance Authority, MI, Revenue Bonds, Repayment of Bank Loan, (Series H-1), 5.00%, 10/01/25	5,215,000	6,338,624

GENERAL – 0.7%
Michigan Finance Authority, MI, Revenue Bond, (Income Tax Revenue), 4.00%, 10/01/24	2,000,000	2,196,240

MEDICAL – 0.5%

Royal Oak Hospital Finance Authority, MI, Refunding Revenue Bonds, (Series D),
(William Beaumont Hospital),
5.00%, 9/01/20	1,200,000	1,387,332

SCHOOL DISTRICT – 2.8%

Grand Ledge Public Schools, MI, GO Unlimited, Current Refunding, (Q-SBLF)

5.00%, 5/01/22	1,195,000	1,432,351

5.00%, 5/01/24	2,810,000	3,469,001

Huron Valley School District, MI, GO Unlimited, Current Refunding, (Q-SBLF), 5.00%, 5/01/20	1,000,000	1,147,480

Troy School District, MI, GO Unlimited, Advance Refunding, (Q-SBLF), 5.00%, 5/01/20	2,085,000	2,405,444

TOTAL SCHOOL DISTRICT		$8,454,276

UTILITIES – 1.1%

Lansing Board of Water & Light, MI, Revenue Bonds, (Series A), 5.00%, 7/01/29	3,000,000	3,516,510

TOTAL MICHIGAN		$21,892,982

MISSOURI – 1.0%

MEDICAL – 1.0%

Missouri State Health & Educational Facilities Authority, MO, Refunding Revenue Bonds, (Series A), (SSM Health Care)

5.00%, 6/01/20	1,000,000	1,155,580

5.00%, 6/01/28	1,500,000	1,795,005

TOTAL MEDICAL		$2,950,585

TOTAL MISSOURI		$2,950,585

ANNUAL REPORT / April 30, 2016

42

PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
NEBRASKA – 2.3%

ELECTRIC – 2.3%

Lincoln Nebraska Electric System, NE, Revenue Bond, 5.00%, 9/01/20	$6,000,000	$7,014,540

TOTAL NEBRASKA		$7,014,540

NEVADA – 2.5%

DEDICATED TAX – 2.5%

County of Clark, NV, Refunding Revenue Bonds, (Fuel Tax and Subordinated Motor), 5.00%, 7/01/30	4,505,000	5,486,820

County of Clark, NV, Refunding Revenue Bonds, (Motor Vehicle Fuel Tax), 5.00%, 7/01/18	2,000,000	2,182,320

TOTAL DEDICATED TAX		$7,669,140

TOTAL NEVADA		$7,669,140

NEW JERSEY – 3.5%

GENERAL OBLIGATIONS – 0.7%

County of Essex, NJ, GO Unlimited, (Series A), ( Public Improvements), 5.00%, 8/01/19	1,870,000	2,117,438

HIGHER EDUCATION – 1.6%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series A), (Rowan University Project), 5.00%, 7/01/28	1,030,000	1,236,134

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	3,000,000	3,623,610

TOTAL HIGHER EDUCATION		$4,859,744

SCHOOL DISTRICT – 0.6%

Egg Harbor Township NJ School District, GO Unlimited, Refunding School Bond, 5.00%, 9/15/23	1,520,000	1,846,192

TRANSPORTATION – 0.6%

New Jersey State Turnpike Authority, NJ, Revenue Bonds, (Series A), (Highway Improvement), 5.00%, 1/01/27	1,645,000	2,015,322

TOTAL NEW JERSEY		$10,838,696

NEW YORK – 9.5%

DEDICATED TAX – 2.4%

Nassau County Interim Finance Authority,
NY, Refunding Revenue Bonds, (Series A),
(Sales Tax), 5.00%, 11/15/21	1,960,000	2,379,185

New York City, Transitional Finance Authority,
NY, Refunding Revenue Bonds, (Sub-series E), 5.00%, 11/01/22	4,125,000	4,923,394

TOTAL DEDICATED TAX		$7,302,579

Description	Par Value	Value

GENERAL – 0.4%

New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Revenue Bonds, (Public Improvement), (Sub-Series E-1), 5.00%, 2/01/31	$1,115,000	$1,362,363

GENERAL OBLIGATIONS – 1.0%

County of Nassau NY, GO Limited, (Series B), 5.00%, 10/01/28	2,400,000	2,980,440

LEASE – 0.3%

Erie County Industrial Development Agency School, NY, Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 5/01/18	1,000,000	1,085,350

TRANSPORTATION – 5.4%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Fuel Sales Tax Revenue), 5.00%, 11/15/22	3,000,000	3,703,770

Metropolitan Transportation Authority, NY, Revenue Bonds, (Series B), (Transit Improvements), 5.00%, 11/15/29	3,000,000	3,619,890

New York State Thruway Authority, NY, Refunding Revenue Bonds, 5.00%, 1/01/30	5,500,000	6,642,075

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (175th Series), (Port, Airport & Marina Improvements), 5.00%, 12/01/23	2,000,000	2,455,640

TOTAL TRANSPORTATION		$16,421,375

TOTAL NEW YORK		$29,152,107

OHIO – 0.8%

GENERAL OBLIGATIONS – 0.8%

Akron-Summit County Public Library, OH, GO Unlimited, Refunding Revenue Bonds, 5.00%, 12/01/20	1,960,000	2,298,551

TOTAL OHIO		$2,298,551

PENNSYLVANIA – 8.5%

FACILITIES – 0.7%

Pittsburgh Public Parking Authority, PA, Revenue Bond, (Auto Parking Revenue), 5.00%, 12/01/26	1,755,000	2,126,762

HIGHER EDUCATION – 1.6%

Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,794,625

Pennsylvania State University, PA, Refunding Revenue Bonds, (Series B), 5.25%, 8/15/22	1,865,000	2,301,708

TOTAL HIGHER EDUCATION		$5,096,333

MEDICAL – 0.6%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,605,000	1,939,049

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

43

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
PRE-REFUNDED/ESCROW – 4.0%

Bucks County Industrial Development Authority, PA, IDA, Revenue Bonds, ETM, (Senior Lifestyles, Inc., OBG), 10.00%, 5/15/19	$4,775,000	$6,086,979

Lancaster County Hospital Authority, PA, Refunding Revenue Bonds, (Series B), (Lancaster General Hospital, OBG)

5.00%, 3/15/19	1,485,000	1,541,846

5.00%, 3/15/23	1,770,000	1,837,756

Pennsylvania Convention Center Authority, PA, Revenue Bonds, ETM, (Series A), (FGIC), 6.00%, 9/01/19	2,410,000	2,692,789

TOTAL PRE-REFUNDED/ESCROW		$12,159,370

SCHOOL DISTRICT – 0.7%

Pittsburgh Public Schools, PA, GO Unlimited, Refunding Revenue Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	2,040,877

TRANSPORTATION – 0.9%

Pennsylvania State Turnpike Commission, PA, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/21	1,400,000	1,596,434

Pennsylvania Turnpike Commission, PA, Revenue Bond, (Highway Revenue Toll), 5.00%, 12/01/30	1,000,000	1,193,060

TOTAL TRANSPORTATION		$2,789,494

TOTAL PENNSYLVANIA		$26,151,885

RHODE ISLAND – 0.7%

WATER – 0.7%

Narragansett Bay Commission, RI, Revenue Bonds, (Sewer Revenue), 5.00%, 2/01/31	1,815,000	2,179,234

TOTAL RHODE ISLAND		$2,179,234

TEXAS – 15.3%

AIRPORT – 1.0%

Dallas/Fort Worth International Airport, TX, Refunding Revenue Bonds, (Series D), 5.25%, 11/01/23	2,500,000	3,024,750

GENERAL OBLIGATIONS – 3.1%

County of Harris, TX, Refunding Notes, (Ad Valorem Property Tax), 5.00%, 10/01/20	3,315,000	3,887,965

County of Travis, TX, GO Limited, Refunding Revenue Bonds, 5.00%, 3/01/19	1,270,000	1,416,380

State of Texas, TX, GO Unlimited, Highway Improvements, (Transportation Commission), 5.00%, 4/01/21	3,440,000	4,090,194

TOTAL GENERAL OBLIGATIONS		$9,394,539

HIGHER EDUCATION – 1.8%

Harris County Cultural Education Facilities Finance Corp., TX, Refunding Revenue Bonds, (Series A), (Baylor College of Medicine, OBG) 5.00%, 11/15/18	1,690,000	1,863,462

Description	Par Value	Value
5.00%, 11/15/19	$3,105,000	$3,529,454

TOTAL HIGHER EDUCATION		$5,392,916

MEDICAL – 2.8%

North Central Texas Health Facility Development Corp., TX, Refunding Revenue Bonds, (Children’s Medical Center of Dallas Project, OBG), 5.00%, 8/15/18	1,000,000	1,095,230

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	7,413,019

TOTAL MEDICAL		$8,508,249

SCHOOL DISTRICT – 3.0%

Edinburg Consolidated Independent School District, TX, GO Unlimited, Refunding Revenue Bonds, (Series 2016), (PSF-GTD), 5.00%, 2/15/30	4,160,000	5,181,155

Mesquite Independent School District, TX, GO Unlimited, Refunding Revenue Bonds, (Series B), (PSF-GTD), 5.00%, 8/15/19	2,165,000	2,456,084

Point Isabel Independent School District, TX, Current Refunding, (Ad Valorem Property Tax), 5.00%, 2/01/22	1,375,000	1,580,040

TOTAL SCHOOL DISTRICT		$9,217,279

TRANSPORTATION – 0.9%

County of Harris, TX, Refunding Revenue Bonds, (Series C), (Senior Lien-Toll Road), 5.00%, 8/15/26	2,420,000	2,913,244

UTILITIES – 1.3%

City of Houston Utility System, TX, Refunding Revenue Bonds, (Series C), (Comb-First Lien)

5.00%, 5/15/21	1,250,000	1,482,550

5.00%, 5/15/23	2,000,000	2,469,220

TOTAL UTILITIES		$3,951,770

WATER & SEWER – 1.4%

City of Austin Water & Wastewater System, TX, Refunding Revenue Bonds, 5.00%, 5/15/20	3,810,000	4,408,132

TOTAL TEXAS		$46,810,879

UTAH – 0.9%

MEDICAL – 0.9%

County of Utah, UT, Revenue Bonds, (IHC Health Services Inc., OBG)

5.00%, 5/15/25	1,165,000	1,377,496

5.00%, 5/15/26	1,200,000	1,410,528

TOTAL MEDICAL		$2,788,024

TOTAL UTAH		$2,788,024

ANNUAL REPORT / April 30, 2016

44

PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
VIRGINIA – 1.5%

LEASE – 1.5%

Virginia, College Building Authority, VA,
Revenue Bonds, University & College
Improvements, (Series A), (Public Higher
Education Financing, OBG), 5.00%, 9/01/19	$4,000,000	$4,544,280

TOTAL VIRGINIA		$4,544,280

WASHINGTON – 4.9%

DEDICATED TAX – 0.9%

Central Puget Sound Regional Transit
Authority, WA, Revenue Bonds, Transit
Improvements, (National Reinsurance FGIC),
5.25%, 2/01/21	2,300,000	2,698,268

GENERAL OBLIGATIONS – 1.8%

State of Washington, WA, GO Unlimited,
Refunding Revenue Bonds, (Series R-C),
5.00%, 7/01/24	4,500,000	5,613,930

POWER – 0.4%

County of Lewis Public Utility District No. 1,
WA, Current Refunding Revenue Bonds,
5.25%, 10/01/28	1,000,000	1,246,740

SCHOOL DISTRICT – 1.8%

Clark County School District No 114
Evergreen, WA, Current Refunding, (Ad
Valorem Property Tax), 5.00%, 12/01/18	4,855,000	5,382,302

TOTAL WASHINGTON		$14,941,240

WISCONSIN – 0.6%

TRANSPORTATION – 0.6%

Wisconsin Department of Transportation, WI,
Refunding Revenue Bonds, (Series 2),
5.00%, 7/01/19	1,500,000	1,696,425

TOTAL WISCONSIN		$1,696,425

TOTAL MUNICIPAL BONDS
(COST $281,275,613)		$296,003,960
	Number of Shares
MONEY MARKET FUND – 2.7%

Dreyfus Tax Exempt Cash Management
Fund, Institutional Shares, 0.17%^	8,113,351	$8,113,351

TOTAL MONEY MARKET FUND (COST $8,113,351)		$8,113,351

TOTAL INVESTMENTS – 99.4% (COST $289,388,964)		$304,117,311

OTHER ASSETS LESS LIABILITIES – 0.6%		1,928,070

TOTAL NET ASSETS – 100.0%		$306,045,381

Cost of investments for Federal income tax purposes is $289,388,964. The net unrealized appreciation/(depreciation) of investments was $14,728,347. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $14,728,347 and net unrealized depreciation from investments for those securities having an excess of cost over value of $0.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

45

Wilmington Municipal Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$296,003,960	$—	$296,003,960

Money Market Fund	8,113,351	—	—	8,113,351

Total	$8,113,351	$296,003,960	$—	$304,117,311

^	7-Day net yield.

Δ	Floating rate note with current rate and stated maturity date shown.

The following acronyms are used throughout this Fund:

AGM - Assured Guaranty Municipal

ETM - Escrowed to Maturity

FGIC - Financial Guarantee Insurance Company

GO - General Obligation

GTD - Guaranteed

IDA - Industrial Development Authority/Agency

OBG - Obligation

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

UPMC - University of Pittsburgh Medical Center

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

46

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2016, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of Total Net Assets

General Obligations	23.8%

Dedicated Tax	18.2%

Transportation	15.1%

Medical	8.1%

Lease	7.9%

Water & Sewer	7.0%

Pre-Refunded/Escrow	4.9%

Power	3.8%

Higher Education	3.5%

School District	2.7%

Cash Equivalents[1]	3.7%

Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Percentage of
Credit Quality Diversification[3]	Total Net Assets

AAA / Aaa	5.6%

AA / Aa	64.2%

A / A	25.2%

Not Rated	3.7%

Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value
MUNICIPAL BONDS – 95.0%

NEW YORK – 95.0%

DEDICATED TAX – 18.2%

Nassau County Interim Finance Authority, NY, Refunding Revenue Bonds, (Series A), 5.00%, 11/15/21	$1,000,000	$1,213,870

New York City, NY, Transitional Finance Authority, Revenue Bonds, Public Improvements, (Sub-Series E-1), 5.00%, 2/01/31	1,260,000	1,539,531
New York Local Government Assistance Corp., NY, Refunding Revenue Notes, (Series A), (GO of Corp.), 5.00%, 4/01/20	3,000,000	3,479,880

Description	Par Value	Value
New York State Dormitory Authority, NY, Refunding Revenue Bonds, (Series A), 5.00%, 3/15/29	$2,200,000	$2,720,652

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), 5.00%, 3/15/25	5,100,000	6,303,549

TOTAL DEDICATED TAX		$15,257,482

GENERAL OBLIGATIONS – 23.8%

County of Albany, NY, GO, Refunding Bonds, AD Velorem Property Tax, 5.00%, 9/15/20	2,595,000	3,042,248

Nassau County Sewer & Storm Water Finance Authority, NY, Refunding Revenue Bonds, 5.00%, 10/01/26	1,500,000	1,882,530

Nassau County, NY, AD Velorem Property Tax, GO, Public Improvements, (Series B), 5.00%, 10/01/29	2,875,000	3,557,611

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS

47

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value
New York State, NY, GO Unlimited, Highway Improvements, (Series E), (State Aid Withholding), 5.00%, 12/15/21	$2,090,000	$2,542,025

Rochester, NY, AD Velorem Property Tax, GO, Refunding Notes, (Series I), 5.00%, 8/01/19	3,000,000	3,392,490

Town of Islip, NY, GO, Refunding Bonds, AD Valorem Property Tax, 5.00%, 2/01/19	1,795,000	2,000,815

West Seneca, NY, AD Valorem Property Tax, GO, Public Improvements, 5.00%, 7/15/21	1,040,000	1,247,459

West Seneca, NY, AD Valorem Property Tax, GO, Refunding Notes, 5.00%, 7/15/20	990,000	1,154,429

White Plains, NY, AD Velorem Property Tax, GO, Refunding Bonds, Economic Defeasance, (Series 2016), 5.00%, 4/01/20	960,000	1,113,562

TOTAL GENERAL OBLIGATIONS		$19,933,169

HIGHER EDUCATION – 3.5%

New York State Dormitory Authority, NY, Revenue Bonds, University College Improvements, (Series A), 5.00%, 7/01/21	1,000,000	1,190,280

New York State Dormitory Authority, NY, University & College Improvements, (Series A), (NATL-RE), 6.00%, 7/01/19	1,500,000	1,731,030

TOTAL HIGHER EDUCATION		$2,921,310

LEASE – 7.9%

Erie County, NY, IDA, Revenue Bonds, School Improvements, (Series A), (School District Buffalo Project)/(State Aid Withholding), 5.00%, 5/01/23	3,000,000	3,563,730

New York City, NY, Transitional Finance Authority, Building Aid, Revenue Refunding Bonds, School Improvements, (Series S-5), (State Aid Withholding), 5.00%, 1/15/27	2,770,000	3,082,622

TOTAL LEASE		$6,646,352

MEDICAL – 8.1%

New York State Dormitory Authority, NY, Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	4,650,000	5,642,171

New York State Dormitory Authority, NY, Revenue Refunding Bonds, (Series C), (Memorial Sloan Kettering Cancer Center)/(National Reinsurance), 5.75%, 7/01/19	1,010,000	1,160,096

TOTAL MEDICAL		$6,802,267

POWER – 3.8%

New York Power Authority (The), NY, Revenue Refunding Bonds, (Series A), (GO of Authority), 5.00%, 11/15/22	2,575,000	3,173,378

PRE-REFUNDED/ESCROW – 4.9%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series Y), (CAPMAC - ITC GO of Authority), 6.13%, 1/01/21	3,500,000	4,077,885

Description	Par Value	Value

SCHOOL DISTRICT – 2.7%

Commack Union Free School District, NY, Refunding Bonds, (GO, State Aid Withholding), 4.00%, 11/15/21	$1,000,000	$1,155,420

Union Free School District of The Tarrytowns, NY, Refunding Bonds, Economic Defeasance, (Series A), (State Aid Withholding), 5.00%, 1/15/19	1,000,000	1,114,320

TOTAL SCHOOL DISTRICT		$2,269,740

TRANSPORTATION – 15.1%

Metropolitan Transportation Authority, NY, Revenue Bonds, Transit Improvements, (Series B), 5.00%, 11/15/22	1,000,000	1,064,260

Metropolitan Transportation Authority, NY, Revenue, Revenue Refunding Bonds, Transit Improvements, (Series B), 5.00%, 11/15/29	2,000,000	2,413,260

Metropolitan Transportation Authority, NY, Revenue, Revenue Refunding Bonds, Transit Improvements, (Series E), 5.00%, 11/15/28	2,000,000	2,439,540

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, Port, Airport & Marina Improvements, (175th Series), 5.00%, 12/01/23	3,000,000	3,683,460

Port Authority of New York & New Jersey, NY, Revenue Bonds, Airport & Marina Improvements, (194th Series), 5.00%, 10/15/30	1,000,000	1,250,570

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/28	1,500,000	1,839,270

TOTAL TRANSPORTATION		$12,690,360

WATER & SEWER – 7.0%

Buffalo, NY, Municipal Water Finance Authority, Current Refunding, Municipal Water Finance, 5.00%, 7/01/29	1,170,000	1,415,864

New York City Water & Sewer System, NY, Refunding Revenue Bonds, (Series EE), 5.00%, 6/15/28	3,595,000	4,474,265

TOTAL WATER & SEWER		$5,890,129

TOTAL NEW YORK		$79,662,072

TOTAL MUNICIPAL BONDS (COST $74,986,971)		$79,662,072
	Number of Shares
MONEY MARKET FUND – 3.7%

Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.17%^	3,113,448	$3,113,448

TOTAL MONEY MARKET FUND (COST $3,113,448)		$3,113,448

ANNUAL REPORT / April 30, 2016

48

PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (concluded)

Description	Value
TOTAL INVESTMENTS – 98.7%
(COST $78,100,419)	$82,775,520

OTHER ASSETS LESS LIABILITIES – 1.3%	1,125,482

TOTAL NET ASSETS – 100.0%	$ 83,901,002

Cost of investments for Federal income tax purposes is $78,100,419. The net unrealized appreciation/(depreciation) of investments was $4,675,101. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,679,096 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,995.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds	$—	$79,662,072	$—	$79,662,072

Money Market Fund	3,113,448	—	—	3,113,448

Total	$3,113,448	$79,662,072	$—	$82,775,520

^	7-Day net yield.

The following acronyms are used throughout this Fund:

CAPMAC - Capital Markets Assurance Corporation

ITC - Insured Trust Certificate

GO - General Obligation

IDA - Industrial Development Authority/Agency

NATL-RE - National Public Finance Guarantee Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

49

April 30, 2016	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$411,115,971		$121,716,923		$181,063,044

Investments in securities, at value (Including $1,379,438, $988,959, and $13,162,118 of securities on loan, respectively) (Note 2)	$421,953,087		$124,463,229		$181,904,735
Income receivable	2,629,336		807,725		799,088
Receivable for shares sold	1,067,874		569,352		480,167
Receivable for investments sold	—		—		298
Prepaid assets	20,512		19,103		18,688

TOTAL ASSETS	425,670,809		125,859,409		183,202,976

LIABILITIES:
Payable for investments purchased	7,403,500		549,408		950,000
Collateral for securities on loan	1,428,105		1,027,993		13,454,625
Income distribution payable	790,229		169,454		174,941
Payable for shares redeemed	748,352		144,086		216,061
Payable for Trustees’ fees	2,005		2,005		2,005
Payable for distribution services fee	1,065		721		1,620
Payable for shareholder services fee	426		289		—
Other accrued expenses	116,273		50,178		66,818

TOTAL LIABILITIES	10,489,955		1,944,134		14,866,070

NET ASSETS	$415,180,854		$123,915,275		$168,336,906

NET ASSETS CONSIST OF:

Paid-in capital	$404,888,507		$121,255,465		$168,713,037
Undistributed (distributions in excess of) net investment income	10,762		670		13,478
Accumulated net realized gain (loss) on investments	(555,531)		(87,166)			(1,231,300)
Net unrealized appreciation (depreciation) of investments	10,837,116		2,746,306		841,691

TOTAL NET ASSETS	$415,180,854		$123,915,275		$168,336,906

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$5,206,232		$3,508,931		$7,795,652

Shares outstanding (unlimited shares authorized)	523,533		350,400		774,455

Net Asset Value per share	$9.94		$10.01		$10.07

Offering price per share*	$10.41	***	$10.48	***	$10.25	**

Class I
Net Assets	$409,974,622		$120,406,344		$160,541,254

Shares outstanding (unlimited shares authorized)	41,930,148		12,017,606		15,945,238

Net Asset Value per share	$9.78		$10.02		$10.07

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/98.25 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

50

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2016	Wilmington Municipal Bond Fund		Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$289,388,964		$78,100,419

Investments in securities, at value	$304,117,311		$82,775,520
Interest receivable	3,830,606		1,056,730
Receivable for shares sold	531,650		279,766
Prepaid assets	23,840		12,487

TOTAL ASSETS	308,503,407		84,124,503

LIABILITIES:
Payable for investments purchased	1,846,192		—
Income distribution payable	451,393		120,818
Payable for shares redeemed	80,254		46,939
Payable for Trustees’ fees	2,005		2,005
Payable for distribution services fee	7,825		4,182
Other accrued expenses	70,357		49,557

TOTAL LIABILITIES	2,458,026		223,501

NET ASSETS	$306,045,381		$83,901,002

NET ASSETS CONSIST OF:

Paid-in capital	$290,824,230		$78,791,348
Undistributed (distributions in excess of) net investment income	46		21
Accumulated net realized gain (loss) on investments	492,758		434,532
Net unrealized appreciation (depreciation) of investments	14,728,347		4,675,101

TOTAL NET ASSETS	$306,045,381		$83,901,002

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$38,181,621		$20,196,663

Shares outstanding (unlimited shares authorized)	2,819,656		1,850,546

Net Asset Value per share	$13.54		$10.91

Offering price per share*	$14.18	***	$11.42	***

Class I
Net Assets	$267,863,760		$63,704,339

Shares outstanding (unlimited shares authorized)	19,773,563		5,834,208

Net Asset Value per share	$13.55		$10.92

*	See “How are Shares Priced?” in the Prospectus.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF OPERATIONS

51

Year Ended April 30, 2016	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund	Wilmington Short-Term Bond Fund
INVESTMENT INCOME:
Dividends	$5,875	$1,653	$1,474
Interest	11,302,173	2,692,141	2,321,521
Securities lending income	6,045	5,668	10,066

TOTAL INVESTMENT INCOME	11,314,093	2,699,462	2,333,061

EXPENSES:
Investment advisory fee	1,883,705	553,699	642,007
Administrative personnel and services fees	131,089	38,529	50,248
Portfolio accounting and administration fees	140,580	53,056	63,196
Transfer and dividend disbursing agent fees and expenses	131,886	10,552	44,481
Trustees’ fees	43,263	43,263	43,263
Professional fees	65,477	62,212	60,747
Distribution services fee—Class A	13,372	9,982	23,477
Shareholder services fee—Class A	13,372	9,982	23,477
Shareholder services fee— Class I	1,033,130	297,628	377,776
Share registration costs	31,443	27,584	34,250
Printing and postage	34,076	5,846	5,718
Custodian fees	15,312	6,914	9,120
Miscellaneous	51,339	30,132	32,493

TOTAL EXPENSES	3,588,044	1,149,379	1,410,253

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(215,903)	(176,871)	(211,234)
Waiver of shareholder services fee—Class A	(8,813)	(7,215)	(23,477)
Waiver of shareholder services fee—Class I	(1,033,130)	(297,628)	(377,776)
Waiver of portfolio accounting and administration fees	(9,961)	(2,782)	(3,880)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,267,807)	(484,496)	(616,367)

Net expenses	2,320,237	664,883	793,886

Net investment income (loss)	8,993,856	2,034,579	1,539,175

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	361,143	198,850	149,886
Net change in unrealized appreciation (depreciation) of investments	403,274	95,539	(171,835)

Net realized and unrealized gain (loss) on investments	764,417	294,389	(21,949)

Change in net assets resulting from operations	$9,758,273	$2,328,968	$1,517,226

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

52

STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2016	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:

Dividends	$1,443	$408

Interest	7,208,905	2,170,262

TOTAL INVESTMENT INCOME	7,210,348	2,170,670

EXPENSES:

Investment advisory fee	1,333,400	376,044

Administrative personnel and services fees	92,792	26,169

Portfolio accounting and administration fees	106,173	34,929

Transfer and dividend disbursing agent fees and expenses	28,539	18,450

Trustees’ fees	43,263	43,263

Professional fees	59,676	60,384

Distribution services fee—Class A	98,431	52,949

Shareholder services fee—Class A	98,431	52,949

Shareholder services fee— Class I	642,347	155,965

Share registration costs	32,472	9,984

Printing and postage	7,003	7,863

Custodian fees	7,376	1,987

Miscellaneous	42,071	27,217

TOTAL EXPENSES	2,591,974	868,153

Waiver/reimbursement by investment advisor	(293,990)	(111,287)

Waiver of shareholder services fee—Class A	(98,431)	(52,949)

Waiver of shareholder services fee—Class I	(642,347)	(155,965)

Waiver of portfolio accounting and administration fees	(6,879)	(1,968)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,041,647)	(322,169)

Net expenses	1,550,327	545,984

Net investment income (loss)	5,660,021	1,624,686

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,362,715	1,485,048

Net change in unrealized appreciation (depreciation) of investments	5,817,885	602,434

Net realized and unrealized gain (loss) on investments	8,180,600	2,087,482

Change in net assets resulting from operations	$13,840,621	$3,712,168

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

53

	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$8,993,856	$7,005,793	$2,034,579	$2,085,486
Net realized gain (loss) on investments	361,143	1,180,857	198,850	1,055,386
Net change in unrealized appreciation (depreciation) of investments	403,274	4,734,634	95,539	147,780

Change in net assets resulting from operations	9,758,273	12,921,284	2,328,968	3,288,652

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(106,726)	(111,927)	(53,913)	(61,884)
Class I	(9,641,032)	(7,422,566)	(1,988,439)	(2,043,707)
Distributions from net realized gain on investments
Class A	(6,169)	(12,666)	(14,272)	(77,971)
Class I	(498,655)	(826,640)	(426,026)	(2,037,153)

Change in net assets resulting from distributions to shareholders	(10,252,582)	(8,373,799)	(2,482,650)	(4,220,715)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	180,484	281,884	81,897	283,137
Class I	87,413,650	225,471,169	34,788,277	28,291,499
Distributions reinvested
Class A	84,360	96,494	58,580	123,207
Class I	6,268,503	5,137,468	1,330,825	2,935,015
Cost of shares redeemed
Class A	(772,335)	(729,595)	(1,008,812)	(1,261,266)
Class I	(96,535,411)	(68,277,128)	(42,144,440)	(40,271,354)

Change in net assets resulting from share transactions	(3,360,749)	161,980,292	(6,893,673)	(9,899,762)

Change in net assets	(3,855,058)	166,527,777	(7,047,355)	(10,831,825)
NET ASSETS:
Beginning of year	419,035,912	252,508,135	130,962,630	141,794,455

End of year	$415,180,854	$419,035,912	$123,915,275	$130,962,630

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$10,762	$(138,104)	$670	$3,913

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	18,427	28,602	8,265	28,185
Class I	9,055,846	23,117,542	3,504,541	2,818,657
Distributions reinvested
Class A	8,602	9,727	5,907	12,296
Class I	650,104	526,065	134,190	292,860
Shares redeemed
Class A	(78,814)	(73,684)	(101,688)	(125,261)
Class I	(10,011,080)	(6,998,032)	(4,243,380)	(3,999,979)

Net change in shares outstanding	(356,915)	16,610,220	(692,165)	(973,242)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

54

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Bond Fund		Wilmington Municipal Bond Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$1,539,175	$1,168,640	$5,660,021	$4,896,829
Net realized gain (loss) on investments	149,886	1,039,742	2,362,715	4,741,241
Net change in unrealized appreciation (depreciation) of investments	(171,835)	(1,132,613)	5,817,885	(4,378,999)

Change in net assets resulting from operations	1,517,226	1,075,769	13,840,621	5,259,071

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(91,081)	(39,082)	(666,853)	(427,862)
Class I	(1,847,872)	(1,231,142)	(4,993,131)	(4,468,958)
Distributions from net realized gain on investments
Class A	(17,296)	(43,075)	(691,939)	(139,702)
Class I	(269,842)	(1,101,622)	(4,530,680)	(1,659,743)

Change in net assets resulting from distributions to shareholders	(2,226,091)	(2,414,921)	(10,882,603)	(6,696,265)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	561,708	1,774,216	480,079	491,276
Class I	47,593,284	28,313,830	40,442,272	40,701,052
Proceeds from merger (Note 8)
Class A	—	7,021,999	—	27,966,651
Class I	—	80,458,298	—	60,097,517
Distributions reinvested
Class A	70,383	48,598	1,043,704	412,194
Class I	1,089,915	1,328,578	4,988,667	2,439,629
Cost of shares redeemed
Class A	(3,285,355)	(1,077,901)	(5,319,845)	(3,919,924)
Class I	(54,418,111)	(106,936,255)	(40,057,981)	(41,871,708)

Change in net assets resulting from share transactions	(8,388,176)	10,931,363	1,576,896	86,316,687

Change in net assets	(9,097,041)	9,592,211	4,534,914	84,879,493
NET ASSETS:
Beginning of year	177,433,947	167,841,736	301,510,467	216,630,974

End of year	$168,336,906	$177,433,947	$306,045,381	$301,510,467

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$13,478	$(116,113)	$46	$9

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	55,801	174,101	35,795	36,432
Class I	4,736,557	2,785,307	3,010,966	3,006,490
Shares issued in fund merger (Note 8)
Class A	—	694,098	—	2,047,329
Class I	—	7,950,847	—	4,397,825
Distributions reinvested
Class A	7,016	4,808	78,231	30,537
Class I	108,632	131,229	374,967	180,783
Shares redeemed
Class A	(327,314)	(106,396)	(396,970)	(290,087)
Class I	(5,421,880)	(10,482,747)	(2,986,163)	(3,095,411)

Net change in shares outstanding	(841,188)	1,151,247	116,826	6,313,898

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

55

	Wilmington New York Municipal Bond Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$1,624,686	$1,898,930
Net realized gain (loss) on investments	1,485,048	1,153,442
Net change in unrealized appreciation (depreciation) of investments	602,434	(261,875)

Change in net assets resulting from operations	3,712,168	2,790,497

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(372,578)	(453,609)
Class I	(1,252,099)	(1,445,312)
Distributions from net realized gain on investments
Class A	(33,214)	—
Class I	(100,441)	—

Change in net assets resulting from distributions to shareholders	(1,758,332)	(1,898,921)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	122,601	102,135
Class I	11,578,776	12,661,038
Distributions reinvested
Class A	261,885	291,257
Class I	773,587	763,540
Cost of shares redeemed
Class A	(3,358,153)	(2,230,641)
Class I	(13,824,734)	(19,712,017)

Change in net assets resulting from share transactions	(4,446,038)	(8,124,688)

Change in net assets	(2,492,202)	(7,233,112)
NET ASSETS:
Beginning of year	86,393,204	93,626,316

End of year	$83,901,002	$86,393,204

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$21	$12

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	11,337	9,595
Class I	1,076,403	1,185,490
Distributions reinvested
Class A	24,434	27,290
Class I	72,112	71,480
Shares redeemed
Class A	(313,812)	(209,544)
Class I	(1,286,932)	(1,846,064)

Net change in shares outstanding	(416,458)	(761,753)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

56

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$9.95	$9.80	$10.19	$10.23	$10.16
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.18	0.17	0.20	0.23	0.32
Net Realized and Unrealized Gain (Loss)on Investments	0.02	0.19	(0.21)	0.17	0.33
Total Income (Loss) From Operations	0.20	0.36	(0.01)	0.40	0.65
Less Distributions From:
Net Investment Income	(0.20)	(0.19)	(0.23)	(0.25)	(0.33)
Net Realized Gains	(0.01)	(0.02)	(0.15)	(0.19)	(0.25)
Total Distributions	(0.21)	(0.21)	(0.38)	(0.44)	(0.58)
Net Asset Value, End of Year	$9.94	$9.95	$9.80	$10.19	$10.23

Total Return(b)	2.03%	3.69%	(0.03)%	3.93%	6.54%
Net Assets, End of Year (000’s)	$5,206	$5,726	$5,983	$6,951	$8,431
Ratios to Average Net Assets
Gross Expense	1.10%	1.12%	1.15%	1.17%	1.25%
Net Expenses(c)	0.88%	0.94%	0.98%	0.99%	1.00%
Net Investment Income (Loss)	1.85%	1.74%	2.09%	2.23%	3.12%
Portfolio Turnover Rate	44%	45%	113%	106%	93%

CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$9.79	$9.63	$10.03	$10.07	$10.01
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.20	0.23	0.26	0.35
Net Realized and Unrealized Gain (Loss)on Investments	0.02	0.20	(0.22)	0.17	0.32
Total Income (Loss) From Operations	0.23	0.40	0.01	0.43	0.67
Less Distributions From:
Net Investment Income	(0.23)	(0.22)	(0.26)	(0.28)	(0.36)
Net Realized Gains	(0.01)	(0.02)	(0.15)	(0.19)	(0.25)
Total Distributions	(0.24)	(0.24)	(0.41)	(0.47)	(0.61)
Net Asset Value, End of Year	$9.78	$9.79	$9.63	$10.03	$10.07

Total Return(b)	2.38%	4.19%	0.16%	4.32%	6.90%
Net Assets, End of Year (000’s)	$409,975	$413,310	$246,525	$275,173	$291,976
Ratios to Average Net Assets
Gross Expense	0.85%	0.88%	0.92%	0.92%	1.00%
Net Expenses(c)	0.55%	0.60%	0.65%	0.64%	0.66%
Net Investment Income (Loss)	2.15%	2.07%	2.41%	2.57%	3.47%
Portfolio Turnover Rate	44%	45%	113%	106%	93%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

57

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.02	$10.10	$10.60	$10.64	$10.76
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.13	0.13	0.14	0.18	0.24
Net Realized and Unrealized Gain (Loss)on Investments	0.03	0.09	(0.19)	0.13	0.28

Total Income (Loss) From Operations	0.16	0.22	(0.05)	0.31	0.52

Less Distributions From:
Net Investment Income	(0.13)	(0.13)	(0.15)	(0.19)	(0.25)
Net Realized Gains	(0.04)	(0.17)	(0.30)	(0.16)	(0.39)

Total Distributions	(0.17)	(0.30)	(0.45)	(0.35)	(0.64)

Net Asset Value, End of Year	$10.01	$10.02	$10.10	$10.60	$10.64

Total Return(b)	1.62%	2.14%	(0.40)%	2.90%	4.96%
Net Assets, End of Year (000’s)	$3,509	$4,389	$5,279	$9,730	$12,961
Ratios to Average Net Assets
Gross Expense	1.18%	1.15%	1.12%	1.14%	1.35%
Net Expenses(c)	0.85%	0.89%	0.91%	0.94%	1.00%
Net Investment Income (Loss)	1.34%	1.25%	1.38%	1.69%	2.22%
Portfolio Turnover Rate	32%	45%	43%	52%	253%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.03	$10.10	$10.60	$10.65	$10.77
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17	0.16	0.17	0.22	0.28
Net Realized and Unrealized Gain (Loss)on Investments	0.03	0.10	(0.18)	0.11	0.27

Total Income (Loss) From Operations	0.20	0.26	(0.01)	0.33	0.55

Less Distributions From:
Net Investment Income	(0.17)	(0.16)	(0.19)	(0.22)	(0.28)
Net Realized Gains	(0.04)	(0.17)	(0.30)	(0.16)	(0.39)

Total Distributions	(0.21)	(0.33)	(0.49)	(0.38)	(0.67)

Net Asset Value, End of Year	$10.02	$10.03	$10.10	$10.60	$10.65

Total Return(b)	1.94%	2.57%	(0.09)%	3.15%	5.33%
Net Assets, End of Year (000’s)	$120,406	$126,574	$136,516	$201,572	$253,419
Ratios to Average Net Assets
Gross Expense	0.93%	0.93%	0.91%	0.89%	1.09%
Net Expenses(c)	0.53%	0.57%	0.60%	0.60%	0.64%
Net Investment Income (Loss)	1.66%	1.57%	1.69%	2.03%	2.58%
Portfolio Turnover Rate	32%	45%	43%	52%	253%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

58

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.10	$10.23	$10.33	$10.28	$10.29
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.07	0.07	0.07	0.09	0.12
Net Realized and Unrealized Gain (Loss)on Investments	0.02	(0.02)	0.00 (b)	0.08	0.03

Total Income (Loss) From Operations	0.09	0.05	0.07	0.17	0.15

Less Distributions From:
Net Investment Income	(0.10)	(0.06)	(0.08)	(0.09)	(0.12)
Net Realized Gains	(0.02)	(0.12)	(0.09)	(0.03)	(0.04)

Total Distributions	(0.12)	(0.18)	(0.17)	(0.12)	(0.16)

Net Asset Value, End of Year	$10.07	$10.10	$10.23	$10.33	$10.28

Total Return(c)	0.87%	0.51%	0.68%	1.66%	1.48%
Net Assets, End of Year (000’s)	$7,796	$10,495	$2,785	$3,129	$8,912
Ratios to Average Net Assets
Gross Expense	1.11%	1.17%	1.19%	1.20%	1.37%
Net Expenses(d)	0.73%	0.78%	0.83%	0.86%	0.86%
Net Investment Income (Loss)	0.71%	0.71%	0.64%	0.89%	1.16%
Portfolio Turnover Rate	104%	138%	196%	110%	73%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.10	$10.23	$10.33	$10.28	$10.29
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.10	0.08	0.09	0.12	0.15
Net Realized and Unrealized Gain (Loss)on Investments	0.01	0.00 (b)	0.00 (b)	0.08	0.03

Total Income (Loss) From Operations	0.11	0.08	0.09	0.20	0.18

Less Distributions From:
Net Investment Income	(0.12)	(0.09)	(0.10)	(0.12)	(0.15)
Net Realized Gains	(0.02)	(0.12)	(0.09)	(0.03)	(0.04)

Total Distributions	(0.14)	(0.21)	(0.19)	(0.15)	(0.19)

Net Asset Value, End of Year	$10.07	$10.10	$10.23	$10.33	$10.28

Total Return(c)	1.12%	0.76%	0.90%	1.91%	1.74%
Net Assets, End of Year (000’s)	$160,541	$166,939	$165,057	$182,588	$189,176
Ratios to Average Net Assets
Gross Expense	0.86%	0.96%	0.97%	0.96%	1.11%
Net Expenses(d)	0.48%	0.56%	0.61%	0.61%	0.61%
Net Investment Income (Loss)	0.97%	0.81%	0.86%	1.12%	1.42%
Portfolio Turnover Rate	104%	138%	196%	110%	73%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

59

For a share outstanding throughout each period:

WILMINGTON MUNICIPAL BOND FUND†

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$13.41	$13.40	$13.75	$13.79	$13.18		$13.22
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.23	0.25	0.27	0.24	0.29		0.42
Net Realized and Unrealized Gain (Loss)on Investments	0.37	0.13	(0.23)	0.27	0.78		0.04

Total Income (Loss) From Operations	0.60	0.38	0.04	0.51	1.07		0.46

Less Distributions From:
Net Investment Income	(0.23)	(0.25)	(0.27)	(0.24)	(0.29)		(0.42)
Net Realized Gains	(0.24)	(0.12)	(0.12)	(0.31)	(0.17)		(0.08)

Total Distributions	(0.47)	(0.37)	(0.39)	(0.55)	(0.46)		(0.50)

Net Asset Value, End of Year	$13.54	$13.41	$13.40	$13.75	$13.79		$13.18

Total Return(b)	4.55%	2.83%	0.37%	3.74%	8.18%		3.56%
Net Assets, End of Year (000’s)	$38,182	$41,607	$17,128	$21,435	$708		$758
Ratios to Average Net Assets
Gross Expense	1.09%	1.12%	1.14%	1.13%	0.92	%(c)	0.86%
Net Expenses(d)	0.74%	0.79%	0.86%	0.86%	0.87	%(c)	0.86%
Net Investment Income (Loss)	1.69%	1.84%	2.00%	1.74%	2.56	%(c)	3.20%
Portfolio Turnover Rate	32%	50%	38%	38%	52%		30%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$13.42	$13.40	$13.76	$13.79	$13.19		$13.22
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.26	0.28	0.30	0.28	0.32		0.45
Net Realized and Unrealized Gain (Loss)on Investments	0.37	0.15	(0.24)	0.28	0.77		0.05

Total Income (Loss) From Operations	0.63	0.43	0.06	0.56	1.09		0.50

Less Distributions From:
Net Investment Income	(0.26)	(0.29)	(0.30)	(0.28)	(0.32)		(0.45)
Net Realized Gains	(0.24)	(0.12)	(0.12)	(0.31)	(0.17)		(0.08)

Total Distributions	(0.50)	(0.41)	(0.42)	(0.59)	(0.49)		(0.53)

Net Asset Value, End of Year	$13.55	$13.42	$13.40	$13.76	$13.79		$13.19

Total Return(b)	4.81%	3.17%	0.55%	4.06%	8.33%		3.90%
Net Assets, End of Year (000’s)	$267,864	$259,904	$199,503	$247,914	$146,009		$141,519
Ratios to Average Net Assets
Gross Expense	0.84%	0.88%	0.89%	0.90%	0.68	%(c)	0.61%
Net Expenses(d)	0.49%	0.55%	0.61%	0.61%	0.62	%(c)	0.61%
Net Investment Income (Loss)	1.94%	2.11%	2.25%	2.01%	2.80	%(c)	3.44%
Portfolio Turnover Rate	32%	50%	38%	38%	52%		30%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
*	Year end changed from June 30 to April 30.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Municipal Bond Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

See Notes which are an integral part of the Financial Statements.

ANNUAL REPORT / April 30, 2016

60

FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.66	$10.56	$10.75	$10.59	$10.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.19	0.21	0.19	0.21	0.28
Net Realized and Unrealized Gain (Loss)on Investments	0.27	0.10	(0.19)	0.16	0.51

Total Income (Loss) From Operations	0.46	0.31	0.00	0.37	0.79

Less Distributions From:
Net Investment Income	(0.19)	(0.21)	(0.19)	(0.21)	(0.28)
Net Realized Gains	(0.02)	—	—	—	—

Total Distributions	(0.21)	(0.21)	(0.19)	(0.21)	(0.28)

Net Asset Value, End of Year	$10.91	$10.66	$10.56	$10.75	$10.59

Total Return(b)	4.32%	2.91%	0.04%	3.48%	7.99%
Net Assets, End of Year (000’s)	$20,197	$22,691	$24,301	$31,239	$35,099
Ratios to Average Net Assets
Gross Expense	1.22%	1.22%	1.21%	1.20%	1.36%
Net Expenses(c)	0.84%	0.84%	0.84%	0.84%	0.84%
Net Investment Income (Loss)	1.76%	1.93%	1.79%	1.94%	2.73%
Portfolio Turnover Rate	24%	31%	34%	41%	87%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.67	$10.57	$10.76	$10.60	$10.08
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.22	0.23	0.21	0.23	0.31
Net Realized and Unrealized Gain (Loss)on Investments	0.27	0.10	(0.18)	0.16	0.52

Total Income (Loss) From Operations	0.49	0.33	0.03	0.39	0.83

Less Distributions From:
Net Investment Income	(0.22)	(0.23)	(0.22)	(0.23)	(0.31)
Net Realized Gains	(0.02)	—	—	—	—

Total Distributions	(0.24)	(0.23)	(0.22)	(0.23)	(0.31)

Net Asset Value, End of Year	$10.92	$10.67	$10.57	$10.76	$10.60

Total Return(b)	4.58%	3.17%	0.30%	3.74%	8.33%
Net Assets, End of Year (000’s)	$63,704	$63,702	$69,325	$78,471	$74,913
Ratios to Average Net Assets
Gross Expense	0.98%	0.97%	0.96%	0.95%	1.11%
Net Expenses(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income (Loss)	2.01%	2.18%	2.05%	2.18%	2.99%
Portfolio Turnover Rate	24%	31%	34%	41%	87%

(a) Per share numbers have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

61

Wilmington Funds

April 30, 2016

1.     ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 16 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Bond Fund Formerly known as Wilmington Short-Term Corporate Bond Fund (“Short-Term Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

   (d) Diversified

   (n) Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•	for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2016, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Funds’ fair value procedures noted previously, fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2016

62

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures approved by the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2016, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund
BNP Paribas Securities Corp.	$ 271,373	$ 271,373	$—	$—
Citigroup Global Markets, Inc.	271,373	271,373	—	—
Daiwa Capital Markets America	271,373	271,373	—	—
HSBC Securities USA, Inc.	271,373	271,373	—	—
Nomura Securities International, Inc.	271,373	271,373	—	—
RBC Capital Markets LLC	71,240	71,240	—	—
	$ 1,428,105	$ 1,428,105	$—	$—
Intermediate-Term Bond Fund
BNP Paribas Securities Corp.	195,320	195,320	—	—
Citigroup Global Markets, Inc.	195,320	195,320	—	—
Daiwa Capital Markets America	195,320	195,320	—	—
HSBC Securities USA, Inc.	195,320	195,320	—	—
Nomura Securities International, Inc.	195,320	195,320	—	—
TD Securities (USA) LLC	51,393	51,393	—	—
	$ 1,027,993	$ 1,027,993	$—	$—
Short-Term Bond Fund
BNP Paribas Securities Corp.	2,556,398	2,556,398	—	—
Citigroup Global Markets, Inc.	2,556,398	2,556,398	—	—
Daiwa Capital Markets America	2,556,398	2,556,398	—	—
HSBC Securities USA, Inc.	2,556,398	2,556,398	—	—
Nomura Securities International, Inc.	2,556,398	2,556,398	—	—
TD Securities (USA) LLC	672,635	672,635	—	—
	$ 13,454,625	$ 13,454,625	$—	$—

(1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

63

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2016, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transactions as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest of the settlement date. Losses may occur due to the fact the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2016.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

ANNUAL REPORT / April 30, 2016

64

NOTES TO FINANCIAL STATEMENTS (continued)

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Utilization of acquired capital loss carryforwards from Short-Term Corporate Bond Fund’s acquisition of Short Duration Government Bond Fund and Municipal Bond Fund’s acquisition of Maryland Municipal Bond Fund may be subject to annual limitations.

At April 30, 2016, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund	$1,379,438	$1,379,438	$—
Intermediate-Term Bond Fund	988,959	988,959	—
Short-Term Bond Fund	13,162,118	13,162,118	—

(1) Collateral with a value of $1,428,105, $1,027,993 and $13,454,625, respectively, has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.     FEDERAL TAX INFORMATION

As of April 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2015, 2014, and 2013, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, discount accretion/premium amortization on debt securities and capital gain or loss as a result of paydown activity. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Broad Market Bond Fund	$—	$902,768	$(902,768)
Intermediate-Term Bond Fund	—	4,530	(4,530)
Short-Term Bond Fund	—	529,369	(529,369)

The tax character of distributions for the corresponding fiscal years as reported on the Statements of Changes in Net Assets were as follows:

Fund	Ordinary Income*	2016 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2015 Tax Exempt Income	Long-Term Capital Gains
Broad Market Bond Fund	$9,747,956	$—	$504,626	$7,699,108	$—	$674,691
Intermediate-Term Bond Fund	2,090,943	—	391,707	2,248,626	—	1,972,089
Short-Term Bond Fund	1,939,029	—	287,062	1,606,528	—	808,393
Municipal Bond Fund	245,967	5,658,718	4,977,918	46,207	4,887,359	1,762,699
New York Municipal Bond Fund	—	1,624,677	133,655	—	1,898,921	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

65

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
Broad Market Bond Fund	$800,991	$ —	$ —	$(790,229)	$10,837,116	$ (555,531)	$ —
Intermediate-Term Bond Fund	170,124	—	—	(169,454)	2,745,408	—	(86,268)
Short-Term Bond Fund	188,419	—	—	(174,941)	839,596	(1,229,205)	—
Municipal Bond Fund	151,991	451,439	340,766	(451,392)	14,728,347	—	—
New York Municipal Bond Fund	—	120,839	434,535	(120,821)	4,675,101	—	—

At April 30, 2016, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through	Short-Term	Long-Term	Total Capital Loss
Fund	2018	No Expiration	No Expiration	Carryforwards
Broad Market Bond Fund	$ —	$354,793	$200,738	$555,531
Short-Term Bond Fund	108,426	779,126	341,653	1,229,205

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2016:

Fund	Capital Loss Carryforwards Used
New York Municipal Bond Fund	$916,858

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2016 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses
Intermediate-Term Bond Fund	$—	$6,688	$79,580

4.     ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for it services.

Fund	Advisory Fee Annual Rate
Broad Market Bond Fund	0.45%
Intermediate-Term Bond Fund	0.45%
Short-Term Bond Fund	0.40%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

ANNUAL REPORT / April 30, 2016

66

NOTES TO FINANCIAL STATEMENTS (continued)

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2017, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees / expenses in subsequent years.

	Contractual Expense Limitations
Fund	Class A	Class I
Broad Market Bond Fund	0.90%	0.55%
Intermediate-Term Bond Fund	0.88%	0.53%
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.84%	0.59%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

BNYM and WFMC may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. For the year ended April 30, 2016, BNYM waived amounts identified in the Statement of Operations as “Waiver of portfolio accounting and administration fees” and WFMC did not waive any administrative personnel and services fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares for the sale, distribution, administration, customer servicing and recordkeeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2016, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received all or a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
Broad Market Bond Fund	$9,438
Intermediate-Term Bond Fund	4,768
Short-Term Bond Fund	13,173
Municipal Bond Fund	82,474
New York Municipal Bond Fund	46,489

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2016, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges
Broad Market Bond Fund	$500
Intermediate-Term Bond Fund	45
Short-Term Bond Fund	443
Municipal Bond Fund	11,581
New York Municipal Bond Fund	4,907

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

67

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2016, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Broad Market Bond Fund	$3,246
Intermediate-Term Bond Fund	1,599

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.     INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2016 were as follows:

	Investments
Fund	Purchases	Sales
Broad Market Bond Fund	$147,449,359	$152,457,199
Intermediate-Term Bond Fund	22,415,384	35,060,265
Short-Term Bond Fund	63,650,001	112,283,244
Municipal Bond Fund	92,988,715	97,669,306
New York Municipal Bond Fund	19,490,938	25,284,780

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2016 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Broad Market Bond Fund	$ 41,511,413	$31,633,297
Intermediate-Term Bond Fund	16,577,003	11,522,772
Short-Term Bond Fund	97,963,791	74,952,902

6.     CONCENTRATION OF RISK

Since New York Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2016, 19.9% of New York Municipal Bond Fund’s total market value of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

7.     LINE OF CREDIT

Effective March 9, 2016, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of this LOC is March 7, 2017.

ANNUAL REPORT / April 30, 2016

68

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to March 9, 2016, the Trust participated in a $20,000,000 LOC with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion.

The Funds did not utilize the LOC for the year ended April 30, 2016.

8.	REORGANIZATION

On September 18, 2014, the Board approved an Agreement and Plans of Reorganization (the “Reorganizations”) which provided for the transfer of all the assets of the Short Duration Government Bond Fund and the Maryland Municipal Bond Fund, each a series of the Trust (the “Acquired Funds”), for shares of the Short-Term Corporate Bond Fund and the Municipal Bond Fund (the “Acquiring Funds”), respectively. Shareholders approved the Reorganizations at a meeting held on January 15, 2015 and the Reorganizations closed on January 30, 2015 based on net asset values determined as of close of business on January 30, 2015. The acquisitions were accomplished through tax-free exchanges of assets and shares.

The purpose of this transaction was to combine the Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Acquired Funds and the comparatively better prospects for asset growth of the Acquiring Funds, it was believed that the shareholders’ best interest would be served by reorganizing the Acquired Funds into the Acquiring Funds.

In addition, the Short-Term Corporate Bond Fund (as one of the Acquiring Funds) experienced the following changes. First, the name of the Acquiring Fund was changed to the “Wilmington Short-Term Bond Fund”. Second, the Principal Investment Strategies of the Acquiring Fund was revised to remove the 80% limitation related to investment in corporate debt securities to allow the Fund to invest primarily in U.S. investment grade corporate and government fixed income securities.

For financial reporting purposes, each of the Acquiring Funds was deemed to be the accounting survivor.

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
Wilmington Short-Term Bond Fund				$93,759,730
Acquired Fund
Wilmington Short Duration Government Bond Fund				87,480,297
Class A shares in exchange for Class A	$7,021,999	745,255	694,098
Class I shares in exchange for Class I	80,458,298	8,522,359	7,950,847
				$181,240,027

	Value of Shares	Acquired Fund Shares Prior to Reorganization	Shares Issued by Acquiring Fund	Net Assets
Acquiring Fund
Wilmington Municipal Bond Fund				$219,313,878
Acquired Fund
Wilmington Maryland Municipal Bond Fund				88,064,168
Class A shares in exchange for Class A	$27,966,651	2,729,770	2,047,329
Class I shares in exchange for Class I	60,097,517	5,856,789	4,397,825
				$307,378,046

The net assets of the Acquired Funds included net unrealized appreciation on investments of $1,165,527 and $4,651,902 and accumulated net realized gains (losses) of $(313,681) and $435,174 for the Short Duration Government Bond Fund and Maryland Municipal Bond Fund, respectively.

The financial statements of the Funds reflect the operations of the Acquiring Funds for the period prior to the Reorganizations and the combined fund for the period subsequent to the Reorganizations. Because each of the combined investment portfolios have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Fund that have been included in each combined Fund’s Statement of Operations since the Reorganizations were completed. For every Class A Share and Class I Share exchanged, a shareholder of Short Duration Government Bond Fund received approximately 0.93 Class A Shares and Class I Shares, respectively of Short-Term Bond Fund. For every Class A Share and Class I Share exchanged, a shareholder of Maryland Municipal Bond Fund received approximately 0.75 Class A Shares and Class I Shares, respectively of Municipal Bond Fund. Assuming the Reorganizations had been completed on May 1, 2014, the pro forma net investment income, net realized and unrealized

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

69

gain/(loss) on investments and net increase in net assets from operations for the fiscal year ended April 30, 2015 would have been $2,202,814, $(545,502) and $1,657,312, for the Short Duration Government Bond Fund and $5,940,465, $3,103,054 and $9,043,519, for the Maryland Municipal Bond Fund, respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2016

70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the series constituting the Wilmington Funds) at April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2016

April 30, 2016 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

71

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 16 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD); Senior Vice President of M&T Bank.

Other Directorships Held: None.

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*	Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

ANNUAL REPORT / April 30, 2016 (unaudited)

72

BOARD OF TRUSTEES AND TRUST OFFICERS

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn medical and electronic products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

April 30, 2016 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

73

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellan Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

ANNUAL REPORT / April 30, 2016 (unaudited)

74

BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2016 (unaudited) / ANNUAL REPORT

75

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

SEMI-ANNUAL REPORT / April 30, 2016

76

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2016 / SEMI-ANNUAL REPORT

77

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

SEMI-ANNUAL REPORT / April 30, 2016

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WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square,
2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-FI-0416

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON
FUNDS

April 30, 2016

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Fund

Wilmington Large-Cap Strategy Fund

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2015, through April 30, 2016. Inside you will find a comprehensive review of the Trusts’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

While the U.S. economy continued to expand, the growth in gross domestic product (“GDP”) turned successively weaker with each quarter. GDP grew a healthy 3.9% in the second quarter of 2015, but the pace of growth slowed to 2.0% in the third quarter, decelerated to a tepid 1.4% gain in the fourth quarter, and nearly came to a standstill with a marginal gain of 0.5% in the first quarter of 2016.i

ihttp://www.bea.gov/national/index.htm#gdp

A strong U.S. dollar, weak global economy, falling oil prices, and sluggish wage growth were contributing factors to this disappointing economic performance.

The unemployment rate declined to 5.0% in April of 2016, down from the 5.5% rate in May of 2015. While the lower unemployment rate is welcome, the overall employment picture remains mixed, as the labor participation rate (62.8%) is stuck at historical lows, while wage growth is muted, increasing just 2.5% in the last 12 months.ii

iihttp://www.bls.gov/news.release/empsit.nr0.htm

The price of oil continued its long slide. West Texas Intermediate (a grade of crude oil used as an oil pricing benchmark) fell from nearly $60 per barrel to just under $46 per barrel, after dipping below $30 per barrel in January.iii This price decline has severely impacted both the oil industry and the banks that have made loans to oil-related companies. The savings to consumers are real, but seem not to have translated into the level of spending that might accelerate economic growth.

iiihttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

The Federal Reserve (the “Fed”) raised the federal funds rate by 25 basis points1 (0.25%) in December 2015, the first such hike since 2006. With the announcement came a statement of intentions regarding the pace of future hikes. As the economy subsequently weakened, however, the Fed moderated its position on future rate increases, communicating that any increases would come only after a careful analysis of U.S. economic health and global stock market stability.

The Bond Markets

Yields fluctuated widely over the course of the Trust’s fiscal year. The 10-year Treasury note began May 2015 with a yield of 2.05%, peaking at 2.50% in June, only to quickly fall as investors rushed to safety amid a global stock market rout in August. Yields eventually turned higher as the prospect of a Fed hike in December grew. By the end of April 2016, however, yields ended lower at 1.83% on expectations that the Fed would put off any additional rate hikes in the near term.iv

ivhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

The Barclays U.S. Aggregate Index2 turned in a modestly positive performance, gaining 2.72% over the 12-month period ended in April 2016. The Barclays U.S. Long-Term Treasury Index3 was the top gainer, rising 5.49%.

The high-yield market was buffeted by liquidity concerns toward the end of the calendar year, but managed to stabilize in the months that followed. The Barclays U.S. Corporate High Yield Bond Index4 ended lower, losing 1.12%.

In the tax-exempt market, concerns about a bond default by Puerto Rico were not enough to prevent a strong performance in municipal bonds, as the Barclays Municipal Bond Index5 gained 5.29%.

Global bond markets enjoyed an even stronger performance as central bankers from Europe to Japan pursued monetary easing and even negative interest rates in attempts to jump-start their struggling economies. The Barclays Global Aggregate ex-USD6 jumped 6.55% over the last 12 months ended April 30, 2016.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain Barclays indices performed as follows7:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[8]	Barclays U.S. Mortgage- Backed Securities Index[9]	Barclays U.S. Credit Bond Index[10]	Barclays Municipal Bond Index
2.72%	2.83%	2.56%	2.77%	5.29%

PRESIDENT’S MESSAGE  /  April 30, 2016 (unaudited)

ii

The Stock Markets

The U.S. stock market experienced sharp declines and price recoveries, but was unable to break out of the trading range it’s occupied for the last 18 months.

Stocks weathered a number of challenges, beginning the fiscal year with the threat of a Greek bankruptcy and the country’s withdrawal from the European Union. No sooner was that crisis resolved than investors were confronted with an unexpected currency devaluation by China, which led to sharp losses in stock prices in the month of August, a slide that extended into September.

Prices staged a strong recovery in October, recouping most of their previous losses as Europe hinted at monetary stimulus, China cut rates, and the Fed delayed its anticipated interest rate increase.

January turned in nearly a mirror performance of August as oil prices resumed their slide, anxieties grew about China’s economic health, and the world’s economies remained stagnant. Stocks staged yet another recovery in March, sparked by firming oil prices, fresh monetary easing in Europe, and new stimulus steps in China.

After all the market gyrations, stocks ended generally right where they began, with the Russell 3000 Index11, a broad domestic market index, falling just 0.18%, for the year ended April 30, 2016.

U.S. large-cap stocks outperformed mid-cap and small-cap stocks, as indicated by the 1.21% gain in the S&P 500 index12 and the declines in the Russell Midcap Index13 (-2.14%) and the Russell 2000 Index14 (-5.94%).

While growth stocks led performance in the large-cap space—the Russell 1000 Growth Index15 rose 1.07% versus a small loss in the Russell 1000 Value Index16 (-0.40%)—they underperformed value stocks significantly in the mid-cap and small-cap markets.

The best-performing S&P industry sectors were utilities (+14.26%), consumer staples (+10.46%), and telecommunication services (+9.71%). The energy sector turned in the worst performance, sliding 15.18%.

Real estate posted a strong performance, with the FTSE NAREIT Equity REITs Index17 posting a gain of 7.86%.

Overseas markets endured a difficult year, as reflected in the 9.32% decline in the MSCI EAFE (net) Index18. Emerging markets were particularly hard hit, with the MSCI Emerging Markets (net) Index19 losing 17.87%.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[20]	NASDAQ Composite Index[21]	MSCI All Country World ex-US (Net) Index[22]
1.21%	2.25%	-2.19%	-11.28%

The markets this past year have been a reminder that a broadly diversified portfolio and the patience to stay invested through periods of market volatility can be essential to long-term investment success.23 We remain committed to managing your assets with a long-term view and working hard in the year ahead to help you reach your important financial goals.

Sincerely,

Christopher D. Randall

President

May 27, 2016

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

April 30, 2016 (unaudited)  /  PRESIDENT’S MESSAGE

iii

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Funds, and you should not expect that the investment advisor will provide financial support to the Funds at any time.

1.	Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays U.S. Long-Term Treasury Index is an unmanaged index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

4.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.

5.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond markets. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Global Aggregate ex-USD provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.

7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

8.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

9.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

10.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

11.	The Russell 3000 Index is a capitalization weighted index that seeks to be a benchmark of the entire U.S. stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in the U.S. based on market capitalization.

12.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

13.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

14.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

15.	Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

16.	Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

17.	FTSE NAREIT Equity REITs Index is a free float-adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
18.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
19.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
20.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.
21.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.
22.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.
23.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2016 (unaudited)

[This Page Intentionally Left Blank]

1

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of -0.87%* for Class I shares, versus its benchmark, the Russell 1000 Index**, which had a total return of 0.34%.

Prior to July 31, 2015, the Fund attempted to outperform the Rus-sell 1000 Index by adjusting weights of mega-cap vs. mid-cap, growth vs. value component companies based on recommendations from the Wilmington Trust Investment Advisors, Inc. Investment Committee (“IC”). The Russell 1000 Index can be divided into the Russell Top 200 Index of mega-cap stocks and the Russell Midcap Index which represent the remaining 800 mid-cap companies. The weight of the Russell Midcap Index has been approximately 31% of the Russell 1000 Index. Over the period from April 30, 2015 to July 31, 2015, the Russell Top 200 Index returned 1.9%, and the Russell Midcap Index returned 0.1%. The tactical overweight to mid-cap had a -0.7% impact on relative performance during this period.

At the March 2014 meeting, the IC recommended a tilt toward growth companies and maintained the capitalization tilt toward mid-sized companies. The Fund was rebalanced to track a custom index incorporating both recommendations. For the period April 30, 2015 to July 31, 2015, the Russell 1000 Growth Index returned 3.0%, the Russell 1000 Value Index returned -0.4%, and the Fund had a gross return of 2.2% vs. the Russell 1000 Index return of 1.3%.

At the July 2015 meeting, the IC recommended a shift toward weighting sectors rather than the market cap and growth/value tilts used prior to this meeting. The Fund was rebalanced to track a custom index incorporating the sector overweight/underweight recommendations which produced a return of -2.7% for the Fund vs. -1.0% for the Russell 1000 Index from July 31, 2015 until April 30, 2016. The majority of the underperformance occurred during the sell-off in the markets at the beginning of the calendar year 2016 when the Fund’s sector weights were underweighted defensive consumer staples and utilities along with an overweighted to health care sector position which did not act defensively in the market sell-off.

The IC and Investment Research Team are researching additional tactics to improve the risk adjusted return of the portfolio.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance.

**

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 Index is a subset of the Russell 3000 Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200 Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

ANNUAL REPORT  /  April 30, 2016 (unaudited)

2

WILMINGTON LARGE-CAP

STRATEGY FUND

The graph below illustrates the hypothetical investment of $1,000,0001 in the Class I Shares of the Wilmington Large-Cap Strategy Fund from April 30, 2006 to April 30, 2016, compared to the Russell 1000 Index.2

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16
	1 Year	5 Years	10 Years
Class I^	-0.87%	10.59%	6.06%
Russell 1000 Index	0.34%	10.81%	6.99%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.86% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $1,000,000 in Class I and assumes the reinvestment of all dividends and distributions.

2	The performance shown for the Russell 1000 Index assumes the reinvestment of all dividends and distributions. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2016 (unaudited)  /  ANNUAL REPORT

3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$987.00	$1.24	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.62	$1.26	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

ANNUAL REPORT  /  April 30, 2016 (unaudited)

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2016, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks

Information Technology	21.1%

Financials	18.8%

Health Care	16.7%

Consumer Discretionary	12.4%

Industrials	10.8%

Energy	7.1%

Consumer Staples	6.0%

Materials	2.9%

Telecommunication Services	2.5%

Utilities	1.5%

Investment Companies	0.2%

Rights	0.0%[3]

Warrants	0.0%[3]

Cash Equivalents[1]	2.5%

Other Assets and Liabilities – Net[2]	(2.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Number of Shares	Value
COMMON STOCKS – 99.8%

CONSUMER DISCRETIONARY – 12.4%

AUTO COMPONENTS – 0.3%

BorgWarner, Inc.	6,180	$221,986

Delphi Automotive PLC	6,250	460,188

Gentex Corp.	9,180	147,247

Goodyear Tire & Rubber Co. (The)	7,350	212,929

Johnson Controls, Inc.	17,430	721,602

Lear Corp.	2,500	287,825

Visteon Corp.	1,500	119,505

		$2,171,282

AUTOMOBILES – 0.6%

Ford Motor Co.	100,500	1,362,780

General Motors Co.	43,200	1,373,760

Harley-Davidson, Inc.	5,370	256,847

Description	Number of Shares	Value

Tesla Motors, Inc.#, *	2,650	$638,014

Thor Industries, Inc.	1,380	88,348

		$3,719,749

DISTRIBUTORS – 0.1%

Genuine Parts Co.	4,620	443,381

LKQ Corp.*	7,780	249,349

		$692,730

DIVERSIFIED CONSUMER SERVICES – 0.1%

Graham Holdings Co., Class B	140	66,716

H&R Block, Inc.	6,660	134,798

Service Corp. International	4,170	111,214

ServiceMaster Global Holdings, Inc.*	2,280	87,370

		$400,098

HOTELS, RESTAURANTS & LEISURE – 1.9%

Aramark	5,800	194,358

April 30, 2016  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    5

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Brinker International, Inc.	520	$24,086

Carnival Corp.	10,020	491,481

Chipotle Mexican Grill, Inc.*	850	357,824

Choice Hotels International, Inc.	1,610	81,563

Darden Restaurants, Inc.	3,140	195,465

Domino’s Pizza, Inc.	2,200	265,936

Dunkin’ Brands Group, Inc.	3,900	181,350

Hilton Worldwide Holdings, Inc.	10,860	239,463

Hyatt Hotels Corp., Class A#,*	2,800	134,064

International Game Technology	1,273	22,074

Las Vegas Sands Corp.	9,720	438,858

Marriott International, Inc., Class A#	4,372	306,433

McDonald’s Corp.	27,349	3,459,375

MGM Resorts International*	12,310	262,203

Norwegian Cruise Line Holdings*	2,160	105,602

Panera Bread Co., Class A*	845	181,244

Restaurant Brands International LP	47	2,023

Royal Caribbean Cruises Ltd.	7,680	594,432

Six Flags Entertainment Corp.	3,100	186,155

Starbucks Corp.	39,390	2,214,900

Starwood Hotels & Resorts Worldwide, Inc.	4,330	354,540

Wendy’s Co. (The)	200	2,172

Wyndham Worldwide Corp.	3,360	238,392

Wynn Resorts Ltd.	2,200	194,260

Yum! Brands, Inc.	10,850	863,226

		$11,591,479

HOUSEHOLD DURABLES – 0.5%

DR Horton, Inc.	8,970	269,638

Garmin Ltd.	1,690	72,045

Harman International Industries, Inc.	1,920	147,379

Leggett & Platt, Inc.	3,670	180,894

Lennar Corp., Class A	4,610	208,879

Lennar Corp., Class B	1,600	57,536

Mohawk Industries, Inc.*	1,900	365,997

Newell Rubbermaid, Inc.	12,569	572,392

NVR, Inc.*	130	215,968

PulteGroup, Inc.	10,090	185,555

Tempur Sealy International, Inc.#,*	2,500	151,675

Toll Brothers, Inc.*	3,750	102,375

Tupperware Brands Corp.	1,000	58,070

Whirlpool Corp.	2,350	409,229

		$2,997,632

INTERNET & CATALOG RETAIL – 1.8%

Amazon.com, Inc.*	10,360	6,833,352

Expedia, Inc.	2,852	330,176

Groupon, Inc.#,*	22,850	82,717

Description	Number of Shares	Value

Liberty Interactive Corp., QVC Group, Class A*	10,550	$276,410

Liberty Ventures, Series A*	4,102	164,080

Netflix, Inc.*	11,400	1,026,342

Priceline.com, Inc. (The)*	1,330	1,787,068

TripAdvisor, Inc.*	3,100	200,229

		$10,700,374

LEISURE EQUIPMENT & PRODUCTS – 0.2%

Brunswick Corp.	2,490	119,595

Hasbro, Inc.	3,490	295,394

Mattel, Inc.	12,250	380,853

Polaris Industries, Inc.#	1,900	185,972

Vista Outdoor, Inc.*	340	16,313

		$998,127

MEDIA – 3.1%

AMC Networks, Inc., Class A*	1,685	109,913

Cable One, Inc.	140	64,254

Cablevision Systems Corp., Class A	6,540	218,371

CBS Corp., Non-Voting	13,830	773,235

Charter Communications, Inc., Class A#,*	2,100	445,704

Cinemark Holdings, Inc.	500	17,325

Clear Channel Outdoor Holdings, Inc., Class A	29,500	150,745

Comcast Corp., Class A	69,000	4,192,440

Discovery Communications, Inc., Class A*	9,780	264,442

DISH Network Corp., Class A*	5,980	294,754

Gannett Co., Inc.	1,645	27,718

Interpublic Group of Cos., Inc. (The)	10,120	232,153

John Wiley & Sons, Inc., Class A	2,100	104,139

Liberty Braves Group, Class A#,*	84	1,314

Liberty Braves Group, Class C#,*	608	9,071

Liberty Broadband Corp., Class A*	706	40,435

Liberty Media Group, Class C*	1,731	31,221

Liberty SiriusXM Group, Class A*	843	27,625

Liberty SiriusXM Group, Class C*	6,086	194,874

Lions Gate Entertainment Corp.	2,060	45,732

Live Nation Entertainment, Inc.*	4,370	93,868

Madison Square Garden Co., Class A (The)*	729	114,438

Morningstar, Inc.	1,100	91,520

MSG Networks, Inc., Class A*	2,187	37,376

News Corp., Class A	11,457	142,458

Omnicom Group, Inc.	5,490	455,505

Regal Entertainment Group, Class A	770	16,055

Scripps Networks Interactive, Inc., Class A	1,380	86,043

Sirius XM Holdings, Inc.#,*	63,640	251,378

Starz, Class A*	1,943	52,869

TEGNA, Inc.	5,640	131,750

ANNUAL REPORT  /  April 30, 2016

6     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Thomson Reuters Corp.	8,050	$331,097

Time Warner Cable, Inc.	7,574	1,606,521

Time Warner, Inc.	22,116	1,661,796

Tribune Media Co., Class A	2,650	102,158

Twenty-First Century Fox, Inc., Class A	43,110	1,303,532

Viacom, Inc., Class A	8,350	341,970

Walt Disney Co. (The)	46,146	4,765,036

		$18,830,835

MULTILINE RETAIL – 0.6%

Dillard’s, Inc., Class A	1,400	98,630

Dollar General Corp.	9,100	745,381

Dollar Tree, Inc.*	6,962	554,941

JC Penney Co., Inc.#,*	11,030	102,358

Kohl’s Corp.	3,810	168,783

Macy’s, Inc.	9,180	363,436

Nordstrom, Inc.#	3,780	193,271

Sears Holdings Corp.*	70	1,146

Target Corp.	16,960	1,348,320

		$3,576,266

SPECIALTY RETAIL – 2.4%

Aaron’s, Inc.	1,300	34,073

Advance Auto Parts, Inc.	2,250	351,225

AutoNation, Inc.#,*	1,780	90,157

AutoZone, Inc.*	960	734,621

Bed, Bath & Beyond, Inc.*	4,410	208,240

Best Buy Co., Inc.	8,980	288,078

Cabela’s, Inc.*	900	46,935

CarMax, Inc.#,*	6,500	344,175

CST Brands, Inc.	1,718	64,889

Dick’s Sporting Goods, Inc.	3,280	151,995

DSW, Inc., Class A	1,900	46,683

Foot Locker, Inc.	3,610	221,798

GameStop Corp., Class A	2,820	92,496

Gap, Inc. (The)#	8,450	195,871

GNC Holdings, Inc., Class A	3,800	92,568

Home Depot, Inc. (The)	35,250	4,719,622

L Brands, Inc.	6,110	478,352

Lowe’s Cos., Inc.	25,600	1,946,112

Michaels Cos, Inc. (The)*	1,700	48,331

Murphy USA, Inc.*	1,387	79,642

Office Depot, Inc.*	12,960	76,205

O’Reilly Automotive, Inc.*	2,700	709,236

Penske Automotive Group, Inc.	600	23,478

Ross Stores, Inc.	11,540	655,241

Sally Beauty Holdings, Inc.*	2,500	78,500

Signet Jewelers Ltd.	1,720	186,723

Staples, Inc.	10,960	111,792

Description	Number of Shares	Value

Tiffany & Co.	2,650	$189,078

TJX Cos., Inc. (The)	19,240	1,458,777

Tractor Supply Co.	3,700	350,242

Ulta Salon Cosmetics & Fragrance, Inc.*	2,000	416,560

Urban Outfitters, Inc.*	3,460	104,907

Williams-Sonoma, Inc.	1,140	67,009

		$14,663,611

TEXTILES, APPAREL & LUXURY GOODS – 0.8%

Carter’s, Inc.	1,400	149,338

Coach, Inc.	8,010	322,563

Fossil Group, Inc.#,*	1,950	78,975

Hanesbrands, Inc.	10,800	313,524

Kate Spade & Co.*	4,400	113,212

Lululemon Athletica, Inc.#,*	2,700	176,985

Michael Kors Holdings Ltd.*	4,300	222,138

NIKE, Inc., Class B	37,140	2,189,032

PVH Corp.	2,480	237,088

Ralph Lauren Corp.	900	83,889

Skechers U.S.A., Inc., Class A*	3,300	109,065

Under Armour, Inc., Class A#,*	4,800	210,912

Under Armour, Inc., Class C#,*	4,800	195,840

VF Corp.	8,250	520,163

		$4,922,724

TOTAL CONSUMER DISCRETIONARY		$75,264,907

CONSUMER STAPLES – 6.0%

BEVERAGES – 1.3%

Brown-Forman Corp., Class A#	1,600	165,936

Coca-Cola Co. (The)	75,700	3,391,360

Coca-Cola Enterprises, Inc.	3,800	199,424

Constellation Brands, Inc., Class A	2,700	421,362

Dr. Pepper Snapple Group, Inc.	600	54,546

Molson Coors Brewing Co., Class B	1,900	181,697

Monster Beverage Corp.*	4,900	706,678

PepsiCo, Inc.	28,300	2,913,768

		$8,034,771

FOOD & STAPLES RETAILING – 1.4%

Costco Wholesale Corp.	8,400	1,244,292

CVS Health Corp.	21,300	2,140,650

Kroger Co. (The)	18,600	658,254

Rite Aid Corp.*	18,600	149,730

Sprouts Farmers Market, Inc.*	3,900	109,473

Sysco Corp.	11,800	543,626

Walgreens Boots Alliance, Inc.	19,200	1,522,176

Wal-Mart Stores, Inc.	29,900	1,999,413

Whole Foods Market, Inc.#	6,900	200,652

		$8,568,266

April 30, 2016   /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    7

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

FOOD PRODUCTS – 1.1%

Archer-Daniels-Midland Co.	12,200	$487,268

Blue Buffalo Pet Products, Inc.#,*	6,100	151,036

Bunge Ltd.	8,200	512,500

Campbell Soup Co.	1,800	111,078

ConAgra Foods, Inc.	8,400	374,304

General Mills, Inc.	8,700	533,658

Hain Celestial Group, Inc. (The)*	3,000	125,580

Hershey Co. (The)	4,100	381,751

Hormel Foods Corp.	4,000	154,200

Ingredion, Inc.	500	57,545

JM Smucker Co. (The)	1,200	152,376

Kellogg Co.	3,000	230,430

Kraft Heinz Co. (The)	12,900	1,007,103

McCormick & Co., Inc.	600	56,268

Mead Johnson Nutrition Co.	3,600	313,740

Mondelez International, Inc., Class A	32,600	1,400,496

Pilgrim’s Pride Corp.#	700	18,837

Tyson Foods, Inc., Class A	5,400	355,428

WhiteWave Foods Co. (The)*	3,600	144,756

		$6,568,354

HOUSEHOLD PRODUCTS – 1.1%

Church & Dwight Co., Inc.	1,300	120,510

Clorox Co. (The)	2,300	288,029

Colgate-Palmolive Co.	14,800	1,049,616

Energizer Holdings, Inc.	2,900	126,121

Kimberly-Clark Corp.	5,900	738,621

Procter & Gamble Co. (The)	51,600	4,134,192

		$6,457,089

PERSONAL PRODUCTS – 0.1%

Avon Products, Inc.	12,800	60,288

Edgewell Personal Care Co.	1,500	123,105

Estee Lauder Cos., Inc. Class A (The)	3,200	306,784

Herbalife Ltd.#,*	1,900	110,105

Nu Skin Enterprises, Inc., Class A#	3,600	146,772

		$747,054

TOBACCO – 1.0%

Altria Group, Inc.	38,700	2,426,877

Philip Morris International, Inc.	29,600	2,904,352

Reynolds American, Inc.	14,500	719,200

		$6,050,429

TOTAL CONSUMER STAPLES		$36,425,963

ENERGY – 7.1%

ENERGY EQUIPMENT & SERVICES – 1.2%

Baker Hughes, Inc.	13,900	672,204

Description	Number of Shares	Value

Diamond Offshore Drilling, Inc.#	1,600	$38,816

Dril-Quip, Inc.*	660	42,781

Ensco PLC, Class A	5,050	60,398

FMC Technologies, Inc.*	7,860	239,651

Frank’s International NV#	2,050	34,133

Halliburton Co.	25,390	1,048,861

Helmerich & Payne, Inc.#	2,960	195,715

Nabors Industries Ltd.	8,630	84,574

National Oilwell Varco, Inc.	9,905	356,976

Noble Corp. PLC#	4,500	50,535

Oceaneering International, Inc.	3,780	138,537

Patterson-UTI Energy, Inc.	4,800	94,800

Rowan Cos. PLC, Class A	340	6,395

RPC, Inc.#	3,450	52,164

Schlumberger Ltd.	41,195	3,309,606

Seadrill Ltd.#,*	10,000	47,800

Superior Energy Services, Inc.	4,550	76,713

Targa Resources Corp.#	4,300	173,978

Weatherford International PLC*	39,050	317,477

		$7,042,114

OIL & GAS FIELD SERVICES – 0.1%

Columbia Pipeline Group, Inc.	27,100	694,302

OIL, GAS & CONSUMABLE FUELS – 5.8%

Anadarko Petroleum Corp.	14,750	778,210

Antero Resources Corp.*	2,050	58,015

Apache Corp.	10,840	589,696

Cabot Oil & Gas Corp.	12,500	292,500

California Resources Corp.	13,127	28,879

Cheniere Energy, Inc.#,*	7,330	284,990

Chesapeake Energy Corp.#,*	25,000	171,750

Chevron Corp.	56,120	5,734,342

Cimarex Energy Co.	2,900	315,752

Cobalt International Energy, Inc.*	17,900	57,817

Concho Resources, Inc.*	3,460	401,948

ConocoPhillips	35,960	1,718,528

CONSOL Energy, Inc.#	10,300	155,015

Continental Resources, Inc.*	3,820	142,333

CVR Energy, Inc.	100	2,428

Denbury Resources, Inc.#	25,900	99,974

Devon Energy Corp.	12,880	446,678

Diamondback Energy, Inc.*	1,900	164,502

Energen Corp.	4,380	186,106

EOG Resources, Inc.	16,180	1,336,792

EP Energy Corp., Class A*	500	2,455

EQT Corp.	4,830	338,583

Exxon Mobil Corp.	122,693	10,846,061

ANNUAL REPORT  /  April 30, 2016

8     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Golar LNG Ltd.#	6,850	$113,573

Gulfport Energy Corp.*	2,750	86,075

Hess Corp.	8,190	488,288

HollyFrontier Corp.	4,140	147,384

Kinder Morgan, Inc.	50,655	899,633

Kosmos Energy Ltd.*	3,050	19,764

Laredo Petroleum, Inc.#,*	8,700	105,966

Marathon Oil Corp.	23,230	327,311

Marathon Petroleum Corp.	15,730	614,728

Memorial Resource Development Corp.*	4,650	60,822

Murphy Oil Corp.#	7,100	253,754

Newfield Exploration Co.*	4,310	156,238

Noble Energy, Inc.	14,320	517,095

Occidental Petroleum Corp.	22,500	1,724,625

ONEOK, Inc.	8,960	323,904

PBF Energy, Inc., Class A	3,000	96,540

Phillips 66	18,390	1,510,003

Pioneer Natural Resources Co.	4,750	788,975

QEP Resources, Inc.	5,800	103,994

Range Resources Corp.#	4,530	199,818

Rice Energy, Inc.*	800	13,848

SM Energy Co.#	2,450	76,342

Southwestern Energy Co.#,*	10,700	143,701

Spectra Energy Corp.	19,850	620,710

Teekay Corp.#	520	5,824

Tesoro Corp.	3,340	266,165

Valero Energy Corp.	14,220	837,131

Whiting Petroleum Corp.#,*	9,450	113,400

Williams Cos., Inc. (The)	19,970	387,218

World Fuel Services Corp.	2,100	98,133

WPX Energy, Inc.*	3,817	36,872

		$35,291,188

TOTAL ENERGY		$43,027,604

FINANCIALS – 18.8%

CAPITAL MARKETS – 2.2%

Affiliated Managers Group, Inc.*	2,270	386,626

Ameriprise Financial, Inc.	7,440	713,496

Artisan Partners Asset Management, Inc., Class A	2,150	69,466

Bank of New York Mellon Corp. (The)	33,720	1,356,893

BlackRock, Inc.	4,160	1,482,333

Charles Schwab Corp. (The)	36,650	1,041,227

E*TRADE Financial Corp.*	10,200	256,836

Eaton Vance Corp.	4,970	171,614

Federated Investors, Inc., Class B	4,970	157,052

Franklin Resources, Inc.	9,720	362,945

Goldman Sachs Group, Inc. (The)	13,740	2,254,871

Description	Number of Shares	Value

Interactive Brokers Group, Inc., Class A	1,700	$64,600

Invesco Ltd.	12,320	382,043

Lazard Ltd., Class A	3,650	131,583

Legg Mason, Inc.	3,710	119,128

LPL Financial Holdings, Inc.#	3,600	95,040

Morgan Stanley	50,946	1,378,599

Northern Trust Corp.	7,180	510,354

NorthStar Asset Management Group, Inc.	5,800	72,152

Raymond James Financial, Inc.	4,510	235,287

SEI Investments Co.	4,940	237,515

State Street Corp.	13,970	870,331

T. Rowe Price Group, Inc.	6,680	502,937

TD Ameritrade Holding Corp.	7,650	228,200

Waddell & Reed Financial, Inc., Class A	2,740	55,732

		$13,136,860

COMMERCIAL BANKS – 5.1%

Associated Banc-Corp.	8,385	152,942

Bank of America Corp.	348,550	5,074,888

Bank of Hawaii Corp.#	2,470	168,973

BankUnited, Inc.	2,700	93,150

BB&T Corp.	25,290	894,760

BOK Financial Corp.	2,020	121,564

CIT Group, Inc.	5,800	200,506

Citizens Financial Group, Inc.	9,150	209,077

Comerica, Inc.	5,030	223,332

Commerce Bancshares, Inc.	1,642	76,878

Cullen/Frost Bankers, Inc.#	1,440	92,146

East West Bancorp, Inc.	2,600	97,474

Fifth Third Bancorp	28,350	519,088

First Horizon National Corp.	8,934	125,791

First Niagara Financial Group, Inc.	10,550	111,408

First Republic Bank	5,000	351,600

Huntington Bancshares, Inc.	31,541	317,302

JPMorgan Chase & Co.	123,620	7,812,784

KeyCorp	22,770	279,843

M&T Bank Corp.§	1,610	190,495

PacWest Bancorp.	3,239	129,495

PNC Financial Services Group, Inc. (The)	17,560	1,541,417

Popular, Inc.	3,900	115,908

Regions Financial Corp.	43,656	409,493

Signature Bank*	1,500	206,745

SunTrust Banks, Inc.	15,280	637,787

SVB Financial Group*	1,800	187,704

Synovus Financial Corp.	5,594	174,309

TCF Financial Corp.	8,210	111,984

U.S. Bancorp	54,470	2,325,324

Wells Fargo & Co.	155,775	7,785,635

April 30, 2016  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    9

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Zions Bancorporation	7,890	$217,133

		$30,956,935

CONSUMER FINANCE – 0.9%

Ally Financial, Inc.*	14,400	256,464

American Express Co.	28,540	1,867,372

Capital One Financial Corp.	18,300	1,324,737

Credit Acceptance Corp.*	250	49,067

Discover Financial Services	14,980	842,925

Lendingclub Corp.*	3,020	23,858

Navient Corp.	12,160	166,227

Santander Consumer USA Holdings, Inc.*	3,700	48,729

SLM Corp.*	18,260	123,620

Synchrony Financial*	27,800	849,846

		$5,552,845

DIVERSIFIED FINANCIAL SERVICES – 3.0%

Berkshire Hathaway, Inc., Class B*	61,696	8,975,534

CBOE Holdings, Inc.	3,000	185,880

Citigroup, Inc.	100,582	4,654,935

CME Group, Inc.	10,000	919,100

Intercontinental Exchange, Inc.	3,918	940,438

Leucadia National Corp.	7,710	128,603

Moody’s Corp.	5,940	568,577

MSCI, Inc.	5,120	388,813

Nasdaq, Inc.	4,530	279,546

OneMain Holdings, Inc.*	500	15,910

S&P Global, Inc.	10,390	1,110,172

Voya Financial, Inc.	2,000	64,940

		$18,232,448

INSURANCE – 3.3%

Aflac, Inc.	15,000	1,034,550

Alleghany Corp.*	256	133,448

Allied World Assurance Co. Holdings AG	3,890	138,406

Allstate Corp. (The)	13,580	883,379

American Financial Group, Inc.	1,600	110,576

American International Group, Inc.	40,580	2,265,176

American National Insurance Co.	600	69,672

Amtrust Financial Services, Inc.	3,400	84,490

Aon PLC	10,100	1,061,712

Arch Capital Group Ltd.*	2,590	182,569

Arthur J Gallagher & Co.	6,580	302,943

Aspen Insurance Holdings Ltd.	4,665	216,223

Assurant, Inc.	3,230	273,161

Assured Guaranty Ltd.	3,550	91,839

Axis Capital Holdings Ltd.	3,280	174,726

Brown & Brown, Inc.	5,570	195,563

Chubb Ltd.	17,147	2,020,945

Description	Number of Shares	Value

Cincinnati Financial Corp.	7,406	$488,870

CNA Financial Corp.	1,050	33,180

Endurance Specialty Holdings Ltd.	2,000	127,960

Erie Indemnity Co., Class A	670	63,241

Everest Re Group Ltd.	1,170	216,333

FNF Group	11,641	371,348

Genworth Financial, Inc., Class A*	21,500	73,745

Hanover Insurance Group, Inc. (The)	1,100	94,336

Hartford Financial Services Group, Inc. (The)	13,990	620,876

Lincoln National Corp.	7,670	333,261

Loews Corp.	11,850	470,208

Markel Corp.*	280	251,751

Marsh & McLennan Cos., Inc.	18,890	1,192,904

Mercury General Corp.	2,370	125,373

MetLife, Inc.	30,451	1,373,340

Old Republic International Corp.	13,500	249,615

Principal Financial Group, Inc.	6,990	298,333

ProAssurance Corp.	3,000	143,190

Progressive Corp. (The)	24,930	812,718

Prudential Financial, Inc.	15,230	1,182,457

Reinsurance Group of America, Inc.	1,690	160,922

RenaissanceRe Holdings Ltd.	1,120	124,219

Torchmark Corp.	1,695	98,124

Travelers Cos., Inc. (The)	11,380	1,250,662

Unum Group	5,610	191,918

Validus Holdings Ltd.	170	7,835

White Mountains Insurance Group Ltd.#	160	132,800

WR Berkley Corp.	3,580	200,480

XL Group PLC	7,270	237,947

		$20,167,324

REAL ESTATE INVESTMENT TRUSTS – 4.1%

Alexandria Real Estate Equities, Inc.	2,915	270,949

American Campus Communities, Inc.	4,700	210,325

American Capital Agency Corp.	4,030	74,031

American Homes 4 Rent, Class A	1,650	26,103

American Tower Corp.	13,160	1,380,221

Annaly Capital Management, Inc.	37,380	389,500

Apartment Investment & Management Co., Class A	3,970	159,038

Apple Hospitality REIT, Inc.#	6,500	123,045

AvalonBay Communities, Inc.	5,122	905,518

Boston Properties, Inc.	4,550	586,313

Brandywine Realty Trust	4,680	69,966

Brixmor Property Group, Inc.	6,250	157,812

Camden Property Trust	2,670	215,549

Care Capital Properties, Inc.	796	21,229

CBL & Associates Properties, Inc.	5,600	65,408

ANNUAL REPORT  /  April 30, 2016

10     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Chimera Investment Corp.	6,740	$95,708

Columbia Property Trust, Inc.	3,700	82,510

Communications Sales & Leasing, Inc.	3,350	77,820

Corporate Office Properties Trust	4,700	120,696

Corrections Corp. of America	3,867	117,634

Crown Castle International Corp.	13,440	1,167,667

DDR Corp.	9,900	173,250

Digital Realty Trust, Inc.	6,110	537,558

Douglas Emmett, Inc.	4,410	143,104

Duke Realty Corp.	12,010	262,659

Empire State Realty Trust, Inc., Class A	1,600	29,616

Equinix, Inc.	1,781	588,353

Equity Commonwealth*	4,992	139,327

Equity Lifestyle Properties, Inc.	3,400	232,866

Equity Residential	14,350	976,804

Essex Property Trust, Inc.	2,073	456,993

Extra Space Storage, Inc.	3,100	263,345

Federal Realty Investment Trust	1,970	299,598

Forest City Realty Trust, Inc., Class A	6,100	126,758

Gaming and Leisure Properties, Inc.#	2,904	95,222

General Growth Properties, Inc.	20,643	578,623

HCP, Inc.	12,330	417,124

Healthcare Trust of America, Inc., Class A	8,800	254,232

Hospitality Properties Trust	6,800	174,012

Host Hotels & Resorts, Inc.	21,940	347,091

Iron Mountain, Inc.	8,803	321,574

Kilroy Realty Corp.	5,525	358,075

Kimco Realty Corp.	15,180	426,862

Lamar Advertising Co., Class A	2,400	148,896

Liberty Property Trust	4,040	140,996

Macerich Co. (The)	5,660	430,613

MFA Financial, Inc.	12,150	83,956

Mid-America Apartment Communities, Inc.	3,200	306,272

National Retail Properties, Inc.	2,500	109,400

NorthStar Realty Europe Corp.	1,433	17,096

NorthStar Realty Finance Corp.	5,200	66,508

Omega Healthcare Investors, Inc.#	2,850	96,245

Outfront Media, Inc.	1,300	28,197

Paramount Group, Inc.	4,575	76,403

Piedmont Office Realty Trust, Inc., Class A	4,950	98,555

Post Properties, Inc.	100	5,736

Prologis, Inc.	14,590	662,532

Public Storage	5,460	1,336,663

Rayonier, Inc.	5,615	138,578

Realty Income Corp.#	11,510	681,392

Regency Centers Corp.#	3,435	253,160

Retail Properties of America, Inc., Class A	7,400	118,326

Senior Housing Properties Trust	7,000	123,060

Description	Number of Shares	Value

Simon Property Group, Inc.	10,993	$2,211,462

SL Green Realty Corp.	2,090	219,617

Spirit Realty Capital, Inc.	18,900	216,027

Starwood Property Trust, Inc.	4,170	80,731

Tanger Factory Outlet Centers, Inc.	3,100	108,748

Taubman Centers, Inc.	2,480	172,236

Two Harbors Investment Corp.	10,400	81,432

UDR, Inc.	8,580	299,614

Ventas, Inc.	8,286	514,726

VEREIT, Inc.	13,000	115,440

Vornado Realty Trust	5,673	543,076

Weingarten Realty Investors	3,560	131,435

Welltower, Inc.	8,970	622,697

Weyerhaeuser Co.	29,942	961,737

WP Carey, Inc.	1,400	85,526

WP GLIMCHER, Inc.	6,176	64,786

		$24,871,962

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc., Class A*	11,310	335,115

Four Corners Property Trust, Inc.	1,976	35,074

Howard Hughes Corp. (The)*	1,458	153,338

Jones Lang LaSalle, Inc.	1,550	178,513

Realogy Holdings Corp.*	5,400	192,996

		$895,036

THRIFTS & MORTGAGE FINANCE – 0.1%

New York Community Bancorp, Inc.	13,790	207,264

People’s United Financial, Inc.#	11,200	173,600

TFS Financial Corp.	1,050	18,795

		$399,659

TOTAL FINANCIALS		$114,213,069

HEALTH CARE – 16.7%

BIOTECHNOLOGY – 3.1%

Agios Pharmaceuticals, Inc.#,*	1,700	83,215

Alexion Pharmaceuticals, Inc.*	7,190	1,001,423

Alkermes PLC*	1,000	39,750

Alnylam Pharmaceuticals, Inc.*	2,500	167,600

Amgen, Inc.	25,964	4,110,101

Baxalta, Inc.	24,500	1,027,775

Biogen, Inc.*	7,700	2,117,423

BioMarin Pharmaceutical, Inc.*	4,900	414,932

Bluebird Bio, Inc.*	1,600	70,960

Celgene Corp.*	26,866	2,778,213

Gilead Sciences, Inc.	49,044	4,326,171

Incyte Corp.*	4,860	351,232

Intercept Pharmaceuticals, Inc.#,*	800	120,592

April 30, 2016  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    11

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Intrexon Corp.#,*	1,860	$49,718

Ionis Pharmaceuticals, Inc.#,*	3,500	143,395

Juno Therapeutics, Inc.#,*	1,700	71,553

Medivation, Inc.*	4,900	283,220

Opko Health, Inc.#,*	8,400	90,300

Puma Biotechnology, Inc.#,*	1,220	37,442

Regeneron Pharmaceuticals, Inc.*	2,600	979,446

Seattle Genetics, Inc.#,*	1,500	53,220

United Therapeutics Corp.*	1,240	130,448

Vertex Pharmaceuticals, Inc.*	7,743	653,045

		$19,101,174

HEALTH CARE EQUIPMENT & SUPPLIES – 3.0%

Abbott Laboratories	49,309	1,918,120

Alere, Inc.*	3,550	138,450

Align Technology, Inc.*	3,560	256,996

Baxter International, Inc.#	20,930	925,525

Becton Dickinson & Co.	8,680	1,399,737

Boston Scientific Corp.*	41,200	903,104

Cooper Cos., Inc. (The)	1,850	283,198

CR Bard, Inc.	3,780	802,003

DENTSPLY SIRONA, Inc.	10,379	618,588

DexCom, Inc.*	1,940	124,897

Edwards Lifesciences Corp.*	10,172	1,080,368

Hill-Rom Holdings, Inc.	2,260	109,271

Hologic, Inc.*	8,540	286,859

IDEXX Laboratories, Inc.*	3,880	327,278

Intuitive Surgical, Inc.*	1,600	1,002,176

Medtronic PLC	52,526	4,157,433

ResMed, Inc.	8,120	453,096

St. Jude Medical, Inc.	8,770	668,274

Stryker Corp.	11,100	1,210,011

Teleflex, Inc.	2,060	320,907

Varian Medical Systems, Inc.*	4,750	385,605

Zimmer Biomet Holdings, Inc.	5,810	672,624

		$18,044,520

HEALTH CARE PROVIDERS & SERVICES – 3.0%

Acadia Healthcare Co., Inc.#,*	1,220	77,092

Aetna, Inc.	12,031	1,350,720

AmerisourceBergen Corp.	7,870	669,737

Anthem, Inc.	10,610	1,493,570

Brookdale Senior Living, Inc.*	3,970	73,286

Cardinal Health, Inc.	9,820	770,477

Centene Corp.*	6,232	386,135

Cigna Corp.	8,430	1,167,892

Community Health Systems, Inc.*	6,246	119,174

DaVita HealthCare Partners, Inc.*	5,188	383,393

Envision Healthcare Holdings, Inc.*	8,300	187,829

Description	Number of Shares	Value

Express Scripts Holding Co.*	22,362	$1,648,750

HCA Holdings, Inc.*	11,100	894,882

Henry Schein, Inc.*	3,760	634,312

Humana, Inc.	5,030	890,662

Laboratory Corp. of America Holdings*	2,857	358,039

LifePoint Hospitals, Inc.*	1,730	116,879

McKesson Corp.	7,500	1,258,650

MEDNAX, Inc.*	3,740	266,625

Patterson Cos., Inc.	970	42,050

Premier, Inc., Class A*	1,300	43,953

Quest Diagnostics, Inc.	4,350	326,990

Tenet Healthcare Corp.#,*	2,425	76,848

UnitedHealth Group, Inc.	32,920	4,334,906

Universal Health Services, Inc., Class B	3,480	465,206

VCA, Inc.*	2,070	130,348

		$18,168,405

HEALTH CARE TECHNOLOGY – 0.2%

Allscripts Healthcare Solutions, Inc.*	8,100	108,540

athenahealth, Inc.#,*	1,300	173,290

Cerner Corp.*	9,140	513,120

IMS Health Holdings, Inc.*	4,800	127,872

Inovalon Holdings, Inc., Class A#,*	1,300	22,230

Veeva Systems, Inc., Class A*	4,720	129,847

		$1,074,899

LIFE SCIENCES TOOLS & SERVICES – 0.9%

Agilent Technologies, Inc.	7,490	306,491

Bio-Rad Laboratories, Inc., Class A*	890	126,246

Bio-Techne Corp.	500	46,590

Bruker Corp.	7,400	209,420

Charles River Laboratories International, Inc.*	3,420	271,103

Illumina, Inc.*	5,840	788,342

Mettler-Toledo International, Inc.*	1,520	544,084

PerkinElmer, Inc.	4,070	205,209

QIAGEN N.V.*	3,620	81,305

Quintiles Transnational Holdings, Inc.*	5,780	399,225

Thermo Fisher Scientific, Inc.	13,620	1,964,685

VWR Corp.*	6,000	159,840

Waters Corp.*	3,810	495,910

		$5,598,450

PHARMACEUTICALS – 6.5%

AbbVie, Inc.	56,478	3,445,158

Akorn, Inc.*	3,960	100,782

Allergan PLC*	14,185	3,071,904

Bristol-Myers Squibb Co.	56,660	4,089,719

Eli Lilly & Co.	32,430	2,449,438

ANNUAL REPORT  /  April 30, 2016

12     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Endo International PLC*	7,170	$193,590

Jazz Pharmaceuticals PLC*	1,400	210,980

Johnson & Johnson	97,900	10,972,632

Mallinckrodt PLC*	2,710	169,429

Merck & Co., Inc.	101,366	5,558,911

Mylan NV*	19,930	831,280

Perrigo Co. PLC	5,140	496,884

Pfizer, Inc.	218,203	7,137,420

Zoetis, Inc.	15,781	742,180

		$39,470,307

TOTAL HEALTH CARE		$101,457,755

INDUSTRIALS – 10.8%

AEROSPACE & DEFENSE – 2.5%

B/E Aerospace, Inc.	3,000	145,890

Boeing Co. (The)	19,940	2,687,912

BWX Technologies, Inc.	2,940	98,167

General Dynamics Corp.	8,230	1,156,480

Hexcel Corp.	3,600	162,972

Honeywell International, Inc.	22,670	2,590,501

Huntington Ingalls Industries, Inc.	1,645	238,147

L-3 Communications Holdings, Inc.	2,010	264,375

Lockheed Martin Corp.	7,650	1,777,707

Northrop Grumman Corp.	5,770	1,190,120

Orbital ATK, Inc.	2,120	184,440

Raytheon Co.	8,620	1,089,137

Rockwell Collins, Inc.	2,870	253,105

Spirit Aerosystems Holdings, Inc., Class A*	4,540	214,061

Textron, Inc.	7,270	281,204

TransDigm Group, Inc.*	1,490	339,526

United Technologies Corp.	25,100	2,619,687

		$15,293,431

AIR FREIGHT & LOGISTICS – 0.7%

C.H. Robinson Worldwide, Inc.	4,084	289,841

Expeditors International of Washington, Inc.	7,280	361,161

FedEx Corp.	8,460	1,396,831

United Parcel Service, Inc., Class B	20,430	2,146,580

		$4,194,413

AIRLINES – 0.6%

Alaska Air Group, Inc.	4,400	309,892

American Airlines Group, Inc.	18,100	627,889

Copa Holdings SA, Class A#	2,050	130,688

Delta Air Lines, Inc.	23,590	982,995

JetBlue Airways Corp.*	6,500	128,635

Southwest Airlines Co.	19,230	857,850

Spirit Airlines, Inc.*	1,600	70,288

Description	Number of Shares	Value

United Continental Holdings, Inc.*	11,083	$507,712

		$3,615,949

BUILDING PRODUCTS – 0.2%

Allegion PLC	2,233	146,150

Armstrong Flooring, Inc.*	310	4,514

Armstrong World Industries, Inc.*	620	25,302

Fortune Brands Home & Security, Inc.	4,760	263,752

Lennox International, Inc.	1,490	201,075

Masco Corp.	10,930	335,660

Owens Corning	2,290	105,500

Smith (A.O.) Corp.	2,500	193,050

USG Corp.#,*	2,660	71,847

		$1,346,850

COMMERCIAL SERVICES & SUPPLIES – 0.6%

ADT Corp. (The)	4,800	201,504

Cintas Corp.	3,520	316,026

Clean Harbors, Inc.*	1,300	64,220

Copart, Inc.*	1,900	81,396

Covanta Holding Corp.#	4,900	79,674

KAR Auction Services, Inc.	4,100	154,160

Pitney Bowes, Inc.	8,400	176,148

Republic Services, Inc.	8,740	411,392

Rollins, Inc.	4,000	107,480

RR Donnelley & Sons Co.	6,970	121,278

Stericycle, Inc.*	2,552	243,869

Tyco International PLC	9,170	353,228

Waste Connections, Inc.	5,695	383,160

Waste Management, Inc.	15,840	931,234

		$3,624,769

CONSTRUCTION & ENGINEERING – 0.1%

AECOM*	3,191	103,676

Chicago Bridge & Iron Co. NV#	1,482	59,650

Fluor Corp.	3,750	204,975

Jacobs Engineering Group, Inc.*	4,150	185,007

KBR, Inc.	4,450	69,242

Quanta Services, Inc.*	2,760	65,467

Topbuild Corp.*	1,736	54,198

		$742,215

ELECTRICAL EQUIPMENT – 0.6%

Acuity Brands, Inc.	1,300	317,057

AMETEK, Inc.	5,660	272,189

Babcock & Wilcox Enterprises, Inc.*	1,470	33,589

Eaton Corp. PLC	18,278	1,156,449

Emerson Electric Co.	21,040	1,149,415

Hubbell, Inc.	1,290	136,430

Regal-Beloit Corp.	600	38,652

April 30, 2016  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    13

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Rockwell Automation, Inc.	3,620	$410,761

SolarCity Corp.#,*	3,220	97,630

		$3,612,172

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.0%**

GoPro, Inc., Class A#,*	1,700	21,488

INDUSTRIAL CONGLOMERATES – 2.4%

3M Co.	18,760	3,140,049

Carlisle Cos., Inc.	1,290	131,451

Danaher Corp.	18,380	1,778,265

General Electric Co.	278,620	8,567,565

Roper Technologies, Inc.	3,000	528,270

		$14,145,600

MACHINERY – 1.7%

AGCO Corp.#	1,260	67,372

Allison Transmission Holdings, Inc.	4,800	138,288

Caterpillar, Inc.	19,000	1,476,680

Colfax Corp.*	2,900	94,047

Crane Co.	1,200	66,684

Cummins, Inc.	6,080	711,542

Deere & Co.#	8,990	756,149

Donaldson Co., Inc.	4,010	131,047

Dover Corp.	4,160	273,312

Flowserve Corp.#	3,000	146,430

Graco, Inc.	2,140	167,755

IDEX Corp.	2,120	173,628

Illinois Tool Works, Inc.	8,000	836,160

Ingersoll-Rand PLC	12,550	822,527

ITT Corp.	2,535	97,268

Joy Global, Inc.#	6,200	132,060

Kennametal, Inc.	450	10,521

Lincoln Electric Holdings, Inc.	2,600	162,942

Manitowoc Co., Inc. (The)#	3,910	22,287

Manitowoc Foodservice, Inc.*	3,910	58,689

Middleby Corp. (The)*	1,600	175,424

Nordson Corp.	2,000	153,460

Oshkosh Corp.	1,790	87,442

PACCAR, Inc.	11,090	653,312

Parker Hannifin Corp.	2,960	343,419

Pentair PLC	3,816	221,633

Snap-On, Inc.	1,280	203,878

SPX Corp.	330	5,313

Spx Flow, Inc.*	1,230	36,851

Stanley Black & Decker, Inc.	4,220	472,302

Terex Corp.	3,730	89,110

Timken Co. (The)	600	21,378

Toro Co. (The)	2,340	202,293

Description	Number of Shares	Value

Trinity Industries, Inc.#	2,400	$46,824

Valmont Industries, Inc.	1,060	148,803

WABCO Holdings, Inc.*	2,050	229,928

Wabtec Corp.	3,320	275,328

Xylem, Inc.	5,010	209,318

		$9,921,404

MARINE – 0.0%**

Kirby Corp.*	2,000	127,640

PROFESSIONAL SERVICES – 0.3%

Dun & Bradstreet Corp. (The)	930	102,681

Equifax, Inc.	4,060	488,215

IHS, Inc., Class A*	1,640	202,015

ManpowerGroup, Inc.	1,860	143,276

Nielsen Holdings PLC	7,550	393,657

Robert Half International, Inc.	3,560	136,384

TransUnion*	4,100	122,795

Verisk Analytics, Inc.*	4,800	372,384

		$1,961,407

ROAD & RAIL – 0.9%

AMERCO	300	105,600

Avis Budget Group, Inc.*	3,080	77,308

CSX Corp.	32,400	883,548

Genesee & Wyoming, Inc., Class A*	2,100	136,731

Hertz Global Holdings, Inc.*	7,100	65,746

JB Hunt Transport Services, Inc.	2,980	246,982

Kansas City Southern	2,980	282,355

Landstar System, Inc.	1,590	104,224

Norfolk Southern Corp.	9,660	870,463

Old Dominion Freight Line, Inc.*	2,800	184,940

Ryder System, Inc.	1,840	126,813

Union Pacific Corp.	24,870	2,169,410

		$5,254,120

TRADING COMPANIES & DISTRIBUTORS – 0.2%

Air Lease Corp.	1,200	36,576

Fastenal Co.#	8,020	375,256

GATX Corp.#	690	31,699

HD Supply Holdings, Inc.*	6,400	219,392

MSC Industrial Direct Co., Inc., Class A	1,390	107,725

NOW, Inc.#,*	1,663	30,034

United Rentals, Inc.*	3,520	235,594

Watsco, Inc.	100	13,447

WW Grainger, Inc.#	1,440	337,709

		$1,387,432

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Macquarie Infrastructure Corp.	1,500	105,585

TOTAL INDUSTRIALS		$65,354,475

ANNUAL REPORT  /  April 30, 2016

14     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

INFORMATION TECHNOLOGY – 21.1%

COMMERCIAL SERVICES & SUPPLIES – 0.0%**

Sabre Corp.	3,620	$104,799

COMMUNICATIONS EQUIPMENT – 1.4%

ARRIS International PLC*	1,880	42,808

Brocade Communications Systems, Inc.	15,290	146,937

Cisco Systems, Inc.	163,050	4,482,244

EchoStar Corp., Class A*	2,370	96,980

F5 Networks, Inc.*	1,990	208,452

Harris Corp.	2,859	228,749

Juniper Networks, Inc.	10,390	243,126

Lumentum Holdings, Inc.*	3,110	78,683

Motorola Solutions, Inc.	6,030	453,396

Palo Alto Networks, Inc.*	1,790	270,057

QUALCOMM, Inc.	47,180	2,383,534

Viavi Solutions, Inc.*	5,890	38,344

		$8,673,310

COMPUTERS & PERIPHERALS – 3.5%

3D Systems Corp.#,*	7,000	123,830

Apple, Inc.	185,360	17,375,646

EMC Corp.	56,370	1,471,821

HP, Inc.	49,690	609,696

Lexmark International, Inc., Class A	3,030	116,958

NCR Corp.*	2,220	64,580

NetApp, Inc.	7,153	169,097

SanDisk Corp.	9,650	725,005

Western Digital Corp.	6,580	268,892

		$20,925,525

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%

Amphenol Corp., Class A	13,200	736,956

Arrow Electronics, Inc.*	2,940	182,574

Avnet, Inc.	4,660	191,619

CDW Corp.	4,990	192,115

Cognex Corp.	3,200	113,696

Corning, Inc.	32,770	611,816

Dolby Laboratories, Inc., Class A	150	7,141

Fitbit, Inc., Class A#,*	1,400	25,550

FLIR Systems, Inc.	2,090	63,139

Ingram Micro, Inc., Class A	4,800	167,760

IPG Photonics Corp.*	2,000	173,340

Jabil Circuit, Inc.	6,140	106,590

Keysight Technologies, Inc.*	3,645	95,062

National Instruments Corp.	4,030	111,107

Trimble Navigation Ltd.*	12,480	298,896

		$3,077,361

Description	Number of Shares	Value

INTERNET SOFTWARE & SERVICES – 4.2%

Akamai Technologies, Inc.*	5,850	$298,291

Alphabet, Inc., Class A*	9,195	6,508,957

Alphabet, Inc., Class C*	9,629	6,672,993

CoStar Group, Inc.*	1,300	256,503

eBay, Inc.*	35,990	879,236

Facebook, Inc., Class A*	70,680	8,310,554

GoDaddy, Inc., Class A#,*	750	22,777

IAC/InterActiveCorp	1,300	60,242

LinkedIn Corp., Class A*	3,170	397,233

Match Group, Inc.#,*	2,400	27,360

Pandora Media, Inc.#,*	6,900	68,517

Rackspace Hosting, Inc.*	5,080	116,180

Twitter, Inc.*	15,310	223,832

VeriSign, Inc.#,*	3,950	341,280

Yahoo!, Inc.*	28,030	1,025,898

Yelp, Inc.#,*	3,600	75,600

Zillow Group, Inc., Class A#,*	3,600	87,720

		$25,373,173

IT SERVICES – 4.5%

Accenture PLC, Class A	21,400	2,416,488

Alliance Data Systems Corp.*	1,590	323,263

Amdocs Ltd.	2,620	148,135

Automatic Data Processing, Inc.	17,930	1,585,729

Black Knight Financial Services, Inc., Class A#,*	400	12,792

Booz Allen Hamilton Holding Corp.	3,460	95,392

Broadridge Financial Solutions, Inc.	3,630	217,219

Cognizant Technology Solutions Corp., Class A*	19,210	1,121,288

Computer Sciences Corp.	3,800	125,894

CoreLogic, Inc.*	2,980	105,730

CSRA, Inc.	5,500	142,780

DST Systems, Inc.	1,670	201,536

Fidelity National Information Services, Inc.	7,243	476,589

First Data Corp., Class A*	4,800	54,672

Fiserv, Inc.*	9,560	934,203

FleetCor Technologies, Inc.*	2,600	402,168

Gartner, Inc.*	3,500	305,095

Genpact Ltd.*	11,200	312,368

Global Payments, Inc.	5,800	418,644

Hewlett Packard Enterprise Co.	52,790	879,481

International Business Machines Corp.	29,160	4,255,610

Jack Henry & Associates, Inc.	1,900	153,957

Leidos Holdings, Inc.	2,200	109,142

MasterCard, Inc., Class A	31,020	3,008,630

Paychex, Inc.	14,770	769,812

April 30, 2016  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    15

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Paypal Holdings, Inc.*	43,865	$1,718,631

Square, Inc., Class A#,*	2,800	41,692

Teradata Corp.*	6,070	153,571

Total System Services, Inc.	4,920	251,609

Vantiv, Inc., Class A*	8,100	441,774

VeriFone Systems, Inc.*	4,000	113,840

Visa, Inc., Class A	64,620	4,991,249

Western Union Co. (The)	18,640	372,800

Xerox Corp.	28,310	271,776

		$26,933,559

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.5%

Analog Devices, Inc.	9,220	519,270

Applied Materials, Inc.	46,080	943,258

Broadcom Ltd.	13,233	1,928,710

Cree, Inc.#,*	5,210	127,697

Cypress Semiconductor Corp.#	12,000	108,360

First Solar, Inc.*	3,500	195,440

Intel Corp.	158,570	4,801,500

KLA-Tencor Corp.	5,850	409,149

Lam Research Corp.	5,780	441,592

Linear Technology Corp.	5,310	236,189

Marvell Technology Group Ltd.	11,490	114,670

Maxim Integrated Products, Inc.	10,220	365,058

Microchip Technology, Inc.#	7,039	342,025

Micron Technology, Inc.*	29,600	318,200

NVIDIA Corp.	22,780	809,373

ON Semiconductor Corp.*	4,320	40,910

Qorvo, Inc.*	5,250	236,408

Skyworks Solutions, Inc.	6,000	400,920

SunEdison, Inc.*	17,500	4,148

SunPower Corp.#,*	900	18,126

Teradyne, Inc.	7,450	140,880

Texas Instruments, Inc.	37,900	2,161,816

Xilinx, Inc.	12,400	534,192

		$15,197,891

SOFTWARE – 4.5%

Activision Blizzard, Inc.	19,470	671,131

Adobe Systems, Inc.*	18,460	1,739,301

ANSYS, Inc.*	1,380	125,263

Atlassian Corp. PLC, Class A*	13,600	315,112

Autodesk, Inc.*	6,730	402,589

CA, Inc.	10,480	310,837

Cadence Design Systems, Inc.*	11,710	271,555

CDK Global, Inc.	4,676	222,437

Citrix Systems, Inc.*	4,990	408,382

Electronic Arts, Inc.*	10,310	637,673

FactSet Research Systems, Inc.	1,540	232,155

Description	Number of Shares	Value

FireEye, Inc.#,*	4,500	$78,075

Fortinet, Inc.*	2,400	78,024

Intuit, Inc.	10,700	1,079,523

Microsoft Corp.	260,099	12,971,137

NetSuite, Inc.#,*	1,600	129,664

Nuance Communications, Inc.*	9,100	156,338

Oracle Corp.	100,410	4,002,343

PTC, Inc.*	2,100	76,566

Red Hat, Inc.*	5,130	376,388

salesforce.com, Inc.*	20,430	1,548,594

ServiceNow, Inc.*	4,500	321,660

Splunk, Inc.*	2,400	124,752

SS&C Technologies Holdings, Inc.	1,600	97,840

Symantec Corp.	16,920	281,633

Synopsys, Inc.*	2,600	123,552

Tableau Software, Inc., Class A*	2,100	108,570

Ultimate Software Group, Inc.*	540	106,159

VMware, Inc., Class A#,*	1,910	108,698

Workday, Inc., Class A#,*	2,350	176,203

Zynga, Inc., Class A*	19,850	47,243

		$27,329,397

TELECOMMUNICATIONS – 0.0%**

Arista Networks, Inc.#,*	200	13,324

CommScope Holding Co, Inc.*	3,900	118,599

Zayo Group Holdings, Inc.*	200	5,192

		$137,115

TOTAL INFORMATION TECHNOLOGY		$127,752,130

MATERIALS – 2.9%

CHEMICALS – 2.0%

Air Products & Chemicals, Inc.	5,200	758,628

Airgas, Inc.	1,800	256,392

Albemarle Corp.	2,000	132,320

Ashland, Inc.	1,200	133,920

Axalta Coating Systems Ltd.*	4,300	122,421

Cabot Corp.	2,500	121,975

Celanese Corp.	3,500	247,450

CF Industries Holdings, Inc.	7,100	234,797

Chemours Co. (The)	20,600	187,872

Dow Chemical Co. (The)	30,800	1,620,388

E.I. du Pont de Nemours & Co.	24,300	1,601,613

Eastman Chemical Co.	4,000	305,520

Ecolab, Inc.	5,900	678,382

FMC Corp.	3,900	168,714

GCP Applied Technologies, Inc.*	2,900	64,177

Huntsman Corp.	9,900	155,826

International Flavors & Fragrances, Inc.	1,000	119,470

ANNUAL REPORT  /  April 30, 2016

16     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

LyondellBasell Industries NV, Class A	12,600	$1,041,642

Monsanto Co.	11,100	1,039,848

Mosaic Co. (The)	9,900	277,101

PPG Industries, Inc.	6,300	695,457

Praxair, Inc.	7,100	833,966

RPM International, Inc.	2,700	136,431

Scotts Miracle-Gro Co., Class A (The)	1,500	106,170

Sherwin-Williams Co. (The)	1,800	517,158

Valspar Corp. (The)	1,300	138,697

Westlake Chemical Corp.	1,300	65,247

WR Grace & Co.*	1,700	130,356

		$11,891,938
CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	1,000	74,120

Martin Marietta Materials, Inc.	1,400	236,922

Vulcan Materials Co.	3,400	365,942

		$676,984
CONTAINERS & PACKAGING – 0.3%

Avery Dennison Corp.	900	65,349

Ball Corp.	1,100	78,518

Bemis Co., Inc.	2,600	130,468

Graphic Packaging Holding Co.	9,100	120,848

Owens-Illinois, Inc.*	8,700	160,602

Packaging Corp. of America	2,200	142,736

Sealed Air Corp.	3,100	146,816

Silgan Holdings, Inc.	2,200	111,628

WestRock Co.	14,400	602,640

		$1,559,605
METALS & MINING – 0.4%

Alcoa, Inc.#	36,800	411,056

Freeport-McMoRan, Inc.	33,700	471,800

Newmont Mining Corp.	15,100	528,047

Nucor Corp.	10,900	542,602

Reliance Steel & Aluminum Co.	1,800	133,146

Royal Gold, Inc.#	1,100	68,882

Southern Copper Corp.#	4,600	136,482

Steel Dynamics, Inc.	6,200	156,302

Tahoe Resources, Inc.	6,000	84,780

United States Steel Corp.	12,100	231,231

		$2,764,328
PAPER & FOREST PRODUCTS – 0.1%

Domtar Corp.	3,100	119,784

International Paper Co.	13,800	597,126

		$716,910

TOTAL MATERIALS		$17,609,765

TELECOMMUNICATION SERVICES – 2.5%

Description	Number of Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.4%

AT&T, Inc.	186,400	$7,236,048

CenturyLink, Inc.	16,300	504,485

Frontier Communications Corp.#	37,700	209,612

Level 3 Communications, Inc.*	8,400	438,984

Verizon Communications, Inc.	120,600	6,143,364

		$14,532,493

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

SBA Communications Corp., Class A*	4,050	417,312

Sprint Corp.#, *	36,350	124,681

Telephone & Data Systems, Inc.	2,000	59,140

T-Mobile US, Inc.*	7,600	298,528

		$899,661

TOTAL TELECOMMUNICATION SERVICES		$15,432,154

UTILITIES – 1.5%

ELECTRIC UTILITIES – 0.8%

American Electric Power Co., Inc.	4,100	260,350

Avangrid, Inc.	2,900	116,290

Duke Energy Corp.	12,200	961,116

Edison International	2,500	176,775

Entergy Corp.	4,700	353,346

Eversource Energy	6,800	383,792

Exelon Corp.	16,000	561,440

FirstEnergy Corp.	9,600	312,864

NextEra Energy, Inc.	4,400	517,352

PPL Corp.	12,500	470,500

Southern Co. (The)	17,300	866,730

		$4,980,555

GAS UTILITIES – 0.0%**

AGL Resources, Inc.	1,800	118,548

Atmos Energy Corp.	800	58,040

UGI Corp.	1,400	56,336

		$232,924

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.1%

AES Corp.	15,300	170,748

Calpine Corp.*	8,800	138,864

NRG Energy, Inc.	10,000	151,000

		$460,612

MULTI-UTILITIES – 0.5%

CenterPoint Energy, Inc.	10,500	225,225

CMS Energy Corp.	6,200	252,216

Consolidated Edison, Inc.	5,300	395,380

Dominion Resources, Inc.	9,300	664,671

OGE Energy Corp.	5,900	174,581

April 30, 2016  /  ANNUAL REPORT

PORTFOLIO OF INVESTMENTS    17

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

PG&E Corp.	5,300	$308,460

Public Service Enterprise Group, Inc.	5,000	230,650

Sempra Energy	1,900	196,365

Vectren Corp.	1,100	53,735

WEC Energy Group, Inc.	1,900	110,599

Xcel Energy, Inc.	9,900	396,297

		$3,008,179

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	1,800	130,968

Aqua America, Inc.	3,600	113,976

		$244,944

TOTAL UTILITIES		$8,927,214

TOTAL COMMON STOCKS
(COST $460,090,568)		$605,465,036

INVESTMENT COMPANIES – 0.2%

EQUITY FUNDS – 0.2%

iShares Russell 1000 ETF	6,360	729,301

iShares Russell 1000 Growth ETF	2,500	247,125

iShares Russell 1000 Value ETF	2,500	252,225

TOTAL EQUITY FUNDS		$1,228,651

TOTAL INVESTMENT COMPANIES
(COST $1,225,092)		$1,228,651

RIGHTS – 0.0%**

Celgene Corp.*	89	100

Community Health Systems, Inc.*	3,700	22

TOTAL RIGHTS
(COST $142)		$122

WARRANTS – 0.0%**

American International Group, Inc. CW21, Expire 1/19/21*	2,055	38,593

Kinder Morgan, Inc., Expire 5/25/17*	16,345	572

TOTAL WARRANTS
(COST $48,690)		$39,165

TOTAL INVESTMENTS IN SECURITIES – 100.0%
(COST $461,364,492)		$606,732,974

Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.5%

REPURCHASE AGREEMENTS – 2.5%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $2,887,457, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $2,945,135.	$2,887,387	2,887,387

Description	Par Value	Value

Daiwa Capital Markets America, 0.32%,dated 4/29/16, due 5/02/16, repurchase price $2,887,464, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $2,945,134.	$2,887,387	$2,887,387

HSBC Securities USA, Inc., 0.27%, dated 4/29/16, due 5/02/16, repurchase price $2,887,452, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $2,945,142.	2,887,387	2,887,387

Mizuho Securities USA, Inc., 0.32%, dated 4/29/16, due 5/02/16, repurchase price $2,887,464, collateralized by U.S. Government Securities 2.00% to 8.00%,maturing 6/01/24 to 8/20/45; total market value of $2,945,135.	2,887,387	2,887,387

Nomura Securities International, Inc., 0.32%, dated 4/29/16, due 5/02/16,repurchase price $2,887,464, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $2,945,135.	2,887,387	2,887,387

TD Securities (USA) LLC, 0.30%, dated 4/29/16, due 5/02/16, repurchase price $759,745, collateralized by U.S. Government & Treasury Securities 1.38% to 4.50%, maturing 11/30/18 to 4/01/46; total market value of $774,920.	759,726	759,726

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $15,196,661)		$15,196,661

TOTAL INVESTMENTS – 102.5%
(COST $476,561,153)		$621,929,635

COLLATERAL FOR SECURITIES ON LOAN – (2.5%)		(15,196,661)

OTHER ASSETS LESS LIABILITIES – 0.0%**		175,267

TOTAL NET ASSETS – 100.0%		$606,908,241

ANNUAL REPORT  /  April 30, 2016

18     PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (concluded)

Cost of investments for Federal income tax purposes is $490,261,660. The net unrealized appreciation/(depreciation) of investments was $131,667,975. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $158,777,593 and net unrealized depreciation from investments for those securities having an excess of cost over value of $27,109,618.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks	$605,465,036	$ —	$ —	$605,465,036

Investment Companies	1,228,651	—	—	1,228,651

Rights	122	—	—	122

Warrants	39,165	—	—	39,165

Repurchase Agreements	—	15,196,661	—	15,196,661

Total	$606,732,974	$15,196,661	$ —	$621,929,635

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

**	Represents less than 0.05%.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2016  /  ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	19

April 30, 2016	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$476,561,153	(a)

Investments in repurchase agreements, at value	$15,196,661
Investments in securities, at value (Including $14,735,050 of securities on loan) (Note 2)	606,732,974	(b)

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	621,929,635

Income receivable	587,673
Receivable for shares sold	284,447
Receivable for investments sold	141,408
Prepaid assets	18,627

TOTAL ASSETS	622,961,790

LIABILITIES:
Payable to custodian	580,637
Collateral for securities on loan	15,196,661
Payable for shares redeemed	157,982
Payable for Trustees’ fees	2,005
Pending Litigation (See Note 7)	—
Other accrued expenses	116,264

TOTAL LIABILITIES	16,053,549

NET ASSETS	$606,908,241

NET ASSETS CONSIST OF:

Paid-in capital	$495,362,769
Undistributed (accumulated) net investment income (loss)	894,107
Accumulated net realized gain (loss) on investments	(34,717,117)
Net unrealized appreciation (depreciation) of investments	145,368,482

TOTAL NET ASSETS	$606,908,241

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$606,908,241

Shares outstanding (unlimited shares authorized)	35,886,797

Net Asset Value per share	$16.91

(a)	Includes $127,292 of investments in affiliated issuers.
(b)	Includes $190,495 of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

20	STATEMENT OF OPERATIONS

Year Ended April 30, 2016	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$11,250,593(a)(b)
Securities lending income	118,011

TOTAL INVESTMENT INCOME	11,368,604

EXPENSES:
Investment advisory fee	2,943,940
Administrative personnel and services fees	184,490
Portfolio accounting and administration fees	189,106
Custodian fees	51,696
Transfer and dividend disbursing agent fees and expenses	107,293
Trustees’ fees	43,263
Professional fees	73,331
Shareholder services fee—Class I	1,471,970
Share registration costs	19,734
Printing and postage	32,356
Miscellaneous	122,015

TOTAL EXPENSES	5,239,194

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(2,281,988)
Waiver of shareholder services fee—Class I	(1,471,970)
Waiver of portfolio accounting and administration fees	(13,266)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,767,224)

Net expenses	1,471,970

Net investment income (loss)	9,896,634

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	3,894,999
Net change in unrealized appreciation (depreciation) of investments	(32,021,505)

Net realized and unrealized gain (loss) on investments	(28,126,506)

Change in net assets resulting from operations	$ (18,229,872)

(a)	Net of foreign withholding taxes withheld of $2,627.
(b)	Includes $4,508 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	21

	Wilmington Large-Cap Strategy Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$9,896,634	$6,790,674
Net realized gain (loss) on investments	3,894,999	21,054,159
Net change in unrealized appreciation (depreciation) of investments	(32,021,505)	33,516,495

Change in net assets resulting from operations	(18,229,872)	61,361,328

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class I	(9,665,314)	(6,747,267)
Distributions from net realized gain on investments
Class I	(43,348,922)	(24,762,981)

Change in net assets resulting from distributions to shareholders	(53,014,236)	(31,510,248)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class I	449,044,771	60,761,127
Distributions reinvested
Class I	40,639,425	25,089,595
Cost of shares redeemed
Class I	(280,509,480)	(44,130,686)

Change in net assets resulting from share transactions	209,174,716	41,720,036

Change in net assets	137,930,608	71,571,116
NET ASSETS:
Beginning of year	468,977,633	397,406,517

End of year	$606,908,241	$468,977,633

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$894,107	$508,024

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class I	25,238,721	3,448,351
Distributions reinvested
Class I	2,328,850	1,383,832
Shares redeemed
Class I	(17,083,773)	(2,435,973)

Net change resulting from share transactions	10,483,798	2,396,210

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

22	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:
WILMINGTON LARGE-CAP STRATEGY FUND†

CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$18.46	$17.27	$14.63	$12.84	$12.13		$9.39
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.29	0.28	0.27	0.26	0.16		0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.42)	2.19	2.65	1.79	0.71		2.72
Total Income (Loss) From Operations	(0.13)	2.47	2.92	2.05	0.87		2.92
Less Distributions From:
Net Investment Income	(0.28)	(0.27)	(0.28)	(0.26)	(0.16)		(0.18)
Net Realized Gains	(1.14)	(1.01)	—	—	—		—
Total Distributions	(1.42)	(1.28)	(0.28)	(0.26)	(0.16)		(0.18)
Net Asset Value, End of Year	$16.91	$18.46	$17.27	$14.63	$12.84		$12.13

Total Return(b)	(0.87)%	14.52%	20.12%	16.25%	7.32%		31.24%
Net Assets, End of Year (000’s)	$606,908	$468,978	$397,407	$399,710	$374,903		$429,467
Ratios to Average Net Assets
Gross Expense	0.89%	0.86%	0.87%	0.88%	0.74	%(c)	0.69%
Net Expenses(d)	0.25%	0.25%	0.25%	0.25%	0.25	%(c)	0.25%
Net Investment Income (Loss)	1.68%	1.52%	1.71%	1.99%	1.70	%(c)	1.72%
Portfolio Turnover Rate	81%	15%	29%	24%	19%		39%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Large-Cap Strategy Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	23

Wilmington Funds

April 30, 2016

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 16 portfolios, 1 of which is presented herein (referred to as the “Fund”). The remaining 15 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

On June 18, 2015, Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) and Wilmington Trust Investment Advisors, Inc. (“WTIA”), recommended, and the Board of Trustees (“Trustees”) approved, the liquidation of the Mid-Cap Growth Fund, Small-Cap Growth Fund and the Small-Cap Strategy Fund (the “Liquidating Funds”). Effective upon the close of business of the New York Stock Exchange on June 22, 2015, the Liquidating Funds no longer accepted purchase orders of any kind. The liquidation date was July 20, 2015 for the Small-Cap Growth Fund and August 3, 2015 for the Mid-Cap Growth Fund and Small-Cap Strategy Fund. On the liquidation date, each Liquidating Fund made a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the respective Fund in a complete redemption and cancellation of each Fund’s shares held by each remaining shareholder, and the Fund dissolved.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

ANNUAL REPORT / April 30, 2016

24	NOTES TO FINANCIAL STATEMENTS (continued)

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The policy of the Fund is to disclose transfers between levels based on valuations at the beginning of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. For the year ended April 30, 2016, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2016, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund
BNP Paribas Securities Corp.	$ 2,887,387	$ 2,887,387	$—	$—
Daiwa Capital Markets America	2,887,387	2,887,387	—	—
HSBC Securities USA, Inc.	2,887,387	2,887,387	—	—
Mizuho Securities USA, Inc.	2,887,387	2,887,387	—	—
Nomura Securities International, Inc.	2,887,387	2,887,387	—	—
TD Securities (USA) LLC	759,726	759,726	—	—
	$ 15,196,661	$ 15,196,661	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	25

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Fund to the actual amounts when the amounts are determined.

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2016, the Fund did not incur any interest or penalties.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Fund is not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with their custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolio of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts received and create one single net payment due to or from the Fund.

At April 30, 2016, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund	$14,735,050	$14,735,050	$—

(1) Collateral with a value of $15,196,661 has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns filed for the periods ended 2015, 2014 and 2013, as well as the current year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the “mark-to-market” of passive foreign investment companies and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Fund.

For the year ended April 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:

ANNUAL REPORT / April 30, 2016

26	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Large-Cap Strategy Fund	$—	$154,763	$(154,763)

The tax character of distributions for the corresponding fiscal years as reported on the Statements of Changes in Net Assets were as follows:

	2016		2015
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income*	Capital Gains	Income*	Capital Gains
Large-Cap Strategy Fund	$10,084,312	$42,929,924	$6,747,267	$24,762,981

    *    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
Large-Cap Strategy Fund	$891,438	$—	$—	$131,667,975	$—	$(21,013,941)

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2016 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Gains
Large-Cap Strategy Fund	$—	$21,569,511	$(555,570)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to the Fund. WTIA provides sub-advisory services to the Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Fund pays WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2016, so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. WFMC will not recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	27

BNYM and WFMC may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary waiver at any time at their sole discretion. For the year ended April 30, 2016, BNYM waived amounts identified in the Statement of Operations as “Waiver of portfolio accounting and administration fees” and WFMC did not waive any administrative personnel and services fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS, the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For year ended April 30, 2016, no affiliates of the Advisor received these fees.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or the Fund.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during year ended April 30, 2016 are as follows:

	Balance of			Balance of
	Shares Held	Purchases/	Sales/	Shares Held	Value at	Dividend	Realized
Fund/Affiliated Security Name	4/30/2015	Additions	Reductions	4/30/16	4/30/16	Income	Gain/(Loss)
Large-Cap Strategy Fund:
M&T Bank Corp.	1,610	—	—	1,610	$190,495	$4,508	$—

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for year ended April 30, 2016 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$221,287

5.	INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the year ended April 30, 2016 were $637,138,719 and $469,662,870, respectively.

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser, common Trustees and/or common officers complies with rule 17a-7of the Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended April 30, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7of the Act as follows:

Fund/Affiliated Fund Name	Purchases	Sales	Received Gain (Loss)
Large-Cap Strategy Fund:
Small-Cap Strategy Fund(a)	$2,476,586	$154,262	$(160,490)

(a) The liquidation date was August 3, 2015.

6.	LINE OF CREDIT

Effective March 9, 2016, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of this LOC is March 8, 2017.

ANNUAL REPORT / April 30, 2016

28	NOTES TO FINANCIAL STATEMENTS (continued)

Prior to March 9, 2016, the Trust participated in a $20,000,000 LOC with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion.

The Fund did not utilize the LOC for the year ended April 30, 2016.

7.	LEGAL PROCEEDINGS

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business. For example, certain creditors of Tribune Co., which has recently emerged from bankruptcy, have filed actions against former Tribune shareholders, (collectively, the “Lawsuits”) who tendered their shares when Tribune went private in 2007 as part of a leveraged buyout (“LBO”). These creditor plaintiffs seek the return of all proceeds received by the former Tribune shareholders. These cases are consolidated in a Multi-District Litigation (“MDL”) in the U.S. District Court for the Southern District of New York. One of the cases remains pending before the trial court, while the others were dismissed by the trial court on a motion to dismiss. The U.S. Court of Appeals for the Second Circuit affirmed the trial court’s dismissal of the other cases in March 2016. There are thousands of defendants in the MDL, including the Large-Cap Strategy Fund (the “Fund”). The suits all seek the same thing: disgorgement of the amounts received by the former Tribune shareholders as part of the LBO, but by different legal theories. Although management currently believes that the resolution of the claims against the Fund, individually or in the aggregate, will not have a materially adverse impact on the Fund’s financial positions, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters could change in the future.

Litigation counsel to the Fund in the Lawsuits does not believe that it is possible, at this stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the Fund arising from the Lawsuits. Until the Fund can do so, no reduction of its net asset value will be made relating to the Lawsuits. However, even if the plaintiffs in the lawsuits were to obtain the full recovery they seek, the amount would be less than 0.05% of the Fund’s net asset value as of April 30, 2016. The Fund can’t predict what its size might be at the time that the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of the Fund will pay or receive, as the case may be, a price based on net asset value of the Fund, with no adjustment relating to the Lawsuits. The attorneys’ fees and costs relating to the Lawsuits will be taken as expenses by the Fund as incurred and in a manner similar to any other expense incurred by the Fund.

8.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, there are no material events that would require recognition or disclosure in the Fund’s financial statements through this date.

9.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2016, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Strategy Fund	94.96%

For the fiscal year ended April 30, 2016, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Large-Cap Strategy Fund	100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

April 30, 2016 / ANNUAL REPORT

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wilmington Large-Cap Strategy Fund (one of the series constituting the Wilmington Funds) (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large-Cap Strategy Fund (one of the series constituting the Wilmington Funds) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2016

ANNUAL REPORT / April 30, 2016

30	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 16 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD); Senior Vice President of M&T Bank.

Other Directorships Held: None.

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2016 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	31

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn medical and electronic products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).
Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2016

32	BOARD OF TRUSTEES AND TRUST OFFICERS

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellan Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).
Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).
Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

April 30, 2016 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	33

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2016

34

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2016 / ANNUAL REPORT

35

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2016

36

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2016 / ANNUAL REPORT

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WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-EQ-0416

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON
FUNDS

April 30, 2016

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Multi-Manager Equity Fund

Wilmington Multi-Manager International Fund

Alternatives Fund

Wilmington Multi-Manager Alternatives Fund

Asset Allocation Funds

Wilmington Multi-Manager Real Asset Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Strategic Allocation Moderate Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Multi-Manager International Fund (“International Fund”)

Wilmington Multi-Manager Alternatives Fund (“Alternatives Fund”)

Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)

Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)

Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)

Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)

[This Page Intentionally Left Blank]

i

Dear Investor:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s fiscal year of May 1, 2015, through April 30, 2016. Inside you will find a comprehensive review of the Trusts’ holdings and financial statements.

The Economy and Financial Markets in Review

Wilmington Funds Management Corporation, the investment advisor to the Trust, and Wilmington Trust Investment Advisors, Inc., the sub-advisor to the Trust, have provided the following review of the economy, bond markets, and stock markets for the Trust’s fiscal year.

The Economy

While the U.S. economy continued to expand, the growth in gross domestic product (“GDP”) turned successively weaker with each quarter. GDP grew a healthy 3.9% in the second quarter of 2015, but the pace of growth slowed to 2.0% in the third quarter, decelerated to a tepid 1.4% gain in the fourth quarter, and nearly came to a standstill with a marginal gain of 0.5% in the first quarter of 2016.i

ihttp://www.bea.gov/national/index.htm#gdp

A strong U.S. dollar, weak global economy, falling oil prices, and sluggish wage growth were contributing factors to this disappointing economic performance.

The unemployment rate declined to 5.0% in April of 2016, down from the 5.5% rate in May of 2015. While the lower unemployment rate is welcome, the overall employment picture remains mixed, as the labor participation rate (62.8%) is stuck at historical lows, while wage growth is muted, increasing just 2.5% in the last 12 months.ii

iihttp://www.bls.gov/news. release/empsit.nr0.htm

The price of oil continued its long slide. West Texas Intermediate (a grade of crude oil used as an oil pricing benchmark) fell from nearly $60 per barrel to just under $46 per barrel, after dipping below $30 per barrel in January.iii This price decline has severely impacted both the oil industry and the banks that have made loans to oil-related companies. The savings to consumers are real, but seem not to have translated into the level of spending that might accelerate economic growth.

iiihttp://www.eia.gov/dnav/pet/hist/LeafHandler.ashx?n=PET&s=RWTC&f=D

The Federal Reserve (the “Fed”) raised the federal funds rate by 25 basis points1 (0.25%) in December 2015, the first such hike since 2006. With the announcement came a statement of intentions regarding the pace of future hikes. As the economy subsequently weakened, however, the Fed moderated its position on future rate increases, communicating that any increases would come only after a careful analysis of U.S. economic health and global stock market stability.

The Bond Markets

Yields fluctuated widely over the course of the Trust’s fiscal year. The 10-year Treasury note began May 2015 with a yield of 2.05%, peaking at 2.50% in June, only to quickly fall as investors rushed to safety amid a global stock market rout in August. Yields eventually turned higher as the prospect of a Fed hike in December grew. By the end of April 2016, however, yields ended lower at 1.83% on expectations that the Fed would put off any additional rate hikes in the near term.iv

ivhttp://www.treasury.gov/resource-center/data-chart-center/interest-rates/Pages/TextView.aspx?data=yieldYear&year=2016

The Barclays U.S. Aggregate Index2 turned in a modestly positive performance, gaining 2.72% over the 12-month period ended in April 2016. The Barclays U.S. Long-Term Treasury Index3 was the top gainer, rising 5.49%.

The high-yield market was buffeted by liquidity concerns toward the end of the calendar year, but managed to stabilize in the months that followed. The Barclays U.S. Corporate High Yield Bond Index4 ended lower, losing 1.12%.

In the tax-exempt market, concerns about a bond default by Puerto Rico were not enough to prevent a strong performance in municipal bonds, as the Barclays Municipal Bond Index5 gained 5.29%.

Global bond markets enjoyed an even stronger performance as central bankers from Europe to Japan pursued monetary easing and even negative interest rates in attempts to jump-start their struggling economies. The Barclays Global Aggregate ex-USD6 jumped 6.55% over the last 12 months ended April 30, 2016.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain Barclays indices performed as follows7:

Barclays U.S. Aggregate Bond Index	Barclays U.S. Treasury Bond Index[8]	Barclays U.S. Mortgage-Backed Securities Index[9]	Barclays U.S. Credit Bond Index[10]	Barclays Municipal Bond Index
2.72%	2.83%	2.56%	2.77%	5.29%

PRESIDENT’S MESSAGE / April 30, 2016 (unaudited)

ii

The Stock Markets

The U.S. stock market experienced sharp declines and price recoveries, but was unable to break out of the trading range it’s occupied for the last 18 months.

Stocks weathered a number of challenges, beginning the fiscal year with the threat of a Greek bankruptcy and the country’s withdrawal from the European Union. No sooner was that crisis resolved than investors were confronted with an unexpected currency devaluation by China, which led to sharp losses in stock prices in the month of August, a slide that extended into September.

Prices staged a strong recovery in October, recouping most of their previous losses as Europe hinted at monetary stimulus, China cut rates, and the Fed delayed its anticipated interest rate increase.

January turned in nearly a mirror performance of August as oil prices resumed their slide, anxieties grew about China’s economic health, and the world’s economies remained stagnant. Stocks staged yet another recovery in March, sparked by firming oil prices, fresh monetary easing in Europe, and new stimulus steps in China.

After all the market gyrations, stocks ended generally right where they began, with the Russell 3000 Index11, a broad domestic market index, falling just 0.18%, for the year ended April 30, 2016.

U.S. large-cap stocks outperformed mid-cap and small-cap stocks, as indicated by the 1.21% gain in the S&P 500 index12 and the declines in the Russell Midcap Index13 (-2.14%) and the Russell 2000 Index14 (-5.94%).

While growth stocks led performance in the large-cap space – the Russell 1000 Growth Index15 rose 1.07% versus a small loss in the Russell 1000 Value Index16 (-0.40%) – they underperformed value stocks significantly in the mid-cap and small-cap markets.

The best-performing S&P industry sectors were utilities (+14.26%), consumer staples (+10.46%), and telecommunication services (+9.71%). The energy sector turned in the worst performance, sliding 15.18%.

Real estate posted a strong performance, with the FTSE NAREIT Equity REITs Index17 posting a gain of 7.86%.

Overseas markets endured a difficult year, as reflected in the 9.32% decline in the MSCI EAFE (net) Index18. Emerging markets were particularly hard hit, with the MSCI Emerging Markets (net) Index19 losing 17.87%.

For the 12-month reporting period May 1, 2015 through April 30, 2016, certain stock market indices performed as follows:

S&P 500 Index	Dow Jones Industrial Average[20]	NASDAQ Composite Index[21]	MSCI All Country World ex-US (Net) Index[22]
1.21%	2.25%	-2.19%	-11.28%

The markets this past year have been a reminder that a broadly diversified portfolio and the patience to stay invested through periods of market volatility can be essential to long-term investment success.23 We remain committed to managing your assets with a long-term view and working hard in the year ahead to help you reach your important financial goals.

Sincerely,

Christopher D. Randall

President

May 27, 2016

For more complete information, please download the Funds’ prospectus, which is available on www.wilmingtonfunds.com, or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

April 30, 2016 (unaudited) / PRESIDENT’S MESSAGE

iii

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Funds, and you should not expect that the investment advisor will provide financial support to the Funds at any time.

1.	Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield.

2.	Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

3.	Barclays U.S. Long-Term Treasury Index is an unmanaged index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

4.	Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices.

5.	Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond markets. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Global Aggregate ex-USD provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. An investment cannot be made directly in an index.

7.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

8.	Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

9.	Barclays U.S. Mortgage Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

10.	Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

11.	The Russell 3000 Index is a capitalization weighted index that seeks to be a benchmark of the entire U.S. stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in the U.S. based on market capitalization.

12.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

13.	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

14.	Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

15.	Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

16.	Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

17.	FTSE NAREIT Equity REITs Index is a free float-adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

18.	MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

19.	MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

20.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

21.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

22.	MSCI All Country World ex-US (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. market. The index consists of 44 countries indices comprising 23 developed and 21 emerging market country indices. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

23.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE / April 30, 2016 (unaudited)

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WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, Wilmington Multi-Manager International Fund (the “Fund”) had a total return of -10.82% for Class A Shares and -10.70% for Class I Shares, versus its benchmark, the Morgan Stanley Capital International – All Country World ex-US Index (Net, USD) (“MSCI ACWI ex-US”)** which had a total return of -11.28%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the United States.

During the reporting period, banking was the worst performing industry within the benchmark, detracting 3.17% from the benchmark return. Consequently, the Fund’s 6.02% underweight to banks contributed 0.80% to excess return – the largest contribution by any industry. The Fund’s combined 0.73% underweight to three major Chinese state banks contributed an aggregate 0.30% to excess return. Additionally, 0.74% and 0.25% underweights to struggling HSBC and Barclays contributed 0.24% and 0.12% to excess return.

Metals and mining contributed 0.51% to excess return – the second largest contribution by any industry. A 0.36% overweight to Franco-Nevada Corporation and a 0.84% overweight to gold producer Newcrest Mining contributed 0.28% and 0.25%, respectively. A 1.02% underweight to the global insurance industry, adversely impacted by poor returns on investment portfolios, provided the third largest contribution, 0.48%. In particular, a 0.43% underweight to three large Chinese insurers, which were especially hard-hit by the collapse in Chinese equities, contributed 0.21%. A 0.99% overweight to the chemical sector provided the fourth largest contribution, 0.37%. Finally, a 2.31% underweight to oil and gas, which was still adversely impacted by weak oil prices, contributed 0.30%.

A 2.24% overweight to the machinery industry detracted -0.43% from the Fund’s excess return. Within machinery, a 1.07% overweight to Japanese robotics manufacturer Fanuc detracted -0.45%. The automobile industry detracted -0.39%. Overweights of 0.18% and 0.13% to China’s Great Wall Motor and Volkswagen detracted -0.51% and -0.18% from return. The semiconductor industry detracted -0.34%. Overweights of 0.12%, 0.43%, and 0.08% to Inotera Memories, NXP Semiconductors, and SK Hynix detracted -0.29%, -0.21%, and -0.12%, respectively. The global semiconductor industry lagged on China’s announcement that it intended to become fully self-sufficient in semiconductors.

Viewed from the perspective of country equity markets, a 2.07% underweight to Chinese equity market provided the Fund’s greatest contribution to return, 0.51%. The benchmark index for Hong-Kong traded Chinese stocks dropped 28.24% during the reporting year. A 2.14% overweight to German stocks provided the second greatest contribution, at 0.47%. A 0.28% overweight to Adidas was singularly responsible for a 0.23% return. A 3.07% underweight to Canadian stocks contributed 0.46%.

A 7.36% overweight to the U.S. equity market detracted -0.88% from return. The detractors were U.S. pharmaceutical companies which, after tax inversions, established international domicile. Obviously, the negative contributions of the U.S. equities to the Fund reflect the prospects of particular pharmaceutical stocks, not of the general U.S. equity market. A 0.86% overweight to Ireland-based

Shire, another pharmaceutical, detracted -0.20% of Ireland’s -0.25% negative contribution.

From a currency standpoint, underweights of 3.57%, 4.08%, 2.08%, and 3.56% to the Canadian dollar, Hong Kong dollar, Australian dollar, the pound sterling contributed 0.86%, 0.67%, 0.51%, and 0.26%, respectively. The Canadian dollar and Australian dollar continued to depreciate with commodity weakness. Pound sterling depreciated as concerns mounted over whether the UK would leave the European Union. The Hong Kong dollar is fixed against the U.S. dollar; however, the Chinese currencies in both our Fund and in the benchmark are denominated in dollars, and their returns were negative in the quarter. Underweights of 1.89% and 2.22% to the Taiwan dollar and Korean won detracted -0.12% and -0.11%, respectively, reflective more of underlying stocks than of currency moves.

As of April 30, 2016, our sub-advisor line-up consisted of the following asset managers: JO Hambro Capital Management (“Hambro”), Dimensional Fund Advisors LP (“DFA”), LSV Asset Management (“LSV”), Northern Cross LLC, Oberweis Asset Management, Parametric Portfolio Associates LLC (“Parametric”), and Wilmington Trust Investment Advisors, Inc. (“WTIA”). Hambro invests primarily in developed-country growth stocks. Northern Cross invests primarily in developed-country core stocks. DFA and LSV invest primarily in developed-country value stocks. Oberweis invests in developed-country small-cap stocks. Parametric invests in emerging markets.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -15.75%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (“MSCI ACWI ex-US”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. The index is unmanaged and it is not possible to invest directly in an index.

ANNUAL REPORT / April 30, 2016 (unaudited)

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of Wilmington Multi-Manager International Fund from April 30, 2006 to April 30, 2016, compared to the MSCI ACWI ex-US Index (Net, USD).2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -15.75%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years
Class A^	-15.75%	-2.23%	0.08%
Class I^	-10.70%	-0.95%	0.84%
MSCI ACWI ex-US Index (Net, USD)[2]	-11.28%	-0.13%	1.70%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.73% and 1.32%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.48% and 1.19%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the MSCI ACWI ex-US Index (Net, USD) assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2016 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Multi-Manager Alternatives Fund (the “Fund”) had a total return of -7.48%* for Class A Shares and -7.22%* for Class I Shares, versus its benchmark, the HFRX Global Hedge Fund Index**, which had a total return of -7.18%.

Fund Highlights

The Fund experienced a challenging year along with many of its peers. Manager cross correlation remained low, but losses were experienced in most strategies. The Fund’s annualized volatility for the fiscal year was 6.10%, the realized beta against the S&P 500 was 0.30, and the realized correlation to the Barclays US Aggregate was -0.26.

Performance by Strategy

Long/Short Equity was the largest negative contributor to the Fund. Losses were concentrated in the Fund’s healthcare sleeve, which is managed by Highland Capital Healthcare Advisors, L.P., as the sector saw a severe drawdown relative to the wider equity market starting late in the summer. The Fund had a significant biotech exposure on high growth rates and reasonable valuations. This sub-sector, as measured by the NASDAQ Biotechnology Index, fell 20% on worries of government induced price controls. While we retain conviction in the healthcare manager, the speed and magnitude of the selloff led to a reduction in our allocation. Late in the year we added Analytic Investors, LLC, a Los Angeles based firm founded in the 1970’s with over $15 billion in assets. They take a systematic approach in global large cap equities exploiting the low volatility factor. They go long on companies with low risk and high expected return based on their models and short stocks with higher risk and lower expected returns. During the year, the Fund parted ways with Calamos Advisors, LLC, after the manager experienced a heightened level of turnover on their investment team.

The global macro strategy that is managed by PE/Global LLC maintained a long dollar position throughout the year based on the manager’s quantitative model. After paying off handsomely as the dollar rose dramatically from July 2014 through April of 2015, the position has been largely range bound with the US Dollar/Euro exchange rate oscillating between a high of 1.17 and a low of 1.06 during the fiscal year. Ultimately, the strategy proved unprofitable during the fiscal year, though it retained its diversification properties.

Our event driven strategy, accessed through the Arbitrage Fund, posted modest gains for the period. After seeing some losses on broken deals late last summer, the Arbitrage Fund grounded out low volatility positive performance the remainder of the year.

Our corporate credit strategies were down moderately for the period. Well over 100% of the losses occurred from November all the way through January as fears of contagion in the high yield market caused spreads to widen to levels last seen during the U.S. debt downgrade episode in 2011. Since mid-February 2016, spreads have tightened rapidly leading to strong performance in the current calendar year-to-date period.

Options arbitrage, managed by Parametric Risk Advisers, saw slight losses and remained negatively correlated to the other strategies.

The strategy made money during the first 10 months of the fiscal year in a generally range bound market, but lost money during March 2016 as the strong equity market rally led to index levels expiring well above strike prices.

Commentary & Outlook

It was a difficult year, but management is encouraged by the opportunities available across the financial markets in which our sub-advisors participate. Despite the market turmoil in early 2016, most global growth is still slowly improving and we believe risk of a near term recession is low. We do not expect dramatic increases in equity markets, but fundamentals still support gains and there are hopeful signs that stock dispersion is rising. In high yield credit markets, spreads have tightened dramatically since early 2016, but remain 150 basis points higher than last year. While many participants expect defaults to tick up, especially among energy issuers, overall corporate health is strong. Volatility within currency markets has risen sharply and looks to remain elevated as the Fed does or doesn’t move towards additional rate hikes. Lastly, merger activity continues to be robust with deal volume continuing to increase year over year.

The Fund uses derivatives, which primarily consists of equity index options and currency futures, to enhance the returns of the Fund. During the fiscal year, the use of equity index options had a positive impact but the use of the currency futures had negative impact relative to the Fund’s benchmark.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -12.55%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is composed of active private funds with assets under management of a least $50 million reporting to Hedge Fund Research, Inc. (“HFRX”). The performance results reported by HFRX are asset weighted. The index is unmanaged and it is not possible to invest directly in an index.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a coefficient which measures the volatility of the stock’s returns relative to a given market index.

ANNUAL REPORT / April 30, 2016 (unaudited)

The NASDAQ Biotechnology Index is a stock market index made up of securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either Biotechnology or Pharmaceuticals.

Valuation is the process of determining the current worth of an asset or company. There are many techniques that can be used to determine value, some are subjective and others are objective.

Correlation is a statistical measure of how two securities move in relation to each other.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and collateralized mortgage obligations. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

April 30, 2016 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Multi-Manager Alternatives Fund from January 12, 2012 (start of performance) to April 30, 2016 compared to the HFRX Global Hedge Fund Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -12.55%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	Start of Performance (1/12/2012)
Class A^	-12.55%	-0.35%
Class I^	-7.22%	1.21%
HFRX Global Hedge Fund Index[2]	-7.18%	0.76%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 3.36% and 2.89%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 3.11% and 2.64%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the HFRX Global Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2016 (unaudited)

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, Wilmington Multi-Manager Real Asset Fund (the “Fund”) had a total return of -3.09%* for Class A Shares and -2.89%* for Class I Shares, versus its benchmarks, the Barclays World Government Inflation Linked Bond Index (hedged, USD) (“Barclays World GILB Index”) ** and its Blended Index which had total returns of 0.07% and -1.50%, respectively.

The Blended Index is currently a mix of 50% Barclays World GILB Index, 35% S&P Developed Property Index**, and 15% Bloomberg Commodity Index**. During this period, the Fund’s relative underperformance was largely due to the underlying managers lagging their respective benchmarks. Though tactical asset allocation decisions at the Fund level produced positive contributions, specifically our underweight to diversified commodities and overweight to real-estate related securities, these tailwinds could not offset the manager drag during the recent fiscal year.

The Fund much of the year allocated a 5% overweight to public real-estate securities at the expense of global inflation linked bonds (“ILB’s”). However, at the start of 2016, driven by muted prospects of aggressive interest rate policies, global growth and the attractiveness of U.S. breakeven valuations, our team repositioned the portfolio to tactically eliminate international inflation linked bonds, commodities and elevate global real-estate exposures.

Real yields on ILB’s generally declined during the year as softness in the Chinese economy and an accommodative central bank, reduced the likelihood of accelerating near-term inflation. Energy prices began a slow climb after the turn of the year from the lows witnessed in 2015. Despite the firming energy prices, break-even inflation declined and inflation linked notes trailed nominal bonds. Global ILB’s, ex-U.S. Treasury Inflation-Protected Securities (“TIPS”), were down -2.16% during the fiscal year with the majority of negative performance coming from commodity heavy countries such as Canada, Australia and New Zealand. U.S. TIPS and Japanese linkers were the bright spots during the fiscal year with Japanese issuance up close to 9% on the back of Prime Minister Shinz Abe’s movement to enforce policies designed to overcome their persistent deflation. The Fund’s overall ILB allocation underperformed its index by approximately 100 basis points as the active managers transitioned from a global mandate to a U.S. TIPS only allocation. The preponderance of the underperformance was reflective of an out-of-benchmark allocation to emerging market linkers, particularly Brazil, and optimistic positioning on U.S. breakeven inflation appreciation.

Global real-estate securities, as measured by the S&P Developed Property Index, were up during the fiscal year as real-estate markets benefited from steady interest rates, reasonable valuations and investor’s thirst for yield. Foreign real-estate, as a group, was negative during the fiscal year largely due to the implications of a potential British exit (“Brexit”) harming U.K. REITS and pronounced depreciation in Hong Kong REITS driven by Chinese economic weakness. Positive REIT results were seen in the U.S., continental Europe and Australia, which was a result of attractive growth and yield dynamics along with increased mergers and acquisitions activity at premium pricing. Weak manager performance was a result of poor stock selection by CBRE Clarion Securities.

Commodities proved to be the worst performer among the three asset classes for the fiscal year ending -16.9% as measured by the Bloomberg Commodity Index. Energy prices, though in an upward trajectory at fiscal year-end, declined dramatically from the previous year-end as global growth, a glut of oil aided by increasingly efficient extraction methods and Saudi Arabia’s drive to recapture lost market share conspired to negatively pressure pricing. A scarcity of factors that would accelerate global demand kept broad commodities, ex-energy, weakened with no obvious catalyst in sight. Our teams continued tactical underweight to commodities became a complete position elimination going into 2016 as we contended that the pick-up in marginal return from commodities would not overcome the pronounced volatility we would experience.

The Fund uses derivatives, which include interest rate/inflation options, interest rate futures, interest rate/inflation swaps, and credit default swaps, to enhance returns of the Fund and to hedge (or protect) against adverse movements in interest rates and movements in the bond markets. During the fiscal year, the Fund’s use of derivatives had a neutral impact on the relative performance of the Fund verses its benchmark.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -8.42%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Barclays World Government Inflation-Linked Bond Index measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linker fund is likely to invest.

S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

Bloomberg Commodity Index Total Return is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2016 (unaudited) / ANNUAL REPORT

WILMINGTON MULTI-MANAGER REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Multi-Manager Real Asset Fund from April 30, 2006 to April 30, 2016 compared to the Barclays World Government Inflation-Linked Bond Index2 (“Barclays World GILB Index”) and the Real Asset Blended Index.2,3

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -8.42%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years
Class A^	-8.42%	-0.40%	1.97%
Class I^	-2.89%	0.98%	2.79%
Barclays World Government Inflation-Linked Bond Index[2]	0.07%	3.72%	4.82%
Real Asset Blended Index[2,3]	-1.50%	2.73%	4.19%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.57% and 1.34%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.32% and 1.09%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and a hypothetical investment of $1,000,000 in Class I of the Fund from and assumes the reinvestment of all dividends and distributions.

2	The performance for the Barclays World GILB Index and the Real Asset Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

3	The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50% Barclays World GILB Index, 35% S&P Developed Property Index and 15% Bloomberg Commodity Index.

ANNUAL REPORT / April 30, 2016 (unaudited)

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, Wilmington Strategic Allocation Conservative Fund (the “Fund”) returned -1.50%* for Class A Shares and -1.24%* for Class I Shares, versus its benchmarks, the Barclays US Aggregate Bond Index and the Conservative Blended Index**, which returned 2.72% and 0.83%, respectively.

The Wilmington Strategic Allocation Conservative Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Committee and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Conservative Blended Index.

Over the past year, the Class I Shares underperformed the Conservative Blended Index by 2.07%. During the period, tactical decisions contributed to relative performance, while underlying manager performance and fees caused the Fund to lag the benchmark. During the fiscal year, markets expressed tumult in reaction to the opaque path of U.S. interest rate hikes, a weakening Chinese economy and dramatic price reductions in energy. The Eurozone continued to face the threat of deflation despite a modicum of economic stability in key member countries and its persistent application of Quantitative Easing.

The Conservative Fund, irrespective of the macro malaise and global uncertainty, found value in tactical rotation amongst perceived undervalued assets. Positive relative performance was largely relegated to having no position in the faltering energy and commodity space, carving out an international small cap position from our ACWI Ex-US exposure and U.S. equity growth style decisions. Allocation performance detractors featured once additive positions such as a zero weight to international debt and a fixed income allocation to floating rate bank loans.

Performance of the active managers utilized by the Fund was negative for the year, driven primarily by positions in large cap growth managers Morgan Stanley and T. Rowe Price, which were each negatively affected by a sell-off in large technology names.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class I Shares was -6.93%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Barclays US Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Conservative Blended Index is calculated by the investment advisor and as of April 1, 2016 represents the weighted returns for the following indices: 14.2% Russell 1000 Index; 2.1% Russell 2000 Index; 5.2% MSCI EAFE Index; 1.0% MSCI Emerging Markets Index; 15.0% HFRI Fund of Funds Composite Index; 54.5% Barclays US Aggregate Bond Index; 2.0% Barclays US Corporate High Yield Bond Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P US REIT Index; 0.75% Barclays US Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Prior to April 1, 2016, the Conservative Blended Index represented the weighted returns for the following indices: 53% Barclays US Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Global Aggregate ex-US (unhedged)Index; 5% Barclays World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-US Investable Market Index (Net, USD); 3.5% S&P Global Developed Property Index; 1.5% Bloomberg Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The indices are unmanaged and it is not possible to invest directly in an index.

Quantitative Easing (“QE”) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2016 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Strategic Allocation Conservative Fund from April 30, 2006 to April 30, 2016, compared to the Barclays US Aggregate Bond Index2 and the Conservative Blended Index.2,3,4

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class I Shares was -6.93%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years
Class A^	-6.93%	0.87%	2.49%
Class I^	-1.24%	2.29%	3.33%
Barclays US Aggregate Bond Index[2]	2.72%	3.60%	4.95%
Conservative Blended Index (Old)[2,3]	0.81%	3.00%	4.00%
Conservative Blended Index[2,4]	0.83%	3.00%	4.00%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.04% and 1.44%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.79% and 1.19%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Barclays US Aggregate Bond Index and the Conservative Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

3	The Conservative Blended Index (Old) was based on a weighting of the following indices: 53% Barclays US Aggregate Bond Index; 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7.2% Russell 3000 Index; 7% Barclays Global Aggregate ex-US (unhedged) Index; 5% Barclays World Government Inflation-Linked Bond Index (hedged USD); 4.8% MSCI All Country World ex-US Investable Market Index (Net, USD); 3.5% S&P Global Developed Property Index; 1.5% Bloomberg Commodity Index; and 3% Citigroup 3-Month T-Bill Index.

ANNUAL REPORT / April 30, 2016 (unaudited)

4	The Conservative Blended Index is based on the weightings of the following indices: 14.2% Russell 1000 Index; 2.1% Russell 2000 Index; 5.2% MSCI EAFE Index; 1.0% MSCI Emerging Markets Index; 15.0% HFRI Fund of Funds Composite Index; 54.5% Barclays US Aggregate Bond Index; 2.0% Barclays US Corporate High Yield Bond Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P US REIT Index; 0.75% Barclays US Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Prior to April 1, 2016, the Conservative Blended Index used the performance history of the Conservative Blended Index (Old).

April 30, 2016 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Strategic Allocation Moderate Fund (the “Fund”) had a total return of -3.70%* for Class A Shares and -3.42%* for Class I Shares, versus its current benchmarks, the Russell 3000 Index, Barclays US Aggregate Bond Index, and the Moderate Blended Index**, which had total returns of -0.18%, 2.72%, and -1.48%, respectively.

The Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Committee and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Moderate Blended Index.

Over the past year, the Class I Shares underperformed the Moderate Blended Index by 1.94%. During the period, tactical decisions contributed to relative performance, while underlying manager performance and fees caused the Fund to lag the benchmark. During the fiscal year, markets expressed tumult in reaction to the opaque path of U.S. interest rate hikes, a weakening Chinese economy and dramatic price reductions in energy. The Eurozone continued to face the threat of deflation despite a modicum of economic stability in key member countries and its persistent application of Quantitative Easing.

Performance of the active managers utilized by the Fund was negative for the year, driven primarily by positions in large cap growth managers Morgan Stanley and T. Rowe Price, which were each negatively affected by a sell-off in large technology names.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -9.00%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Barclays US Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The Moderate Blended Index is calculated by the investment advisor and as of April 1, 2016 represents the weighted returns for the following indices: 27.0% Russell 1000 Index; 6.7% Russell 2000 Index; 12.5% MSCI EAFE Index; 4.4% MSCI Emerging Markets Index; 12.5% HFRI Fund of Funds Composite Index; 28.9% Barclays US Aggregate Bond Index; 2.0% Barclays US Corporate High Yield Bond Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P US REIT Index; 0.75% Barclays US Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Prior to April 1, 2016, the Moderate Blended Index represented the weighted returns for the following indices: 27% Russell 3000 Index; 20% Barclays US Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index (Net, USD); 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Global Aggregate ex-US (unhedged) Index; 5% Barclays World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Bloomberg Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The performance of the MSCIACWI ex-US Investable Market Index (Net, USD) is reduced by the taxes on dividends paid by the international securities issuers in the index. The indices are unmanaged and it is not possible to invest directly in an index.

Quantitative Easing (“QE”) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT / April 30, 2016 (unaudited)

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Strategic Allocation Moderate Fund from April 30, 2006 to April 30, 2016 and June 11, 2010 (start of performance) to April 30, 2016, respectively, compared to the Russell 3000 Index2, the Barclays US Aggregate Bond Index2 and the Moderate Blended Index.2,3,4

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -9.00%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years
Class A^	-9.00%	1.66%	2.45%[5]
Class I^	-3.42%	3.09%	6.16%[5]
Barclays US Aggregate Bond Index[2]	2.72%	3.60%	4.95%
Russell 3000 Index[2]	-0.18%	10.50%	6.85%
Moderate Blended Index (Old)[2,3]	-1.42%	3.97%	4.14%
Moderate Blended Index[2,4]	-1.48%	3.96%	4.13%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.04% and 1.38%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.79% and 1.13%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 3000 Index, the Barclays US Aggregate Bond Index and the Moderate Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

3	The Moderate Blended Index (Old) was based on a weighting of the following indices: 27% Russell 3000 Index; 20% Barclays U.S.

April 30, 2016 (unaudited) / ANNUAL REPORT

Aggregate Bond Index; 18% MSCI All Country World ex-US Investable Market Index (Net, USD); 7.5% HFRX Absolute Index; 7.5% HFRX Global Index; 7% Barclays Global Aggregate ex-US (unhedged) Index; 5% Barclays World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Bloomberg Commodity Index; and 3% Citigroup 3-Month T-Bill Index.

4	The Moderate Blended Index is based on the weighted returns of the following indices: 27.0% Russell 1000 Index; 6.7% Russell 2000 Index; 12.5% MSCI EAFE Index; 4.4% MSCI Emerging Markets Index (Net, USD); 12.5% HFRI Fund of Funds Composite Index; 28.9% Barclays US Aggregate Bond Index; 2.0% Barclays US Corporate High Yield Bond Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P US REIT Index; 0.75% Barclays US Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Prior to April 1, 2016, the Moderate Blended Index used the performance history of the Moderate Blended Index (Old).

5	Represents the average total return for Class A Shares and Class I Shares from April 30, 2006 to April 30, 2016 and June 11, 2010 (start of performance) to April 30, 2016, respectively.

ANNUAL REPORT / April 30, 2016 (unaudited)

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2016, the Wilmington Strategic Allocation Aggressive Fund (the “Fund”) had a total return of -5.32%* for Class A Shares and -5.01%* for Class I Shares, versus its benchmarks, the Russell 3000 Index**, MSCI All Country World ex-US Investable Market Index**, and the Aggressive Blended Index**, which returned -0.18%, -10.28%, and -4.04%, respectively.

The Wilmington Strategic Allocation Aggressive Fund is managed by first replicating tactical asset allocation decisions made by the Wilmington Trust Investment Advisors, Inc. Investment Committee and then overlaying upon the asset allocation framework, active and passive managers that are closely benchmarked against the tactical asset allocations. The portfolio managers seek to add value through the combination of tactical asset allocation and manager selection. The primary focus of the portfolio managers is in beating the Aggressive Blended Index.

Over the past year, the Class I Shares underperformed the Aggressive Blended Index by 0.97%. During the period, tactical decisions contributed to relative performance, while underlying manager performance and fees caused the Fund to lag the benchmark. During the fiscal year, markets expressed tumult in reaction to the opaque path of U.S. interest rate hikes, a weakening Chinese economy and dramatic price reductions in energy. The Eurozone continued to face the threat of deflation despite a modicum of economic stability in key member countries and its persistent application of Quantitative Easing.

The Aggressive Fund, irrespective of the macro malaise and global uncertainty, found value in tactical rotation amongst perceived undervalued assets. Positive relative performance was largely relegated to having no position in the faltering energy and commodity space, carving out an international small-cap position from our ACWI Ex-US exposure and U.S. equity growth style decisions.

Performance of the active managers utilized by the Fund was negative for the year, driven primarily by positions in large-cap growth managers Morgan Stanley and T. Rowe Price, which were each negatively affected by a sell-off in large technology names.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was
-10.54%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. MSCI All Country World ex-US Index (ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the large-cap and mid-cap equity market performance of developed and emerging markets excluding the U.S. market. The MSCI All Country World ex-US Investable Market Index (ACWI IMI ex-US) is designed to also include the small-cap equity market performance which is not included in the ACWI ex-US. The ACWI ex-US and ACWI IMI ex-US Indices consisted of 45 country indices comprising 22 developed and 23 emerging market country indices. The Aggressive Blended Index is calculated by the investment advisor and as of April 1, 2016 represents the weighted returns for the following indices: 37.0% Russell 1000 Index; 14.8% Russell 2000 Index; 23.1% MSCI EAFE Index; 11.6% MSCI Emerging Markets Index; 7.5% HFRI Fund of Funds Composite Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P US REIT Index; 0.75% Barclays US Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Prior to April 1, 2016 the Aggressive Blended Index represented the weighted returns for the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index; 7% HFRX Global Index; 5% Barclays World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Bloomberg Commodity Index; and 3% Citigroup 3-Month T-Bill Index. The performance of the MSCI ACWI ex-US Investable Market Index (Net, USD) is reduced by the taxes on dividends paid by the international securities issuers in the index. The indices are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Quantitative Easing (“QE”) is government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding the financial institutions with capital, in an effort to promote increased lending and liquidity.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2016 (unaudited) / ANNUAL REPORT

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Strategic Allocation Aggressive Fund from April 30, 2006 to April 30, 2016, compared to the Russell 3000 Index2, MSCI All Country World ex-US Investable Market Index (Net, USD)2 and the Aggressive Blended Index.2,3,4

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -10.54%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/16

	1 Year	5 Years	10 Years
Class A^	-10.54%	3.03%	2.35%
Class I^	-5.01%	4.48%	3.18%
Russell 3000 Index[2]	-0.18%	10.50%	6.85%
MSCI ACWI ex-US Investable Market Index (Net, USD)[2]	-10.28%	0.15%	1.96%
Aggressive Blended Index (Old)[2,3]	-4.01%	5.32%	4.46%
Aggressive Blended Index[2,4]	-4.04%	5.31%	4.45%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.22% and 1.67%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.97% and 1.42%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and a hypothetical investment of $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2	The performance for the Russell 3000 Index, MSCI All Country World ex-US Investable Market Index and the Aggressive Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of the MSCI ACWI ex-US Investable Market Index (Net, USD) is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented indices are unmanaged.

ANNUAL REPORT / April 30, 2016 (unaudited)

3	The Aggressive Blended Index (Old) was based on a weighting of the following indices: 48% Russell 3000 Index; 32% MSCI All Country World ex-US Investable Market Index (Net, USD); 7% HFRX Global Index; 5% Barclays World Government Inflation-Linked Bond Index (hedged USD); 3.5% S&P Global Developed Property Index; 1.5% Bloomberg Commodity Index; and 3% Citigroup 3-Month T-Bill Index.

4	The Aggressive Blended Index is based on the weighted returns of the following indices: 37.0% Russell 1000 Index; 14.8% Russell 2000 Index; 23.1% MSCI EAFE Index; 11.6% MSCI Emerging Markets Index; 7.5% HFRI Fund of Funds Composite Index; 2.5% Dow Jones Global ex-US Select Real Estate Securities Index; 0.75% S&P US REIT Index; 0.75% Barclays US Government Inflation-Linked Bond Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index. Prior to April 1, 2016, the Aggressive Blended Index used the performance history of the Aggressive Blended Index (Old).

April 30, 2016 (unaudited) / ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

Actual

Class A	$1,000.00	$ 990.20	$ 6.48	1.31%

Class I	$1,000.00	$ 990.30	$ 5.84	1.18%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.35	$ 6.57	1.31%

Class I	$1,000.00	$1,019.00	$ 5.92	1.18%

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND[3]

Actual

Class A	$1,000.00	$ 945.20	$11.99	2.48%

Class I	$1,000.00	$ 946.00	$10.84	2.24%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,012.53	$12.41	2.48%

Class I	$1,000.00	$1,013.72	$11.22	2.24%

WILMINGTON MULTI-MANAGER REAL ASSET FUND

Actual

Class A	$1,000.00	$1,016.30	$ 6.22	1.24%

Class I	$1,000.00	$1,018.30	$ 4.92	0.98%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,018.70	$ 6.22	1.24%

Class I	$1,000.00	$1,019.99	$ 4.92	0.98%

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND

Actual

Class A	$1,000.00	$1,004.80	$ 3.89	0.78%

Class I	$1,000.00	$1,006.10	$ 2.64	0.53%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.98	$ 3.92	0.78%

Class I	$1,000.00	$1,022.23	$ 2.66	0.53%

ANNUAL REPORT / April 30, 2016 (unaudited)

	Beginning Account Value 11/01/15	Ending Account Value 4/30/16	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

Actual

Class A	$1,000.00	$ 992.80	$3.67	0.74%

Class I	$1,000.00	$ 993.50	$2.43	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.18	$3.72	0.74%

Class I	$1,000.00	$1,022.43	$2.46	0.49%

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND

Actual

Class A	$1,000.00	$ 984.40	$4.29	0.87%

Class I	$1,000.00	$ 986.00	$3.06	0.62%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.54	$4.37	0.87%

Class I	$1,000.00	$1,021.78	$3.12	0.62%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

(3)	For Multi-Manager Alternatives Fund, the expense ratio includes the impact of the dividend expense on securities sold short.

April 30, 2016 (unaudited) / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager International Fund

At April 30, 2016, the Fund’s sector classifications and country allocations were as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Financials	15.5%
Consumer Discretionary	11.5%
Industrials	11.2%
Consumer Staples	10.9%
Materials	10.8%
Health Care	8.8%
Information Technology	6.8%
Energy	6.1%
Telecommunication Services	5.4%
Utilities	2.1%
Real Estate Development	0.2%
Retail	0.1%
Entertainment	0.1%
Commercial Services & Supplies	0.1%
Diversified Financial Services	0.0%[3]
Transportation	0.0%[3]
Real Estate Investment Trusts	0.8%
Preferred Stocks	0.4%
Certificates	0.1%
Investment Companies	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	9.1%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	15.6%
United Kingdom	12.3%
France	8.6%
Germany	8.5%
Switzerland	6.4%
Australia	4.9%
Spain	3.9%
Canada	3.4%
United States	2.6%
China	2.2%
Netherlands	2.1%
Belgium	1.9%
Sweden	1.8%
Denmark	1.4%
Hong Kong	1.4%
Finland	1.0%
Norway	1.0%
All other countries less than 1.0%	10.6%
Real Estate Investment Trusts	0.8%
Preferred Stocks	0.4%
Certificates	0.1%
Investment Companies	0.0%[3]
Rights	0.0%[3]
Cash Equivalents[1]	9.1%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Number of Shares	Value

COMMON STOCKS – 89.6%

AUSTRALIA – 4.9%

a2 Milk Co Ltd#, *	81,200	$100,354

Arrium Ltd.*	532,800	8,913

Asaleo Care Ltd.	179,000	268,123

Asciano Ltd.	22,614	151,828

Aurizon Holdings Ltd.	17,958	58,304

Australia & New Zealand Banking Group Ltd.	29,469	543,813

Bank of Queensland Ltd.	2,985	25,534

Description	Number of Shares	Value

Bendigo & Adelaide Bank Ltd.	27,500	$194,878

BHP Billiton Ltd.	201,114	3,162,334

BHP Billiton PLC ADR#	3,397	93,655

BlueScope Steel Ltd.	217,600	1,070,479

Boart Longyear Ltd.*	48,400	3,459

Boral Ltd.	5,293	25,918

Caltex Australia Ltd.	111,687	2,759,947

Challenger Ltd.	44,000	299,761

Cochlear Ltd.	4,800	394,276

CYBG PLC*	3,161	10,335

ANNUAL REPORT / April 30, 2016

20    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Domino’s Pizza Enterprises L	13,000	$612,943

Downer EDI Ltd.	40,700	115,120

Evolution Mining Ltd.	167,400	249,475

Fortescue Metals Group Ltd.#	27,753	71,958

Incitec Pivot Ltd.	20,781	50,879

LendLease Group	27,700	267,484

Macquarie Group Ltd.	7,525	363,325

McMillan Shakespeare Ltd.	23,900	223,157

Metcash Ltd.#, *	42,500	56,874

Mineral Resources Ltd.	24,300	136,911

National Australia Bank Ltd.	12,646	261,443

Newcrest Mining Ltd.*	198,124	2,857,717

Orica Ltd.	12,966	150,839

Origin Energy Ltd.	20,242	84,497

Premier Investments Ltd.	11,500	139,030

Primary Health Care Ltd.	44,600	117,674

Programmed Maintenance Services Ltd.	36,190	40,313

Qantas Airways Ltd.*	115,600	283,027

QBE Insurance Group Ltd.	8,135	68,968

Rio Tinto Ltd.	7,974	312,550

Santos Ltd.	25,826	94,257

South32 Ltd.*	2,610,962	3,295,516

Star Entertainment Grp Ltd. (The)	5,359	23,022

Suncorp Group Ltd.	11,386	108,217

Treasury Wine Estates Ltd.	77,664	550,365

Vocus Communications Ltd.	53,300	349,746

Wesfarmers Ltd.	4,300	139,837

Woodside Petroleum Ltd.	9,974	214,924

TOTAL AUSTRALIA		$20,411,979

AUSTRIA – 0.5%

Erste Group Bank AG*	44,121	1,269,088

OMV AG	7,100	213,085

Raiffeisen Bank International AG#,*	5,800	92,680

voestalpine AG	9,400	338,836

TOTAL AUSTRIA		$1,913,689

BELGIUM – 1.9%

Ageas	2,798	109,764

Anheuser-Busch InBev SA/NV	17,385	2,151,924

Bekaert SA	12,300	541,044

bpost SA	11,500	324,397

Delhaize Group SA	37,551	3,935,606

Delhaize Group SA ADR#	7,850	205,513

Ion Beam Applications	4,600	189,358

KBC Groep NV	1,954	109,702

Proximus SADP#	1,433	48,200

Solvay SA	1,232	124,509

UCB SA#	458	34,272

Description	Number of Shares	Value

Umicore SA#	1,295	$64,541

TOTAL BELGIUM		$7,838,830

BRAZIL – 0.4%

Ambev SA	48,575	271,175

Ambev SA-ADR	23,868	133,422

Banco Santander Brasil SA ADR#	3,700	19,906

BB Seguridade Participacoes SA	2,800	24,359

BM&FBovespa SA	6,807	33,884

BRF SA	4,256	60,550

CCR SA	18,000	83,896

Centrais Eletricas Brasileiras SA*	9,500	21,490

Cia de Saneamento Basico do Estado de Sao Paulo	5,300	40,545

Cia Energetica de Minas Gerais	2,768	5,722

Cielo SA	26,278	254,815

CPFL Energia SA	9,289	53,883

Cyrela Brazil Realty SA Empreendimentos e Participacoes	6,300	18,996

Embraer SA	13,100	76,065

Equatorial Energia SA	4,000	49,174

Estacio Participacoes SA	3,800	13,215

Fibria Celulose SA	1,500	13,215

Gafisa SA	28,700	19,443

Klabin SA – Unit	8,000	40,893

Kroton Educacional SA	20,200	75,297

Localiza Rent a Car SA	4,440	43,287

Lojas Renner SA	9,100	54,638

Marfrig Global Foods SA*	14,350	26,787

Natura Cosmeticos SA	3,600	26,692

Odontoprev SA	13,200	40,645

Qualicorp SA	8,500	36,948

Tim Participacoes SA	36,006	80,403

Totvs SA	2,900	23,703

Tractebel Energia SA	3,500	38,702

Ultrapar Participacoes SA	4,300	90,732

Weg SA	14,840	65,586

TOTAL BRAZIL		$1,838,068

BULGARIA – 0.0%**

Olovno Tzinkov Komplex AD*,††	900	—

Petrol AD*	14,543	3,081

TOTAL BULGARIA		$3,081

CANADA – 3.4%

Agnico Eagle Mines Ltd.	1,400	66,094

Air Canada*	35,800	266,210

Bank of Montreal ADR#	7,051	459,443

Barrick Gold Corp.	29,112	563,900

BlackBerry Ltd.#, *	9,312	65,743

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    21

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Cameco Corp.	4,406	$55,119

Canadian Imperial Bank of Commerce	7,600	613,839

Canadian Natural Resources Ltd.	13,733	412,265

Canadian Tire Corp. Ltd. Class A#	4,800	522,847

CCL Industries, Inc. Class B	4,365	799,282

Cenovus Energy, Inc.	6,453	102,216

Colliers International Group, Inc.	1,600	66,183

Cott Corp.	26,600	352,716

Crescent Point Energy Corp.	6,912	116,260

Dollarama, Inc.	7,700	555,146

Dorel Industries, Inc. Class B	8,700	193,595

Eldorado Gold Corp.	6,710	28,285

Empire Co. Ltd.	20,202	335,707

Encana Corp.	10,236	78,408

Fairfax Financial Holdings Ltd.	192	102,909

Finning International, Inc.	1,200	21,328

First Quantum Minerals Ltd.	7,072	60,253

FirstService Corp.	5,500	247,143

Franco-Nevada Corp.	37,330	2,621,163

Goldcorp, Inc.	4,283	86,302

Husky Energy, Inc.	7,226	91,052

Industrial Alliance Insurance & Financial Services, Inc.	1,794	59,624

Keyera Corp.	10,500	338,172

Kinross Gold Corp.*	20,413	116,325

Laurentian Bank of Canada	5,700	226,146

Loblaw Cos. Ltd.	6,200	342,095

Lundin Mining Corp.*	15,100	59,331

Magna International, Inc.	12,200	512,425

Manulife Financial Corp.	20,595	303,664

Martinrea International, Inc.	4,600	34,792

Metro, Inc.	1,100	36,813

National Bank of Canada	13,100	468,163

Parex Resources, Inc.*	51,900	519,951

RONA, Inc.	15,600	296,906

Shaw Communications, Inc.#	12,500	231,330

Silver Wheaton Corp.	3,812	79,861

Sun Life Financial, Inc.	2,583	88,104

Suncor Energy, Inc.	17,876	524,726

Superior Plus Corp.#	29,000	252,395

Teck Resources Ltd. Class B#	8,809	107,910

Tourmaline Oil Corp.*	3,300	76,115

Transcontinental, Inc. Class A	12,000	188,603

Turquoise Hill Resources Ltd.*	5,300	15,840

WestJet Airlines Ltd.	12,000	200,845

Yamana Gold, Inc.	8,144	40,373

TOTAL CANADA		$14,003,917

Description	Number of Shares	Value

CHILE – 0.3%

AES Gener SA	48,884	$24,501

Aguas Andinas SA	57,100	33,083

Antarchile SA	2,964	30,843

Banco de Chile	610,760	66,958

Banco de Credito e Inversiones	401	17,243

Banco Santander Chile ADR	1,292	25,065

Banmedica SA	16,849	28,563

Cencosud SA	26,598	71,488

Cia Cervecerias Unidas SA ADR	1,200	26,904

Empresa Nacional de Electricidad SA ADR	1,210	33,699

Empresa Nacional de Telecomunicaciones SA	6,474	56,477

Empresas CMPC SA	40,536	90,591

Empresas COPEC SA	15,435	154,181

Endesa Americas SA ADR*	1,210	17,097

Enersis Americas SA	136,816	23,247

Enersis Chile SA*	136,816	16,755

Itau CorpBanca	1,842,402	16,746

Latam Airlines Group SA*	10,941	78,120

Parque Arauco SA	10,596	20,519

Quinenco SA	10,102	19,878

SACI Falabella	21,026	162,725

Sigdo Koppers SA	19,571	27,354

Sonda SA	31,307	62,517

Vina Concha y Toro SA	21,305	35,775

TOTAL CHILE		$1,140,329

CHINA – 2.2%

3sBio, Inc.*,Ω	27,000	32,684

Agricultural Bank of China Ltd.	51,000	18,475

Alibaba Group Holding Ltd. ADR*	33,243	2,557,716

Aluminum Corp. of China Ltd.#, *	88,000	29,496

Anhui Conch Cement Co. Ltd.#	24,000	63,582

Baidu, Inc. ADR*	270	52,461

Bank of China Ltd.	68,000	27,789

Bank of Communications Co. Ltd.	27,800	17,597

Beijing Enterprises Clean Enenergy Group Ltd.*	580,000	35,143

Beijing Enterprises Water Group Ltd.#	32,000	19,183

Belle International Holdings Ltd.	44,000	27,000

Brilliance China Automotive Holdings Ltd.	28,000	27,759

BYD Co. Ltd.#, *	6,000	35,349

Cgn Power Co. Ltd.-HΩ	144,000	46,225

China Agri-Industries Holdings Ltd.*	74,000	25,472

China Biologic Products, Inc.*	300	35,100

China CITIC Bank Corp. Ltd.*	42,000	26,423

ANNUAL REPORT / April 30, 2016

22    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

China Communications Construction Co. Ltd.	25,000	$30,167

China Construction Bank Corp.	130,810	84,150

China COSCO Holdings Co. Ltd.#, *	135,500	53,104

China Eastern Airlines Corp. Ltd.*	36,000	19,771

China Gas Holdings Ltd.#	24,000	34,715

China Huishan Dairy Holdings Co. Ltd.#	93,000	34,769

China Life Insurance Co. Ltd.	8,000	18,626

China Longyuan Power Group Corp. Ltd.	37,000	25,710

China Maple Leaf Educational Systems Ltd.	628,000	498,715

China Mengniu Dairy Co. Ltd.#	41,000	69,664

China Merchants Bank Co. Ltd.	8,052	17,709

China Merchants Holdings International Co. Ltd.	14,000	41,692

China Minsheng Banking Corp. Ltd.#	21,000	19,790

China Mobile Ltd.	25,000	286,680

China National Building Material Co. Ltd.	78,000	40,423

China Overseas Land & Investment Ltd.	12,000	38,288

China Petroleum & Chemical Corp.	141,800	101,091

China Railway Construction Corp. Ltd.#	29,900	38,238

China Resources Beer Holdings Co. Ltd.	18,000	39,634

China Resources Power Holdings Co. Ltd.	39,600	67,081

China Shenhua Energy Co. Ltd.	27,000	45,668

China Southern Airlines Co. Ltd. (The)	31,000	19,503

China Telecom Corp. Ltd.	68,000	33,838

China Unicom Hong Kong Ltd.	26,652	31,473

China Yurun Food Group Ltd.#, *	106,000	18,175

CNOOC Ltd.	88,000	109,590

COSCO Pacific Ltd.	38,000	40,465

CRRC Corp. Ltd.#	39,000	38,060

CSPC Pharmaceutical Group Ltd.	44,000	39,196

Ctrip.com International Ltd. ADR*	1,000	43,610

Datang International Power

Generation Co. Ltd.	132,000	37,608

Dongfeng Motor Group Co. Ltd.	26,000	28,558

Great Wall Motor Co. Ltd.	30,000	22,741

Guangzhou Automobile Group Co. Ltd.	20,974	24,416

Hengan International Group Co. Ltd.#	6,500	58,490

Industrial & Commercial Bank of China Ltd.	71,000	38,535

JD.com, Inc. ADR#, *	2,900	74,124

Jiangxi Copper Co. Ltd.	32,000	39,150

Kingboard Chemical Holdings Ltd.	120,600	232,590

Kunlun Energy Co. Ltd.	28,000	24,402

Lenovo Group Ltd.#	24,000	19,090

NetEase, Inc. ADR	130	18,291

New Oriental Education & Technology Group, Inc. ADR	1,100	43,076

Nine Dragons Paper Holdings Ltd.	48,000	34,591

Description	Number of Shares	Value

PetroChina Co. Ltd.	118,000	$86,862

Ping An Insurance Group Co. of China Ltd.	9,500	44,886

Qihoo 360 Technology Co. Ltd. ADR*	300	22,782

Shandong Weigao Group Medical Polymer Co. Ltd.	64,000	38,531

Shanghai Electric Group Co. Ltd.#	38,000	15,970

SINA Corp.#, *	500	25,045

Sinopec Shanghai Petrochemical Co. Ltd.*	81,000	39,890

Sinopharm Group Co Ltd.	28,400	121,920

Sohu.com, Inc.*	400	17,972

Sunny Optical Technology Group Co. Ltd.	148,000	457,915

Tencent Holdings Ltd.	122,133	2,501,893

Tingyi Cayman Islands Holding Corp.	14,000	16,370

Vipshop Holdings Ltd. ADR*	2,200	30,008

Want Want China Holdings Ltd.#	65,000	50,110

Yantai Changyu Pioneer Wine Co. Ltd.	9,100	28,836

Zijin Mining Group Co. Ltd.#	138,000	45,722

ZTE Corp.	13,728	21,450

TOTAL CHINA		$9,318,873

COLOMBIA – 0.9%

Almacenes Exito SA	5,987	33,669

Banco de Bogota SA	1,103	24,386

Bancolombia SA ADR#	39,886	1,451,000

Cementos Argos SA	212,013	861,838

Corp. Financiera Colombiana SA*	1,769	23,957

Ecopetrol SA ADR#	10,200	101,388

Empresa de Energia de Bogota SA ESP	39,263	25,498

Grupo Argos SA	50,138	330,887

Grupo Aval Acciones y Valore SA ADR	25,847	209,102

Grupo Aval Acciones y Valores SA	57,900	24,593

Grupo de Inversiones Suramericana SA	42,310	571,819

Grupo Nutresa SA	5,878	53,649

Grupo Odinsa SA*	3,016	8,682

Interconexion Electrica SA ESP	8,448	25,801

Isagen SA ESP	27,702	39,919

TOTAL COLOMBIA		$3,786,188

CZECH REPUBLIC – 0.1%

CEZ AS	6,233	121,762

Komercni Banka AS	585	120,348

Pegas Nonwovens SA	1,790	62,902

Philip Morris CR AS	82	43,015

TOTAL CZECH REPUBLIC		$348,027

DENMARK – 1.4%

AP Moeller - Maersk A/S Class A	95	133,591

AP Moeller - Maersk A/S Class B	54	73,527

Carlsberg A/S	746	72,652

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    23

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Danske Bank A/S	3,364	$95,128

DPds A/S	3,600	143,730

DSV A/S	1,032	43,425

Genmab A/S*	4,312	638,869

H Lundbeck A/S*	16,000	534,425

Iss A/S	1,804	68,500

Novo Nordisk A/S Class B	57,260	3,197,017

Royal Unibrew A/S	6,255	282,547

SimCorp.	3,300	148,355

TDC A/S	47,700	244,089

Vestas Wind Systems A/S	2,500	178,854

TOTAL DENMARK		$5,854,709

EGYPT – 0.1%

Commercial International Bank Egypt SAE	24,568	124,999

Eastern Tobacco	2,191	44,385

Egyptian Financial Group-Hermes Holding Co.*	34,798	39,501

ElSewedy Electric Co.	5,430	28,459

EZZ Steel*	27,000	26,909

Global Telecom Holding SAE*	272,255	90,752

Juhayna Food Industries	61,900	50,189

Orascom Telecom Media And Technology Holding SAE*	224,975	18,748

Oriental Weavers	40,500	30,102

Sidi Kerir Petrochemicals Co.	30,650	44,698

Six of October Development & Investment*	8,300	10,057

Talaat Moustafa Group	63,935	48,024

TOTAL EGYPT		$556,823

FINLAND – 1.0%

Fortum OYJ	5,226	78,750

Huhtamaki OYJ	11,500	451,667

Neste Oil OYJ#	10,477	335,189

Nokia OYJ	478,475	2,821,585

Stora Enso OYJ Class R	8,109	70,754

UPM-Kymmene OYJ	21,751	415,434

TOTAL FINLAND		$4,173,379

FRANCE – 8.6%

Air Liquide SA	7,147	810,188

Alstom SA#,*	9,000	230,019

Arkema SA	1,700	135,639

AXA SA	95,441	2,405,915

BNP Paribas SA	11,805	625,043

Bollore SA	4,502	17,836

Bouygues SA	3,409	113,670

Casino Guichard Perrachon SA	745	44,325

Cellectis SA#, *	6,200	171,946

Description	Number of Shares	Value

Cie de St-Gobain#	7,105	$325,384

Cie Generale des Etablissements Michelin	18,910	1,973,671

CNP Assurances	32,306	549,888

Credit Agricole SA	31,042	343,327

Danone SA	37,916	2,655,752

Electricite de France SA	27,803	399,383

Essilor International SA	18,054	2,337,064

GDF Suez	29,958	493,972

Hermes International	381	135,679

IPSOS	2,400	71,451

JCDecaux SA	18,103	799,619

L’Oreal SA	24,575	4,458,742

LVMH Moet Hennessy Louis Vuitton SA	8,211	1,364,238

Natixis SA	15,536	85,692

Nexity SA	7,900	423,621

Orange SA	186,441	3,091,268

Pernod Ricard SA	17,571	1,896,892

Peugeot SA*	7,129	114,732

Renault SA	2,975	287,103

Saft Groupe SA	6,100	189,569

Sanofi	11,900	982,583

Schneider Electric SA	27,667	1,800,706

SCOR SE	7,560	257,405

SEB SA	3,500	392,233

Societe Generale SA	13,321	522,425

STMicroelectronics NV	5,537	34,009

Teleperformance	5,200	466,816

Thales SA	2,500	216,129

Total SA	82,355	4,142,646

Valeo SA	1,200	190,240

Vivendi SA	1,852	35,542

TOTAL FRANCE		$35,592,362

GERMANY – 8.5%

adidas AG	20,958	2,702,183

Allianz SE	17,111	2,904,668

AURELIUS SE & Co KGaA	4,300	257,118

BASF SE	8,200	677,449

Bayer AG	6,000	692,186

Bayerische Motoren Werke AG	9,484	874,207

Commerzbank AG	6,856	64,060

Daimler AG	29,317	2,037,339

Deutsche Bank AG#	19,710	371,712

Deutsche Boerse AG	35,369	2,903,407

Deutsche Lufthansa AG#	3,764	58,443

Deutsche Wohnen AG	17,700	542,054

E.ON AG	31,003	319,821

ANNUAL REPORT / April 30, 2016

24    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Fresenius Medical Care AG & Co. KGaA	10,133	$878,916

Fresenius SE & Co. KGaA	19,457	1,415,184

GEA Group AG	65,646	3,043,565

Hannover Rueck SE	406	46,294

HeidelbergCement AG	1,655	147,038

Henkel AG & Co. KGaA	24,274	2,466,258

HOCHTIEF AG	5,800	743,496

KION Group AG	6,900	375,924

Linde AG	11,142	1,701,945

Metro AG#	11,163	354,708

Muenchener Rueckversicherungs AG	2,689	498,653

Rheinmetall AG	10,600	829,241

RWE AG*	4,651	69,473

SAP AG	58,348	4,564,576

Siemens AG	25,885	2,700,775

Sixt SE	2,000	115,765

STADA Arzneimittel AG	5,400	229,091

Talanx AG	928	30,789

Telefonica Deutschland Holding AG	7,716	39,176

Volkswagen AG	2,666	422,344

Wincor Nixdorf AG*	7,300	399,221

TOTAL GERMANY		$35,477,079

GHANA – 0.0%**

Produce Buying Co. Ltd.*	288,000	5,293

GREECE – 0.1%

Aegean Airlines SA	3,533	32,404

Aegean Marine Petroleum Network, Inc.	2,300	18,492

Alpha Bank AE*	8,769	19,178

Athens Water Supply & Sewage Co. SA (The)	5,272	28,071

Costamare, Inc.	1,300	12,610

Diana Shipping, Inc.*	3,211	11,110

Ellaktor SA*	8,300	12,070

Eurobank Ergasias SA*	19,841	16,812

FF Group*	800	16,489

GasLog Ltd.#	1,300	16,653

GEK Terna Holding Real Estate Construction SA*	7,360	14,411

Hellenic Exchanges - Athens Stock Exchange SA	3,700	21,099

Hellenic Telecommunications Organization SA	9,065	87,918

Jumbo SA*	1,915	25,151

Motor Oil Hellas Corinth Refineries SA	3,379	38,537

Mytilineos Holdings SA*	7,202	28,863

National Bank of Greece SA*	113,916	33,914

OPAP SA	5,892	44,528

Public Power Corp. SA	17,116	57,424

Description	Number of Shares	Value

Titan Cement Co. SA	3,017	$68,747

Tsakos Energy Naviagation Ltd.	2,100	13,356

TOTAL GREECE		$617,837

HONG KONG – 1.4%

Bank of East Asia Ltd. (The)	7,000	25,493

Cathay Pacific Airways Ltd.	30,000	47,957

Cheung Kong Property Holdings Ltd.	10,000	68,649

China Medical System Holdings Ltd.	27,000	35,156

China Resources Gas Group Ltd.	12,000	34,034

CITIC Ltd.#	42,000	61,509

CK Hutchison Holdings Ltd.	10,873	130,360

Dah Sing Financial Holdings Ltd.	49,044	336,048

Guangdong Investment Ltd.	32,000	45,379

Hang Lung Group Ltd.	15,000	46,120

Hang Lung Properties Ltd.	27,000	53,882

Henderson Land Development Co. Ltd.	5,000	31,263

Hong Kong Exchanges and Clearing Ltd.	100,781	2,550,415

Huabao International Holdings Ltd.*	409,000	161,345

Huaneng Power International, Inc.	50,000	35,904

Hutchison Port Holdings Trust	96,300	42,854

Kerry Properties Ltd.	9,500	25,903

Lee & Man Paper Manufacturing Ltd.	400,500	262,804

MGM China Holdings Ltd.	28,800	40,470

New World Development Co. Ltd.	108,235	107,999

NWS Holdings Ltd.	155,000	236,189

Orient Overseas International Ltd.	500	1,905

PCCW Ltd.	302,000	204,788

Shangri-La Asia Ltd.	28,857	35,304

Sino Biopharmaceutical Ltd.	70,000	49,814

Sino Land Co. Ltd.	34,000	53,563

Skyworth Digital Holdings Ltd.	486,000	318,282

SmarTone Telecommunications Holdings Ltd.	128,500	212,706

Sun Hung Kai Properties Ltd.	16,165	204,331

Swire Pacific Ltd. Class A	8,000	86,994

Swire Pacific Ltd. Class B	10,000	19,518

Television Broadcasts Ltd.	16,200	60,565

WH Group Ltd.*,Ω	56,000	45,338

Wharf Holdings Ltd. (The)	11,000	59,702

Wheelock & Co. Ltd.	14,703	68,237

TOTAL HONG KONG		$5,800,780

HUNGARY – 0.1%

Magyar Telekom Telecommunications PLC*	33,310	57,831

MOL Hungarian Oil & Gas PLC	3,093	189,025

OTP Bank PLC	7,640	202,328

Richter Gedeon Nyrt	8,050	159,970

TOTAL HUNGARY		$609,154

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    25

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

INDIA – 0.5%

Ambuja Cement Ltd. GDR - Reg S	7,649	$25,448

Apollo Hospitals Enterprise Ltd. GDR	2,413	47,693

Axis Bank Ltd. GDR - Reg S	1,250	44,750

CESC Ltd. GDR	8,905	72,295

Cipla Ltd. GDR - Reg S	10,736	86,822

Cox & Kings Ltd. GDR - Reg S	14,973	42,104

Dr Reddy’s Laboratories Ltd. ADR#	1,900	86,640

GAIL India Ltd. GDR	3,212	103,105

Grasim Industries Ltd. GDR - Reg S	598	36,657

Great Eastern Shipping Co Ltd. (The) - Reg S	2,055	50,892

Hindalco Industries Ltd. GDR	44,300	64,350

ICICI Bank Ltd. ADR	7,300	51,465

Indiabulls Housing Finance Ltd. GDR	2,633	27,396

Infosys Ltd. ADR	8,400	157,920

Jain Irrigation Systems Ltd.	80,831	37,231

Larsen & Toubro Ltd. GDR - Reg S	3,719	70,343

LIC Housing Finance Ltd. GDR - Reg S	2,559	35,634

Mahindra & Mahindra Ltd. GDR	4,330	85,734

NCC Ltd. GDR - Reg S	56,791	67,695

Reliance Capital Ltd. GDR - Reg S	6,655	40,476

Reliance Communication Ltd. GDR*,Ω	281,600	238,600

Reliance Communications Ltd. GDR*	26,829	22,724

Reliance Industries Ltd. GDRΩ	5,800	171,680

Reliance Infrastructure GDR	3,004	73,171

State Bank of India GDR - Reg S	1,700	47,940

Suzlon Energy Ltd. GDR - Reg S*	69,317	62,496

Tata Global Beverages Ltd. GDR - Reg S	26,570	47,985

Tata Motors Ltd. ADR#, *	2,990	90,836

Tata Steel Ltd. GDR - Reg S	14,143	74,862

United Spirits Ltd. GDR*	2,759	49,331

Vedanta Ltd. ADR	4,300	27,004

Videocon d2h Ltd. ADR*	4,800	37,392

Wipro Ltd. ADR#	2,200	26,730

WNS Holdings Ltd. ADR*	1,800	57,042

TOTAL INDIA		$2,262,443

INDONESIA – 0.3%

Adaro Energy Tbk PT	907,300	50,222

AKR Corporindo Tbk PT	81,500	40,169

Astra International Tbk PT	185,900	94,797

Bank Central Asia Tbk PT	53,500	52,940

Bank Mandiri Persero Tbk PT	29,100	21,293

Bank Negara Indonesia Persero Tbk PT	54,200	18,843

Bank Rakyat Indonesia Persero Tbk PT	54,400	42,693

Charoen Pokphand Indonesia Tbk PT	67,200	18,930

Gudang Garam Tbk PT	6,700	35,182

Description	Number of Shares	Value

Hanson International Tbk PT*	375,000	$23,032

Indo Tambangraya Megah Tbk PT	50,100	29,631

Indocement Tunggal Prakarsa Tbk PT	34,600	51,750

Indofood Sukses Makmur Tbk PT	54,400	29,390

Indosat Tbk PT*	36,100	18,340

Jasa Marga Persero Tbk PT	96,800	40,003

Kalbe Farma Tbk PT	995,800	103,824

Matahari Department Store Tbk PT	33,900	48,840

Perusahaan Gas Negara Persero Tbk PT	342,300	68,003

Semen Indonesia Persero Tbk PT	82,900	62,232

Surya Semesta Internusa Tbk PT	410,000	21,451

Tambang Batubara Bukit Asam Persero Tbk PT	66,300	35,442

Telekomunikasi Indonesia Persero Tbk PT	509,900	137,257

Unilever Indonesia Tbk PT	14,800	47,779

United Tractors Tbk PT	30,500	34,691

TOTAL INDONESIA		$1,126,734

IRELAND – 0.4%

Bank of Ireland*	301,826	91,586

CRH PLC ADR	908	26,432

DCC PLC	6,600	584,404

Icon PLC*	4,600	310,868

Origin Enterprises PLC	26,900	189,494

Paddy Power Betfair PLC	3,721	497,482

TOTAL IRELAND		$1,700,266

ISRAEL – 0.9%

Bank Hapoalim BM	18,881	97,122

Bank Leumi Le-Israel BM*	13,094	48,221

Check Point Software Technologies Ltd.#,*	31,967	2,649,105

Israel Chemicals Ltd.	5,089	25,251

Mizrahi Tefahot Bank Ltd.	2,704	31,335

Teva Pharmaceutical Industries Ltd.	14,200	798,464

TOTAL ISRAEL		$3,649,498

ITALY – 0.5%

Astaldi SpA	17,900	87,766

Brembo-SpA	16,300	875,547

Enel SpA	104,200	472,248

Eni SpA	12,627	205,312

Mediobanca SpA	38,048	312,594

UniCredit SpA	46,605	180,055

UnipolSai SpA	1,475	3,442

TOTAL ITALY		$2,136,964

JAPAN – 15.6%

Adastria Co. Ltd.	14,600	504,962

Aeon Co. Ltd.	8,400	129,750

Aisin Seiki Co. Ltd.#	2,400	97,669

ANNUAL REPORT / April 30, 2016

26    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Amada Holdings Co. Ltd.	3,600	$37,658

Asahi Glass Co. Ltd.#	11,000	67,096

Asahi Intecc Co. Ltd.	8,600	429,192

Asahi Kasei Corp.	19,000	135,661

Bank of Kyoto Ltd. (The)	4,000	28,120

Brother Industries Ltd.	23,200	278,443

Canon Marketing Japan, Inc.	1,600	29,684

Central Glass Co. Ltd.	82,000	475,508

Chiba Bank Ltd. (The)	8,000	42,406

Chugoku Bank Ltd. (The)	1,500	16,184

Coca-Cola East Japan Co. Ltd.	2,500	47,415

Coca-Cola West Co. Ltd.	1,400	39,342

Concordia Financial Group Ltd.*	13,000	62,605

CyberAgent Inc.#	56,047	2,739,139

Dai Nippon Printing Co. Ltd.#	4,000	39,135

Daifuku Co. Ltd.	21,800	408,545

Daihatsu Motor Co. Ltd.	5,300	74,718

Dai-ichi Life Insurance Co. Ltd. (The)	5,700	73,339

Daiichi Sankyo Co. Ltd.	103,504	2,530,206

DCM Holdings Co. Ltd.#	28,600	221,220

Denka Co. Ltd.	8,000	35,038

Dentsu, Inc.	24,165	1,287,740

DIC Corp.	15,000	36,231

Ebara Corp.	7,000	33,224

Eizo Nanao Corp.	9,500	246,607

Ezaki Glico Co. Ltd.	2,600	136,598

FANUC Corp.	8,596	1,333,430

Fuji Electric Co. Ltd.	4,000	17,857

FUJIFILM Holdings Corp.	2,557	109,802

Fujikura Ltd.	48,000	244,962

Fujitsu Ltd.	20,000	73,459

Fukuoka Financial Group, Inc.	8,690	30,872

Geo Holdings Corp.	8,600	146,944

Glory Ltd.	1,200	40,940

Gunma Bank Ltd. (The)	3,000	12,378

H2O Retailing Corp.	1,000	17,115

Hachijuni Bank Ltd. (The)	2,000	9,117

Heiwa Corp.	19,100	413,774

Hino Motors Ltd.	15,100	153,555

Hiroshima Bank Ltd. (The)	6,000	22,669

Hitachi Chemical Co. Ltd.	2,200	38,789

Hitachi Construction Machinery Co. Ltd.	2,200	36,556

Hitachi High-Technologies Corp.	1,100	31,222

Hitachi Ltd.	77,400	375,070

Hitachi Metals Ltd.#	3,900	41,786

Honda Motor Co. Ltd.#	13,900	390,938

Hoya Corp.	13,700	548,644

Ibiden Co. Ltd.	2,300	30,133

Description	Number of Shares	Value

Idemitsu Kosan Co. Ltd.	1,200	$26,571

Iida Group Holdings Co. Ltd.	18,000	353,741

Inpex Corp.#	3,016	25,177

Isetan Mitsukoshi Holdings Ltd.	1,400	15,579

Isuzu Motors Ltd.	19,700	221,347

ITOCHU Corp.	44,100	586,481

Iyo Bank Ltd. (The)	3,000	20,639

J Front Retailing Co. Ltd.	3,500	44,112

Japan Exchange Group, Inc.	181,941	2,865,913

Japan Lifeline Co. Ltd.	14,600	329,323

Japan Tobacco, Inc.	36,610	1,558,678

JFE Holdings, Inc.	7,298	108,338

Joyo Bank Ltd. (The)	9,000	32,735

JSR Corp.	900	12,866

JTEKT Corp.	3,100	41,693

JX Holdings, Inc.	16,582	73,341

Kajima Corp.	52,000	334,774

Kamigumi Co. Ltd.	4,000	37,519

Kaneka Corp.	51,000	446,729

Kao Corp.	56,474	3,246,194

KDDI Corp.	104,462	3,111,279

Kobe Steel Ltd.	26,000	26,391

Koito Manufacturing Co. Ltd.	9,000	409,399

Komatsu Ltd.	5,000	89,591

Konica Minolta, Inc.	5,900	53,677

K’s Holdings Corp.#	800	27,782

Kuraray Co. Ltd.	4,500	59,464

Kusuri No Aoki Co. Ltd.	5,200	285,902

KYB Corp.	76,000	265,714

Kyocera Corp. ADR	1,474	75,292

Kyowa Exeo Corp.	16,100	189,447

LIXIL Group Corp.	2,800	60,579

Marubeni Corp.#	78,300	431,312

Mazda Motor Corp.	4,700	77,060

Medipal Holdings Corp.	2,200	36,370

Megmilk Snow Brand Co. Ltd.	12,900	308,072

Miraca Holdings, Inc.	2,800	123,816

MISUMI Group, Inc.#	26,300	384,118

Mitsubishi Chemical Holdings Corp.	19,900	108,814

Mitsubishi Corp.	13,510	236,552

Mitsubishi Gas Chemical Co., Inc.	72,000	410,752

Mitsubishi Heavy Industries Ltd.	30,000	112,077

Mitsubishi Materials Corp.	20,000	66,353

Mitsubishi UFJ Financial Group, Inc.#	173,194	846,599

Mitsubishi UFJ Lease & Finance Co. Ltd.	4,500	20,555

Mitsui & Co. Ltd.	5,937	74,854

Mitsui Chemicals, Inc.	18,000	62,932

Mitsui OSK Lines Ltd.#	16,000	35,639

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    27

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Mizuho Financial Group, Inc.	400,700	$631,931

Morinaga & Co Ltd/Japan	33,000	163,449

MS&AD Insurance Group Holdings, Inc.	2,082	58,087

NEC Corp.	37,000	93,891

Nexon Co. Ltd.	33,700	527,038

NHK Spring Co. Ltd.	4,600	42,628

Nichirei Corp.	53,000	478,195

Nihon Trim Co. Ltd.	2,200	154,248

Nikon Corp.#	3,000	45,423

Nippo Corp.	2,000	33,910

Nippon Electric Glass Co. Ltd.	3,000	16,494

Nippon Express Co. Ltd.	14,000	66,974

Nippon Paper Industries Co. Ltd.	2,200	43,545

Nippon Shokubai Co. Ltd.	200	10,883

Nippon Steel & Sumitomo Metal Corp.	122,220	2,686,773

Nippon Telegraph & Telephone Corp.	84,580	3,866,515

Nippon Yusen KK	29,000	59,145

Nishi-Nippon Railroad Co. Ltd.	33,000	206,870

Nissan Motor Co. Ltd.	76,500	718,985

Nisshinbo Holdings, Inc.	3,000	33,976

NOK Corp.	2,200	38,583

Nomura Holdings, Inc.	20,100	90,469

NTT DOCOMO, Inc.	120,578	2,943,055

Obayashi Corp.	29,400	298,697

Oji Holdings Corp.	17,000	72,378

Omron Corp.	11,000	368,045

Open House Co. Ltd.	19,800	446,617

Paltac Corp.	14,200	261,846

Paramount Bed Holdings Co. Ltd.#	5,600	216,316

Prima Meat Packers Ltd.	73,000	207,885

Recruit Holdings Co Ltd.	97,300	3,122,928

Resona Holdings, Inc.	111,550	412,232

Ricoh Co. Ltd.	39,500	420,987

Rohm Co. Ltd.	500	23,026

Sankyu, Inc.	34,000	165,207

Sawai Pharmaceutical Co. Ltd.	3,500	232,895

SBI Holdings, Inc.	3,500	38,224

Sega Sammy Holdings, Inc.	2,000	22,594

Sekisui House Ltd.	5,700	103,473

Shimadzu Corp.	11,700	186,276

Shimamura Co. Ltd.	3,500	487,829

Shinko Electric Industries Co. Ltd.	32,700	191,160

Shinsei Bank Ltd.#	18,000	26,391

Shizuoka Bank Ltd. (The)	2,000	15,508

Showa Shell Sekiyu KK	5,000	53,947

SKY Perfect JSAT Holdings, Inc.	41,200	226,523

SMC Corp.	4,287	1,101,767

Sony Corp.	2,200	57,440

Description	Number of Shares	Value

Sumitomo Chemical Co. Ltd.#	26,000	$123,647

Sumitomo Corp.	28,507	313,470

Sumitomo Electric Industries Ltd.	10,900	137,787

Sumitomo Heavy Industries Ltd.#	8,000	35,564

Sumitomo Metal Mining Co. Ltd.#	18,798	221,195

Sumitomo Mitsui Financial Group, Inc.	24,100	773,058

Sumitomo Mitsui Trust Holdings, Inc.	28,000	90,684

Sumitomo Rubber Industries Ltd.	2,800	44,737

T&D Holdings, Inc.	7,900	80,299

Takashimaya Co. Ltd.	5,000	37,923

Takeda Pharmaceutical Co. Ltd.	61,000	3,016,748

TDK Corp.	1,900	117,500

TechnoPro Holdings, Inc.	9,100	262,566

Teijin Ltd.#	12,000	44,774

Temp Holdings Co. Ltd.	18,800	295,075

THK Co. Ltd.#	1,100	22,651

Toho Holdings Co. Ltd.	8,500	204,431

Tokai Rika Co. Ltd.	900	17,586

Tokio Marine Holdings, Inc.	54,705	1,896,680

Toppan Printing Co. Ltd.#	6,000	53,402

Tosoh Corp.	6,000	28,759

Toyo Seikan Group Holdings Ltd.	1,900	39,196

Toyo Tire & Rubber Co. Ltd.	11,100	175,367

Toyoda Gosei Co. Ltd.	19,900	383,598

Toyota Motor Corp.	600	31,883

Toyota Tsusho Corp.	3,200	75,789

Tsuruha Holdings, Inc.	4,500	446,617

Ube Industries Ltd.	15,000	29,605

Ulvac, Inc.	16,100	522,039

UNY Group Holdings Co. Ltd.	6,000	45,113

W-Scope Corp.#	5,400	289,286

Yamada Denki Co. Ltd.#	6,000	31,015

Yamaha Motor Co. Ltd.	13,000	226,156

Yokohama Rubber Co. Ltd. (The)	21,050	371,936

TOTAL JAPAN		$65,032,983

KUWAIT – 0.0%**

National Gulf Holdings††	5,304	—

LITHUANIA – 0.0%**

Invalda Privatus Kapitalas AB*,††	7,855	—

LUXEMBOURG – 0.1%

Grand City Properties SA	12,300	271,684

MALAYSIA – 0.4%

Astro Malaysia Holdings Bhd	55,800	39,566

Axiata Group Bhd	21,500	31,096

British American Tobacco Malaysia Bhd	1,800	21,140

Bumi Armada Bhd	102,000	20,627

CIMB Group Holdings Bhd	15,000	17,932

ANNUAL REPORT / April 30, 2016

28    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Dialog Group Bhd	33,220	$13,521

DiGi.Com Bhd	15,200	17,120

Gamuda Bhd	22,400	27,237

Genting Bhd	186,208	421,369

Genting Malaysia Bhd	28,700	32,840

Hartalega Holdings Bhd	25,200	27,674

Hong Leong Bank Bhd	6,400	22,051

IHH Healthcare Bhd	39,000	65,391

IJM Corp. Bhd	33,720	29,780

Inari Amertron Bhd	39,600	27,674

IOI Corp. Bhd	19,080	21,588

Kuala Lumpur Kepong Bhd	5,700	34,902

Lafarge Malayan Cement Bhd	9,400	21,079

Malayan Banking Bhd	10,190	23,294

Maxis Bhd	10,900	15,625

My EG Services Bhd	68,900	35,451

Petronas Chemicals Group Bhd	59,200	101,685

Petronas Dagangan Bhd	8,300	50,652

Petronas Gas Bhd	3,200	18,005

PPB Group Bhd	8,100	33,549

Public Bank Bhd	4,800	22,977

RHB Capital Bhd	18,000	28,199

SapuraKencana Petroleum Bhd	97,417	41,146

Sime Darby Bhd	14,246	28,080

Telekom Malaysia Bhd	22,900	38,982

Tenaga Nasional Bhd	24,625	90,520

Top Glove Corp. Bhd	22,600	28,695

UMW Holdings Bhd	7,100	11,923

WCT Holdings Bhd	42,020	17,641

YTL Corp. Bhd	57,476	22,952

TOTAL MALAYSIA		$1,501,963

MALTA – 0.1%

Unibet Group PLC SDR	37,400	421,949

MEXICO – 0.6%

Alfa SAB de CV	61,900	116,427

Alsea SAB de CV	11,200	42,933

America Movil SAB de CV	484,224	342,805

Cemex SAB de CV*	204,956	152,246

Coca-Cola Femsa SAB de CV	3,700	32,257

Compartamos SAB de CV	38,500	76,397

Controladora Vuela Cia de Aviacion SAB de CV*	16,400	34,288

El Puerto de Liverpool SAB de CV	3,895	44,264

Fomento Economico Mexicano SAB de CV	15,900	148,218

Genomma Lab Internacional SAB de CV*	48,000	52,730

Gruma SAB de CV	1,800	26,237

Description	Number of Shares	Value

Grupo Aeroportuario del Centro Norte SAB de CV	5,400	$31,312

Grupo Aeroportuario del Pacifico SAB de CV	6,800	64,207

Grupo Aeroportuario del Sureste SAB de CV	4,105	63,219

Grupo Bimbo SAB de CV	9,200	28,015

Grupo Carso SAB de CV	5,400	26,010

Grupo Elektra SA de CV	1,460	27,452

Grupo Financiero Banorte SAB de CV	26,000	147,827

Grupo Financiero Inbursa SAB de CV	40,800	79,965

Grupo Mexico SAB de CV	63,021	160,294

Grupo Televisa SAB	39,200	228,529

Impulsora del Desarrollo y el Empleo en

America Latina SAB de CV*	16,695	22,998

Industrias CH SAB de CV*	7,500	31,239

Industrias Penoles SAB de CV	3,930	61,399

Infraestructura Energetica Nova SAB de CV#	10,500	40,957

Kimberly-Clark de Mexico SAB de CV Class A	10,300	24,486

Mexichem SAB de CV	11,505	29,062

Nemak SAB de CVΩ	45,600	65,174

Organizacion Soriana SAB de CV*	10,800	25,995

Promotora y Operadora de Infraestructura SAB de CV	3,200	40,568

Telesites SAB de CV*	18,461	11,374

TV Azteca SAB de CV	95,000	13,087

Wal-Mart de Mexico SAB de CV	38,500	95,150

TOTAL MEXICO		$2,387,121

NETHERLANDS – 2.1%

Aegon NV	50,296	288,650

ArcelorMittal, NY Reg Shares*	15,899	89,511

ASML Holding NV	9,790	946,132

BE Semiconductor Industries NV	2,700	81,341

Boskalis Westminster	1,712	71,366

Heineken NV	24,909	2,334,541

ING Groep NV	48,154	589,712

Koninklijke Ahold NV	11,600	252,370

Koninklijke DSM NV	2,897	177,671

Koninklijke Philips NV, NY Reg Shares	16,942	465,893

NN Group NV	1,672	57,934

PostNL NV*	37,000	161,842

Steinhoff International Holdings NV#	8,131	50,835

TNT Express NV*	1,322	12,000

USG People NV	159,152	3,172,762

TOTAL NETHERLANDS		$8,752,560

NEW ZEALAND – 0.1%

Fletcher Building Ltd.	44,933	261,664

NIGERIA – 0.0%**

Ecobank Transnational, Inc.*	327,197	24,631

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    29

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Forte Oil PLC	18,204	$19,609

TOTAL NIGERIA		$44,240

NORWAY – 1.0%

DNB ASA#	8,891	113,845

Norsk Hydro ASA#	657,756	2,861,602

Salmar ASA#	18,800	466,973

Statoil ASA#	19,052	336,705

Storebrand ASA*	3,766	15,945

Subsea 7 SA#, *	2,902	26,707

Yara International ASA	8,200	328,332

TOTAL NORWAY		$4,150,109

PERU – 0.2%

Alicorp SA	42,333	80,275

Cia de Minas Buenaventura SA ADR*	7,400	75,110

Credicorp Ltd.	1,410	205,042

Engie Energia Peru SA	10,600	28,231

Ferreycorp SAA	60,958	31,913

Grana y Montero SA	15,912	22,182

InRetail Peru Corp.*,Ω	1,288	21,896

Intercorp Financial Services, Inc.	879	25,052

Luz del Sur SAA	6,400	21,039

Sociedad Minera Cerro Verde SAA*	1,400	27,734

Southern Copper Corp.#	4,659	138,233

TOTAL PERU		$676,707

PHILIPPINES – 0.3%

Aboitiz Equity Ventures, Inc.	34,880	49,396

Aboitiz Power Corp.	66,400	63,585

Alliance Global Group, Inc.	57,000	17,627

Ayala Corp.	4,030	66,268

Ayala Land, Inc.	48,200	35,620

Bank of the Philippine Islands	13,143	25,368

BDO Unibank, Inc.	20,042	42,745

Bloomberry Resorts Corp.*	158,600	14,410

D&L Industries, Inc.	93,200	17,890

Energy Development Corp.	215,400	27,059

First Gen Corp.	40,500	17,491

Globe Telecom, Inc.	745	34,861

GT Capital Holdings, Inc.	780	22,741

JG Summit Holdings, Inc.	33,750	58,664

Jollibee Foods Corp.	16,600	81,287

LT Group, Inc.	54,700	17,966

Manila Electric Co.	8,080	59,108

Megaworld Corp.	163,000	13,106

Metro Pacific Investments Corp.	190,000	23,503

Metropolitan Bank & Trust Co.	10,934	18,947

Philex Mining Corp.*	106,450	13,418

Description	Number of Shares	Value

Philex Petroleum Corp.*	18,097	$888

Philippine Long Distance Telephone Co.	2,610	95,577

Puregold Price Club, Inc.	49,000	42,011

Robinsons Retail Holdings, Inc.	20,320	33,370

Semirara Mining & Power Corp.	9,100	24,648

SM Investments Corp.	3,372	67,889

SM Prime Holdings, Inc.	135,000	65,215

Universal Robina Corp.	22,780	101,250

TOTAL PHILIPPINES		$1,151,908

POLAND – 0.3%

AmRest Holdings SE*	437	25,588

Asseco Poland SA	3,456	52,425

Bank Pekao SA	1,927	78,378

Bank Zachodni WBK SA	330	22,954

BRE Bank SA*	390	33,023

Budimex SA	730	37,294

CCC SA	978	43,558

Cyfrowy Polsat SA*	6,760	43,001

Enea SA	9,318	28,806

Energa SA	7,095	23,124

Eurocash SA	3,343	47,733

Grupa Azoty SA*	1,421	32,352

Grupa Kety SA	385	33,185

Grupa Lotos SA*	2,600	20,217

ING Bank Slaski SA	630	20,120

KGHM Polska Miedz SA	3,711	72,296

Kruk SA	437	21,810

LPP SA	35	51,629

Netia SA	12,067	15,965

Orange Polska SA#	35,032	57,087

PGE SA	23,451	80,977

Polski Koncern Naftowy Orlen SA	5,529	99,587

Polskie Gornictwo Naftowe i Gazownictwo SA	33,469	44,544

Powszechna Kasa Oszczednosci Bank Polski SA*	12,038	77,143

Powszechny Zaklad Ubezpieczen SA	7,930	71,718

Synthos SA	18,649	19,885

Tauron Polska Energia SA	26,391	20,466

TOTAL POLAND		$1,174,865

PORTUGAL – 0.0%**

Banco Espirito Santo SA*,††	15,937	—

EDP Renovaveis SA	5,470	42,654

TOTAL PORTUGAL		$42,654

QATAR – 0.1%

Aamal Co.*	11,600	41,685

ANNUAL REPORT / April 30, 2016

30    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Al Meera Consumer Goods Co. QSC	304	$17,305

Barwa Real Estate Co.	1,849	17,170

Commercial Bank QSC (The)	2,530	26,621

Doha Bank QSC	2,800	28,347

Gulf International Services QSC	1,269	12,115

Industries Qatar QSC	1,336	38,540

Masraf Al Rayan QSC	2,896	27,210

Ooredoo QSC	2,600	65,502

Qatar Electricity & Water Co. QSC	983	56,389

Qatar Gas Transport Co. Nakilat	5,973	37,989

Qatar Insurance Co. SAQ	1,500	32,927

Qatar Islamic Bank SAQ	675	18,211

Qatar National Bank SAQ	2,250	89,013

Qatar National Cement Co. QSC	858	20,696

Qatar Navigation QSC	783	19,468

Vodafone Qatar QSC	11,500	37,913

TOTAL QATAR		$587,101

RUSSIA – 0.6%

CTC Media, Inc.*	16,400	32,308

Gazprom OAO ADR	62,326	323,472

Globaltrans Investment PLC GDR - Reg S	5,480	20,906

Lenta Ltd. - Reg S*	8,809	56,818

LSR Group PJSC GDR - Reg S	17,440	39,240

Lukoil PJSC ADR	4,792	203,882

Magnit OJSC GDR - Reg S	5,267	182,238

Mail.Ru Group Ltd. GDR - Reg S*	3,104	62,856

MegaFon OAO GDR - Reg S	3,802	43,723

MMC Norilsk Nickel PJSC ADR	10,443	154,034

Mobile TeleSystems PJSC ADR	9,500	87,970

NLMK PJSC GDR - Reg S	7,200	97,560

Novatek OAO GDR - Reg S	862	82,752

OTCPharm PJSC*	3,313	10,039

PhosAgro OAO GDR - Reg S	2,564	37,499

Polymetal International PLC	3,626	37,564

QIWI PLC ADR	1,600	19,568

Rosneft OAO GDR - Reg S	13,425	73,301

Rostelecom OJSC ADR	6,038	54,221

RusHydro PJSC ADR	63,960	68,252

Sberbank of Russia PJSC ADR	32,617	261,588

Severstal OAO GDR - Reg S	4,127	47,956

Sistema JSFC GDR - Reg S	6,997	51,428

Tatneft PAO ADR	2,779	87,122

VimpelCom Ltd. ADR	8,900	33,909

VTB Bank PJSC GDR - Reg S	29,850	63,939

X5 Retail Group NV GDR - Reg S*	3,327	65,875

Yandex NV*	5,900	120,773

TOTAL RUSSIA		$2,420,793

Description	Number of Shares	Value

SINGAPORE – 0.3%

CapitaLand Ltd.	23,005	$53,200

City Developments Ltd.	7,000	43,410

DBS Group Holdings Ltd.	53,000	602,178

Golden Agri-Resources Ltd.	126,000	37,476

Keppel Corp. Ltd.	12,500	50,191

Oversea-Chinese Banking Corp. Ltd.	6,400	41,736

Sembcorp Industries Ltd.	300	645

Silverlake Axis Ltd.	75,500	31,719

Singapore Airlines Ltd.	7,500	64,134

United Overseas Bank Ltd.	4,200	58,088

UOL Group Ltd.	4,000	18,262

Wilmar International Ltd.	146,200	403,318

TOTAL SINGAPORE		$1,404,357

SOUTH AFRICA – 0.6%

African Bank Investments Ltd.#, *,††	36,266	—

Anglo American Platinum Ltd.*	800	23,108

AngloGold Ashanti Ltd.*	7,633	121,182

Aspen Pharmacare Holdings Ltd.*	5,308	125,093

AVI Ltd.	5,800	35,969

Barclays Africa Group Ltd.	1,569	15,905

Barloworld Ltd.	7,124	41,197

Bidvest Group Ltd. (The)#	7,248	183,949

Clicks Group Ltd.	7,500	54,778

Discovery Ltd.	1,805	16,131

EOH Holdings Ltd.	5,343	52,003

Exxaro Resources Ltd.	4,427	27,911

FirstRand Ltd.	17,628	56,654

Gold Fields Ltd.	15,890	72,199

Grindrod Ltd.#	17,500	17,592

Impala Platinum Holdings Ltd.*	7,674	31,806

Life Healthcare Group Holdings Ltd.	23,300	61,199

Mediclinic International PLC	3,430	45,287

MMI Holdings Ltd.	11,271	18,741

Mondi Ltd.	2,200	42,265

Mr Price Group Ltd.	1,281	16,273

MTN Group Ltd.	20,937	219,235

Murray & Roberts Holdings Ltd.	26,380	27,334

Naspers Ltd.	1,402	192,369

Nedbank Group Ltd.	1,119	14,314

Netcare Ltd.	30,420	77,486

Pick n Pay Stores Ltd.	8,300	43,071

PPC Ltd.	10,921	11,508

Rand Merchant Investment Holdings Ltd.	6,261	18,732

Remgro Ltd.	1,196	21,475

Reunert Ltd.	3,450	17,338

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    31

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

RMB Holdings Ltd.	8,315	$33,931

Sanlam Ltd.#	4,426	21,453

Sasol Ltd.	8,191	267,217

Shoprite Holdings Ltd.	6,160	74,096

Sibanye Gold Ltd.	14,690	55,312

SPAR Group Ltd. (The)	3,100	46,330

Standard Bank Group Ltd.	5,778	51,841

Steinhoff International Holdings NV #	3,900	24,372

Tiger Brands Ltd.	2,590	64,071

Vodacom Group Ltd.	7,206	83,777

Wilson Bayly Holmes-Ovcon Ltd.	2,700	23,045

Woolworths Holdings Ltd.	2,704	17,401

TOTAL SOUTH AFRICA		$2,464,950

SOUTH KOREA – 0.6%

AMOREPACIFIC Group	533	109,488

Celltrion, Inc.*	785	69,309

CJ Corp.	160	30,051

Coway Co. Ltd.	460	39,807

Daewoo Engineering & Construction Co. Ltd.*	4,364	24,321

E-Mart Co. Ltd.	260	41,873

Green Cross Corp.	148	22,471

Green Cross Holdings Corp.	622	19,216

GS Holdings	600	29,121

Hana Financial Group, Inc.	1,827	41,129

Hanmi Pharm Co. Ltd.	50	26,198

Hanmi Science Co. Ltd.	246	29,363

Hyosung Corp.	300	32,254

Hyundai Department Store Co. Ltd.	230	29,774

Hyundai Engineering & Construction Co. Ltd.	900	31,754

Hyundai Glovis Co. Ltd.	170	28,348

Hyundai Heavy Industries Co. Ltd.*	297	30,237

Hyundai Mobis Co. Ltd.	188	42,982

Hyundai Motor Co.	471	59,319

Hyundai Steel Co.	690	38,091

Industrial Bank of Korea	3,500	37,322

Kangwon Land, Inc.	1,000	37,432

KB Financial Group, Inc.	881	26,908

Kia Motors Corp.	755	31,740

Korea Aerospace Industries Ltd.	510	30,348

Korea Electric Power Corp.	3,730	202,312

Korea Zinc Co. Ltd.	90	39,139

KT Corp.	1,531	41,050

KT&G Corp.	523	56,459

LG Chem Ltd.	196	51,090

LG Corp.	430	25,700

Description	Number of Shares	Value

LG Electronics, Inc.	470	$24,007

LG Household & Health Care Ltd.	50	44,190

LG Uplus Corp.	5,200	51,115

Lotte Chemical Corp.	141	36,197

Medy-Tox, Inc.	62	23,017

NAVER Corp.	36	21,390

NH Investment & Securities Co. Ltd.	2,868	25,045

Orion Corp.	44	35,914

POSCO	320	67,544

Samsung C&T Corp.	297	34,147

Samsung Card Co. Ltd.	1,000	34,053

Samsung Electronics Co. Ltd. GDR	158	172,644

Samsung Fire & Marine Insurance Co. Ltd.	88	22,745

Samsung Life Insurance Co. Ltd.	231	22,200

Samsung SDI Co. Ltd.	230	23,012

Samsung SDS Co. Ltd.	226	33,819

Shinhan Financial Group Co. Ltd.	1,792	65,741

SK Holdings Co. Ltd.	135	26,540

SK Hynix, Inc.	669	16,528

SK Innovation Co. Ltd.	810	110,190

SK Telecom Co. Ltd.	385	69,607

S-Oil Corp.	640	48,924

ViroMed Co. Ltd.*	202	24,997

Yuhan Corp.	111	28,447

TOTAL SOUTH KOREA		$2,416,619

SPAIN – 3.9%

Amadeus IT Holding SA	63,141	2,873,200

Banco Bilbao Vizcaya Argentaria SA††	5,668	38,831

Banco Bilbao Vizcaya Argentaria SA	260,732	1,786,241

Banco de Sabadell SA#	25,776	49,260

Banco de Sabadell SA††	749	1,431

Banco Popular Espanol SA	15,582	42,375

Banco Santander SA#	134,620	681,486

CaixaBank SA	19,415	58,446

Cemex Latam Holdings SA	4,828	22,134

Distribuidora Internacional de Alimentacion SA	10,900	60,483

Gamesa Corp. Tecnologica SA	177,417	3,493,204

Gas Natural SDG SA	16,400	341,119

Grifols SA	105,969	2,304,861

Iberdrola SA	528,158	3,751,995

Mapfre SA	146,300	371,060

Repsol SA#	26,815	351,415

TOTAL SPAIN		$16,227,541

ANNUAL REPORT / April 30, 2016

32    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

SWEDEN – 1.8%

Atlas Copco AB Class A	73,847	$1,910,902

Boliden AB	16,120	281,031

Evolution Gaming Group ABΩ	11,300	405,257

Granges AB	23,400	172,649

Hexpol AB	13,700	141,599

Investor AB	39,596	1,453,087

Meda AB	2,882	53,151

Millicom International Cellular SA SDR	280	16,178

Mycronic AB#	22,700	177,378

Nordea Bank AB	34,229	332,254

Saab AB	3,600	123,146

Securitas AB Class B	17,400	274,744

Skandinaviska Enskilda Banken AB	39,183	374,243

Svenska Cellulosa AB SCA	5,313	167,320

Svenska Handelsbanken Class A	2,981	39,683

Swedbank AB	3,758	81,052

Swedish Orphan Biovitrum AB#, *	27,400	399,547

Tele2 AB	3,497	33,357

Telefonaktiebolaget LM Ericsson Class B	22,433	181,577

TeliaSonera AB	106,174	507,041

Volvo AB	35,800	419,055

TOTAL SWEDEN		$7,544,251

SWITZERLAND – 6.4%

ABB Ltd.*	18,110	382,853

Actelion Ltd.*	15,878	2,565,506

Adecco SA	2,017	129,834

Aryzta AG*	1,900	73,778

Baloise Holding AG	3,648	451,390

Bucher Industries AG	1,000	239,654

Cembra Money Bank AG*	5,100	349,552

Cie Financiere Richemont SA	27,483	1,827,807

Clariant AG*	5,021	94,998

Credit Suisse Group AG*	40,200	610,564

Dufry AG*	297	39,072

Givaudan SA	1,224	2,411,508

Helvetia Holding AG	600	322,735

Julius Baer Group Ltd.*	1,070	45,742

LafargeHolcim Ltd.*	26,295	1,330,403

Luxoft Holding, Inc.*	600	34,686

Nestle SA	29,498	2,198,590

Novartis AG	37,234	2,841,164

OC Oerlikon Corp. AG*	3,448	33,283

Rieter Holding AG*	1,400	289,836

Roche Holding AG	12,021	3,038,770

Swatch Group AG (The)#	4,535	1,301,487

Swiss Life Holding AG*	4,207	1,061,728

Description	Number of Shares	Value

Swiss Re AG	9,998	$886,928

Temenos Group AG*	7,700	399,328

UBS Group AG	160,720	2,781,145

Zurich Financial Services AG*	4,233	947,383

TOTAL SWITZERLAND		$26,689,724

TAIWAN – 0.5%

Advanced Semiconductor Engineering, Inc.	18,804	17,695

Asia Cement Corp.	50,000	44,570

Asustek Computer, Inc.	2,700	23,733

AU Optronics Corp.	63,126	18,398

Catcher Technology Co. Ltd.	2,438	17,159

Cathay Financial Holding Co. Ltd.	21,479	24,141

Cheng Shin Rubber Industry Co. Ltd.	17,358	36,112

China Airlines Ltd.*	158,000	51,682

China Development Financial Holding Corp.	150,000	38,276

China Steel Corp.	59,232	41,596

Chunghwa Telecom Co. Ltd.	35,024	118,365

Compal Electronics, Inc.	30,736	18,106

CTBC Financial Holding Co. Ltd.	43,146	21,939

Delta Electronics, Inc.	5,144	23,923

E.Sun Financial Holding Co. Ltd.	33,250	18,453

Eclat Textile Co. Ltd.	3,000	34,276

Eva Airways Corp.*	31,000	15,378

Far Eastern Department Stores Co. Ltd.	40,264	21,597

Far Eastern New Century Corp.	36,475	27,311

Far EasTone Telecommunications Co. Ltd.	11,000	24,829

Feng TAY Enterprise Co. Ltd.	5,000	21,548

First Financial Holding Co. Ltd.	41,858	20,505

Formosa Chemicals & Fibre Corp.	26,198	66,931

Formosa Petrochemical Corp.	11,990	34,089

Formosa Plastics Corp.	22,601	56,270

Fubon Financial Holding Co. Ltd.	18,314	22,287

Giant Manufacturing Co. Ltd.	3,000	18,045

Hiwin Technologies Corp.	7,000	30,819

Hon Hai Precision Industry Co. Ltd.	45,958	109,861

Hotai Motor Co. Ltd.	4,000	39,562

Hua Nan Financial Holdings Co. Ltd.	42,541	20,642

Largan Precision Co. Ltd.	1,000	70,381

Lite-On Technology Corp.	18,573	22,631

MediaTek, Inc.	7,082	50,503

Mega Financial Holding Co. Ltd.	30,462	21,628

Nan Ya Plastics Corp.	25,597	50,158

Novatek Microelectronics Corp.	5,145	18,026

OBI Pharma, Inc.*	4,000	47,189

Pou Chen Corp.	26,157	33,007

President Chain Store Corp.	7,496	53,106

Quanta Computer, Inc.	16,571	26,717

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    33

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Realtek Semiconductor Corp.	5,515	$15,458

Siliconware Precision Industries Co. Ltd.	15,000	22,277

SinoPac Financial Holdings Co. Ltd.	99,958	29,628

Tainan Spinning Co. Ltd.	70,805	28,649

Taishin Financial Holding Co. Ltd.	100,000	37,826

Taiwan Cement Corp.	19,057	19,439

Taiwan Cooperative Financial Holding Co. Ltd.	48,334	21,355

Taiwan Mobile Co. Ltd.	12,874	42,510

Taiwan Semiconductor Manufacturing Co. Ltd.	49,911	232,123

Tatung Co. Ltd.*	116,916	18,270

Teco Electric and Machinery Co. Ltd.	50,000	39,531

TTY Biopharm Co. Ltd.	6,000	19,626

Tung Ho Steel Enterprise Corp.	37,476	24,052

Uni-President Enterprises Corp.	52,614	94,941

United Microelectronics Corp.	59,000	21,951

Walsin Lihwa Corp.*	120,000	31,439

Wistron Corp.	35,348	20,933

Yuanta Financial Holding Co. Ltd.	48,576	16,040

Yulon Motor Co. Ltd.	27,640	24,338

TOTAL TAIWAN		$2,231,830

THAILAND – 0.3%

Advanced Info Service PCL	14,400	64,311

Airports of Thailand PCL	4,400	49,379

Bangkok Bank PCL	3,500	16,633

Bangkok Dusit Medical Services PCL	89,000	60,641

Bangkok Expressway & Metro PCL	96,074	16,365

BEC World PCL	18,000	13,398

Berli Jucker PCL	12,400	13,312

Big C Supercenter PCL	2,700	19,324

BTS Group Holdings PCL	75,000	19,754

Bumrungrad Hospital PCL	7,100	41,263

Central Pattana PCL	23,700	35,791

Charoen Pokphand Foods PCL	34,200	23,303

CP ALL PCL	41,400	54,224

Delta Electronics Thai-Foreign	17,100	35,248

Electricity Generating PCL	8,600	43,702

Glow Energy PCL	19,500	49,406

Hana Microelectronics PCL	80,200	76,343

Home Product Center PCL	186,000	42,866

Indorama Ventures PCL	27,800	22,683

Intouch Holdings PCL Class F	9,300	14,045

IRPC PCL	136,600	19,944

Kasikornbank PCL	3,100	14,821

Krung Thai Bank PCL	29,250	14,654

Minor International PCL	32,200	34,339

PTT Exploration & Production PCL	12,009	25,871

Description	Number of Shares	Value

PTT Global Chemical PCL	18,681	$33,426

PTT PCL	7,500	65,273

Ratchaburi Electricity

Generating Holding PCL	19,500	28,192

Robinson Department Store PCL	26,000	38,334

Siam Cement PCL (The)	5,050	70,842

Siam Commercial Bank PCL (The)	4,200	16,052

Thai Beverage PCL	44,669	24,745

Thai Oil PCL	7,200	13,604

TMB Bank PCL	272,000	17,754

Total Access Communication PCL	9,500	9,179

True Corp. PCL	76,353	16,285

TOTAL THAILAND		$1,155,306

TURKEY – 0.3%

Akbank TAS	18,056	55,497

Akenerji Elektrik Uretim AS*	1	—

Aksa Akrilik Kimya Sanayii AS	10,400	36,240

Anadolu Efes Biracilik Ve Malt Sanayii AS	4,363	34,305

Arcelik AS	7,125	47,848

Aygaz AS	6,800	28,021

BIM Birlesik Magazalar AS	4,817	106,050

Enka Insaat ve Sanayi AS	11,299	19,625

Eregli Demir ve Celik Fabrikalari TAS	49,990	83,436

Ford Otomotiv Sanayi A.S.	2,640	35,477

Haci Omer Sabanci Holding AS	14,053	50,727

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	49,273	26,063

KOC Holding AS	7,937	41,499

Koza Altin Isletmeleri AS*	2,800	18,313

Petkim Petrokimya Holding AS*	24,777	36,394

TAV Havalimanlari Holding AS	7,050	41,096

Tekfen Holding AS	18,500	39,539

Tofas Turk Otomobil Fabrikasi AS	4,425	35,014

Tupras Turkiye Petrol Rafinerileri AS	4,336	114,444

Turk Hava Yollari AO*	6,597	16,269

Turk Telekomunikasyon AS	14,990	36,216

Turkcell Iletisim Hizmetleri AS	27,233	117,770

Turkiye Garanti Bankasi AS	27,000	83,181

Turkiye Halk Bankasi AS	5,652	21,715

Turkiye Is Bankasi	13,285	23,313

Turkiye Vakiflar Bankasi Tao	12,640	22,317

Ulker Biskuvi Sanayi AS	2,822	22,471

Yapi ve Kredi Bankasi AS*	18,065	27,633

TOTAL TURKEY		$1,220,473

UNITED ARAB EMIRATES – 0.1%

Abu Dhabi Commercial Bank PJSC	17,059	30,654

ANNUAL REPORT / April 30, 2016

34    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

Abu Dhabi National Hotels	32,000	$23,524

Air Arabia PJSC	52,120	17,596

Aldar Properties PJSC	73,140	54,165

Arabtec Holding PJSC*	50,342	22,341

Dana Gas PJSC*	197,244	30,610

DP World Ltd.	3,596	67,964

Dubai Financial Market PJSC	56,800	23,661

Emaar Properties PJSC	35,499	65,723

Emirates Telecommunications Group Co PJSC	23,500	120,926

First Gulf Bank PJSC	12,315	43,421

National Bank of Abu Dhabi PJSC	13,958	33,746

Ras Al Khaimah Ceramics	22,100	20,157

Union National Bank PJSC	19,982	19,422

TOTAL UNITED ARAB EMIRATES		$573,910

UNITED KINGDOM – 12.3%

3i Group PLC	48,000	332,161

888 Holdings PLC	65,700	207,355

Admiral Group PLC	29,800	808,583

Aggreko PLC	24,200	384,363

Anglo American PLC	21,467	239,453

Antofagasta PLC#	5,325	37,596

AstraZeneca PLC	7,000	401,759

Aviva PLC	25,700	162,373

BAE Systems PLC	110,400	769,940

Barclays PLC ADR	106,839	421,166

Barratt Developments PLC	42,827	333,222

Berkeley Group Holdings PLC	7,700	336,964

BP PLC#	163,568	2,104,282

BT Group PLC	29,000	187,799

Cairn Energy PLC*	90,800	297,055

Carnival PLC ADR#	1,057	53,431

Centrica PLC	127,600	444,481

Chemring Group PLC	67,744	141,548

Computacenter PLC	14,558	177,830

Crest Nicholson Holdings PLC	23,000	175,090

Debenhams PLC	148,800	170,457

Diageo PLC	90,545	2,442,264

Direct Line Insurance Group PLC	42,350	223,943

Domino’s Pizza Group PLC	14,600	195,942

Galliford Try PLC	8,800	164,070

GlaxoSmithKline PLC	20,500	437,024

Glencore Xstrata PLC	252,549	601,123

HSBC Holdings PLC#	105,420	1,356,255

IG Group Holdings PLC	35,900	405,481

Indivior PLC	172,436	405,145

ITC Ltd. GDR	28,698	139,558

Description	Number of Shares	Value

ITV PLC	813,909	$2,678,185

J Sainsbury PLC#	102,163	431,259

JD Sports Fashion PLC	24,100	439,821

Kingfisher PLC	25,125	133,593

Liberty Global PLC, Class A*	10,764	406,126

Liberty Global PLC, Class C*	13,327	487,768

Lloyds Banking Group PLC	2,362,115	2,314,865

Lloyds Banking Group PLC ADR#	8,042	32,088

London Stock Exchange Group PLC	65,625	2,601,450

Meggitt PLC	35,000	210,034

Micro Focus International PLC	28,100	627,784

Mitchells & Butlers PLC	47,200	185,313

Mitie Group PLC	44,100	174,817

Mondi PLC	7,900	150,984

Old Mutual PLC	105,300	285,410

Paysafe Group PLC*	70,100	390,452

Premier Foods PLC*	201,280	114,700

Reckitt Benckiser Group PLC	45,513	4,425,013

Rexam PLC	3,747	34,218

Rightmove PLC	3,200	180,388

Rio Tinto PLC	81,738	2,747,531

Rolls Royce Holdings*,††	14,669,168	21,434

Rolls-Royce Holdings PLC*	206,608	2,021,129

Royal Bank of Scotland Group PLC*	15,326	63,908

Royal Dutch Shell PLC ADR#	34,027	1,640,474

Royal Dutch Shell PLC Class B	132,399	3,455,115

Royal Mail PLC	8,714	61,995

Shire PLC	46,658	2,904,919

Smiths Group PLC	17,400	281,699

Standard Chartered PLC	236,651	1,909,072

Vesuvius PLC	33,100	155,394

Vodafone Group PLC ADR	1,280,607	4,127,972

Weir Group PLC (The)	28,463	499,067

WM Morrison Supermarkets PLC#	113,863	317,936

TOTAL UNITED KINGDOM		$51,069,626

UNITED STATES – 2.6%

Freeport-McMoRan, Inc.	58,692	821,688

Las Vegas Sands Corp.	90,492	4,085,714

Schlumberger Ltd.#	34,720	2,789,405

Wynn Resorts Ltd.#	34,296	3,028,337

TOTAL UNITED STATES		$10,725,144

TOTAL COMMON STOCKS (COST $354,491,778)		$372,768,334

INVESTMENT COMPANY – 0.0%**

DFA International Small Cap Value Portfolio	307	5,862

TOTAL INVESTMENT COMPANY (COST $6,633)		$5,862

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    35

Wilmington Multi-Manager International Fund (continued)

Description	Number of Shares	Value

PREFERRED STOCKS – 0.4%

BRAZIL – 0.3%

Alpargatas SA 2.82%	10,197	$27,662

Banco Bradesco SA 0.87%	13,259	100,120

Braskem SA 2.31%	3,300	23,614

Cia Energetica de Minas Gerais 7.09%	12,676	25,173

Cia Energetica de Sao Paulo 18.70%	7,200	29,958

Gerdau SA 1.62%	13,300	30,357

Itau Unibanco Holding SA 0.62%	6,486	62,045

Itausa - Investimentos Itau SA 0.77%	12,510	31,318

Lojas Americanas SA 0.27%	8,552	39,785

Petroleo Brasileiro SA 9.96%*	88,659	263,199

Suzano Papel e Celulose SA 2.79%	8,300	31,783

Telefonica Brasil SA 0.51%	14,710	181,520

Usinas Siderurgicas de Minas Gerais SA 1.79%	19,100	13,995

Vale SA 7.74%	37,441	171,678

TOTAL BRAZIL		$1,032,207

CHILE – 0.0%**

Embotelladora Andina SA 2.46%	5,300	17,925

Sociedad Quimica y Minera de Chile SA 2.85%	2,440	52,137

TOTAL CHILE		$70,062

COLOMBIA – 0.0%**

Avianca Holdings SA 11.92%	23,964	17,582

Grupo Argos SA 1.60%	6,000	36,859

Grupo Aval Acciones y Valores 5.65%	56,400	23,560

Grupo de Inversiones Suramericana SA 1.15%	3,598	47,995

TOTAL COLOMBIA		$125,996

GERMANY – 0.1%

Bayerische Motoren Werke AG 3.90%	335	26,602

Porsche Automobil Holding SE 4.08%	1,094	61,044

Volkswagen AG 3.69%	1,532	221,822

TOTAL GERMANY		$309,468

PHILIPPINES – 0.0%**

Ayala Land Voting 1.23%††	178,200	380

RUSSIA – 0.0%**

Surgutneftegas OAO ADR 20.17%	17,580	98,235

TOTAL PREFERRED STOCKS (COST $1,985,827)		$1,636,348

MONEY MARKET FUND – 4.3%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	17,955,299	17,955,299

TOTAL MONEY MARKET FUND (COST $17,955,299)		$17,955,299

Description	Number of Shares	Value

RIGHTS – 0.0%**

BRAZIL – 0.0%**

usinas siderurgicas*,††	$3,868	—

THAILAND – 0.0%**

True Corp. PCL*,††	25,652	220

TUNISIA – 0.0%**

Societe D’Articles Hygieniques SA*,††	2,800	14

TOTAL RIGHTS (COST $0)		$234

CERTIFICATES – 0.1%

Citigroup Global Markets -

Citi Agility, Expire 4/24/18	227,608	326,828

HSBC Bank PLC –

Aditya Birla Nuvo Ltd., Expire 6/30/16	880	11,351

Kuwait Finance House, Expire 2/03/17	25,890	56,393

National Industries Group Holdings, Expire 9/04/18	84,800	23,863

TOTAL CERTIFICATES (COST $440,913)		$418,435

REAL ESTATE INVESTMENT TRUSTS – 0.8%

FRANCE – 0.7%

Unibail-Rodamco SE	10,867	2,911,737

JAPAN – 0.1%

Invincible Investment Corp.	452	349,195

MEXICO – 0.0%**

Fibra Uno Administracion SA de CV	24,000	57,012

NIGERIA – 0.0%**

Afriland Properties PLC*,††	24,606	—

SOUTH AFRICA – 0.0%**

Growthpoint Properties Ltd.	20,000	35,335

TURKEY – 0.0%**

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	38,700	41,632

UNITED KINGDOM – 0.0%**

British Land Co. PLC (The)	6,005	63,087

Great Portland Estates PLC	1,515	16,779

Land Securities Group PLC	3,954	65,400

TOTAL UNITED KINGDOM		$145,266

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $3,154,339)		$3,540,177

TOTAL INVESTMENTS IN SECURITIES – 95.2% (COST $378,034,789)		$396,324,689

ANNUAL REPORT / April 30, 2016

36	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.8%

REPURCHASE AGREEMENTS – 4.8%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $3,791,982, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $3,867,728.	$3,791,890	$3,791,890

Citigroup Global Markets, Inc., 0.30%, dated 4/29/16, due 5/02/16, repurchase price $3,791,985, collateralized by U.S. Government & Treasury Securities 0.00% to 9.00%, maturing 6/30/17 to 5/01/46; total market value of $3,867,728.	3,791,890	3,791,890

Daiwa Capital Markets America, 0.32%, dated 4/29/16, due 5/02/16, repurchase price $3,791,991, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $3,867,728.	3,791,890	3,791,890

HSBC Securities USA, Inc., 0.27%, dated 4/29/16, due 5/02/16, repurchase price $3,791,975, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $3,867,737.	3,791,890	3,791,890

Nomura Securities International, Inc., 0.32%, dated 4/29/16, due 5/02/16, repurchase price $3,791,991, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $3,867,728.	3,791,890	3,791,890

TD Securities (USA) LLC, 0.30%, dated 4/29/16, due 5/02/16, repurchase price $997,737, collateralized by U.S. Government & Treasury Securities 1.38% to 4.50%, maturing 11/30/18 to 4/01/46; total market value of $1,017,666.	997,712	997,712

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $19,957,162)		$19,957,162

TOTAL INVESTMENTS – 100.0% (COST $397,991,951)		$416,281,851

COLLATERAL FOR SECURITIES ON LOAN – (4.8%)		(19,957,162)

OTHER ASSETS LESS LIABILITIES – 4.8%		19,842,183

TOTAL NET ASSETS – 100.0%		$416,166,872

Cost of investments for Federal income tax purposes is $403,882,485. The net unrealized appreciation/(depreciation) of investments was $12,399,366. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $46,086,883 and net unrealized depreciation from investments for those securities having an excess of cost over value of $33,687,517.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

   Level 1 – quoted prices in active markets for identical securities

   Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    37

Wilmington Multi-Manager International Fund (continued)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Common Stocks
Australia	$20,411,979	$—	$—	$20,411,979
Austria	1,913,689	—	—	1,913,689
Belgium	7,838,830	—	—	7,838,830
Brazil	1,838,068	—	—	1,838,068
Bulgaria	3,081	—	—	3,081
Canada	14,003,917	—	—	14,003,917
Chile	1,140,329	—	—	1,140,329
China	9,318,873	—	—	9,318,873
Colombia	3,786,188	—	—	3,786,188
Czech Republic	348,027	—	—	348,027
Denmark	5,854,709	—	—	5,854,709
Egypt	556,823	—	—	556,823
Finland	4,173,379	—	—	4,173,379
France	35,592,362	—	—	35,592,362
Germany	35,477,079	—	—	35,477,079
Ghana	5,293	—	—	5,293
Greece	617,837	—	—	617,837
Hong Kong	5,800,780	—	—	5,800,780
Hungary	609,154	—	—	609,154
India	2,262,443	—	—	2,262,443
Indonesia	1,126,734	—	—	1,126,734
Ireland	1,700,266	—	—	1,700,266
Israel	3,649,498	—	—	3,649,498
Italy	2,136,964	—	—	2,136,964
Japan	64,999,073	33,910	—	65,032,983
Kuwait	—	—	—	—
Lithuania	—	—	—	—
Luxembourg	271,684	—	—	271,684
Malaysia	1,501,963	—	—	1,501,963
Malta	421,949	—	—	421,949
Mexico	2,387,121	—	—	2,387,121
Netherlands	8,752,560	—	—	8,752,560
New Zealand	261,664	—	—	261,664
Nigeria	44,240	—	—	44,240
Norway	4,150,109	—	—	4,150,109
Peru	676,707	—	—	676,707
Philippines	1,151,908	—	—	1,151,908
Poland	1,174,865	—	—	1,174,865
Portugal	42,654	—	—	42,654
Qatar	587,101	—	—	587,101
Russia	2,206,872	213,921	—	2,420,793
Singapore	1,404,357	—	—	1,404,357
South Africa	2,464,950	—	—	2,464,950
South Korea	2,416,619	—	—	2,416,619
Spain	16,187,279	40,262	—	16,227,541
Sweden	7,544,251	—	—	7,544,251
Switzerland	26,689,724	—	—	26,689,724
Taiwan	2,231,830	—	—	2,231,830

ANNUAL REPORT / April 30, 2016

38    PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (continued)

	Level 1	Level 2	Level 3	Total

Thailand	$1,155,306	$—	$—	$1,155,306

Turkey	1,220,473	—	—	1,220,473

United Arab Emirates	573,910	—	—	573,910

United Kingdom	51,048,192	21,434	—	51,069,626

United States	10,725,144	—	—	10,725,144

Investment Company	5,862	—	—	5,862

Preferred Stocks

Brazil	1,032,207	—	—	1,032,207

Chile	70,062	—	—	70,062

Colombia	125,996	—	—	125,996

Germany	309,468	—	—	309,468

Philippines	—	380	—	380

Russia	98,235	—	—	98,235

Money Market Fund	17,955,299	—	—	17,955,299

Rights

Brazil	—	—	—	—

Thailand	—	220	—	220

Tunisia	—	14	—	14

Certificates	326,828	91,607	—	418,435

Real Estate Investment Trusts

France	2,911,737	—	—	2,911,737

Japan	349,195	—	—	349,195

Mexico	57,012	—	—	57,012

Nigeria	—	—	—	—

South Africa	35,335	—	—	35,335

Turkey	41,632	—	—	41,632

United Kingdom	145,266	—	—	145,266

Repurchase Agreements	—	19,957,162	—	19,957,162

Total Investments in Securities	395,922,941	20,358,910	—	416,281,851

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$43,856	$—	$43,856

Total Assets	$395,922,941	$20,402,766	$—	$416,325,707

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(5,644)	$—	$(5,644)

Total Liabilities	$—	$(5,644)	$—	$(5,644)

!	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

††	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2016, the value of these securities amounted to $62,310 representing 0.01% of total net assets.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $1,026,854 representing 0.2% of total net assets.

**	Represents less than 0.05%.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    39

Wilmington Multi-Manager International Fund (continued)

The following acronyms are used throughout this Fund:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

LLC - Limited Liability Corporation

MTN - Medium Term Note

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

At April 30, 2016, the International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2016	RBC Investor Services BA	32,971,178 Japanese Yen	$296,658	$309,879	$13,221
5/2/2016	Citigroup Global Markets	31,278,194 Japanese Yen	280,773	293,968	13,195
5/2/2016	RBC Investor Services BA	28,117,326 Japanese Yen	253,941	264,261	10,320
5/2/2016	Bank of New York	6,068,757 Japanese Yen	54,571	57,037	2,466
5/2/2016	Citigroup Global Markets	688,026 Swedish Krona	85,307	85,677	370
5/2/2016	Citigroup Global Markets	53,197 Australian Dollar	40,645	40,449	(196)
5/2/2016	Bank of New York	44,348 Euro	50,312	50,781	469
5/2/2016	Citigroup Global Markets	37,899 Canadian Dollar	30,228	30,206	(22)
5/2/2016	Barclays Bank International	25,248 Danish Krone	3,853	3,885	32
5/2/2016	WestPac Bank	4,479 Euro	5,068	5,128	60
5/3/2016	Bank of New York	160,088 Euro	183,267	183,309	42
5/3/2016	Deutsche Bank	144,877 Hong Kong Dollar	18,678	18,678	—
5/3/2016	Bank of New York	103,411 Pound Sterling	151,126	151,100	(26)
5/3/2016	Citigroup Global Markets	96,578 Australian Dollar	73,478	73,433	(45)
5/3/2016	Citigroup Global Markets	52,552 Canadian Dollar	41,851	41,884	33
5/3/2016	Barclays Bank International	6,127 Pound Sterling	8,951	8,952	1
5/4/2016	Bank of New York	93,186 Pound Sterling	136,335	136,160	(175)
5/4/2016	Deutsche Bank	37,316 Hong Kong Dollar	4,811	4,811	—
5/4/2016	Bank of New York	35,770 Pound Sterling	52,249	52,266	17
5/4/2016	Barclays Bank International	2,179 Pound Sterling	3,184	3,184	—
5/6/2016	Bank of New York	5,732,710 Japanese Yen	51,481	53,886	2,405
5/6/2016	Bank of New York	1,194,302 Japanese Yen	10,726	11,226	500
5/9/2016	Bank of New York	4,720,821 Japanese Yen	43,674	44,378	704
CONTRACTS SOLD
5/2/2016	Citigroup Global Markets	619,234 Danish Krone	94,372	95,271	(899)
5/2/2016	Bank of New York	155,044 Swiss Franc	160,385	161,622	(1,237)
5/2/2016	Bank of New York	44,440 Euro	50,462	50,886	(424)
5/2/2016	Bank of New York	12,000 Swiss Franc	12,512	12,509	3
5/2/2016	WestPac Bank	6,409 Canadian Dollar	5,068	5,108	(40)
5/2/2016	Barclays Bank International	4,824 Canadian Dollar	3,853	3,845	8
5/3/2016	Citigroup Global Markets	1,784,578 Danish Krone	274,475	274,563	(88)
5/3/2016	Citigroup Global Markets	519,328 Swedish Krona	64,618	64,670	(52)
5/3/2016	Bank of New York	144,093 Swiss Franc	150,152	150,207	(55)
5/3/2016	Bank of New York	30,515 Euro	34,940	34,941	(1)
5/3/2016	Bank of New York	29,794 Malaysian Ringgit	7,615	7,627	(12)
5/3/2016	Barclays Bank International	11,218 Canadian Dollar	8,951	8,941	10
5/3/2016	Bank of New York	3,732 Pound Sterling	5,451	5,453	(2)
5/4/2016	Bank of New York	32,876 Danish Krone	5,030	5,058	(28)
5/4/2016	Bank of New York	13,770 Swiss Franc	14,265	14,357	(92)

ANNUAL REPORT / April 30, 2016

40	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager International Fund (concluded)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contracts at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
5/4/2016	Bank of New York	8,066 Malaysian Ringgit	$ 2,062	$ 2,064	$ (2)
5/4/2016	Bank of New York	5,527 Swiss Franc	5,725	5,762	(37)
5/4/2016	Bank of New York	5,313 Euro	6,052	6,084	(32)
5/4/2016	Barclays Bank International	3,053 Swiss Franc	3,184	3,184	—
5/9/2016	Bank of New York	11,340,753 Japanese Yen	104,429	106,608	(2,179)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$38,212

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Alternatives Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Common Stocks	39.6%

Corporate Bonds	20.5%

Investment Companies	13.3%

U.S. Government Obligations	1.9%

Purchased Options	0.0%[3]

Cash Equivalents[1]	24.6%

Securities Sold Short	(20.4)%

Written Options	(0.1)%

Other Assets and Liabilities – Net[2]	20.6%

TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Number of Shares	Value

COMMON STOCKS – 39.6%

AEROSPACE & DEFENSE – 0.4%

Northrop Grumman Corp.Ö	2,732	$563,502

AIRLINES – 0.6%

International Consolidated Airlines Group SA	47,642	366,322

Japan Airlines Co. Ltd.	5,900	219,198

Qantas Airways Ltd.*	168,853	413,409

TOTAL AIRLINES		$998,929

AUTO COMPONENTS – 0.2%

Magna International, Inc.	7,000	294,014

BANKS – 0.6%

CIT Group, Inc.	17,600	608,432

Intesa Sanpaolo	120,783	317,544

TOTAL BANKS		$925,976

BIOTECHNOLOGY – 2.8%

ACADIA Pharmaceuticals, Inc.*	8,918	288,051

Actelion Ltd.*	3,355	542,088

Alder Biopharmaceuticals, Inc.*,Ö	13,000	345,150

Alexion Pharmaceuticals, Inc.*	800	111,424

Amgen, Inc.Ö	3,762	595,525

Description	Number of Shares	Value

Avexis, Inc.*	4,597	$114,925

Celgene Corp.*,Ö	1,197	123,782

EPIRUS Biopharmaceuticals, Inc.*	8,966	26,001

Gilead Sciences, Inc.Ö	4,901	432,317

Minerva Neurosciences, Inc.*	10,000	64,300

Neurocrine Biosciences, Inc.*,Ö	6,698	305,295

Ophthotech Corp.*,Ö	9,430	440,758

Otonomy, Inc.*	4,672	66,623

ProQR Therapeutics NV*	9,233	51,059

Radius Health, Inc.*	4,600	163,760

Regeneron Pharmaceuticals, Inc.*,Ö	835	314,553

Seattle Genetics, Inc.*	4,422	156,893

United Therapeutics Corp.*,Ö	2,933	308,552

TOTAL BIOTECHNOLOGY		$4,451,056

BUILDING PRODUCTS – 0.2%

Masco Corp.Ö	12,016	369,011

CHEMICALS – 0.4%

LyondellBasell Industries NV, Class AÖ	2,092	172,946

Mitsubishi Chemical Holdings Corp.	88,200	482,282

TOTAL CHEMICALS		$655,228

ANNUAL REPORT / April 30, 2016

42	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

COMMERCIAL BANKS – 0.3%

Chiba Bank Ltd. (The)	77,000	$408,158

COMMERCIAL SERVICES & SUPPLIES – 1.1%

Sabre Corp.Ö	59,500	1,722,525

COMMUNICATIONS EQUIPMENT – 0.3%

Cisco Systems, Inc.Ö	17,061	469,007

CONSTRUCTION MATERIALS – 0.7%

Fletcher Building Ltd.	1,134	6,604

Vulcan Materials Co.Ö	9,746	1,048,962

TOTAL CONSTRUCTION MATERIALS		$1,055,566

CONTAINERS & PACKAGING – 0.3%

CCL Industries, Inc.	2,500	457,779

DIVERSIFIED CONSUMER SERVICES – 0.0%**

Service Corp. International	2,500	66,675

ELECTRIC UTILITIES – 0.0%**

Fortis, Inc.	100	3,172

FOOD & STAPLES RETAILING – 0.1%

CVS Health Corp.	2,200	221,100

FOOD PRODUCTS – 0.9%

Archer-Daniels-Midland Co.Ö	4,144	165,511

Pinnacle Foods, Inc.	30,000	1,277,700

TOTAL FOOD PRODUCTS		$1,443,211

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%

ABIOMED, Inc.*,Ö	3,597	349,413

Boston Scientific Corp.*,Ö	20,454	448,352

Cooper Cos., Inc. (The)	1,100	168,388

Edwards Lifesciences Corp.*,Ö	2,675	284,112

Intuitive Surgical, Inc.*	173	108,360

K2M Group Holdings, Inc.*	11,990	194,957

LDR Holding Corp.*,Ö	26,545	715,388

Medtronic PLC	4,000	316,600

Neovasc, Inc.*,Ö	34,239	109,907

Nevro Corp.*,Ö	12,086	812,784

NuVasive, Inc.*,Ö	8,184	433,261

STERIS PLCÖ	5,000	353,350

Zeltiq Aesthetics, Inc.*	13,271	396,803

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$4,691,675

HEALTH CARE PROVIDERS & SERVICES – 3.4%

AAC Holdings, Inc.*,Ö	17,377	357,792

Amedisys, Inc.*,Ö	11,804	607,788

AMN Healthcare Services, Inc.*	4,227	150,101

Amsurg Corp.*,Ö	4,221	341,817

Anthem, Inc.	865	121,766

Brookdale Senior Living, Inc.*	17,867	329,825

Centene Corp.*,Ö	11,129	689,552

Description	Number of Shares	Value

Envision Healthcare Holdings, Inc.*,Ö	31,279	$707,844

HCA Holdings, Inc.*,Ö	2,479	199,857

Henry Schein, Inc.*	957	161,446

Laboratory Corp. of America Holdings*,Ö	4,000	501,280

LHC Group, Inc.*	1,815	73,217

Quest Diagnostics, Inc.	2,937	220,774

Surgical Care Affiliates, Inc.*,Ö	6,059	292,953

Tenet Healthcare Corp.*,Ö	9,830	311,513

UnitedHealth Group, Inc.	2,211	291,144

VCA, Inc.*	1,730	108,938

TOTAL HEALTH CARE PROVIDERS & SERVICES		$5,467,607

HEALTH CARE TECHNOLOGY – 0.2%

HMS Holdings Corp.*	14,523	245,293

HOTELS, RESTAURANTS & LEISURE – 1.4%

Carnival Corp.Ö	7,746	379,941

Darden Restaurants, Inc.Ö	6,248	388,938

Flight Centre Travel Group Ltd.	15,694	469,085

McDonald’s Corp.Ö	4,860	614,741

Starbucks Corp.Ö	7,742	435,333

Tabcorp Holdings Ltd.	4,147	13,969

TOTAL HOTELS, RESTAURANTS & LEISURE		$2,302,007

HOUSEHOLD DURABLES – 0.6%

Berkeley Group Holdings PLC	13,590	594,720

Iida Group Holdings Co. Ltd.	8,600	169,009

Persimmon PLC	9,087	263,824

TOTAL HOUSEHOLD DURABLES		$1,027,553

INDUSTRIAL CONGLOMERATES – 0.2%

NWS Holdings Ltd.	166,000	252,952

INSURANCE – 0.6%

Dai-ichi Life Insurance Co. Ltd. (The)	41,000	527,528

T&D Holdings, Inc.	35,800	363,888

TOTAL INSURANCE		$891,416

INTERNET & CATALOG RETAIL – 0.5%

Amazon.com, Inc.*,Ö	597	393,775

Expedia, Inc.Ö	1,621	187,663

Liberty Interactive Corp., QVC Group, Class A*,Ö	6,381	167,182

TOTAL INTERNET & CATALOG RETAIL		$748,620

INTERNET SOFTWARE & SERVICES – 2.7%

Akamai Technologies, Inc.*,Ö	4,288	218,645

Alphabet, Inc., Class A*,Ö	688	487,021

Alphabet, Inc., Class C*	355	246,019

eBay, Inc.*,Ö	15,899	388,413

Facebook, Inc., Class A*,Ö	18,320	2,154,066

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	43

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

Mixi, Inc.	11,400	$405,000

VeriSign, Inc.*,Ö	5,153	445,219

TOTAL INTERNET SOFTWARE & SERVICES		$4,344,383

IT SERVICES – 0.9%

Paychex, Inc.Ö	10,225	532,927

Total System Services, Inc.Ö	61	3,120

Visa, Inc., Class AÖ	11,960	923,790

TOTAL IT SERVICES		$1,459,837

LIFE SCIENCES TOOLS & SERVICES – 0.1%

Thermo Fisher Scientific, Inc.Ö	1,600	230,800

MACHINERY – 0.1%

Yangzijiang Shipbuilding Holdings Ltd.	215,200	158,418

MEDIA – 1.2%

LKQ Corp.*	55,400	1,775,570

TEGNA, Inc.Ö	4,490	104,886

TOTAL MEDIA		$1,880,456

MULTILINE RETAIL – 0.7%

Dollar General Corp.	13,000	1,064,830

OIL & GAS FIELD SERVICES – 0.0%**

Columbia Pipeline Group, Inc.Ö	162	4,150

OIL, GAS & CONSUMABLE FUELS – 1.9%

Inpex Corp.	42,800	357,283

Marathon Petroleum Corp.Ö	8,496	332,024

Pioneer Natural Resources Co.Ö	5,988	994,607

Tesoro Corp.Ö	2,081	165,835

TonenGeneral Sekiyu K.K.	61,000	600,254

Valero Energy Corp.Ö	3,292	193,800

Veresen, Inc.	16,600	120,131

Woodside Petroleum Ltd.	15,900	342,619

TOTAL OIL, GAS & CONSUMABLE FUELS		$3,106,553

PERSONAL PRODUCTS – 0.2%

Kose Corp.	3,000	289,286

PHARMACEUTICALS – 1.3%

AbbVie, Inc.	5,770	351,970

Collegium Pharmaceutical, Inc.*	13,870	264,362

Endocyte, Inc.*	23,233	90,609

GW Pharmaceuticals PLC ADR*	1,456	117,965

Merck KGaA	1,845	173,383

Pacira Pharmaceuticals, Inc.*	4,750	257,023

Shire PLC ADR	700	131,194

Taro Pharmaceutical Industries Ltd.*,Ö	3,126	436,827

Teva Pharmaceutical Industries Ltd. ADR	4,604	250,688

TOTAL PHARMACEUTICALS		$2,074,021

PROFESSIONAL SERVICES – 0.2%

ManpowerGroup, Inc.Ö	4,325	333,155

Description	Number of Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 1.0%

British Land Co. PLC (The)	41,316	$434,054

Extra Space Storage, Inc.Ö	11,200	951,440

RioCan Real Estate Investment Trust	10,700	232,642

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,618,136

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.4%

Kerry Properties Ltd.	182,000	496,242

Sino Land Co. Ltd.	28,000	44,110

Swire Pacific Ltd.	5,000	54,371

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$594,723

ROAD & RAIL – 1.2%

AMERCOÖ	919	323,488

Kansas City SouthernÖ	17,150	1,624,962

TOTAL ROAD & RAIL		$1,948,450

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%

Broadcom Ltd.Ö	4,430	645,673

Intel Corp.Ö	7,238	219,167

Linear Technology Corp.Ö	13,543	602,393

Maxim Integrated Products, Inc.Ö	7,563	270,150

NVIDIA Corp.Ö	9,141	324,780

NXP Semiconductors NV*	8,000	682,240

Xilinx, Inc.Ö	9,595	413,353

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$3,157,756

SOFTWARE – 3.2%

Activision Blizzard, Inc.Ö	11,619	400,507

CA, Inc.Ö	15,249	452,285

CDK Global, Inc.Ö	32,116	1,527,758

Constellation Software, Inc.	1,000	390,803

Electronic Arts, Inc.*,Ö	4,698	290,571

Intuit, Inc.Ö	1,285	129,644

Nuance Communications, Inc.*,Ö	22,369	384,299

salesforce.com, Inc.*	13,420	1,017,236

Synopsys, Inc.*,Ö	3,608	171,452

VMware, Inc., Class A*,Ö	6,514	370,712

TOTAL SOFTWARE		$5,135,267

SPECIALTY RETAIL – 2.9%

AutoZone, Inc.*	1,373	1,050,661

Foot Locker, Inc.Ö	4,656	286,065

GameStop Corp.Ö	9,412	308,714

Lowe’s Cos., Inc.Ö	19,077	1,450,231

O’Reilly Automotive, Inc.*,Ö	1,477	387,978

Sally Beauty Holdings, Inc.*,Ö	37,835	1,188,019

TOTAL SPECIALTY RETAIL		$4,671,668

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 0.2%

HP, Inc.Ö	24,639	302,321

ANNUAL REPORT / April 30, 2016

44	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

Western Digital Corp.Ö	80	$3,269

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$305,590

TOBACCO – 0.1%

Altria Group, Inc.Ö	1,566	98,204

TRANSPORTATION – 0.0%**

Aurizon Holdings Ltd.	1,668	5,415

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Hutchison Port Holdings TrustÖ	46,000	21,160

WIRELESS TELECOMMUNICATION SERVICES – 0.6%

KDDI Corp.	14,300	425,909

NTT DOCOMO, Inc.	21,800	532,092

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$958,001

TOTAL COMMON STOCKS (COST $61,074,982)		$63,192,291

INVESTMENT COMPANIES – 13.3%

ALTERNATIVE INVESTMENT FUNDS – 8.4%

AQR Style Premia Alternative Fund*	993,049	10,069,513

Arbitrage Fund, Class I	261,476	3,412,266

TOTAL ALTERNATIVE INVESTMENT FUNDS		$13,481,779

DEBT FUND – 2.9%

Professionally Managed Portfolios – The

Osterweis Strategic Income Fund, Class I	424,644	4,594,646

EQUITY FUND – 2.0%

Boston Partners Long/Short Research Fund	212,311	3,146,443

TOTAL INVESTMENT COMPANIES (COST $21,615,102)		$21,222,868

	Par Value

CORPORATE BONDS – 20.5%

CONSUMER DISCRETIONARY – 9.1%

Altice Luxembourg SA, Company Guaranteed, 7.63%, 2/15/25Ω	$2,500,000	$2,425,000

Boyd Gaming Corp., Company Guaranteed, 6.88%, 5/15/23	1,750,000	1,824,375

Cablevision Systems Corp., Sr. Unsecured, 7.75%, 4/15/18	2,000,000	2,095,000

CHS/Community Health Systems, Inc., Company Guaranteed, 6.88%, 2/01/22	3,000,000	2,745,000

Frontier Communications Corp., Sr. Unsecured, 11.00%, 9/15/25Ω	2,000,000	2,035,000

Univision Communications, Inc., Company Guaranteed, 8.50%, 5/15/21Ω	2,350,000	2,464,563

West Corp., Company Guaranteed, 5.38%, 7/15/22Ω	1,000,000	908,750

TOTAL CONSUMER DISCRETIONARY		$14,497,688

Description	Par Value	Value

CONSUMER STAPLES – 1.6%

Albertson’s Holdings LLC/Safeway, Inc.,
Sr. Secured, 7.75%, 10/15/22Ω	$2,376,000	$2,554,200

DIVERSIFIED – 1.3%

Argos Merger Sub, Inc.,
Sr. Unsecured, 7.13%, 3/15/23Ω	2,000,000	2,052,500

HEALTH CARE – 2.3%

Concordia Healthcare Corp.,
Sr. Unsecured, 7.00%, 4/15/23Ω	2,400,000	2,244,000

Kinetics Concepts, Inc./KCI USA, Inc.,
Multiple Guarantors, 12.50%, 11/01/19	1,450,000	1,402,875

TOTAL HEALTH CARE		$3,646,875

INDUSTRIALS – 2.6%

Advanced Disposal/Services, Inc.,
Company Guaranteed, 8.25%, 10/01/20	2,000,000	2,090,000

United Rentals North America, Inc.,
Company Guaranteed, 7.38%, 5/15/20	2,000,000	2,090,000

TOTAL INDUSTRIALS		$4,180,000

INFORMATION TECHNOLOGY – 2.5%

First Data Corp.,
Sr. Unsecured, 7.00%, 12/01/23Ω	1,500,000	1,546,874

Western Digital Corp.,
Company Guaranteed, 10.50%, 4/01/24Ω	2,500,000	2,443,750

TOTAL INFORMATION TECHNOLOGY		$3,990,624

TELECOMMUNICATION SERVICES – 1.1%

Wind Acquisition Finance SA,
Company Guaranteed, 7.38%, 4/23/21Ω	2,000,000	1,785,000

TOTAL CORPORATE BONDS (COST $32,951,748)		$32,706,887

U.S. GOVERNMENT OBLIGATIONS – 1.9%

U.S. TREASURY BILL – 1.9%

0.25%, 7/28/16Ö,‡	3,000,000	2,998,550

TOTAL U.S. GOVERNMENT OBLIGATION (COST $2,998,369)		$2,998,550

	Number of Shares

MONEY MARKET FUND – 24.6%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	39,231,320	$39,231,320

TOTAL MONEY MARKET FUND (COST $39,231,320)		$39,231,320

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	45

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Contracts	Value

PURCHASED OPTIONS – 0.0%**

CALL OPTIONS – 0.0%**

S&P 500 Index, Strike Price $2,195.00, Expiring 5/09/2016	16	$7

S&P 500 Index, Strike Price $2,200.00, Expiring 5/04/2016	17	—

S&P 500 Index, Strike Price $2,200.00, Expiring 5/06/2016	16	48

S&P 500 Index, Strike Price $2,210.00, Expiring 5/02/2016	16	—

S&P 500 Index, Strike Price $2,220.00, Expiring 5/11/2016	16	9

S&P 500 Index, Strike Price $2,220.00, Expiring 5/23/2016	12	163

S&P 500 Index, Strike Price $2,225.00, Expiring 5/13/2016	16	80

S&P 500 Index, Strike Price $2,230.00, Expiring 5/16/2016	16	57

S&P 500 Index, Strike Price $2,230.00, Expiring 5/20/2016	12	120

S&P 500 Index, Strike Price $2,235.00, Expiring 5/25/2016	12	136

S&P 500 Index, Strike Price $2,250.00, Expiring 5/18/2016	12	55

TOTAL CALL OPTIONS		$675

PUT OPTIONS – 0.0%**

S&P 500 Index, Strike Price $1,850.00, Expiring 5/04/2016	17	1

S&P 500 Index, Strike Price $1,850.00, Expiring 5/09/2016	16	125

S&P 500 Index, Strike Price $1,865.00, Expiring 5/06/2016	16	800

S&P 500 Index, Strike Price $1,880.00, Expiring 5/02/2016	16	—

S&P 500 Index, Strike Price $1,880.00, Expiring 5/11/2016	16	559

S&P 500 Index, Strike Price $1,885.00, Expiring 5/20/2016	12	2,400

S&P 500 Index, Strike Price $1,890.00, Expiring 5/13/2016	16	2,000

S&P 500 Index, Strike Price $1,890.00, Expiring 5/23/2016	12	3,262

S&P 500 Index, Strike Price $1,900.00, Expiring 5/16/2016	16	2,470

S&P 500 Index, Strike Price $1,900.00, Expiring 5/25/2016	12	4,352

S&P 500 Index, Strike Price $1,915.00, Expiring 5/18/2016	12	3,077

TOTAL PUT OPTIONS		$19,046

TOTAL PURCHASED OPTIONS
(COST $39,615)		$19,721

TOTAL INVESTMENTS IN SECURITIES – 99.9%
(COST $157,911,136)		$159,371,637

Description	Number of Shares	Value

SECURITIES SOLD SHORT – (20.4%)

CONSUMER DISCRETIONARY – (0.9%)

AUTOMOBILES – (0.1%)

Porsche Automobil Holding SE 4.08%
Preference	(3,808)	$(212,481)

HOTELS, RESTAURANTS & LEISURE – (0.1%)

Starbucks Corp.	(2,150)	(120,895)

MEDIA – (0.1%)

Altice NV – A*	(16,153)	(245,073)

Charter Communications, Inc.*	(19)	(4,033)

TOTAL MEDIA		$(249,106)

MULTILINE RETAIL – (0.4%)

Dollar Tree, Inc.*	(4,497)	(358,456)

Don Quijote Holdings Co., Ltd.	(6,600)	(246,570)

TOTAL MULTILINE RETAIL		$(605,026)

SPECIALTY RETAIL – (0.2%)

Advance Auto Parts, Inc.	(1,724)	(269,116)

TOTAL CONSUMER DISCRETIONARY		$(1,456,624)

CONSUMER STAPLES – (0.1%)

FOOD & STAPLES RETAILING – (0.1%)

Tesco PLC*	(73,042)	(183,675)

ENERGY – (2.3%)

ENERGY EQUIPMENT & SERVICES – (0.5%)

Halliburton Co.	(8,985)	(371,170)

National Oilwell Varco, Inc.	(4,813)	(173,461)

Tenaris SA	(14,889)	(200,834)

TOTAL ENERGY EQUIPMENT & SERVICES		$(745,465)

OIL, GAS & CONSUMABLE FUELS – (1.8%)

Apache Corp.	(4,416)	(240,230)

Cabot Oil & Gas Corp.	(11,477)	(268,562)

California Resources Corp.*	(440)	(968)

Cheniere Energy, Inc.*	(6,790)	(263,995)

Cimarex Energy Co.	(1,495)	(162,776)

Continental Resources, Inc.*	(4,035)	(150,344)

EOG Resources, Inc.	(3,528)	(291,483)

EQT Corp.	(625)	(43,813)

Lundin Petroleum AB*	(19,659)	(368,188)

Noble Energy, Inc.	(9,112)	(329,034)

Occidental Petroleum Corp.	(4,533)	(347,454)

ANNUAL REPORT / April 30, 2016

46	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

Pioneer Natural Resources Co.	(2,039)	$(338,678)

Whiting Petroleum Corp.*	(6,805)	(81,660)

TOTAL OIL, GAS & CONSUMABLE FUELS		$(2,887,185)

TOTAL ENERGY		$(3,632,650)

FINANCIALS – (3.3%)

BANKS – (0.8%)

Banco de Sabadell SA	(3,655)	(6,985)

Banco de Sabadell SA	(125,783)	(240,384)

Banco Popular Espanol	(41,683)	(113,357)

Bank Of The Ozarks, Inc.	(6,450)	(266,385)

Lloyds Banking Group PLC	(220,358)	(215,950)

Royal Bank Of Scotland Group PLC*	(122,529)	(411,778)

Seven Bank Ltd.	(1,400)	(6,197)

TOTAL BANKS		$(1,261,036)

CAPITAL MARKETS – (0.2%)

BlackRock, Inc.	(500)	(178,165)

Deutsche Bank AG	(8,597)	(162,131)

E*TRADE Financial Corp.*	(722)	(18,180)

TOTAL CAPITAL MARKETS		$(358,476)

COMMERCIAL BANKS – (0.3%)

Standard Chartered PLC	(48,023)	(387,403)

CONSUMER FINANCE – (0.1%)

Acom Co., Ltd*	(24,100)	(131,825)

DIVERSIFIED FINANCIAL SERVICES – (0.2%)

FactSet Research Systems, Inc.	(1,700)	(256,275)

Moody’s Corp.	(1,160)	(111,035)

TOTAL DIVERSIFIED FINANCIAL SERVICES		$(367,310)

INSURANCE – (0.1%)

St James Place Capital	(4,898)	(62,049)

REAL ESTATE INVESTMENT TRUSTS – (0.8%)

American Tower Corp.	(4,585)	(480,875)

HCP, Inc.	(11,068)	(374,430)

Klepierre	(847)	(39,837)

Omega Healthcare Investors, Inc.	(3,880)	(131,028)

Welltower, Inc.	(3,951)	(274,278)

TOTAL REAL ESTATE INVESTMENT TRUSTS		$(1,300,448)

REAL ESTATE MANAGEMENT & DEVELOPMENT – (0.8%)

Hulic Co., Ltd.	(47,100)	(486,936)

Mitsubishi Estate Co., Ltd.	(16,000)	(318,947)

NTT Urban Development Corp.	(37,800)	(370,895)

Description	Number of Shares	Value

Tokyo Tatemono Co., Ltd.	(8,300)	$(113,735)

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$(1,290,513)

TOTAL FINANCIALS		$(5,159,060)

HEALTH CARE – (6.1%)

BIOTECHNOLOGY – (1.9%)

Adamas Pharmaceuticals, Inc.*	(4,601)	(77,665)

Agios Pharmaceuticals, Inc.*	(3,922)	(191,982)

Alnylam Pharmaceuticals, Inc.*	(3,926)	(263,199)

AMAG Pharmaceuticals, Inc.*	(7,293)	(193,410)

Axovant Sciences Ltd.*	(3,711)	(48,243)

BioMarin Pharmaceutical, Inc.*	(2,440)	(206,619)

Celgene Corp.	(4,550)	(470,516)

Editas Medicine, Inc.*	(8,133)	(268,796)

Emergent BioSolutions, Inc.*	(5,629)	(216,829)

Gilead Sciences, Inc.	(3,480)	(306,971)

Halozyme Therapeutics, Inc.*	(7,993)	(84,326)

ImmunoGen, Inc.*	(6,260)	(42,881)

Intrexon Corp.*	(2,815)	(75,245)

Ironwood Pharmaceuticals, Inc.*	(5,372)	(56,137)

Kite Pharma, Inc.*	(232)	(10,737)

MediciNova, Inc.*	(10,432)	(71,772)

Regeneron Pharmaceuticals*	(904)	(340,546)

Spark Therapeutics, Inc.*	(1,976)	(70,919)

TOTAL BIOTECHNOLOGY		$(2,996,793)

HEALTH CARE EQUIPMENT & SUPPLIES – (0.6%)

Neogen Corp.*	(5,599)	(264,497)

Stryker Corp.	(4,201)	(457,951)

Zimmer Holdings, Inc.	(2,830)	(327,629)

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$(1,050,077)

HEALTH CARE PROVIDERS & SERVICES – (1.7%)

Amerisourcebergen Corp.	(4,279)	(364,143)

Cardinal Health, Inc.	(2,171)	(170,337)

Cigna Corp.	(2,000)	(277,080)

Express Scripts Holding Co.*	(6,491)	(478,581)

Humana, Inc.	(1,453)	(257,283)

McKesson Corp.	(2,302)	(386,322)

MEDNAX, Inc.*	(7,080)	(504,733)

Select Medical Holdings Corp.*	(14,000)	(187,320)

Team Health Holdings, Inc.*	(1,927)	(80,606)

TOTAL HEALTH CARE PROVIDERS & SERVICES		$(2,706,405)

HEALTH CARE TECHNOLOGY – (0.5%)

Computer Programs & Systems	(5,201)	(266,967)

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	47

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

M3, Inc.	(14,400)	$(407,368)

Veeva Systems, Inc.*	(3,382)	(93,039)

TOTAL HEALTH CARE TECHNOLOGY		$(767,374)

LIFE SCIENCES TOOLS & SERVICES – (0.6%)

Cambrex Corp.*	(5,040)	(243,130)

Luminex Corp.*	(16,160)	(324,816)

Quintiles Transnational Hold*	(4,768)	(329,326)

TOTAL LIFE SCIENCES TOOLS & SERVICES		$(897,272)

PHARMACEUTICALS – (0.8%)

Allergan PLC*	(2,592)	(561,324)

Merck & Co., Inc.	(5,220)	(286,265)

Perrigo Co. PLC	(2,500)	(241,675)

Sagent Pharmaceuticals, Inc.*	(10,503)	(122,255)

Valeant Pharmaceuticals International, Inc.*	(3,982)	(132,840)

TOTAL PHARMACEUTICALS		$(1,344,359)

TOTAL HEALTH CARE		$(9,762,280)

INDUSTRIALS – (0.4%)

AIR FREIGHT & LOGISTICS – (0.2%)

Expeditors International of Washington, Inc.	(5,740)	(284,761)

BUILDING PRODUCTS – (0.1%)

AO Smith Corp.	(1,808)	(139,614)

TRADING COMPANIES & DISTRIBUTORS – (0.1%)

United Rentals, Inc.*	(2,567)	(171,809)

TRANSPORTATION INFRASTRUCTURE – 0.0%

Transurban Group	(10,001)	(88,058)

TOTAL INDUSTRIALS		$(684,242)

INFORMATION TECHNOLOGY – (1.1%)

COMMUNICATIONS EQUIPMENT – (0.3%)

Nokia OYJ	(39,975)	(235,734)

Palo Alto Networks, Inc.*	(1,700)	(256,479)

TOTAL COMMUNICATIONS EQUIPMENT		$(492,213)

INTERNET SOFTWARE & SERVICES – (0.5%)

GoDaddy, Inc.*	(8,611)	(261,516)

Twitter, Inc.*	(14,614)	(213,657)

Yahoo!, Inc.*	(9,066)	(331,816)

TOTAL INTERNET SOFTWARE & SERVICES		$(806,989)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – (0.2%)

ARM Holdings PLC	(3,340)	(137,575)

Marvell Technology Group Ltd.	(11,369)	(113,463)

Micron Technology, Inc.*	(14,930)	(160,498)

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$(411,536)

SOFTWARE – (0.1%)

Description	Number of Shares	Value

Workday, Inc.*	(1,285)	$(96,349)

TOTAL INFORMATION TECHNOLOGY		$(1,807,087)

INVESTMENT COMPANIES – (3.6%)

EQUITY FUNDS – (3.6%)

Consumer Discretionary Select Sector SPDR Fund	(4,534)	(358,866)

Energy Select Sector SPDR Fund	(2,900)	(195,779)

First Trust Dow Jones Internet Index Fund*	(4,000)	(277,840)

Market Vectors Semiconductor ETF	(10,010)	(525,125)

SPDR S&P 500 ETF Trust, Series T	(11,530)	(2,378,636)

SPDR S&P 500 Retail ETF	(23,000)	(1,016,600)

Technology Select Sector SPDR Fund	(24,370)	(1,026,708)

TOTAL EQUITY FUNDS		$(5,779,554)

TOTAL INVESTMENT COMPANIES		$(5,779,554)

MATERIALS – (2.0%)

CHEMICALS – (0.5%)

Albemarle Corp.	(5,115)	(338,408)

FMC Corp.	(8,645)	(373,983)

WR Grace & Co.*	(93)	(7,131)

TOTAL CHEMICALS		$(719,522)

CONSTRUCTION MATERIALS – (0.3%)

Lafargeholcim Ltd.-Reg	(6,504)	(329,302)

Martin Marietta Materials, Inc.	(1,090)	(184,461)

TOTAL CONSTRUCTION MATERIALS		$(513,763)

METALS & MINING – (1.2%)

Alcoa, Inc.	(25,129)	(280,691)

Barrick Gold Corp.	(11,200)	(216,823)

First Quantum Minerals Ltd.	(32,700)	(278,603)

Fresnillo PLC	(25,148)	(408,973)

Glencore PLC	(117,844)	(280,495)

Goldcorp, Inc.	(7,200)	(145,067)

South32 Ltd.*	(183,789)	(231,976)

Thyssenkrupp AG	(4,271)	(99,327)

TOTAL METALS & MINING		$(1,941,955)

TOTAL MATERIALS		$(3,175,240)

TELECOMMUNICATION SERVICES – (0.3%)

DIVERSIFIED TELECOMMUNICATION SERVICES – (0.3%)

Iliad SA	(808)	(176,575)

ANNUAL REPORT / April 30, 2016

48	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

Description	Number of Shares	Value

Level 3 Communications, Inc.*	(5,815)	$(303,892)

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$(480,467)

TOTAL TELECOMMUNICATION SERVICES		$(480,467)

UTILITIES – (0.3%)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – (0.3%)

Calpine Corp.*	(19,688)	(310,677)

NRG Energy, Inc.	(8,233)	(124,318)

TOTAL INDEPENDENT POWER PRODUCERS & ENERGY TRADERS		$(434,995)

TOTAL UTILITIES		$(434,995)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $(31,103,337))		$(32,555,874)
	Contracts

WRITTEN OPTIONS – (0.1%)

CALL OPTIONS – 0.0%**

S&P 500 Index, Strike Price $2,095.00, Expiring 5/09/2016	(16)	$(9,388)

S&P 500 Index, Strike Price $2,100.00, Expiring 5/04/2016	(17)	(2,972)

S&P 500 Index, Strike Price $2,100.00, Expiring 5/06/2016	(16)	(3,520)

S&P 500 Index, Strike Price $2,110.00, Expiring 5/02/2016	(16)	(315)

S&P 500 Index, Strike Price $2,120.00, Expiring 5/11/2016	(16)	(3,369)

S&P 500 Index, Strike Price $2,120.00, Expiring 5/23/2016	(12)	(6,964)

S&P 500 Index, Strike Price $2,125.00, Expiring 5/13/2016	(16)	(2,560)

S&P 500 Index, Strike Price $2,130.00, Expiring 5/16/2016	(16)	(3,685)

S&P 500 Index, Strike Price $2,130.00, Expiring 5/20/2016	(12)	(3,000)

S&P 500 Index, Strike Price $2,135.00, Expiring 5/25/2016	(12)	(4,448)

S&P 500 Index, Strike Price $2,145.00, Expiring 5/18/2016	(12)	(1,580)

TOTAL CALL OPTIONS		$(41,801)

PUT OPTIONS – (0.1%)

S&P 500 Index, Strike Price $1,950.00, Expiring 5/04/2016	(17)	(144)

S&P 500 Index, Strike Price $1,950.00, Expiring 5/09/2016	(16)	(1,572)

S&P 500 Index, Strike Price $1,965.00, Expiring 5/06/2016	(16)	(1,600)

Description	Contracts	Value

S&P 500 Index, Strike Price $1,980.00, Expiring 5/02/2016	(16)	$(76)

S&P 500 Index, Strike Price $1,980.00, Expiring 5/11/2016	(16)	(4,957)

S&P 500 Index, Strike Price $1,985.00, Expiring 5/20/2016	(12)	(10,020)

S&P 500 Index, Strike Price $1,990.00, Expiring 5/13/2016	(16)	(8,320)

S&P 500 Index, Strike Price $1,990.00, Expiring 5/23/2016	(12)	(12,459)

S&P 500 Index, Strike Price $2,000.00, Expiring 5/16/2016	(16)	(12,859)

S&P 500 Index, Strike Price $2,000.00, Expiring 5/25/2016	(12)	(15,972)

S&P 500 Index, Strike Price $2,020.00, Expiring 5/18/2016	(12)	(15,401)

TOTAL PUT OPTIONS		$(83,380)

TOTAL WRITTEN OPTIONS
(PREMIUMS RECEIVED $(236,654))		$(125,181)

TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS – 79.4%
		$126,690,582
OTHER ASSETS LESS LIABILITIES – 20.6%		32,799,690

TOTAL NET ASSETS – 100.0%		$159,490,272

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    49

Wilmington Multi-Manager Alternatives Fund (continued)

Cost of investments for Federal income tax purposes is $160,581,047. The net unrealized appreciation/(depreciation) of investments was $(1,209,410). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,016,178 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,225,588.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$563,502	$—	$—	$563,502

Airlines	998,929	—	—	998,929

Auto Components	294,014	—	—	294,014

Banks	925,976	—	—	925,976

Biotechnology	4,451,056	—	—	4,451,056

Building Products	369,011	—	—	369,011

Chemicals	655,228	—	—	655,228

Commercial Banks	408,158	—	—	408,158

Commercial Services & Supplies	1,722,525	—	—	1,722,525

Communications Equipment	469,007	—	—	469,007

Construction Materials	1,055,566	—	—	1,055,566

Containers & Packaging	457,779	—	—	457,779

Diversified Consumer Services	66,675	—	—	66,675

Electric Utilities	3,172	—	—	3,172

Food & Staples Retailing	221,100	—	—	221,100

Food Products	1,443,211	—	—	1,443,211

Health Care Equipment & Supplies	4,691,675	—	—	4,691,675

Health Care Providers & Services	5,467,607	—	—	5,467,607

Health Care Technology	245,293	—	—	245,293

Hotels, Restaurants & Leisure	2,302,007	—	—	2,302,007

Household Durables	1,027,553	—	—	1,027,553

Industrial Conglomerates	252,952	—	—	252,952

Insurance	891,416	—	—	891,416

Internet & Catalog Retail	748,620	—	—	748,620

Internet Software & Services	4,344,383	—	—	4,344,383

IT Services	1,459,837	—	—	1,459,837

Life Sciences Tools & Services	230,800	—	—	230,800

Machinery	158,418	—	—	158,418

Media	1,880,456	—	—	1,880,456

Multiline Retail	1,064,830	—	—	1,064,830

Oil & Gas Field Services	4,150	—	—	4,150

Oil, Gas & Consumable Fuels	3,106,553	—	—	3,106,553

Personal Products	289,286	—	—	289,286

Pharmaceuticals	2,074,021	—	—	2,074,021

Professional Services	333,155	—	—	333,155

Real Estate Investment Trusts	1,618,136	—	—	1,618,136

Real Estate Management & Development	594,723	—	—	594,723

Road & Rail	1,948,450	—	—	1,948,450

Semiconductors & Semiconductor Equipment	3,157,756	—	—	3,157,756

ANNUAL REPORT / April 30, 2016

50	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (continued)

	Level 1	Level 2	Level 3	Total

Software	$5,135,267	$—	$—	$5,135,267

Specialty Retail	4,671,668	—	—	4,671,668

Technology Hardware, Storage & Peripherals	305,590	—	—	305,590

Tobacco	98,204	—	—	98,204

Transportation	5,415	—	—	5,415

Transportation Infrastructure	21,160	—	—	21,160

Wireless Telecommunication Services	958,001	—	—	958,001

Investment Companies	21,222,868	—	—	21,222,868

Corporate Bonds	—	32,706,887	—	32,706,887

U.S. Government Obligations	—	2,998,550	—	2,998,550

Money Market Fund	39,231,320	—	—	39,231,320

Purchased Options	—	19,721	—	19,721

Total Investments in Securities	123,646,479	35,725,158	—	159,371,637

Other Financial Instruments!

Financial Futures Contracts	12,256	—	—	12,256

Total Assets	$123,658,735	$35,725,158	$—	$159,383,893

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(9)	$—	$(9)

Financial Futures Contracts	(1,051,885)	—	—	(1,051,885)

Securities Sold Short	(32,548,889)	(6,985)	—	(32,555,874)

Written Options	—	(125,181)	—	(125,181)

Total Liabilities	$(33,600,774)	$(132,175)	$—	$(33,732,949)

!

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments such as forward foreign currency contracts and financial futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument. Securities Sold Short and Written options are reported at their market value at period end.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    51

Wilmington Multi-Manager Alternatives Fund (continued)

*	Non-income producing security.

^	7-Day net yield.

✓	All or a portion of this security is segregated as collateral in connection with the fund’s short positions and written options carried by the Funds. The total value of all securities segregated at April 30, 2016 amounted to $ 32,010,890 representing 20.1% of total net assets.

Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted amounted to $20,459,637 representing 12.8% of total net assets.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

PLC - Public Limited Company

SPDR - Standard & Poor’s Depository Receipts

ANNUAL REPORT / April 30, 2016

52	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Alternatives Fund (concluded)

At April 30, 2016, the Alternatives Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD
5/4/2016	Bank of New York	1,426 Euro	$1,625	$1,634	$(9)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(9)

At April 30, 2016, the Alternatives Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
LONG POSITIONS:
Czech Koruna Futures	June 2016	1	$99,924	$99,355	$(569)
Norwegian Krone Futures	June 2016	1	100,308	96,582	(3,726)
Swedish Krona Futures	June 2016	1	99,956	98,533	(1,423)
SHORT POSITIONS:
Australian Dollar Futures	June 2016	2	150,345	151,740	(1,395)
British Pound Futures	June 2016	4	354,611	365,325	(10,714)
Canadian Dollar Futures	June 2016	2	152,102	159,480	(7,378)
Euro Futures	June 2016	173	23,871,439	24,793,063	(921,624)
Japanese Yen Futures	June 2016	32	3,657,358	3,751,200	(93,842)
Mexican Peso Futures	June 2016	4	112,790	115,700	(2,910)
New Zealand Dollar Futures	June 2016	2	134,925	139,280	(4,355)
Polish Zloty Futures	June 2016	1	133,753	130,790	2,963
South African Rand Futures	June 2016	2	65,751	69,700	(3,949)
Swiss Franc Futures	June 2016	17	2,228,643	2,219,350	9,293
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$(1,039,629)

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Multi-Manager Real Asset Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Inflation-Linked & Fixed Income Securities:

U.S. Government Inflation-Linked Securities	40.6%

Investment Companies	8.2%

Corporate Bonds	3.7%

Foreign Government Securities	2.9%

Foreign Government Inflation-Linked Securities	2.2%

U.S. Government Agency Obligations	1.6%

Asset-Backed Securities	1.3%

U.S. Treasury	0.7%

Mortgage-Backed Securities	0.6%

Real Estate Related Securities:

Real Estate Investment Trusts	37.6%

Common Stocks	12.4%

Investment Companies	0.1%

Preferred Stocks	0.0%[3]

Rights	0.0%[3]

Purchased Options	0.1%

Written Options	(0.1)%

Short-Term Investments

Cash Equivalents[1]	3.5%

Other Assets and Liabilities – Net[2]	(15.4)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Par Value	Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 61.8%

ASSET-BACKED SECURITIES – 1.3%

COLLATERALIZED LOAN OBLIGATION – 0.5%

CIFC Funding 2011-I Ltd., Series 2011-1AR, Class A1R, 1.92%, 1/19/23Δ,Ω	$315,340	$315,365

Cordatus CLO I PLC, 2006-1X A2, 0.97%, 1/30/24Δ	57,859GBP	82,564

Cordatus CLO II PLC, 2007-1X A1F, 0.16%, 7/25/24Δ	76,302EUR	86,235

Description	Par Value	Value

Doral CLO II Ltd., Series 2012-2A, Class A1R, 1.66%, 5/26/23Δ,Ω	$731,586	$731,218

Eaton Vance CDO VII PLC, 1-X A2,

0.88%, 3/25/26Δ	105,149	102,998

0.96%, 3/25/26Δ	193,165	189,069

Symphony CLO VIII LP, Series 2012-8AR, Class AR, 1.72%, 1/09/23Δ,Ω	477,991	475,773

Venture VII CDO Ltd., Series 2006-7A, Class A1A, 0.85%, 1/20/22Δ,Ω	261,988	256,625

TOTAL COLLATERALIZED LOAN OBLIGATION		$2,239,847

ANNUAL REPORT / April 30, 2016

54	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value		Value

DIVERSIFIED FINANCIAL SERVICES – 0.3%

Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M1, 0.82%, 3/25/36Δ	300,000		$264,743

Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M2, 1.08%, 5/25/35Δ	545,623		451,285

Bear Stearns Asset Backed Securities Trust, Series 2005-1, Class M2, 2.53%, 3/25/35Δ	476,912		443,723

Countrywide Asset-Backed Certificates, Series 2006-6, Class 2A2, 0.61%, 9/25/36Δ	124,359		124,100

TOTAL DIVERSIFIED FINANCIAL SERVICES			$1,283,851

WHOLE LOAN – 0.5%

Asset Backed Securities Corp. Home Equity Loan Trust, Series OOMC 2006-HE3, Class A1, 0.60%, 3/25/36Δ	120,467		113,437

Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A3, 0.65%, 8/25/36Δ	1,200,000		1,045,095

Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M2, 1.37%, 4/25/36Δ	241,321		208,979

JP Morgan Mortgage Acquisition Trust 2006-NC1, Series 2006-NC1, Class A4, 0.59%, 4/25/36Δ	780,887		777,362

Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-WF1, Class M2, 0.72%, 3/25/36Δ	200,000		164,896

Saxon Asset Securities Trust, Series 2005-1, Class M2, 1.14%, 5/25/35Δ	208,458		135,171

TOTAL WHOLE LOAN			$2,444,940

TOTAL ASSET-BACKED SECURITIES

(COST $5,917,167)			$5,968,638

CORPORATE BONDS – 3.7%

COMPUTERS – 0.0%**

HP Enterprise Co., Sr. Unsecured, 2.45%, 10/05/17Ω	250,000		252,903

ENERGY – 0.1%

Petrobras Global Finance BV, Company Guaranteed, 3.41%, 3/17/20Δ	100,000		82,095

Sabine Pass LNG LP, Sr. Secured, 7.50%, 11/30/16	400,000		410,000

TOTAL ENERGY			$492,095

FINANCIALS – 3.2%

Ally Financial, Inc., Company Guaranteed, 5.50%, 2/15/17	569,000		582,514

Bank of America Corp., Sr. Unsecured,

4.10%, 7/24/23	300,000		321,756

4.06%, 10/21/25Δ	12,000,000	MXN	770,722

4.13%, 1/22/24	800,000		850,433

BPCE SA, Subordinated, 4.63%, 7/11/24Δ	700,000		693,553

CIT Group, Inc., Sr. Unsecured, 4.25%, 8/15/17	594,000		603,652

Description	Par Value		Value

Citigroup, Inc., Sr. Unsecured, 2.65%, 10/26/20	$100,000		$101,064

Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed,

3.75%, 3/26/25	1,000,000		977,569

3.80%, 9/15/22	250,000		253,854

4.88%, 5/15/45	1,000,000		1,017,053

Eksportfinans ASA, Sr. Unsecured, 5.50%, 6/26/17	1,000,000		1,040,390

Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	900,000		957,691

Goldman Sachs Group, Inc. (The), Sr. Unsecured,

1.71%, 9/15/20Δ	800,000		797,258

3.50%, 1/23/25	900,000		911,385

Intesa Sanpaolo SpA, Sr. Unsecured, 6.50%, 2/24/21Ω	300,000		343,583

JPMorgan Chase & Co., Sr. Unsecured, 3.90%, 7/15/45	800,000		847,480

KBC Bank NV, Subordinated, 8.00%, 1/25/23Δ	1,600,000		1,742,200

Lloyds Bank PLC, Company Guaranteed, 1.75%, 5/14/25	400,000		400,388

Novo Banco SA, Sr. Unsecured, 5.00%, 4/23/19	150,000	EUR	111,237

Realkredit Danmark A/S, 2.00%, 4/01/17	700,000	DKK	109,751

UBS Group Funding Jersey Ltd, Company
Guaranteed, 2.95%, 9/24/20Ω	1,000,000		1,009,886

TOTAL FINANCIALS			$14,443,419

PHARMACEUTICALS – 0.3%

AbbVie, Inc., Sr. Unsecured,

1.80%, 5/14/18	500,000		503,897

2.50%, 5/14/20	200,000		203,623

3.20%, 11/06/22	100,000		103,332

Actavis Funding SCS, Company Guaranteed,

3.45%, 3/15/22	100,000		102,714

3.80%, 3/15/25	300,000		308,166

TOTAL PHARMACEUTICALS			$1,221,732

UTILITIES – 0.1%

Dynegy, Inc., Company Guaranteed, 6.75%, 11/01/19	300,000		305,250

TOTAL CORPORATE BONDS (COST $16,795,145)			$16,715,399

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	55

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 2.2%

GOVERNMENT – 2.2%

Denmark Inflation Linked Government Bond, 0.10%, 11/15/23	14,577,080DKK	$2,357,965

Italy Buoni Poliennali Del Tesoro, Sr. Unsecured, 2.35%, 9/15/24Ω	1,270,000EUR	1,663,975

Mexican Udibonos, 4.50%, 11/22/35	21,355,387MXN	1,432,300

New Zealand Government Bond, Sr. Unsecured,

2.00%, 9/20/25	4,950,000NZD	3,626,663

3.00%, 9/20/30	625,000NZD	503,505

Sweden Inflation Linked Bond, 1.00%, 6/01/25	3,100,000SEK	460,145

TOTAL GOVERNMENT		$10,044,553

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $10,338,711)		$10,044,553

FOREIGN GOVERNMENT SECURITIES – 2.9%

GOVERNMENT – 2.9%

Athens Urban Transportation Organisation, Government Guaranteed, 4.85%, 9/19/16	100,000EUR	110,002

Autonomous Community of Catalonia, Sr. Unsecured, 4.75%, 6/04/18	100,000EUR	117,731

Brazil Letra Tesouro Nacional, 14.43%, 7/01/16‡	4,300,000BRL	1,222,044

Brazil Letras do Tesouro Nacional,

13.72%, 1/01/17‡	16,300,000BRL	4,346,968

14.30%, 10/01/16‡	13,800,000BRL	3,793,071

Corp. Andina de Fomento, Series 11U, Unsecured, 3.95%, 10/15/21	4,524,215MXN	265,700

Credit Agricole SA, Subordinated, 8.13%, 9/19/33Δ	900,000	990,940

Hellenic Republic Government International Bond, Sr. Unsecured, 4.50%, 7/03/17	30,000,000JPY	251,645

Mexican Bonos de Proteccion al Ahorro, 3.52%, 4/01/18Δ	15,500,000MXN	900,773

Mexican Udibonos, 4.50%, 12/04/25	19,467,209MXN	1,278,313

TOTAL GOVERNMENT		$13,277,187

TOTAL FOREIGN GOVERNMENT SECURITIES (COST $13,122,459)		$13,277,187

Description	Number of Shares	Value

INVESTMENT COMPANIES – 8.2%

INFLATION-PROTECTED SECURITIES FUNDS – 8.2%

Vanguard Inflation-Protected Securities Fund, Institutional Shares	3,495,381	$37,610,300

TOTAL INVESTMENT COMPANIES (COST $37,000,000)		$37,610,300

	Par Value

MORTGAGE-BACKED SECURITIES – 0.6%

WHOLE LOAN – 0.6%

Alternative Loan Trust, Series 2004-18BC, Class 4A1, 5.50%, 9/25/34	$445,589	$456,343

BCAP LLC Trust, Series 2009-RR6-I, Class 3A1, 2.90%, 12/26/37Δ,Ω	48,826	47,801

Grifonas Finance PLC, Class A, 0.32%, 8/28/39Δ	570,951EUR	457,805

JP Morgan Resecuritization Trust, Series 2009-7, Class 13A1, 2.50%, 6/27/37Δ,Ω	47,745	46,105

Marche Mutui 4 Srl, Class A, 0.34%, 2/25/55Δ	43,126EUR	48,673

Marche Mutui Srl, Series 6, Class A1, 2.10%, 1/27/64Δ	72,068EUR	83,417

Rise Ltd., 2014-1, Class A, 4.75%, 2/15/39Δ	259,375	257,725

Trinity Square 2015-1A PLC, 1.79%, 7/15/51Δ,Ω	566,099GBP	820,034

WAMU Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4,

2.18%, 11/25/36Δ	318,970	274,181

2.43%, 3/25/37Δ	127,170	115,954

TOTAL WHOLE LOAN		$2,608,038

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,579,355)		$2,608,038

U.S. GOVERNMENT AGENCY OBLIGATIONS – 1.6%

FEDERAL HOME LOAN BANK (FHLB) – 0.2%

Federal Home Loan Bank Discount Notes,

0.03%, 5/20/16‡	600,000	599,915

0.25%, 5/25/16‡	200,000	199,965

0.31%, 6/08/16‡	200,000	199,935

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$999,815

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.4%

Fannie Mae TBA, 3.00%, 6/13/46	6,000,000	6,139,219

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $7,144,198)		$7,139,034

ANNUAL REPORT / April 30, 2016

56	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Par Value	Value

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 40.6%

U.S. TREASURY INFLATION INDEXED BONDS – 35.3%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/18	$11,050,000	$11,526,806

0.13%, 4/15/19	19,000,000	19,631,018

0.13%, 4/15/20	6,700,000	6,921,579

0.13%, 1/15/23	12,900,000	13,390,944

0.13%, 7/15/24	22,100,000	22,221,649

0.38%, 7/15/23	14,900,000	15,660,887

0.63%, 1/15/24	6,300,000	6,687,411

0.75%, 2/15/42	5,140,000	5,249,394

0.75%, 2/15/45	10,000	9,770

1.00%, 2/15/46#	400,000	418,365

1.38%, 2/15/44	10,200,000	11,647,150

1.75%, 1/15/28	3,300,000	4,344,237

1.88%, 7/15/19	800,000	964,027

2.00%, 1/15/26	878,000	1,231,261

2.13%, 2/15/41	600,000	838,962

2.38%, 1/15/25	413,000	619,805

2.38%, 1/15/27	6,220,000	8,956,368

2.50%, 7/15/16	120,000	142,853

2.50%, 1/15/29	4,860,000	6,764,671

3.63%, 4/15/28	8,670,000	17,544,562

3.88%, 4/15/29	2,800,000	5,797,518

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$160,569,237

U.S. TREASURY INFLATION INDEXED NOTES – 5.3%

U.S. Treasury Inflation Indexed Note,

0.13%, 4/15/17	200,000	210,723

0.13%, 1/15/22	5,250,000	5,586,684

0.13%, 7/15/22	5,320,000	5,589,622

0.63%, 7/15/21	6,310,000	6,973,464

1.25%, 7/15/20	5,000,000	5,836,022

TOTAL U.S. TREASURY INFLATION INDEXED NOTES		$24,196,515

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $181,357,768)		$184,765,752

U.S. TREASURY – 0.7%

U.S. TREASURY BONDS – 0.6%

U.S. Treasury Bond,

2.50%, 2/15/46	2,530,000	2,442,082

3.00%, 11/15/45	100,000	106,933

TOTAL U.S. TREASURY BONDS		$2,549,015

Description	Par Value	Value

U.S. TREASURY NOTE – 0.1%

U.S. Treasury Note, 1.63%, 2/15/26	$700,000	$687,577

TOTAL U.S. TREASURY (COST $3,295,044)		$3,236,592

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $277,549,847)		$281,365,493

	Number of Shares

REAL ESTATE RELATED SECURITIES – 50.1%

COMMON STOCKS – 12.4%

DIVERSIFIED – 0.1%

Kiwi Property Group Ltd.	166,361	$171,919

Stride Property Ltd.	43,396	67,269

TOTAL DIVERSIFIED		$239,188

DIVERSIFIED REAL ESTATE ACTIVITIES – 6.6%

Airport City Ltd.*	6,387	62,922

Alexander & Baldwin, Inc.	4,178	159,767

Allreal Holding AG*	2,064	287,665

Alrov Properties & Lodgings Ltd.	1	15

Argosy Property Ltd.	98,676	81,992

CapitaLand Ltd.	318,300	736,077

City Developments Ltd.	60,100	372,706

Consolidated-Tomoka Land Co.	629	31,010

D Carnegie & Co. AB*	3,408	32,890

Daito Trust Construction Co. Ltd.	12,500	1,820,371

Daiwa House Industry Co. Ltd.	99,106	2,759,878

DIC Asset AG	9,282	85,537

DREAM Unlimited Corp., Class A*	14,796	90,094

Far East Consortium International Ltd.	146,000	48,749

Gateway Lifestyle	29,725	63,510

Goldin Properties Holdings Ltd.*	164,000	68,079

Grand City Properties SA	12,691	280,320

Great Eagle Holdings Ltd.	44,000	178,680

Hang Lung Properties Ltd.	269,000	536,828

Heiwa Real Estate Co. Ltd.	3,000	38,825

Henderson Land Development Co. Ltd.	200,400	1,253,001

HKR International Ltd.	60,800	25,004

K Wah International Holdings Ltd.	151,000	73,194

Kerry Properties Ltd.	79,000	215,402

LendLease Group	67,341	650,277

Leopalace21 Corp.	32,500	203,736

Mitsubishi Estate Co. Ltd.	285,210	5,685,437

Mitsui Fudosan Co. Ltd.	194,589	4,983,600

Mobimo Holding AG*	783	179,324

Nippon Commercial Development Co. Ltd.	1,533	32,202

Nomura Real Estate Holdings, Inc.	15,500	294,850

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	57

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Patrizia Immobilien AG*	4,133	$95,739

Realia Business SA*	31,207	39,486

Shinoken Group Co. Ltd.	2,800	59,526

Soundwill Holdings Ltd.	54,000	70,729

Sumitomo Realty & Development Co. Ltd.	89,498	2,729,521

Sun Hung Kai Properties Ltd.	302,900	3,828,764

Takara Leben Co. Ltd.	8,800	58,887

Tejon Ranch Co.*	1,252	28,195

Tokyo Tatemono Co. Ltd.	27,500	376,833

Tokyu Fudosan Holdings Corp.	65,000	463,064

U & I Group PLC	18,118	52,616

United Industrial Corp. Ltd.	35,000	75,473

UOL Group Ltd.	83,700	382,138

Wheelock & Co. Ltd.	103,000	478,026

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$30,070,939

FINANCIALS – 0.1%

Chinese Estates Holdings Ltd.	9,000	22,370

Inmobiliaria Colonial SA*	252,434	193,664

Nam Tai Property, Inc.	8,138	49,642

Vib Vermoegen AG	3,224	67,022

TOTAL FINANCIALS		$332,698

INDUSTRIALS – 0.0%**

Property For Industry Ltd.	30,878	35,683

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	142,074	126,484

REAL ESTATE DEVELOPMENT – 1.5%

ADLER Real Estate AG*	2,370	31,385

Aveo Group	43,613	113,411

Cheung Kong Property Holdings Ltd.	593,634	4,075,212

Conwert Immobilien Invest SE*	7,784	123,268

Daikyo, Inc.	33,000	54,586

Forestar Group, Inc.*	8,144	109,944

Frasers Centrepoint Ltd.	85,200	105,799

Goldcrest Co. Ltd.	1,800	26,797

Greenland Hong Kong Holdings Ltd.*	128,000	45,379

Helical Bar PLC	12,786	71,693

Howard Hughes Corp. (The)*	2,931	308,253

Nexity SA	4,124	221,141

Peet Ltd.	82,658	59,392

RMR Group, Inc.	1,625	40,495

Road King Infrastructure Ltd.	44,000	36,473

Selvaag Bolig ASA	11,740	38,201

Sino Land Co. Ltd.	630,000	992,484

St. Modwen Properties PLC	26,112	116,903

Tag Immobilien AG	15,653	207,824

Description	Number of Shares	Value

Villa World Ltd.	19,108	$30,946

Wing Tai Holdings Ltd.	64,200	89,508

TOTAL REAL ESTATE DEVELOPMENT		$6,899,094

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0%**

Big Shopping Centers Ltd.	550	32,840

Brack Capital Properties NV	460	34,804

Farmland Partners, Inc.#	2,936	31,679

Norwegian Property ASA	29,950	33,440

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$132,763

REAL ESTATE OPERATING COMPANIES – 4.1%

Ado Properties SA*,Ω	2,220	73,083

Aeon Mall Co. Ltd.	15,800	227,348

Airport Facilities Co. Ltd.	5,100	23,295

Alony Hetz Properties & Investments Ltd.	9,740	80,053

Amot Investments Ltd.	9,612	35,012

Ascendas India Trust	120,800	85,782

Atrium European Real Estate Ltd.*	27,546	116,704

Atrium Ljungberg AB, Class B	9,081	144,180

Azrieli Group	3,773	149,852

Blue Square Real Estate Ltd.	1,827	64,348

Buwog AG*	6,438	135,495

CA Immobilien Anlagen AG*	9,382	179,192

Capital & Counties Properties PLC	94,383	487,506

Castellum AB	21,838	349,443

Citycon OYJ	50,863	128,945

Croesus Retail Trust	118,300	73,451

Daejan Holdings PLC	1,422	116,770

Daibiru Corp.	6,200	56,406

Deutsche Euroshop AG	5,386	250,977

Deutsche Wohnen AG	51,014	1,562,279

Dios Fastigheter AB	4,707	34,436

Entra ASA*,Ω	8,709	82,203

Fabege AB	17,852	297,887

Fastighets AB Balder*	9,511	242,440

First Capital Realty, Inc.	12,125	196,269

Fonciere de Paris SIIC	1,069	177,293

Gazit-Globe Ltd.	12,392	115,183

Global Logistic Properties Ltd.	385,400	548,791

Grainger PLC	54,318	176,671

Hang Lung Group Ltd.	109,000	335,140

Hemfosa Fastigheter AB	16,692	174,082

Hispania Activos Inmobiliarios SA*	19,767	289,719

Hongkong Land Holdings Ltd.	149,400	948,690

Hufvudstaden AB	36,719	568,815

Hulic Co. Ltd.	57,300	592,387

Hysan Development Co. Ltd.	79,000	349,837

Immofinanz AG*	108,066	254,784

ANNUAL REPORT / April 30, 2016

58	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Intershop Holding AG	211	$98,978

Japan Property Management Center Co. Ltd.	1,800	27,152

Jerusalem Oil Exploration*	978	40,518

Keihanshin Building Co. Ltd.	11,300	62,872

Klovern AB-B Shares	67,714	79,600

Kungsleden AB	19,873	136,727

Langham Hospitality Investments &

Langham Hospitality Investments Ltd.	206,000	68,783

LEG Immobilien AG*	24,718	2,287,205

Melisron Ltd.	1,928	75,129

Norstar Holdings, Inc.	2,510	41,394

NTT Urban Development Corp.	41,900	411,124

Olav Thon Eiendomsselskap ASA	5,280	91,149

Perennial Real Estate Holdings Ltd.*	35,647	24,253

Platzer Fastigheter Holding, Class B*	7,280	40,613

PSP Swiss Property AG	5,151	496,146

S Immo AG	10,793	105,913

Sagax AB, Class B	9,716	83,785

Sponda OYJ	33,377	145,307

Swire Properties Ltd.	145,400	378,641

Swiss Prime Site AG*	8,843	774,788

Technopolis OYJ	7,802	33,680

Tlg Immobilien AG*	7,353	155,468

Toc Co. Ltd.	12,100	100,985

Unite Group PLC (The)	28,166	260,305

Unizo Holdings Co. Ltd.	1,500	66,541

Victoria Park AB	16,321	38,615

Vonovia SE	66,063	2,222,852

Wallenstam AB, Class B	28,122	236,380

WCM Beteiligungs & Grundbesitz-AG*	10,309	33,560

Wihlborgs Fastigheter AB	8,854	179,716

TOTAL REAL ESTATE OPERATING COMPANIES		$18,522,927

TOTAL COMMON STOCKS (COST $51,203,129)		$56,359,776

INVESTMENT COMPANIES – 0.1%

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

U.K. Commercial Property Trust Ltd.	116,481	141,178

REAL ESTATE OPERATING COMPANIES – 0.1%

F&C Commercial Property Trust Ltd.	112,622	219,192

TOTAL INVESTMENT COMPANIES (COST $363,160)		$360,370

PREFERRED STOCK – 0.0%**

CONSUMER FINANCE – 0.0%**

Navient Corp. 3.068%Δ	3,000	72,105

TOTAL PREFERRED STOCK (COST $71,100)		$72,105

REAL ESTATE INVESTMENT TRUSTS – 37.6%

Description	Number of Shares	Value
DIVERSIFIED – 5.3%

Abacus Property Group	43,103	$103,892

Activia Properties, Inc.	70	380,263

American Assets Trust, Inc.	4,691	186,092

ANF Immobilier	3,061	84,646

Armada Hoffler Properties, Inc.	3,286	38,446

Artis Real Estate Investment Trust	6,798	72,602

Astro Japan Property Group	7,569	36,257

British Land Co. PLC (The)	150,872	1,585,017

Canadian Real Estate Investment Trust	4,566	161,176

Charter Hall Group	42,279	153,984

Cominar Real Estate Investment Trust	10,509	144,732

Cousins Properties, Inc.	16,472	170,485

Daiwa House Real Estate Investment Corp.	39	211,494

Daiwa House Residential Investment Corp.	89	220,994

Dream Global Real Estate Investment Trust	16,351	114,680

Duke Realty Corp.	28,363	620,299

Fonciere Des Regions	5,524	522,722

Forest City Realty Trust, Inc.	17,782	369,510

Gecina SA	11,642	1,683,672

Gladstone Commercial Corp.	1,641	27,618

Global Net Lease, Inc.	17,570	148,818

Goodman Property Trust	131,446	122,988

GPT Group	467,354	1,787,429

Green Real Estate Investment Trust PLC	80,118	132,288

Growthpoint Properties Australia Ltd.	49,458	121,466

H&R Real Estate Investment Trust	16,542	288,994

Hamborner Real Estate Investment Trust AG	9,068	100,968

Hankyu Real Estate Investment Trust, Inc.	64	82,165

Heiwa Real Estate Investment Trust, Inc.	110	93,148

Hibernia Real Estate Investment Trust PLC	73,301	108,191

Hulic Real Estate Investment Trust, Inc.	109	190,648

Investors Real Estate Trust	13,684	82,378

Kenedix Office Investment Corp.	162	966,823

Land Securities Group PLC	214,353	3,545,457

Lexington Realty Trust	18,108	158,988

Liberty Property Trust	12,423	433,563

Londonmetric Property PLC	80,777	187,074

Mapletree Greater China Commercial Trust	231,700	177,455

Mirvac Group	1,076,869	1,531,155

Morguard Real Estate Investment Trust	3,453	41,996

Nieuwe Steen Investments NV	77,062	365,756

NIPPON Real Estate Investment Trust

Investment Corp.	42	112,263

Nomura Real Estate Master Fund, Inc.	472	753,692

One Liberty Properties, Inc.	1,381	32,343

PS Business Parks, Inc.	1,823	174,570

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Redefine International PLC/Isle of Man	156,931	$108,161

Reit 1 Ltd.	11,700	34,351

Sekisui House Real Estate Investment Trust, Inc.	104	123,353

Sekisui House Si Residential Investment Corp.	115	124,403

Shaftesbury PLC	35,279	469,088

Soilbuild Business Space Real Estate Investment Trust	124,200	64,647

Spirit Realty Capital, Inc.	124,263	1,420,326

Stockland	301,889	1,003,098

Sunlight Real Estate Investment Trust	177,000	93,327

Suntec Real Estate Investment Trust	320,800	401,939

Tokyu Real Estate Investment Trust, Inc.	112	164,000

Top Real Estate Investment Trust, Inc.	20	76,504

United Urban Investment Corp.	350	615,461

Washington Real Estate Investment Trust	4,991	143,092

Wereldhave NV	5,114	263,453

Whitestone Real Estate Investment Trust	1,951	26,202

Yuexiu Real Estate Investment Trust	231,000	128,054

TOTAL DIVERSIFIED		$23,888,656

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.1%

Ascendas Hospitality Trust	89,000	46,325

Hoshino Resorts Real Estate Investment Trust, Inc.	8	98,797

Merlin Properties Socimi SA	38,963	452,840

OUE Hospitality Trust	144,800	74,831

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$672,793

FINANCIALS – 0.7%

Alstria Office Real Estate Investment Trust AG*	13,402	187,989

Bluerock Residential Growth Real Estate Investment Trust, Inc.	2,866	31,354

City Office Real Estate Investment Trust, Inc.	2,823	31,702

Colony Starwood Homes#	4,028	98,162

Crombie Real Estate Investment Trust	2,904	32,357

Easterly Government Properties, Inc.	1,697	31,310

Ichigo Hotel Real Estate Investment Trust Investment Corp.	19	31,696

Independence Realty Trust, Inc.	3,871	27,755

MGM Growth Properties LLC, Class A*	12,125	267,599

National Storage Affiliates Trust	1,546	30,178

NorthStar Realty Europe Corp.	5,459	65,126

NorthStar Realty Finance Corp.	15,497	198,207

Northview Apartment Real Estate Investment Trust	6,017	94,377

Primary Health Properties PLC	49,681	77,492

Select Income Real Estate Investment Trust	5,131	118,783

Description	Number of Shares	Value

Sella Capital Real Estate Ltd.	73,191	$114,377

STORE Capital Corp.	9,569	245,636

Vicinity Centres	659,739	1,665,425

Winthrop Realty Trust*	2,989	38,020

TOTAL FINANCIALS		$3,387,545

INDUSTRIALS – 2.6%

AIMS AMP Capital Industrial Real Estate Investment Trust	105,800	109,745

Ascendas Real Estate Investment Trust	287,500	525,895

BWP Trust	75,742	201,567

Cache Logistics Trust	90,200	58,016

Cambridge Industrial Trust	183,600	74,404

DCT Industrial Trust, Inc.	25,005	1,009,452

EastGroup Properties, Inc.	3,668	219,163

First Industrial Realty Trust, Inc.	9,049	207,584

GLP J-Real Estate Investment Trust*	662	817,545

Goodman Group	200,047	1,048,012

Granite Real Estate Investment Trust	3,100	92,355

Hansteen Holdings PLC	91,418	138,652

Industria Real Estate Investment Trust	37,595	59,744

Industrial & Infrastructure Fund Investment Corp.	44	225,376

Japan Logistics Fund, Inc.	111	249,437

LaSalle Logiport Real Estate Investment Trust*	114	108,857

Mapletree Industrial Trust	153,200	182,835

Mapletree Logistics Trust	200,500	161,014

Monmouth Real Estate Investment Corp.	6,676	76,774

Nippon Prologis Real Estate Investment Trust, Inc.	649	1,589,562

Prologis, Inc.	76,190	3,459,788

Pure Industrial Real Estate Trust	20,600	82,091

Rexford Industrial Realty, Inc.	4,240	79,585

Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	130,300	59,586

Segro PLC	94,222	575,060

STAG Industrial, Inc.	5,598	111,736

Terreno Realty Corp.	3,822	87,027

Tritax Big Box Real Estate Investment Trust PLC	103,770	205,754

Warehouses De Pauw CVA	1,793	163,220

TOTAL INDUSTRIALS		$11,979,836

OFFICE – 7.2%

Alexandria Real Estate Equities, Inc.	14,917	1,386,535

Allied Properties Real Estate Investment Trust	4,881	137,518

Axiare Patrimonio SOCIMI SA	7,323	111,524

Befimmo SA	2,636	176,122

Beni Stabili SpA SIIQ	114,626	84,921

ANNUAL REPORT / April 30, 2016

60	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Boston Properties, Inc.	18,064	$2,327,727

Brandywine Realty Trust	13,995	209,225

Brookfield Canada Office Properties	1,563	34,369

CapitaLand Commercial Trust	255,300	271,464

Champion Real Estate Investment Trust	308,000	165,179

Cofinimmo SA	2,435	302,521

Columbia Property Trust, Inc.	10,597	236,313

Coresite Realty Corp.	2,143	160,575

Corporate Office Properties Trust	7,659	196,683

Cromwell Property Group	176,561	136,934

CyrusOne, Inc.	5,324	234,948

Daiwa Office Investment Corp.	41	267,425

Derwent London PLC	23,051	1,106,087

Dexus Property Group	121,912	780,501

Digital Realty Trust, Inc.	25,689	2,260,118

Douglas Emmett, Inc.	10,974	356,106

Dream Office Real Estate Investment Trust	6,713	112,035

DuPont Fabros Technology, Inc.	7,917	315,255

Empire State Realty Trust, Inc., Class A	12,558	232,449

Equity Commonwealth*	10,144	283,119

First Potomac Realty Trust	4,414	37,122

Franklin Street Properties Corp.	9,236	98,086

Frasers Commercial Trust	92,900	89,456

GDI Property Group	97,742	64,285

Global One Real Estate Investment Corp.	19	80,179

Government Properties Income Trust#	9,510	179,929

Gramercy Property Trust	34,463	291,902

Great Portland Estates PLC	90,937	1,007,178

Highwoods Properties, Inc.	18,881	882,309

Hudson Pacific Properties, Inc.	6,017	175,997

ICADE	9,027	710,629

Intervest Offices & Warehouses NV*	1,173	33,552

Invesco Office J-Reit, Inc.	127	118,287

Investa Office Fund	89,767	284,622

Japan Excellent, Inc.	157	226,056

Japan Prime Realty Investment Corp.	111	499,187

Japan Real Estate Investment Corp.	190	1,203,572

Keppel Real Estate Investment Trust	227,400	177,544

Kilroy Realty Corp.	24,760	1,604,696

Lar Espana Real Estate Socimi SA	6,433	66,163

Mack-Cali Realty Corp.	9,666	247,063

MCUBS MidCity Investment Corp.	31	106,053

Mori Hills Real Estate Investment Trust Investment Corp.	499	757,880

Description	Number of Shares	Value

Mori Trust Sogo Real Estate Investment Trust, Inc.	135	268,224

New York Real Estate Investment Trust, Inc.	12,191	119,838

Nippon Building Fund, Inc.	203	1,308,815

Orix JREIT, Inc.	764	$1,295,353

Paramount Group, Inc.	30,200	504,340

Parkway Properties, Inc.	8,992	147,918

Piedmont Office Realty Trust, Inc., Class A	11,569	230,339

Premier Investment Corp.	145	188,064

Prosperity Real Estate Investment Trust	177,000	68,912

QTS Realty Trust, Inc., Class A	2,805	135,818

SIA Real Estate Investment Trust, Inc.	7	27,862

SL Green Realty Corp.	21,803	2,291,059

Spring Real Estate Investment Trust	239,000	104,142

VEREIT, Inc.	200,007	1,776,062

Vornado Realty Trust	32,331	3,095,047

Workspace Group PLC	16,961	206,935

TOTAL OFFICE		$32,596,128

REAL ESTATE OPERATING COMPANIES – 0.0%**

Hersha Hospitality Trust	3,610	69,637

Picton Property Income Ltd.	63,920	67,946

Schroder Real Estate Investment Trust Ltd.	71,756	61,335

TOTAL REAL ESTATE OPERATING COMPANIES		$198,918

RESIDENTIAL – 4.2%

Advance Residence Investment Corp.	166	455,252

Aedifica SA	1,928	136,081

American Campus Communities, Inc.	10,685	478,154

American Homes 4 Rent, Class A	15,677	248,010

Apartment Investment & Management Co., Class A	12,841	514,410

Ascott Residence Trust	110,100	92,920

AvalonBay Communities, Inc.	22,168	3,919,081

Boardwalk Real Estate Investment Trust	2,626	112,390

Camden Property Trust	7,061	570,035

Canadian Apartment Properties Real Estate Investment Trust	7,852	186,678

Comforia Residential Real Estate Investment Trust, Inc.	64	146,827

Education Realty Trust, Inc.	5,025	199,844

Empiric Student Property PLC	57,542	94,377

Equity Lifestyle Properties, Inc.	6,813	466,622

Equity Residential	64,365	4,381,326

Essex Property Trust, Inc.	6,953	1,532,789

Ichigo Office Real Estate Investment Trust Investment	190	148,929

Ingenia Communities Group	15,219	31,822

InterRent Real Estate Investment Trust	6,334	37,963

Invincible Investment Corp.	503	388,596

Irish Residential Properties Real Estate Investment Trust PLC*	48,633	62,370

Japan Rental Housing Investments, Inc.	216	171,947

Kenedix Residential Investment Corp.	44	124,887

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    61

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Killam Apartment Real Estate Investment Trust	6,336	$59,436

Mid-America Apartment Communities, Inc.	5,971	571,484

Milestone Apartments Real Estate Investment Trust	2,900	39,130

Monogram Residential Trust, Inc.#	13,147	133,179

NexPoint Residential Trust, Inc.#	4,363	61,344

Nippon Accommodations Fund, Inc.	61	263,149

Post Properties, Inc.	4,096	234,947

Preferred Apartment Communities, Inc.#	3,500	43,190

Silver Bay Realty Trust Corp.	4,617	67,408

Starts Proceed Investment Corp.	17	26,986

Sun Communities, Inc.	17,730	1,203,335

UDR, Inc.	52,823	1,844,579

UMH Properties, Inc.#	3,172	31,086

TOTAL RESIDENTIAL		$19,080,563

RETAIL – 11.3%

Acadia Realty Trust	5,779	194,752

AEON Real Estate Investment Trust Investment Corp.	143	181,035

Agree Realty Corp.	998	38,702

Alexander’s, Inc.	247	94,519

Altarea SCA	454	94,094

Brixmor Property Group, Inc.	13,950	352,237

CapitaLand Mall Trust	337,400	519,328

CapitaLand Retail China Trust Management Ltd.	106,300	116,587

CBL & Associates Properties, Inc.	15,254	178,167

Cedar Realty Trust, Inc.	4,681	32,393

Charter Hall Retail Real Estate Investment Trust	35,501	128,488

Choice Properties Real Estate Investment Trust	3,565	36,909

CT Real Estate Investment Trust	5,378	61,894

DDR Corp.	80,844	1,414,770

Equity One, Inc.	7,174	203,024

Eurocommercial Properties NV	13,860	647,833

Federal Realty Investment Trust	5,713	868,833

Fortune Real Estate Investment Trust	142,000	157,251

Fortune Real Estate Investment Trust	64,000	70,296

Frasers Centrepoint Trust	100,000	144,998

Frontier Real Estate Investment Corp.	62	316,992

Fukuoka Real Investment Trust Corp.	92	170,511

General Growth Properties, Inc.	117,564	3,295,319

Getty Realty Corp.	5,416	106,587

Hammerson PLC	140,955	1,203,819

Immobiliare Grande Distribuzione SIIQ SpA	41,447	37,635

Intu Properties PLC	103,734	461,232

Description	Number of Shares	Value

Japan Retail Fund Investment Corp.	1,061	$2,653,497

Kenedix Retail Real Estate Investment Trust Corp.*	70	187,829

Kimco Realty Corp.	99,554	2,799,459

Kite Realty Group Trust	6,126	166,811

Klepierre	65,613	3,085,987

Link Real Estate Investment Trust	524,000	3,185,113

Macerich Co. (The)	10,576	804,622

Mapletree Commercial Trust	172,600	192,512

Mercialys SA	5,059	112,700

National Retail Properties, Inc.	11,566	506,128

OneREIT	18,100	48,326

Pennsylvania Real Estate Investment Trust	5,171	118,623

Plaza Retail Real Estate Investment Trust	17,012	63,726

Ramco-Gershenson Properties Trust	6,768	119,861

Realty Income Corp.#	20,533	1,215,554

Regency Centers Corp.#	18,304	1,349,005

Retail Estates NV	616	55,229

Retail Opportunity Investments Corp.	8,569	168,552

Retail Properties of America, Inc.	23,153	370,216

RioCan Real Estate Investment Trust	20,027	435,432

Rouse Properties, Inc.	2,250	41,557

Saul Centers, Inc.	2,445	130,025

Scentre Group	851,615	3,036,903

Seritage Growth Properties, Class A	1,349	71,996

Shopping Centres Australasia Property Group	91,238	162,333

Simon Property Group, Inc.	44,007	8,852,888

Smart Real Estate Investment Trust	7,151	191,955

SPH Real Estate Investment Trust	174,000	123,560

Starhill Global Real Estate Investment Trust	199,400	115,650

Tanger Factory Outlet Centers, Inc.	7,218	253,207

Taubman Centers, Inc.	4,721	327,873

Unibail-Rodamco SE	20,116	5,389,942

Urban Edge Properties	7,736	200,672

Urstadt Biddle Properties, Inc., Class A	1,937	39,825

Vastned Retail NV	2,651	116,717

Weingarten Realty Investors	9,203	339,775

Wereldhave Belgium NV	322	42,106

Westfield Corp.	372,680	2,862,018

WP GLIMCHER, Inc.	15,193	159,375

TOTAL RETAIL		$51,225,764

SPECIALIZED – 6.2%

ALE Property Group	22,174	71,655

Apple Hospitality REIT, Inc.#	12,942	244,992

Arena Real Estate Investment Trust	24,787	36,469

Ashford Hospitality Prime, Inc.	8,237	92,172

Ashford Hospitality Trust, Inc.	4,355	24,344

ANNUAL REPORT / April 30, 2016

62	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Number of Shares	Value

Assura PLC	215,458	$178,344

Big Yellow Group PLC	18,842	221,901

Care Capital Properties, Inc.	6,872	183,276

CareTrust Real Estate Investment Trust, Inc.	4,804	61,107

CDL Hospitality Trusts	113,800	118,044

Chatham Lodging Trust	3,458	73,690

Chesapeake Lodging Trust	4,775	117,608

Corrections Corp. of America	9,656	293,736

CubeSmart	29,168	863,664

DiamondRock Hospitality Co.#	14,595	130,041

EPR Properties	5,070	334,012

Extra Space Storage, Inc.	10,254	871,077

FelCor Lodging Trust, Inc.	8,425	60,323

First Real Estate Investment Trust	92,000	85,511

Folkestone Education Trust	34,756	65,538

Four Corners Property Trust, Inc.	3,714	65,923

Gaming and Leisure Properties, Inc.#	23,200	760,728

Geo Group, Inc. (The)	6,360	203,711

HCP, Inc.#	38,173	1,291,393

Healthcare Realty Trust, Inc.	26,519	802,995

Healthcare Trust of America, Inc., Class A	31,235	902,379

Hospitality Properties Trust	11,737	300,350

Host Hotels & Resorts, Inc.	129,398	2,047,076

Hotel Property Investments	16,887	35,310

InnVest Real Estate Investment Trust	11,769	51,214

Iron Mountain, Inc.	15,782	576,516

Japan Hotel REIT Investment Corp.	421	387,763

Keppel DC Real Estate Investment Trust	94,900	77,269

LaSalle Hotel Properties	9,113	217,801

LTC Properties, Inc.	3,245	150,536

Medical Properties Trust, Inc.	19,502	259,572

National Health Investors, Inc.	2,804	190,924

National Storage Real Estate Investment Trust	28,164	36,833

New Senior Investment Group, Inc.	11,114	120,031

NorthWest Healthcare Properties Real Estate Investment Trust	7,900	60,760

Omega Healthcare Investors, Inc.	13,575	458,428

Parkway Life Real Estate Investment Trust	54,000	98,375

Pebblebrook Hotel Trust	28,295	782,074

Physicians Realty Trust	7,858	142,466

Public Storage	21,396	5,237,955

Regal Real Estate Investment Trust	106,000	27,194

RLJ Lodging Trust	9,851	207,561

Ryman Hospitality Properties, Inc.	4,403	226,887

Sabra Health Care Real Estate Investment Trust, Inc.	4,628	97,605

Description	Number of Shares	Value

Safestore Holdings PLC	65,638	$324,742

Senior Housing Properties Trust	19,470	342,283

Sovran Self Storage, Inc.	3,230	343,091

Summit Hotel Properties, Inc.	6,545	74,613

Sunstone Hotel Investors, Inc.	61,773	791,312

Universal Health Realty Income Trust	969	52,907

Ventas, Inc.	27,556	1,711,779

Vital Healthcare Property Trust	25,389	36,697

Welltower, Inc.	61,020	4,236,008

Xenia Hotels & Resorts, Inc.	9,913	152,462

TOTAL SPECIALIZED		$28,011,027

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $144,498,619)		$171,041,230

RIGHTS – 0.0%**

FINANCIALS – 0.0%**

Hemfosa Fastigheter AB, Expire 5/30/2016*	16,692	6,028

TOTAL RIGHTS (COST $0)		$6,028

TOTAL REAL ESTATE RELATED SECURITIES (COST $196,136,008)		$227,839,509

	Contracts/ Notional Value
PURCHASED OPTIONS – 0.1%

PUT OPTIONS – 0.1%

3M GBP Libor Option, Strike Price $0.99, Expiring 6/21/2017	19	$1,301

ICE A PUT UK 90 DAY LIBOR, Strike Price $0.99, Expiring 12/21/2016	191	—

IRO USD 1Y BOA, Strike Price $0.01, Expiring 6/20/2016	7,400,000	1,922

IRO USD 1Y CBK, Strike Price $1.50, Expiring 7/05/2016	29,900,000	23

IRO USD 1Y Dub, Strike Price $1.25, Expiring 7/05/2016	55,000,000	674

IRO USD 1Y GLM, Strike Price $0.01, Expiring 7/05/2016	21,500,000	786

IRO USD 1Y GLM, Strike Price $1.50, Expiring 7/11/2016	32,400,000	52

IRO USD 1Y MYC, Strike Price $0.01, Expiring 6/23/2016	15,000,000	1,470

IRO USD 1Y MYC, Strike Price $0.01, Expiring 6/24/2016	14,900,000	1,536

IRO USD 1Y MYC, Strike Price $0.01, Expiring 7/05/2016	27,300,000	334

IRO USD 1Y RYL, Strike Price $0.01, Expiring 6/20/2016	2,000,000	520

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    63

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Contracts/ Notional Value	Value

IRO USD 30Y DUB, Strike Price $0.03, Expiring 10/23/2018	1,500,000	$79,348

IRO USD 30Y MYC, Strike Price $0.03, Expiring 12/10/2018	300,000	4,478

IRO USD 30Y MYC, Strike Price $0.03, Expiring 3/29/2019	900,000	74,168

IRO USD 30Y MYC, Strike Price $0.03, Expiring 10/17/2018	1,000,000	73,024

IRO USD 30Y MYC, Strike Price $0.03, Expiring 11/15/2018	300,000	22,344

IRO USD 5Y5Y FBF, Strike Price $3.40, Expiring 12/05/2016	3,800,000	3,307

TOTAL PUT OPTIONS		$265,287

TOTAL PURCHASED OPTIONS (COST $499,604)		$265,287

	Number of Shares

SHORT-TERM INVESTMENTS – 2.5%

MONEY MARKET FUND – 2.5%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	11,512,752	$11,512,752

TOTAL SHORT-TERM INVESTMENTS (COST $11,512,752)		$11,512,752

Description	Par Value	Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.0%

REPURCHASE AGREEMENT – 1.0%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $865,793, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $883,087.	$865,772	$865,772

Citigroup Global Markets, Inc., 0.30%, dated 4/29/16, due 5/02/16, repurchase price $865,794, collateralized by U.S. Government & Treasury Securities 0.00% to 9.00%, maturing 6/30/17 to 5/01/46; total market value of $883,087.	865,772	865,772

Daiwa Capital Markets America, 0.32%,dated 4/29/16, due 5/02/16, repurchase price $865,795, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $883,088.	865,772	865,772

HSBC Securities USA, Inc., 0.27%, dated 4/29/16, due 5/02/16, repurchase price $865,791, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $883,090.	865,772	865,772

Nomura Securities International, Inc., 0.32%, dated 4/29/16, due 5/02/16,repurchase price $865,795, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $883,087.	865,772	865,772

TD Securities (USA) LLC, 0.30%, dated 4/29/16, due 5/02/16, repurchase price $227,810, collateralized by U.S. Government & Treasury Securities 1.38% to 4.50%, maturing 11/30/18 to 4/01/46; total market value of $232,360.	227,804	227,804

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,556,664)		$4,556,664

TOTAL INVESTMENTS IN SECURITIES 115.5% (COST $490,254,875)		$525,539,705

	Contracts/ Notional Value
WRITTEN OPTIONS – (0.1%)

CALL OPTIONS – 0.0%**

INF CAP Fwd EUR 20Y GLM, Strike Price $0.03, Expiring 6/22/2035	(600,000)	$(5,967)

INF CAP U.S. 1Y DUB, Strike Price $0.03, Expiring 6/01/2016	(600,000)	—

INF CAP U.S. YOY, Strike Price $0.03, Expiring 4/10/2020	(8,300,000)	36,261

ANNUAL REPORT / April 30, 2016

64	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Description	Contracts/ Notional Value	Value

IRO USD 3Y2Y FBF, Strike Price $0.02, Expiring 6/23/2016	(11,700,000)	$(17,807)

IRO USD 5Y5Y FBF, Strike Price $2.40, Expiring 12/05/2016	(3,800,000)	(59,444)

IRO USD 5Y5Y GLM, Strike Price $0.02, Expiring 7/18/2016	(3,600,000)	(7,265)

IRO USD 5Y5Y MYC, Strike Price $0.02, Expiring 7/25/2016	(2,300,000)	(8,704)

ITRAXX EUR 25 5Y BRC, Strike Price $0.01, Expiring 6/15/2016	(1,000,000)	(366)

TOTAL CALL OPTIONS		$(63,292)

PUT OPTIONS – (0.1%)

3M GBP Libor Option, Strike Price $0.98, Expiring 6/21/2017	(19)	(260)

CDX IG25 5Y V1 BOA, Strike Price $0.02, Expiring 5/18/2016	(300,000)	—

CDX IG25 5Y V1 BRC, Strike Price $0.02, Expiring 5/18/2016	(400,000)	—

CDX IG25 5Y V1 CBK, Strike Price $0.02, Expiring 5/18/2016	(400,000)	—

CDX O IG26 5Y V1 JPM, Strike Price $0.01, Expiring 7/20/2016	(4,300,000)	(6,916)

Euro Bund Option, Strike Price $1.59, Expiring 6/24/2016	(11)	(7,809)

ICE A PUT UK 90 DAY LIBOR, Strike Price $0.98, Expiring 12/21/2016	(191)	—

INF FLOOR U.S. YOY, Strike Price $0.00, Expiring 4/10/2020	(8,300,000)	2,957

IRO USD 30Y MYC, Strike Price $0.02, Expiring 10/17/2018	(4,600,000)	(67,999)

IRO USD 3Y2Y FBF, Strike Price $0.02, Expiring 6/23/2016	(11,700,000)	(2,594)

IRO USD 5Y DUB, Strike Price $0.03, Expiring 10/23/2018	(7,500,000)	(84,191)

IRO USD 5Y MYC, Strike Price $0.02, Expiring 11/15/2018	(1,400,000)	(21,638)

IRO USD 5Y MYC, Strike Price $0.02, Expiring 12/10/2018	(1,400,000)	(22,370)

Description	Contracts/ Notional Value	Value

IRO USD 5Y MYC, Strike Price $0.02, Expiring 3/29/2019	(4,300,000)	$(75,358)

IRO USD 5Y5Y MYC, Strike Price $0.03, Expiring 7/25/2016	(2,300,000)	(5,801)

ITRAXX EUR 25 5Y BRC, Strike Price $0.01, Expiring 6/15/2016	(1,000,000)	(900)

OTC Eput AUD vs NZD JPM, Strike Price $0.01, Expiring 7/20/2016	(420,000)	(4,736)

OTC Eput EUR vs USD JPM, Strike Price $0.01, Expiring 5/03/2016	(1,020,000)	—

TOTAL PUT OPTIONS		$(297,615)

PUT SWAPTIONS – 0.0%**

INF CAP U.S. 10Y JPM, Strike Price $0.04, Expiring 4/22/2024	(1,300,000)	(626)

INF CAP U.S. 10Y JPM, Strike Price $0.04, Expiring 5/16/2024	(100,000)	(52)

INF FLOOR U.S. YOY JPM, Strike Price $0.02, Expiring 3/24/2020	(2,300,000)	(22,066)

INF FLOOR USD, Strike Price $2.17, Expiring 4/07/2020	(2,600,000)	(708)

TOTAL PUT SWAPTIONS		$(23,452)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(554,951))		$(384,359)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS – 115.4%		$525,155,346
COLLATERAL FOR SECURITIES ON LOAN – (1.0%)		(4,556,664)

OTHER LIABILITIES LESS ASSETS – (14.4%)		(65,665,548)

TOTAL NET ASSETS – 100.0%		$454,933,134

Cost of investments for Federal income tax purposes is $503,382,767. The net unrealized appreciation/(depreciation) of investments was $22,156,938. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $29,540,254 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,383,316.

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    65

Wilmington Multi-Manager Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Inflation-Linked & Fixed Income Securities

Asset-Backed Securities	$—	$5,968,638	$—	$5,968,638

Corporate Bonds	—	16,715,399	—	16,715,399

Foreign Government Inflation-Linked Securities	—	10,044,553	—	10,044,553

Foreign Government Securities	—	13,277,187	—	13,277,187

Investment Companies	37,610,300	—	—	37,610,300

Mortgage-Backed Securities	—	2,608,038	—	2,608,038

U.S. Government Agency Obligations	—	7,139,034	—	7,139,034

U.S. Government Inflation-Linked Securities	—	184,765,752	—	184,765,752

U.S. Treasury	—	3,236,592	—	3,236,592

Real Estate Related Securities

Common Stocks	56,359,776	—	—	56,359,776

Investment Companies	360,370	—	—	360,370

Preferred Stock	72,105	—	—	72,105

Real Estate Investment Trusts	171,041,230	—	—	171,041,230

Rights	6,028	—	—	6,028

Purchased Options	—	265,287	—	265,287

Short-Term Investments

Money Market Fund	11,512,752	—	—	11,512,752

Repurchase Agreements	—	4,556,664	—	4,556,664

Total Investments in Securities	276,962,561	248,577,144	—	525,539,705

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$852,311	$—	$852,311

Financial Futures Contracts	123,197	—	—	123,197

Credit Default Swaps	—	14,852	—	14,852

Interest Rate Swaps	—	398,847	—	398,847

Total Assets	277,085,758	249,843,154	—	526,928,912

Liabilities

Other Financial Instruments!

Written Options	$—	$(384,359)	$—	$(384,359)

Forward Foreign Currency Contracts	—	(2,166,098)	—	(2,166,098)

Financial Futures Contracts	(1,849)	—	—	(1,849)

Credit Default Swaps	—	(23,520)	—	(23,520)

Interest Rate Swaps	—	(1,411,327)	—	(1,411,327)

Total Liabilities	$(1,849)	$(3,985,304)	$—	$(3,987,153)

!	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Portfolio of Investments. Financial futures contracts, credit default swaps, interest rate swaps and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and written options are reported at their market value at period end.

ANNUAL REPORT / April 30, 2016

66	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
Δ	Floating rate note with current rate and stated maturity date shown.
‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.
^	7-Day net yield.
*	Non-income producing security.
Ω	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $6,812,107 representing 1.50% of total net assets.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
CDX - Markit CDX.NA.IG
INF - Inflation
IRO - Interest Rate Option
LLC - Limited Liability Corporation
LP - Limited Partnership
OTC - Over The Counter
PLC - Public Limited Company
REIT - Real Estate Investment Trust
The following Counter Parties acronyms are used throughout this Fund:
BOA - Bank of America NA
CBK - Citibank NA
DUB - Deutsche Bank AG
FBF - Credit Suisse International
GLM - Goldman Sachs Bank USA
ICE - Intercontinental Exchange, Inc.
JPM - JP Morgan Chase Bank, N.A.
MYC - Morgan Stanley Capital Services Inc.
RYL - Royal Bank of Scotland PLC

Currency Code	Currency

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona

At April 30, 2016, the Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED
5/2/2016	JP Morgan Securities	296,200,000 Japanese Yen	$2,641,982	$2,783,834	$141,852
5/2/2016	Citigroup Global Markets	28,700,000 Japanese Yen	258,698	269,736	11,038
5/3/2016	Goldman Sachs & Company	15,325,000 Danish Krone	2,349,397	2,357,801	8,404
5/3/2016	Goldman Sachs & Company	15,230,000 Danish Krone	2,314,548	2,343,394	28,846
5/3/2016	Banc of America Securities	5,715,841 New Zealand Dollar	3,912,776	3,990,434	77,658
5/3/2016	Banc of America Securities	2,513,000 Euro	2,868,590	2,877,525	8,935
5/3/2016	Goldman Sachs & Company	1,775,000 Euro	2,010,647	2,032,653	22,006
5/3/2016	HSBC Securities, Inc.	994,747 Brazilian Real	274,065	288,941	14,876
5/3/2016	Deutsche Bank	994,747 Brazilian Real	288,266	288,941	675
5/3/2016	Citigroup Global Markets	751,000 Euro	845,987	860,013	14,026
5/3/2016	Goldman Sachs & Company	392,000 Euro	441,563	448,901	7,338
5/3/2016	Goldman Sachs & Company	239,000 Pound Sterling	343,710	349,219	5,509
5/3/2016	Citigroup Global Markets	80,000 Euro	90,479	91,613	1,134
5/12/2016	JP Morgan Securities	37,891,887 South African Rand	2,605,149	2,654,777	49,628
5/18/2016	JP Morgan Securities	36,176,000 South African Rand	2,312,748	2,531,189	218,441
5/20/2016	Barclays Bank International	4,118,000 Mexican Peso	234,898	238,866	3,968
5/24/2016	Barclays Bank International	860,655,600 South Korean Won	714,000	755,094	41,094
5/24/2016	HSBC Securities, Inc.	540,865,400 South Korean Won	449,000	474,527	25,527
5/24/2016	JP Morgan Securities	305,790,600 South Korean Won	254,000	268,284	14,284

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	67

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED (continued)
5/24/2016	HSBC Securities, Inc.	194,536,300 South Korean Won	$161,000	$170,676	$9,676
5/24/2016	Citigroup Global Markets	178,488,000 South Korean Won	148,000	156,596	8,596
5/24/2016	Citigroup Global Markets	149,907,928 Indian Rupee	2,199,353	2,249,262	49,909
5/24/2016	Credit Suisse	36,192,000 South Korean Won	30,000	31,753	1,753
5/24/2016	JP Morgan Securities	34,158,671 Thai Baht	956,156	977,325	21,169
5/24/2016	Goldman Sachs & Company	29,242,500 Taiwan Dollar	875,000	906,874	31,874
5/24/2016	JP Morgan Securities	8,418,060 Taiwan Dollar	252,000	261,062	9,062
5/24/2016	Banc of America Securities	5,486,620 Taiwan Dollar	164,000	170,152	6,152
5/24/2016	HSBC Securities, Inc.	1,484,120 Taiwan Dollar	44,000	46,026	2,026
5/24/2016	JP Morgan Securities	1,415,610 Taiwan Dollar	42,000	43,901	1,901
5/24/2016	Goldman Sachs & Company	1,206,100 South Korean Won	1,000	1,058	58
6/2/2016	Deutsche Bank	994,747 Brazilian Real	273,230	286,033	12,803
6/3/2016	Banc of America Securities	62,528,298 Colombian Peso	21,140	21,834	694
CONTRACTS SOLD
5/2/2016	HSBC Securities, Inc.	324,900,000 Japanese Yen	2,888,580	3,053,571	(164,991)
5/3/2016	Banc of America Securities	30,555,000 Danish Krone	4,641,910	4,701,406	(59,496)
5/3/2016	Banc of America Securities	5,715,841 New Zealand Dollar	3,952,093	3,990,435	(38,342)
5/3/2016	Citigroup Global Markets	3,725,000 Swedish Krona	459,905	463,910	(4,005)
5/3/2016	Citigroup Global Markets	3,296,000 Euro	3,746,467	3,774,436	(27,969)
5/3/2016	HSBC Securities, Inc.	1,804,000 Euro	2,054,040	2,065,863	(11,823)
5/3/2016	HSBC Securities, Inc.	994,747 Brazilian Real	288,266	288,941	(675)
5/3/2016	Deutsche Bank	994,747 Brazilian Real	275,782	288,941	(13,159)
5/3/2016	Citigroup Global Markets	850,000 Pound Sterling	1,215,671	1,241,991	(26,320)
5/3/2016	JP Morgan Securities	411,000 Euro	467,463	470,659	(3,196)
5/3/2016	JP Morgan Securities	255,000 Australian Dollar	195,264	193,865	1,399
5/4/2016	Bank of New York	2,978 Pound Sterling	4,332	4,351	(19)
5/4/2016	Bank of New York	2,382 Pound Sterling	3,466	3,481	(15)
5/12/2016	Banc of America Securities	35,691,706 South African Rand	2,412,580	2,500,628	(88,048)
5/12/2016	JP Morgan Securities	2,200,181 South African Rand	148,125	154,149	(6,024)
5/18/2016	JP Morgan Securities	37,891,887 South African Rand	2,602,018	2,651,247	(49,229)
5/20/2016	Barclays Bank International	67,682,224 Mexican Peso	3,797,188	3,925,925	(128,737)
5/20/2016	Citigroup Global Markets	15,842,000 Mexican Peso	899,740	918,919	(19,179)
5/24/2016	JP Morgan Securities	2,109,119,300 South Korean Won	1,752,852	1,850,429	(97,577)
5/24/2016	Citigroup Global Markets	87,908,070 Indian Rupee	1,269,981	1,318,998	(49,017)
5/24/2016	JP Morgan Securities	45,665,600 Taiwan Dollar	1,382,131	1,416,190	(34,059)
5/24/2016	Deutsche Bank	34,158,671 Thai Baht	958,974	977,325	(18,351)
5/24/2016	Banc of America Securities	27,429,435 Indian Rupee	393,000	411,559	(18,559)
5/24/2016	JP Morgan Securities	20,250,700 Indian Rupee	290,000	303,847	(13,847)
5/24/2016	JP Morgan Securities	13,873,285 Indian Rupee	199,000	208,159	(9,159)
5/24/2016	Banc of America Securities	10,687,820 Chinese Yuan Renminbi	1,628,000	1,646,515	(18,515)
5/24/2016	Deutsche Bank	10,114,720 Chinese Yuan Renminbi	1,540,000	1,558,226	(18,226)
5/24/2016	Banc of America Securities	1,842,292 Chinese Yuan Renminbi	276,000	283,816	(7,816)
6/2/2016	Citigroup Global Markets	28,700,000 Japanese Yen	258,914	269,955	(11,041)
6/2/2016	Goldman Sachs & Company	15,325,000 Danish Krone	2,351,316	2,360,150	(8,834)
6/2/2016	Banc of America Securities	5,715,841 New Zealand Dollar	3,906,766	3,983,873	(77,107)
6/2/2016	Banc of America Securities	2,513,000 Euro	2,871,032	2,880,368	(9,336)
6/3/2016	Goldman Sachs & Company	448,161,353 Colombian Peso	132,867	156,489	(23,622)
7/5/2016	JP Morgan Securities	3,900,000 Brazilian Real	1,041,806	1,109,666	(67,860)
7/5/2016	HSBC Securities, Inc.	400,000 Brazilian Real	106,829	113,812	(6,983)

ANNUAL REPORT / April 30, 2016

68	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (continued)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
CONTRACTS SOLD (continued)
10/4/2016	Goldman Sachs & Company	4,600,000 Brazilian Real	$1,147,132	$1,273,654	$(126,522)
10/4/2016	JP Morgan Securities	4,400,000 Brazilian Real	1,038,961	1,218,278	(179,317)
10/4/2016	Banc of America Securities	1,600,000 Brazilian Real	405,988	443,010	(37,022)
10/4/2016	JP Morgan Securities	1,500,000 Brazilian Real	378,979	415,322	(36,343)
10/4/2016	JP Morgan Securities	1,000,000 Brazilian Real	241,546	276,880	(35,334)
10/4/2016	Citigroup Global Markets	700,000 Brazilian Real	169,598	193,817	(24,219)
1/4/2017	JP Morgan Securities	6,800,000 Brazilian Real	1,599,624	1,838,669	(239,045)
1/4/2017	Goldman Sachs & Company	6,800,000 Brazilian Real	1,590,867	1,838,669	(247,802)
1/4/2017	Deutsche Bank	2,200,000 Brazilian Real	505,481	594,864	(89,383)
1/4/2017	Deutsche Bank	500,000 Brazilian Real	118,546	135,196	(16,650)
4/3/2017	Banc of America Securities	715,300 Danish Krone	108,297	111,622	(3,325)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$(1,313,787)

At April 30, 2016, the Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Contract Amount	Contract at Value	Unrealized Appreciation (Depreciation)
LONG POSITIONS:
10 – Year U.S. Treasury Note Futures	June 2016	9	$ 1,169,676	$ 1,170,562	$886
5 – Year U.S. Treasury Note Futures	June 2016	31	3,729,882	3,748,336	18,454
90 – Day EURO Dollar Futures	December 2016	63	15,615,611	15,613,762	(1,849)
SHORT POSITIONS:
90 – Day EURO Dollar Futures	December 2017	63	$15,577,857	$15,574,388	$3,469
Euro – Bund Futures	June 2016	42	7,468,924	7,388,069	80,855
Euro – BTP Italian Government Bond Futures	June 2016	7	1,053,500	1,049,094	4,406
U.S. Treasury Long Bond Futures	June 2016	10	1,648,252	1,633,125	15,127
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$121,348

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

Wilmington Multi-Manager Real Asset Fund (continued)

At April 30, 2016, the Real Asset Fund had open interest rate swap contracts as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CENTRALLY CLEARED

Chicago Mercantile Exchange#	4/17/18	$3,800,000	0.90%	3 Month CAD CDOR	$(4,964)	$1,191	$(6,155)

Chicago Mercantile Exchange#	12/16/17	7,100,000	1.50%	3 Month USD LIBOR	(73,287)	(70,645)	(2,642)

Chicago Mercantile Exchange#	4/05/18	2,900,000	1.00%	3 Month USD LIBOR	1,030	—	1,030

Chicago Mercantile Exchange#	6/15/18	6,400,000	1.25%	3 Month USD LIBOR	38,346	(3,642)	41,988

Chicago Mercantile Exchange#	12/16/20	2,000,000	2.00%	3 Month USD LIBOR	(70,459)	(48,929)	(21,530)

Chicago Mercantile Exchange#	12/16/22	700,000	2.25%	3 Month USD LIBOR	36,386	4,860	31,526

Chicago Mercantile Exchange#	9/16/25	500,000	2.22%	3 Month USD LIBOR	(24,200)	—	(24,200)

Chicago Mercantile Exchange#	10/02/25	3,900,000	2.35%	3 Month USD LIBOR	(232,183)	—	(232,183)

Chicago Mercantile Exchange#	10/28/25	12,600,000	2.80%	3 Month USD LIBOR	(374,769)	(76,336)	(298,433)

Chicago Mercantile Exchange#	2/22/26	7,200,000	2.50%	3 Month USD LIBOR	(99,808)	—	(99,808)

Chicago Mercantile Exchange#	3/16/26	4,250,000	2.40%	3 Month USD LIBOR	(37,909)	—	(37,909)

Chicago Mercantile Exchange#	4/21/26	2,300,000	2.30%	3 Month USD LIBOR	(8,677)	—	(8,677)

Chicago Mercantile Exchange#	4/27/26	2,800,000	2.30%	3 Month USD LIBOR	(10,296)	—	(10,296)

London Clearing House#	6/15/26	12,900,000	2.25%	3 Month USD LIBOR	(641,700)	(535,708)	(105,992)

Chicago Mercantile Exchange#	6/15/46	300,000	2.50%	3 Month USD LIBOR	18,269	11,311	6,958

London Clearing House#	6/15/46	300,000	2.50%	3 Month USD LIBOR	(20,553)	(26,910)	6,357

Chicago Mercantile Exchange#	9/21/18	100,000	1.00%	6 Month GBP LIBOR	(166)	(223)	57

Chicago Mercantile Exchange#	9/18/23	140,000,000	1.00%	6 Month JPY LIBOR	(93,833)	(9,264)	(84,569)

Chicago Mercantile Exchange#	9/18/23	120,000,000	1.00%	6 Month JPY LIBOR	(80,429)	(6,099)	(74,330)

Chicago Mercantile Exchange#	3/20/24	60,000,000	1.00%	6 Month JPY LIBOR	(41,975)	(21,678)	(20,297)

					$(1,721,177)	$(782,072)	$(939,105)
OVER THE COUNTER

JP Morgan Bank*	10/15/17	600,000	0.58%	Eurostat Eurozone HICP Ex Tobacco	(5,179)	—	(5,179)

Deutsche Bank AG*	10/15/17	400,000	0.58%	Eurostat Eurozone HICP Ex Tobacco	(3,453)	(35)	(3,418)

Deutsche Bank AG*	10/15/17	200,000	0.57%	Eurostat Eurozone HICP Ex Tobacco	(1,680)	—	(1,680)

Citibank NA*	8/15/18	400,000	6.56%	Eurostat Eurozone HICP Ex Tobacco	(4,033)	(415)	(3,618)

Citibank NA*	10/15/18	600,000	0.65%	Eurostat Eurozone HICP Ex Tobacco	(5,232)	—	(5,232)

Societe General Securities*	10/15/18	600,000	0.68%	Eurostat Eurozone HICP Ex Tobacco	(5,873)	203	(6,076)

Goldman Sachs Group, Inc.#	4/15/30	1,100,000	3.20%	UK RPI All Items NSA	72,780	—	72,780

Goldman Sachs Group, Inc.#	5/15/30	350,000	3.32%	UK RPI All Items NSA	33,876	—	33,876

Bank of America NA#	4/08/35	600,000	3.31%	UK RPI All Items NSA	52,026	—	52,026

Credit Suisse International#	4/15/35	700,000	3.34%	UK RPI All Items NSA	69,384	354	69,030

Deutsche Bank AG*	2/10/17	6,200,000	1.93%	US Urban Consumers NSA	(176,780)	—	(176,780)

Goldman Sachs Group, Inc.*	2/12/17	500,000	2.42%	US Urban Consumers NSA	(27,955)	—	(27,955)

Bank of America NA*	4/15/17	190,000	1.72%	US Urban Consumers NSA	(159)	—	(159)

Societe General Securities*	4/15/17	10,000	1.70%	US Urban Consumers NSA	(7)	—	(7)

RBS Securities, Inc.*	7/15/17	2,400,000	2.25%	US Urban Consumers NSA	(142,273)	61	(142,334)

Citibank NA*	7/17/17	200,000	2.25%	US Urban Consumers NSA	(11,856)	12	(11,868)

Bank of America NA*	10/16/17	200,000	1.01%	US Urban Consumers NSA	658	—	658

Bank of America NA*	11/23/20	2,400,000	1.57%	US Urban Consumers NSA	3,558	—	3,558

Deutsche Bank AG#	5/12/25	2,800,000	2.06%	US Urban Consumers NSA	74,371	—	74,371

Bank of America NA*	8/26/25	1,000,000	1.73%	US Urban Consumers NSA	4,632	—	4,632

					$(73,195)	$180	$(73,375)

NET UNREALIZED (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS					$(1,794,372)	$(781,892)	$(1,012,480)

ANNUAL REPORT / April 30, 2016

70	PORTFOLIOS OF INVESTMENTS

Wilmington Multi-Manager Real Asset Fund (concluded)

At April 30, 2016, the Real Asset Fund had open credit default swap contracts as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Implied Credit Spread at April 30, 2016(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CENTRALLY CLEARED

Morgan Stanley###	12/20/20	$1,200,000	1.00%	CDX IG25 5Y ICE	0.82%	$(9,679)	$(4,008)	$(5,671)

Morgan Stanley###	6/20/21	26,100,000	1.00%	CDX IG26 5Y ICE	0.77%	(288,791)	(270,942)	(17,849)

						$(298,470)	$(274,950)	$(23,520)

OVER THE COUNTER

Goldman Sachs Group, Inc.##	10/17/57	$400,000	0.50%	CMBX NA AAA 8 SP	1.17%	$(16,132)	$(26,007)	$9,875

Deutsche Bank AG##	10/17/57	400,000	0.50%	CMBX NA AAA 8 SP	1.18%	(16,132)	(20,781)	4,649

Bank of America NA##	12/20/16	30,000	1.00%	VOLKSWAGEN INTL SNR SP BOA	1.72%	179	(149)	328

						$(32,085)	$(46,937)	$14,852

NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS						$(330,555)	$(321,887)	$(8,668)

* Portfolio pays the fixed rate and receives the floating rate.

# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

### The Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

71

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Conservative Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies:	Percentage of Total Net Assets

Debt Funds	60.2%

Equity Funds	21.6%

Exchange-Traded Funds	8.6%

Alternative Investment Funds	7.3%

Money Market Fund	2.4%

Other Assets and Liabilities – Net[1]	(0.1)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Number of Shares	Value

INVESTMENT COMPANIES – 97.7%

ALTERNATIVE INVESTMENT FUNDS – 7.3%

AQR Managed Futures Strategy Fund, Class I	145,746	$1,476,403

Blackstone Alt Multi-Strategy, Class Y	53,725	530,802

Legg Mason BW Absolute Return Opportunities Fund, Class I	45,395	529,303

TOTAL ALTERNATIVE INVESTMENT FUNDS		$2,536,508

DEBT FUNDS – 60.2%

Fidelity Focused High Income	214,932	1,766,745

FPA New Income, Inc.	166,169	1,661,687

Wilmington Broad Market Bond Fund, Class I§	699,293	6,839,087

Wilmington Intermediate-Term Bond Fund, Class I§	1,048,923	10,510,213

TOTAL DEBT FUNDS		$20,777,732

EQUITY FUNDS – 21.6%

Diamond Hill Large Cap Fund, Class Y	28,596	629,965

Federated International Strategic Value Dividend Fund, Class I	96,265	355,216

Highland Long/Short Equity Fund, Class Z	46,166	524,906

Janus Enterprise Fund, Class I	6,307	562,709

LSV Value Equity Fund, Class I	27,196	629,327

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	14,762	562,446

T Rowe Price Institutional Large-Cap Growth Fund, Class I	20,551	558,990

Description	Number of Shares	Value

Touchstone Small Cap Growth Fund, Class Y	31,004	$170,830

Victory Integrity Small-Cap Value Fund, Class Y	5,536	173,830

Wilmington Large-Cap Strategy Fund, Class I§	128,434	2,171,823

Wilmington Multi-Manager International Fund, Class I§	156,172	1,113,509

TOTAL EQUITY FUNDS		$7,453,551

EXCHANGE-TRADED FUNDS – 8.6%

iShares Cohen & Steers REIT ETF	5,145	514,860

iShares Currency Hedged MSCI Eurozone ETF	4,225	104,864

iShares Russell Mid-Cap Value ETF	5,875	425,467

iShares TIPS ETF	10,697	1,228,871

SPDR Dow Jones International Real Estate ETF	16,760	709,954

TOTAL EXCHANGE-TRADED FUNDS		$2,984,016

TOTAL INVESTMENT COMPANIES (COST $32,961,509)		$33,751,807

ANNUAL REPORT / April 30, 2016

72    PORTFOLIOS OF INVESTMENTS

    Wilmington Strategic Allocation Conservative Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 2.4%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	810,027	$810,027

TOTAL MONEY MARKET FUND (COST $810,027)		$810,027

Description	Value

TOTAL INVESTMENTS – 100.1% (COST $33,771,536)	$34,561,834

OTHER LIABILITIES LESS ASSETS – (0.1%)	(17,926)

TOTAL NET ASSETS – 100.0%	$34,543,908

Cost of investments for Federal income tax purposes is $34,138,715. The net unrealized appreciation/(depreciation) of investments was $423,119. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $717,811 and net unrealized depreciation from investments for those securities having an excess of cost over value of $294,692.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$33,751,807	$—	$—	$33,751,807

Money Market Fund	810,027	—	—	810,027

Total	$34,561,834	$—	$—	$34,561,834

^	7-Day net yield.
§	Affiliated company. See Note 5 in Notes to Financial Statements.

The following acronyms are used throughout this Fund:

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depository Receipts

TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

73

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Moderate Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies:	Percentage of Total Net Assets

Equity Funds	49.3%

Exchange-Traded Funds	13.1%

Debt Funds	9.1%

Alternative Investment Funds	8.0%

Corporate Bonds	6.8%

U.S. Treasury	6.0%

Mortgage-Backed Securities	4.7%

Collateralized Mortgage Obligations	0.5%

Enhanced Equipment Trust Certificates	0.3%

Cash Equivalents[1]	2.5%

Other Assets and Liabilities – Net[2]	(0.3)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Number of Shares	Value

INVESTMENT COMPANIES – 79.5%

ALTERNATIVE INVESTMENT FUNDS – 8.0%

AQR Managed Futures Strategy Fund, Class I	221,942	$2,248,269

Blackstone Alt Multi-Strategy, Class Y	71,250	703,953

Legg Mason BW Absolute Return Opportunities Fund, Class I	60,133	701,145

TOTAL ALTERNATIVE INVESTMENT FUNDS		$3,653,367

DEBT FUNDS – 9.1%

Fidelity Focused High Income	284,792	2,340,989

FPA New Income, Inc.	183,278	1,832,778

TOTAL DEBT FUNDS		$4,173,767

EQUITY FUNDS – 49.3%

Diamond Hill Large Cap Fund, Class Y	79,816	1,758,345

Federated International Strategic Value Dividend Fund, Class I	254,851	940,399

Highland Long/Short Equity Fund, Class Z	61,161	695,395

Janus Enterprise Fund, Class I	17,870	1,594,335

LSV Value Equity Fund, Class I	75,706	1,751,842

Description	Number of Shares	Value

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	40,500	$1,543,036

T Rowe Price Institutional Large-Cap Growth Fund, Class I	56,156	1,527,443

Touchstone Small Cap Growth Fund, Class Y	139,427	768,240

Victory Integrity Small-Cap Value Fund, Class Y	24,896	781,734

Wilmington Large-Cap Strategy Fund, Class I§	332,487	5,622,354

Wilmington Multi-Manager International Fund, Class I§	781,155	5,569,632

TOTAL EQUITY FUNDS		$22,552,755

EXCHANGE-TRADED FUNDS – 13.1%

iShares Cohen & Steers REIT ETF	6,725	672,971

iShares Currency Hedged MSCI Eurozone ETF#	15,700	389,674

iShares Russell Mid-Cap Value ETF	15,550	1,126,131

iShares TIPS ETF	17,300	1,987,424

SPDR Dow Jones International Real Estate ETF	22,200	940,392

ANNUAL REPORT / April 30, 2016

74    PORTFOLIOS OF INVESTMENTS

    Wilmington Strategic Allocation Moderate Fund (continued)

Description	Number of Shares	Value
Vanguard Small-Cap ETF	7,500	$850,950

TOTAL EXCHANGE-TRADED FUNDS		$5,967,542

TOTAL INVESTMENT COMPANIES
(COST $34,683,110)		$36,347,431

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.4%
Series 1988-23, Class C, 9.75%, 9/25/18	$401	$431

Series 2012-114, Class VM, 3.50%, 10/25/25	153,343	164,556

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$164,987

WHOLE LOAN – 0.1%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.78%, 2/25/34Δ	37,823	37,270

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.90%, 11/25/35Δ	20,752	19,049

TOTAL WHOLE LOAN		$56,319

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $230,059)		$221,306

CORPORATE BONDS – 6.8%

AEROSPACE & DEFENSE – 0.2%

L-3 Communications Corp., Company Guaranteed, 3.95%, 11/15/16	85,000	86,117

AUTOMOTIVE – 0.0%

Hyundai Capital America, Sr. Unsecured, 1.88%, 8/09/16Ω	25,000	25,049

BANKS – 0.2%

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	30,000	30,713

Citigroup, Inc., Sr. Unsecured, 1.70%, 4/27/18	35,000	35,056

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	10,000	10,353

TOTAL BANKS		$76,122

BEVERAGES – 0.4%

Anheuser-Busch Cos. LLC, Company Guaranteed, 5.05%, 10/15/16	130,000	132,569

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	20,000	22,655

Dr. Pepper Snapple Group, Inc., Company Guaranteed, 2.00%, 1/15/20	10,000	10,021

Dr. Pepper Snapple Group, Inc., Company Guaranteed, 2.70%, 11/15/22	40,000	40,320

TOTAL BEVERAGES		$205,565

BIOTECHNOLOGY – 0.1%

Amgen, Inc., Sr. Unsecured, 4.40%, 5/01/45	25,000	26,023

Description		Value
	Par Value

Celgene Corp., Sr. Unsecured, 4.63%, 5/15/44	$40,000	$41,272

TOTAL BIOTECHNOLOGY		$67,295

CAPITAL MARKETS – 0.2%

BlackRock, Inc., Sr. Unsecured, 3.38%, 6/01/22	38,000	40,805

Charles Schwab Corp. (The), Sr. Unsecured, 2.20%, 7/25/18	15,000	15,190

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	20,000	21,132

TOTAL CAPITAL MARKETS		$77,127

COMMERCIAL BANKS – 0.2%

HSBC USA, Inc., Sr. Unsecured, 2.63%, 9/24/18	40,000	40,798

SunTrust Banks, Inc., Sr. Unsecured, 2.90%, 3/03/21	30,000	30,545

Wells Fargo & Co., Series M, Subordinated, 3.45%, 2/13/23	35,000	35,902

TOTAL COMMERCIAL BANKS		$107,245

COMMERCIAL FINANCE – 0.2%

General Electric Capital Corp., Sr. Unsecured, MTN, 2.30%, 4/27/17	70,000	71,077

COMPUTERS – 0.1%

Apple, Inc., Sr. Unsecured, 1.05%, 5/05/17	45,000	45,164

CONSUMER FINANCE – 0.1%

American Express Co., Sr. Unsecured, FRN, 0.97%, 5/22/18Δ	30,000	29,874

DIVERSIFIED FINANCIAL SERVICES – 0.7%

Bank of America Corp., Sr. Unsecured, 2.00%, 1/11/18	50,000	50,241

Citigroup, Inc., Sr. Unsecured, 6.00%, 8/15/17	100,000	105,700

Citigroup, Inc., Subordinated, 4.60%, 3/09/26	35,000	36,430

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	124,579

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	18,000	18,524

TOTAL DIVERSIFIED FINANCIAL SERVICES		$335,474

ELECTRIC – 0.4%

Appalachian Power Co., Sr. Unsecured, 5.00%, 6/01/17	35,000	36,380

DTE Energy Co., Sr. Unsecured, 3.85%, 12/01/23	10,000	10,634

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	90,000	99,245

Pacific Gas & Electric Co., Sr. Unsecured, 3.75%, 2/15/24	20,000	21,652

TOTAL ELECTRIC		$167,911

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    75

    Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

ELECTRONICS – 0.0%**

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	$20,000	$20,631

ENVIRONMENTAL CONTROL – 0.3%

Waste Management, Inc., Company Guaranteed, 2.60%, 9/01/16	60,000	60,312

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	35,000	36,774

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	25,000	25,878

TOTAL ENVIRONMENTAL CONTROL		$122,964

FOREST PRODUCTS & PAPER – 0.1%

International Paper Co., Sr. Unsecured, 4.75%, 2/15/22	35,000	38,981

HEALTH CARE EQUIPMENT & SUPPLIES – 0.1%

Zimmer Biomet Holdings, Inc., Sr. Unsecured, 3.15%, 4/01/22	35,000	36,055

HEALTH CARE PROVIDERS & SERVICES – 0.1%

UnitedHealth Group, Inc., Sr. Unsecured, 2.75%, 2/15/23	25,000	25,307

HOME FURNISHINGS – 0.2%

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	65,000	71,449

Whirlpool Corp., Sr. Unsecured, MTN, 5.15%, 3/01/43	10,000	10,469

TOTAL HOME FURNISHINGS		$81,918

HOUSEHOLD PRODUCTS – 0.1%

Tupperware Brands Corp., Company Guaranteed, 4.75%, 6/01/21#	60,000	63,613

INSURANCE – 0.4%

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	40,000	41,409

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	35,000	35,177

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	60,000	64,718

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	45,000	44,611

TOTAL INSURANCE		$185,915

MEDIA – 0.3%

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	25,000	24,623

Time Warner, Inc., Company Guaranteed, 4.85%, 7/15/45	25,000	26,985

Viacom, Inc., Sr. Unsecured, 2.50%, 12/15/16	60,000	60,318

Walt Disney Co., Sr. Unsecured, GMTN, 4.13%, 6/01/44	10,000	10,874

TOTAL MEDIA		$122,800

Description	Par Value	Value

METALS & MINING-0.2%

Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	$60,000	$72,013

MISCELLANEOUS MANUFACTURING – 0.1%

Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 3/01/24	45,000	48,808

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	20,000	20,538

TOTAL MISCELLANEOUS MANUFACTURING		$69,346

OFFICE/BUSINESS EQUIPMENT – 0.1%

Xerox Corp., Sr. Unsecured, 2.75%, 3/15/19	30,000	29,943

OIL & GAS – 0.3%

BP Capital Markets PLC, Company Guaranteed, 2.50%, 11/06/22	50,000	49,755

Exxon Mobil Corp., Sr. Unsecured, 1.82%, 3/15/19	30,000	30,600

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	20,000	19,246

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	20,000	21,820

Shell International Finance BV, Company Guaranteed, 3.25%, 5/11/25	25,000	25,874

Valero Energy Corp., Sr. Unsecured, 4.90%, 3/15/45	10,000	9,363

TOTAL OIL & GAS		$156,658

PHARMACEUTICALS – 0.2%

Abbvie, Inc., 2.50%, 5/14/20	30,000	30,543

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	20,000	20,747

Medco Health Solutions, Inc., Company Guaranteed, 4.13%, 9/15/20	20,000	21,228

TOTAL PHARMACEUTICALS		$72,518

PIPELINES – 0.2%

Energy Transfer Partners LP, Sr. Unsecured, 3.60%, 2/01/23	35,000	32,198

ONEOK Partners LP, Company Guaranteed, 6.20%, 9/15/43	45,000	43,247

Spectra Energy Partners LP, Sr. Unsecured, 4.50%, 3/15/45	25,000	24,000

TOTAL PIPELINES		$99,445

REAL ESTATE INVESTMENT TRUSTS – 0.7%

American Tower Corp., Sr. Unsecured, 5.00%, 2/15/24	15,000	16,703

Digital Realty Trust LP, Company Guaranteed, 5.88%, 2/01/20#	100,000	111,453

HCP, Inc., Sr. Unsecured, 4.20%, 3/01/24	15,000	15,198

ANNUAL REPORT / April 30, 2016

76    PORTFOLIOS OF INVESTMENTS

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

Health Care REIT, Inc., Sr. Unsecured, 4.70%, 9/15/17	$100,000	$103,917

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.75%, 4/15/23	40,000	39,491

Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 5/01/25	15,000	14,692

ProLogis LP, Company Guaranteed, 3.35%, 2/01/21	35,000	36,696

TOTAL REAL ESTATE INVESTMENT TRUSTS		$338,150

RETAIL – 0.1%

CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	30,000	31,520

SEMICONDUCTORS – 0.1%

Intel Corp., Sr. Unsecured, 2.70%, 12/15/22	35,000	36,299

TELECOMMUNICATIONS – 0.2%

AT&T, Inc., Sr. Unsecured, 1.40%, 12/01/17	35,000	35,011

AT&T, Inc., Sr. Unsecured, 4.50%, 5/15/35	15,000	15,123

AT&T, Inc., FRN, Sr. Unsecured, 1.32%, 11/27/18Δ	55,000	55,175

TOTAL TELECOMMUNICATIONS		$105,309

TRANSPORTATION – 0.2%

FedEx Corp., Company Guaranteed, 3.88%, 8/01/42	30,000	28,476

FedEx Corp., Company Guaranteed, 4.10%, 2/01/45	15,000	15,111

Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 3/01/18	55,000	55,748

TOTAL TRANSPORTATION		$99,335

TRUCKING & LEASING – 0.0%**

GATX Corp., Sr. Unsecured, 5.20%, 3/15/44	20,000	19,750

TOTAL CORPORATE BONDS (COST $3,018,246)		$3,122,490

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.3%

AIRLINES – 0.3%

Continental Airlines 2009-2, Series A, Pass-Through Certificates, 7.25%, 11/10/19	57,642	65,171

Delta Air Lines, 2007-1, Series A, Pass-Through Certificates, 6.82%, 8/10/22	44,355	51,175

TOTAL AIRLINES		$116,346

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $101,356)		$116,346

Description	Par Value	Value

MORTGAGE-BACKED SECURITIES – 4.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.5%

Pool A15865, 5.50%, 11/01/33	$50,865	$56,679

Pool A19412, 5.00%, 3/01/34	136,574	152,784

Pool C00478, 8.50%, 9/01/26	1,908	2,245

Pool C03517, 4.50%, 9/01/40	38,283	41,800

Pool C03849, 3.50%, 4/01/42	58,878	61,800

Pool C04305, 3.00%, 11/01/42	197,407	202,789

Pool C09020, 3.50%, 11/01/42	187,670	196,969

Pool G05774, 5.00%, 1/01/40	284,147	314,404

Pool G07889, 3.50%, 8/01/43	44,206	46,371

Pool Q23891, 4.00%, 12/01/43	65,649	70,289

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,146,130

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.1%

Pool 326445, 0.88%, 5/21/18	165,000	165,146

Pool 533246, 7.50%, 4/01/30	4,743	4,898

Pool 580676, 1.63%, 11/27/18	165,000	167,859

Pool AB4089, 3.00%, 12/01/26	38,362	40,292

Pool AJ4050, 4.00%, 10/01/41	124,153	133,177

Pool AL6325, 3.00%, 10/01/44	78,026	80,202

Pool AS0302, 3.00%, 8/01/43	82,484	84,786

Pool AT7899, 3.50%, 7/01/43	83,863	88,076

Pool AX5302, 4.00%, 1/01/42	37,257	39,962

Pool G60038, 3.50%, 1/01/44	148,305	155,662

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$960,060

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%

Pool 354677, 7.50%, 10/15/23	15,333	18,020

Pool 354765, 7.00%, 2/15/24	19,764	23,223

Pool 354827, 7.00%, 5/15/24	20,398	22,742

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$63,985

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,121,219)		$2,170,175

U.S. TREASURY – 6.0%

U.S. TREASURY BONDS – 1.2%

2.50%, 2/15/46	30,000	28,957

3.00%, 11/15/44	53,000	56,691

3.00%, 11/15/45	8,000	8,555

3.13%, 8/15/44	11,000	12,058

3.38%, 5/15/44	139,000	159,670

3.63%, 2/15/44	87,000	104,614

4.38%, 5/15/40	120,000	160,439

4.75%, 2/15/37	21,000	29,455

TOTAL U.S. TREASURY BONDS		$560,439

April 30, 2016 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    77

Wilmington Strategic Allocation Moderate Fund (continued)

Description	Par Value	Value

U.S. TREASURY NOTES – 4.8%

0.63%, 9/30/17	$40,000	$39,972

0.88%, 10/15/17	360,000	360,982

1.13%, 2/28/21	250,000	248,388

1.50%, 12/31/18	87,000	88,450

1.50%, 3/31/19	100,000	101,698

1.50%, 11/30/19	40,000	40,618

1.63%, 11/15/22	96,000	96,435

2.00%, 10/31/21	165,000	170,217

2.00%, 2/15/25	115,000	117,144

2.00%, 8/15/25	35,000	35,598

2.13%, 6/30/22	175,000	181,315

2.13%, 5/15/25	140,000	143,967

2.13%, 8/31/20	115,000	119,397

2.25%, 11/15/24	80,000	83,191

2.25%, 11/15/25	5,000	5,190

2.38%, 8/15/24	140,000	147,028

3.50%, 5/15/20	100,000	109,198

4.50%, 5/15/17	100,000	103,974

TOTAL U.S. TREASURY NOTES		$2,192,762

TOTAL U.S. TREASURY (COST $2,632,581)		$2,753,201

	Number of Shares

MONEY MARKET FUND – 2.2%

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	1,018,582	$1,018,582

TOTAL MONEY MARKET FUND (COST $1,018,582)		$1,018,582

TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $43,805,153)		$45,749,531

Description	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.3%

REPURCHASE AGREEMENTS – 0.3%

BNP Paribas Securities Corp., 0.29%, dated 4/29/16, due 5/02/16, repurchase price $25,323, collateralized by U.S. Government & Treasury Securities 0.00% to 7.63%, maturing 5/26/16 to 5/15/45; total market value of $25,828.	$25,322	$25,322

Description	Par Value	Value

Citigroup Global Markets, Inc., 0.30%, dated 4/29/16, due 5/02/16, repurchase price $25,323, collateralized by U.S. Government & Treasury Securities 0.00% to 9.00%, maturing 6/30/17 to 5/01/46; total market value of $25,828.	$25,322	$25,322

Daiwa Capital Markets America, 0.32%, dated 4/29/16, due 5/02/16, repurchase price $25,323, collateralized by U.S. Government & Treasury Securities 0.00% to 8.75%, maturing 5/05/16 to 9/09/49; total market value of $25,828.	25,322	25,322

HSBC Securities USA, Inc., 0.27%, dated 4/29/16, due 05/02/16, repurchase price $25,323, collateralized by U.S. Government & Treasury Securities 0.00% to 7.25%, maturing 5/15/16 to 7/15/37; total market value of $25,828.	25,322	25,322

Nomura Securities International, Inc., 0.32%, dated 4/29/16, due 5/02/16, repurchase price $25,323, collateralized by U.S. Government & Treasury Securities 0.00% to 9.50%, maturing 5/15/16 to 3/20/66; total market value of $25,828.	25,322	25,322

RBC Capital Markets LLC, 0.29%, dated 4/29/16, due 5/02/16, repurchase price $6,665, collateralized by U.S. Government Securities 1.75% to 6.00%, maturing 6/01/18 to 6/01/46; total market value of $6,798.	6,665	6,665

TOTAL REPURCHASE AGREEMENTS		$133,275

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $133,275)		$133,275

TOTAL INVESTMENTS – 100.3% (COST $43,938,428)		$45,882,806

COLLATERAL FOR SECURITIES ON LOAN – (0.3%)		(133,275)

OTHER LIABILITIES LESS ASSETS – 0.0%**		(13,813)

TOTAL NET ASSETS – 100.0%		$45,735,718

ANNUAL REPORT / April 30, 2016

78    PORTFOLIOS OF INVESTMENTS

    Wilmington Strategic Allocation Moderate Fund (concluded)

Cost of investments for Federal income tax purposes is $44,576,089. The net unrealized appreciation/(depreciation) of investments was $1,306,717. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,968,095 and net unrealized depreciation from investments for those securities having an excess of cost over value of $661,378.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1	–	quoted prices in active markets for identical securities
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$36,347,431	$—	$—	$36,347,431

Collateralized Mortgage Obligations	—	221,306	—	221,306

Corporate Bonds	—	3,122,490	—	3,122,490

Enhanced Equipment Trust Certificates	—	116,346	—	116,346

Mortgage-Backed Securities	—	2,170,175	—	2,170,175

U.S. Treasury	—	2,753,201	—	2,753,201

Money Market Fund	1,018,582	—	—	1,018,582

Repurchase Agreements	—	133,275	—	133,275

Total	$37,366,013	$8,516,793	$—	$45,882,806

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
^	7-Day net yield.
Δ	Floating rate note with current rate and stated maturity date shown.
§	Affiliated company. See Note 5 in Notes to Financial Statements.
Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2016, these liquid restricted securities amounted to $149,628 representing 0.3% of total net assets.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ETF - Exchange Traded Fund

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GMTN - Global Medium Term Note

GNMA - Government National Mortgage Association

LLC - Limited Liability Corporation

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

MTN - Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depository Receipts

TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

79

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Strategic Allocation Aggressive Fund

At April 30, 2016, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies	Percentage of Total Net Assets
Equity Funds	80.5%
Exchange-Traded Funds	11.6%
Alternative Investment Funds	7.9%
Money Market Fund	0.0%[2]
Other Assets and Liabilities – Net[1]	0.0%[2]

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2016

Description	Number of Shares	Value

INVESTMENT COMPANIES – 100.0%

ALTERNATIVE INVESTMENT FUNDS – 7.9%

AQR Managed Futures Strategy Fund, Class I	135,814	$1,375,792

Highland Long/Short Equity Fund, Class Z	75,422	857,548

TOTAL ALTERNATIVE INVESTMENT FUNDS		$2,233,340

EQUITY FUNDS – 80.5%

Diamond Hill Large Cap Fund, Class Y	70,791	1,559,520

Federated International Strategic Value Dividend Fund, Class I	206,718	762,791

iShares Currency Hedged MSCI Eurozone ETF	15,300	379,746

Janus Enterprise Fund, Class I	17,378	1,550,425

LSV Value Equity Fund, Class I	79,665	1,843,449

Morgan Stanley Institutional Fund, Inc. - Growth Portfolio, Class I	38,305	1,459,425

T Rowe Price Institutional Large-Cap Growth Fund, Class I	53,089	1,444,033

Touchstone Small Cap Growth Fund, Class Y	102,330	563,837

Victory Integrity Small-Cap Value Fund, Class Y	18,272	573,741

Wilmington Large-Cap Strategy Fund, Class I§	320,626	5,421,782

Wilmington Multi-Manager International Fund, Class I§	993,879	7,086,355

TOTAL EQUITY FUNDS		$22,645,104

Description	Number of Shares	Value

EXCHANGE-TRADED FUNDS – 11.6%

iShares Cohen & Steers REIT ETF	3,171	$317,322

iShares Russell Mid-Cap Value ETF	15,725	1,138,804

iShares TIPS ETF	7,562	868,722

SPDR Dow Jones International Real Estate ETF	7,890	334,220

Vanguard Small-Cap ETF	5,200	589,992

TOTAL EXCHANGE-TRADED FUNDS		$3,249,060

TOTAL INVESTMENT COMPANIES (COST $25,234,745)		$28,127,504

MONEY MARKET FUND – 0.0%**

Dreyfus Cash Management Fund, Institutional Shares, 0.27%^	14,008	14,008

TOTAL MONEY MARKET FUND (COST $14,008)		$14,008

TOTAL INVESTMENTS – 100.0%
(COST $25,248,753)		$28,141,512

OTHER LIABILITIES LESS ASSETS – 0.0%**		(5,114)

TOTAL NET ASSETS – 100.0%		$28,136,398

ANNUAL REPORT / April 30, 2016

80    PORTFOLIOS OF INVESTMENTS

    Wilmington Strategic Allocation Aggressive Fund (concluded)

Cost of investments for Federal income tax purposes is $28,885,602. The net unrealized appreciation/(depreciation) of investments was $(744,090).This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $0 and net unrealized depreciation from investments for those securities having an excess of cost over value of $744,090.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$28,127,504	$—	$—	$28,127,504

Money Market Fund	14,008	—	—	14,008

Total	$28,141,512	$—	$—	$28,141,512

^	7-Day net yield.
§	Affiliated company. See Note 5 in Notes to Financial Statements.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depository Receipts

TIPS - Treasury Inflation Protected Security

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	81

April 30, 2016	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund		Wilmington Multi-Manager Real Asset Fund
ASSETS:
Investments, at identified cost	$397,991,951		$157,911,136		$490,254,875

Investments in securities, at value (Including $19,220,667, $0, and $4,442,047 of securities on loan, respectively) (Note 2)	$416,281,851		$159,371,637		$525,539,705

Cash	—		2,025,050		21,420
Deposits for futures contracts	—		—		290,947
Deposits for securities sold short	—		30,695,658		—
Deposits for swaps	—		—		1,849,193
Cash denominated in foreign currencies	540,592	(a)	—		263,703	(a)
Variation margin receivable for centrally cleared swap agreements	—		—		18,622
Variation margin receivable for financial futures contracts	—		—		50,347
Income receivable	2,379,954		648,583		1,152,943
Receivable for shares sold	197,159		331,720		765,539
Over the counter swap agreements, at value (Including net upfront payments paid of $205)	—		—		311,464
Unrealized appreciation on foreign currency exchange contracts	43,856		—		852,311
Receivable for investments sold	19,608,426		9,506,230		20,177,302
Receivable for foreign currencies sold	153,917		—		—
Prepaid assets	22,184		30,268		26,301

TOTAL ASSETS	439,227,939		202,609,146		551,319,797

LIABILITIES:
Overdraft due to custodian	—		13,455	(a)	—
Options written, at value	—		125,181	(b)	384,359	(b)
Deferred capital gains tax payable	53,805		—		—
Variation margin payable for centrally cleared swap agreements	—		—		28,667
Variation margin payable for financial futures contracts	—		—		63,419
Payable for securities sold short	—		32,555,874	(c)	—
Payable for investments purchased	2,485,738		6,042,708		87,995,578
Collateral for securities on loan	19,957,162		—		4,556,664
Due to broker for swap agreements	—		—		90,000
Due to prime broker for securities sold short	—		3,849,198		—
Over the counter swap agreements, at value (Including net upfront payments received of $46,962)	—		—		416,744
Unrealized depreciation on foreign currency exchange contracts	5,644		9		2,166,098
Payable for shares redeemed	123,067		285,556		397,781
Payable to sub-advisors	195,901		108,391		98,331
Payable for Trustees’ fees	2,005		2,005		2,005
Payable for distribution services fee	968		266		353
Payable for shareholder services fee	39,477		—		—
Other accrued expenses	197,300		136,231		186,664

TOTAL LIABILITIES	23,061,067		43,118,874		96,386,663

NET ASSETS	$416,166,872		$159,490,272		$454,933,134

NET ASSETS CONSIST OF:

Paid-in capital	$679,061,044		$171,869,849		$570,575,682
Undistributed (distributions in excess of) net investment income	640,558		(36,074)		(14,365,036)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(281,899,509)		(11,416,993)		(134,777,749)
Net unrealized appreciation (depreciation) of investments and foreign currencies	18,364,779		(926,510)		33,500,237

TOTAL NET ASSETS	$416,166,872		$159,490,272		$454,933,134

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,809,871		$1,289,894		$1,762,488

Shares outstanding (unlimited shares authorized)	679,020		131,348		129,300

Net Asset Value per share	$7.08		$9.82		$13.63

Offering price per share*	$7.49	**	$10.39	**	$14.42	**

Class I
Net Assets	$411,357,001		$158,200,378		$453,170,646

Shares outstanding (unlimited shares authorized)	57,671,473		16,044,495		33,013,553

Net Asset Value per share	$7.13		$9.86		$13.73

(a)	Cost of cash (overdraft) denominated in foreign currencies was $610,664, $13,111 and $249,381, respectively.
(b)	Premiums received for options written were $236,654 and $554,951, respectively.
(c)	Proceeds received for securities sold short were $31,103,337.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

82	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2016	Wilmington Strategic Allocation Conservative Fund		Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
ASSETS:
Investments, at identified cost	$33,771,536	(a)	$43,938,428	(a)	$25,248,753	(a)

Investments in securities, at value (Including $0, $128,509, and $0 of securities on loan, respectively) (Note 2)	34,561,834	(b)	45,882,806	(b)	28,141,512	(b)
Income receivable	36,019		76,386		3,479
Due from advisor	5,539		9,002		5,864
Receivable for shares sold	—		965		12,094
Prepaid assets	21,153		14,100		21,356

TOTAL ASSETS	34,624,545		45,983,259		28,184,305

LIABILITIES:
Payable for investments purchased	35,774		12,930		3,334
Collateral for securities on loan	—		133,275		—
Payable for shares redeemed	2,498		16,765		2,191
Payable for Trustees’ fees	2,005		2,005		2,005
Payable for distribution services fee	655		9,172		503
Other accrued expenses	39,705		73,394		39,874

TOTAL LIABILITIES	80,637		247,541		47,907

NET ASSETS	$34,543,908		$45,735,718		$28,136,398

NET ASSETS CONSIST OF:

Paid-in capital	$34,040,516		$48,368,237		$28,489,433
Undistributed (distributions in excess of) net investment income	46,336		50,278		—
Accumulated net realized gain (loss) on investments	(333,242)		(4,627,175)		(3,245,794)
Net unrealized appreciation (depreciation) of investments and foreign currencies	790,298		1,944,378		2,892,759

TOTAL NET ASSETS	$34,543,908		$45,735,718		$28,136,398

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$3,196,856		$44,606,668		$2,438,534

Shares outstanding (unlimited shares authorized)	305,263		4,288,547		219,509

Net Asset Value per share	$10.47		$10.40		$11.11

Offering price per share*	$11.08	**	$11.01	**	$11.76	**

Class I
Net Assets	$31,347,052		$1,129,050		$25,697,864

Shares outstanding (unlimited shares authorized)	2,986,686		108,458		2,299,391

Net Asset Value per share	$10.50		$10.41		$11.18

(a)	Includes $19,901,446, $10,450,769 and $10,461,583 of investments in affiliated issuers, respectively.

(b)	Includes $20,634,632, $11,191,986 and $12,508,137 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	83

Year Ended April 30, 2016	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund		Wilmington Multi-Manager Real Asset Fund
INVESTMENT INCOME:
Dividends	$10,931,672	(a)	$940,515	(a)	$6,030,754	(a)
Interest	1,321		2,620,451		5,402,674	(a)
Securities lending income	189,926		—		10,571

TOTAL INVESTMENT INCOME	11,122,919		3,560,966		11,443,999

EXPENSES:
Investment advisory fee	4,728,384		3,068,239		3,071,763
Administrative personnel and services fee	141,405		54,500		131,661
Portfolio accounting and administration fees	338,814		83,534		258,326
Custodian fees	496,667		35,351		224,925
Transfer and dividend disbursing agent fees and expenses	150,112		137,606		159,573
Trustees’ fees	43,263		43,263		43,263
Professional fees	199,352		107,719		115,131
Distribution services fee—Class A	12,804		4,538		4,938
Shareholder services fee—Class A	12,804		4,538		4,938
Shareholder services fee—Class I	1,116,735		430,710		1,046,346
Share registration costs	26,304		30,489		30,975
Printing and postage	19,705		33,558		24,151
Dividend expense on securities sold short	—		328,011		—
Prime broker interest expense	—		211,881		—
Interest expense on reverse repurchase agreements	—		—		1,234
Miscellaneous	63,259		34,495		55,594

TOTAL EXPENSES	7,349,608		4,608,432		5,172,818

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(1,406,943)		(316,538)		(6,904)
Waiver of shareholder services fee—Class A	(12,804)		(4,538)		(4,938)
Waiver of shareholder services fee—Class I	(583,175)		(430,710)		(1,046,346)
Waiver of portfolio accounting and administration fees	(11,078)		(4,336)		(10,290)

TOTAL WAIVERS AND REIMBURSEMENTS	(2,014,000)		(756,122)		(1,068,478)

Net expenses	5,335,608		3,852,310		4,104,340

Net investment income (loss)	5,787,311		(291,344)		7,339,659

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(10,291,764)		(10,922,052)		(42,864,627)
Net realized gain (loss) on foreign currency transactions	(517,193)		57,291		3,879,134
Net realized gain (loss) on futures contracts	—		(1,450,280)		(1,356,689)
Net realized gain (loss) on swap agreements	—		—		(2,549,515)
Net realized gain (loss) on options purchased	—		(1,645,986)		(263,986)
Net realized gain (loss) on options written	—		1,318,244		370,230
Net realized gain (loss) on securities sold short	—		1,172,069		—
Net realized gain (loss) on TBA Sales Commitments	—		—		90,657
Net change in unrealized appreciation (depreciation) on investments	(52,604,562)		483,237		17,315,252
Net change in unrealized appreciation (depreciation) on foreign currency transactions	17,567		1,208		3,645,215
Net change in unrealized appreciation (depreciation) on futures contracts	—		327,429		422,930
Net change in unrealized appreciation (depreciation) on swap agreements	—		—		(296,338)
Net change in unrealized appreciation (depreciation) on options purchased	—		(193,171)		(200,769)
Net change in unrealized appreciation (depreciation) on options written	—		91,213		474,086
Net change in unrealized appreciation (depreciation) on securities sold short	—		(1,612,825)		—
Net change in unrealized appreciation (depreciation) on TBA Sales Commitments	—		—		(18,758)

Net realized and unrealized gain (loss) on investments	(63,395,952)		(12,373,623)		(21,353,178)

Change in net assets resulting from operations	$(57,608,641)		$(12,664,967)		$(14,013,519)

(a)	Net of foreign withholding taxes withheld of $1,049,775, $6,336 and $310,650, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

84	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2016	Wilmington Strategic Allocation Conservative Fund	Wilmington Strategic Allocation Moderate Fund	Wilmington Strategic Allocation Aggressive Fund
INVESTMENT INCOME:
Dividends	$292,316	$531,294	$238,898
Dividends received from affiliated issuers	392,253	140,367	170,558
Interest	—	243,600	—
Securities lending income	—	13,758	—

TOTAL INVESTMENT INCOME	684,569	929,019	409,456

EXPENSES:
Investment advisory fee	143,132	197,843	120,486
Administrative personnel and services fee	11,204	15,484	9,430
Portfolio accounting and administration fees	32,839	27,026	32,747
Custodian fees	175	2,826	197
Transfer and dividend disbursing agent fees and expenses	4,244	86,329	5,066
Trustees’ fees	43,263	43,263	43,263
Professional fees	59,158	65,654	59,152
Distribution services fee—Class A	8,449	120,701	6,546
Shareholder services fee—Class A	8,449	120,701	6,546
Shareholder services fee—Class I	81,008	2,951	68,758
Share registration costs	26,664	18,299	26,917
Printing and postage	5,476	21,384	6,212
Miscellaneous	23,330	24,746	22,974

TOTAL EXPENSES	447,391	747,207	408,294

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(159,835)	(259,285)	(139,691)
Waiver of shareholder services fee—Class A	(8,449)	(120,701)	(6,546)
Waiver of shareholder services fee—Class I	(81,008)	(2,951)	(68,758)
Waiver of portfolio accounting and administration fees	—	(1,211)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(249,292)	(384,148)	(214,995)

Net expenses	198,099	363,059	193,299

Net investment income	486,470	565,960	216,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(387,457)	(607,517)	(337,908)
Net realized gain (loss) on affiliated investment companies	177,709	267,241	468,465
Realized gain on distributions received from investment companies	218,105	711,076	500,016
Realized gain on distributions received from affiliated investment companies	162,861	459,918	434,433
Net change in unrealized appreciation (depreciation) of investments	(1,171,139)	(3,451,110)	(2,943,318)

Net realized and unrealized gain (loss) on investments	(999,921)	(2,620,392)	(1,878,312)

Change in net assets resulting from operations	$(513,451)	$(2,054,432)	$(1,662,155)

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	85

	Wilmington Multi-Manager International Fund		Wilmington Multi-Manager Alternatives Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$5,787,311	$6,962,913	$(291,344)	$(589,792)
Net realized gain (loss) on investments	(10,808,957)	27,519,975	(11,470,714)	6,563,400
Net change in unrealized appreciation (depreciation) of investments	(52,586,995)	(16,685,480)	(902,909)	573,052

Change in net assets resulting from operations	(57,608,641)	17,797,408	(12,664,967)	6,546,660

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(67,333)	(91,190)	(34,136)	—
Class I	(6,200,624)	(8,394,062)	(3,829,874)	—
Distributions from net realized gain on investments
Class A	—	—	—	(73,584)
Class I	—	—	—	(3,345,957)

Change in net assets resulting from distributions to shareholders	(6,267,957)	(8,485,252)	(3,864,010)	(3,419,541)

SHARE TRANSACTIONS:
Class A	351,433	205,894	393,012	2,785,459
Class I	57,572,702	53,749,158	30,547,196	47,952,089
Distributions reinvested
Class A	60,844	84,082	29,357	57,566
Class I	3,701,965	5,106,382	2,704,451	3,193,804
Cost of shares redeemed
Class A	(799,243)	(577,668)	(1,702,665)	(4,347,017)
Class I	(122,199,388)	(59,505,440)	(52,313,966)	(68,093,175)

Change in net assets resulting from share transactions	(61,311,687)	(937,592)	(20,342,615)	(18,451,274)

Change in net assets	(125,188,285)	8,374,564	(36,871,592)	(15,324,155)
NET ASSETS:
Beginning of year	541,355,157	532,980,593	196,361,864	211,686,019

End of year	$416,166,872	$541,355,157	$159,490,272	$196,361,864

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$640,558	$695,062	$(36,074)	$4,184,371

SHARES OF BENEFICIAL INTEREST:				.
Shares sold
Class A	47,244	26,464	36,602	258,540
Class I	8,226,926	6,935,843	2,971,611	4,470,296
Distributions reinvested
Class A	8,215	10,418	2,886	5,410
Class I	496,430	629,900	265,142	299,887
Shares redeemed
Class A	(111,776)	(74,672)	(158,847)	(400,212)
Class I	(17,268,127)	(7,686,723)	(4,982,168)	(6,306,107)

Net change resulting from share transactions	(8,601,088)	(158,770)	(1,864,774)	(1,672,186)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

86	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Multi-Manager Real Asset Fund		Wilmington Strategic Allocation Conservative Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$7,339,659	$5,243,892	$486,470	$417,776
Net realized gain (loss) on investments	(42,694,796)	27,770,944	171,218	702,599
Net change in unrealized appreciation (depreciation) of investments	21,341,618	(26,772,615)	(1,171,139)	289,745

Change in net assets resulting from operations	(14,013,519)	6,242,221	(513,451)	1,410,120

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(100,231)	(37,226)	(44,041)	(43,427)
Class I	(21,533,735)	(6,962,928)	(502,213)	(475,323)
Distributions from net realized gain on investments
Class A	—	—	(60,335)	(76,046)
Class I	—	—	(580,572)	(682,529)

Return of Capital
Change in net assets resulting from distributions to shareholders	(21,633,966)	(7,000,154)	(1,187,161)	(1,277,325)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	390,108	920,159	58,854	53,499
Class I	111,341,836	68,766,495	798,734	979,730
Distributions reinvested
Class A	70,793	28,746	96,211	110,130
Class I	10,809,455	2,294,912	1,059,315	1,129,671
Cost of shares redeemed
Class A	(754,086)	(1,296,786)	(411,136)	(1,173,984)
Class I	(96,894,994)	(59,856,239)	(3,591,037)	(5,259,373)

Change in net assets resulting from share transactions	24,963,112	10,857,287	(1,989,059)	(4,160,327)

Change in net assets	(10,684,373)	10,099,354	(3,689,671)	(4,027,532)
NET ASSETS:
Beginning of year	465,617,507	455,518,153	38,233,579	42,261,111

End of year	$454,933,134	$465,617,507	$34,543,908	$38,233,579

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(14,365,036)	$16,133,626	$46,336	$38,134

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	28,843	61,539	5,463	4,865
Class I	8,257,608	4,599,175	75,347	89,278
Distributions reinvested
Class A	5,219	1,974	9,193	10,119
Class I	793,039	156,785	100,902	103,574
Shares redeemed
Class A	(56,589)	(87,612)	(38,770)	(106,588)
Class I	(7,222,474)	(4,006,614)	(337,298)	(477,557)

Net change resulting from share transactions	1,805,646	725,247	(185,163)	(376,309)

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	87

	Wilmington Strategic Allocation Moderate Fund		Wilmington Strategic Allocation Aggressive Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment income (loss)	$565,960	$508,505	$216,157	$157,510
Net realized gain (loss) on investments	830,718	3,035,252	1,065,006	2,592,069
Net change in unrealized appreciation (depreciation) of investments	(3,451,110)	(237,912)	(2,943,318)	23,235

Change in net assets resulting from operations	(2,054,432)	3,305,845	(1,662,155)	2,772,814

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	(704,866)	(633,887)	(22,866)	(19,456)
Class I	(19,318)	(15,500)	(270,232)	(266,723)
Distributions from net realized gain on investments
Class A	(91,486)	—	(71,500)	—
Class I	(2,187)	—	(731,588)	—

Change in net assets resulting from distributions to shareholders	(817,857)	(649,387)	(1,096,186)	(286,179)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	1,574,207	1,893,349	434,898	146,794
Class I	69,670	323,478	1,503,393	1,817,410
Distributions reinvested
Class A	746,484	600,598	92,297	19,021
Class I	3,257	1,400	779,862	83,891
Cost of shares redeemed
Class A	(7,765,695)	(9,553,638)	(563,519)	(609,143)
Class I	(202,703)	(27,237)	(4,545,161)	(9,117,673)

Change in net assets resulting from share transactions	(5,574,780)	(6,762,050)	(2,298,230)	(7,659,700)

Change in net assets	(8,447,069)	(4,105,592)	(5,056,571)	(5,173,065)
NET ASSETS:
Beginning of year	54,182,787	58,288,379	33,192,969	38,366,034

End of year	$45,735,718	$54,182,787	$28,136,398	$33,192,969

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$50,278	$69,282	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	147,792	176,588	36,090	12,480
Class I	6,507	30,095	132,660	155,596
Distributions reinvested
Class A	71,453	56,397	8,133	1,636
Class I	309	131	68,133	7,191
Shares redeemed
Class A	(746,129)	(893,932)	(49,347)	(51,503)
Class I	(18,836)	(2,511)	(396,392)	(776,431)

Net change resulting from share transactions	(538,904)	(633,232)	(200,723)	(651,031)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

88	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND†

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$8.04	$7.90	$7.27	$6.72	$7.63		$5.95
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08	0.09	0.12	0.09	0.16		0.12
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.95)	0.17	0.63	0.57	(1.05)		1.64

Total Income (Loss) From Operations	(0.87)	0.26	0.75	0.66	(0.89)		1.76

Less Distributions From:
Net Investment Income	(0.09)	(0.12)	(0.12)	(0.11)	(0.02)		(0.08)

Total Distributions	(0.09)	(0.12)	(0.12)	(0.11)	(0.02)		(0.08)

Net Asset Value, End of Year	$7.08	$8.04	$7.90	$7.27	$6.72		$7.63

Total Return(b)	(10.82)%	3.29%	10.53%	10.17%	(11.65)%		29.57%
Net Assets, End of Year (000’s)	$4,810	$5,909	$6,107	$6,301	$6,682		$571
Ratios to Average Net Assets
Gross Expense	1.87%	1.84%	1.78%	1.78%	1.62	%(c)	1.59%
Net Expenses(d)	1.31%	1.42%	1.49%	1.48%	1.42	%(c)	1.58%
Net Investment Income (Loss)	1.15%	1.20%	1.64%	1.38%	2.77	%(c)	1.61%
Portfolio Turnover Rate	71%	78%	49%	72%	85%		98%

CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$8.09	$7.94	$7.30	$6.75	$7.66		$5.97
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.10	0.13	0.10	0.06		0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.95)	0.18	0.64	0.57	(0.94)		1.67

Total Income (Loss) From Operations	(0.86)	0.28	0.77	0.67	(0.88)		1.77

Less Distributions From:
Net Investment Income	(0.10)	(0.13)	(0.13)	(0.12)	(0.03)		(0.08)

Total Distributions	(0.10)	(0.13)	(0.13)	(0.12)	(0.03)		(0.08)

Net Asset Value, End of Year	$7.13	$8.09	$7.94	$7.30	$6.75		$7.66

Total Return(b)	(10.70)%	3.46%	10.73%	10.22%	(11.45)%		29.78%
Net Assets, End of Year (000’s)	$411,357	$535,446	$526,874	$512,889	$395,690		$373,798
Ratios to Average Net Assets
Gross Expense	1.62%	1.59%	1.53%	1.54%	1.42	%(c)	1.43%
Net Expenses(d)	1.18%	1.29%	1.36%	1.35%	1.38	%(c)	1.41%
Net Investment Income (Loss)	1.28%	1.32%	1.75%	1.47%	1.17	%(c)	1.38%
Portfolio Turnover Rate	71%	78%	49%	72%	85%		98%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all the assets and liabilities of the Wilmington Multi-Manager International Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the period prior to this date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	89

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER ALTERNATIVES FUND

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Year	$10.86	$10.74	$10.58	$10.11		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.05)	(0.06)	(0.04)	0.00	%(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.75)	0.35	0.34	0.56		0.08

Total Income (Loss) From Operations	(0.80)	0.29	0.30	0.56		0.11

Less Distributions From:
Net Investment Income	(0.24)	—	(0.01)	(0.03)		—
Net Realized Gains	—	(0.17)	(0.13)	(0.06)		—

Total Distributions	(0.24)	(0.17)	(0.14)	(0.09)		—

Net Asset Value, End of Year	$9.82	$10.86	$10.74	$10.58		$10.11

Total Return(c)	(7.48)%	2.73%	2.74%	5.56%		1.10%
Net Assets, End of Year (000’s)	$1,290	$2,723	$4,156	$2,397		$121
Ratios to Average Net Assets
Gross Expense	2.89%	3.04%	3.30%	3.98%		4.66	%(d)(e)
Net Expenses(f)(g)	2.46%	2.68%	2.71%	2.84%		2.89	%(d)(e)
Net Investment Income (Loss)	(0.44)%	(0.52)%	(0.33)%	0.00	%(h)	0.88	%(d)
Portfolio Turnover Rate	387%	434%	403%	367%		8%

CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 12, 2012* through April 30, 2012
Net Asset Value, Beginning of Year	$10.88	$10.74	$10.56	$10.08		$10.00
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	(0.02)	(0.03)	0.00 (b)	0.03		0.06
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.76)	0.34	0.32	0.56		0.05

Total Income (Loss) From Operations	(0.78)	0.31	0.32	0.59		0.11

Less Distributions From:
Net Investment Income	(0.24)	—	(0.01)	(0.05)		(0.03)
Net Realized Gains	—	(0.17)	(0.13)	(0.06)		—

Total Distributions	(0.24)	(0.17)	(0.14)	(0.11)		(0.03)

Net Asset Value, End of Year	$9.86	$10.88	$10.74	$10.56		$10.08

Total Return(c)	(7.22)%	2.91%	3.01%	5.91%		1.10%
Net Assets, End of Year (000’s)	$158,200	$193,639	$207,530	$44,660		$24,935
Ratios to Average Net Assets
Gross Expense	2.64%	2.78%	2.95%	3.77%		4.33	%(d)(e)
Net Expenses(f)(g)	2.21%	2.41%	2.43%	2.65%		2.39	%(d)(e)
Net Investment Income (Loss)	(0.16)%	(0.27)%	(0.04)%	0.29%		2.11	%(d)
Portfolio Turnover Rate	387%	434%	403%	367%		8%

ANNUAL REPORT / April 30, 2016

90	FINANCIAL HIGHLIGHTS (continued)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	Annualized for periods less than one year.
(e)	Ratio of expenses to average net assets was increased by 0.41% to include dividend and interest expenses related to securities sold short.
(f)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(g)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I
April 30, 2016	2.15%	1.90%
April 30, 2015	2.19%	1.95%
April 30, 2014	2.23%	1.98%
April 30, 2013	2.24%	1.98%
April 30, 2012	2.48%	1.98%

(h)	Represents less than 0.005%.
*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	91

For a share outstanding throughout each period.

WILMINGTON MULTI-MANAGER REAL ASSET FUND†

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$14.77	$14.81	$15.55	$14.28	$14.00		$12.10
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.21	0.13	0.10	0.18	(0.21)		0.63
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.68)	0.04	(0.65)	1.28	0.50		1.91

Total Income (Loss) From Operations	(0.47)	0.17	(0.55)	1.46	0.29		2.54

Less Distributions From:
Net Investment Income	(0.67)	(0.21)	(0.19)	(0.19)	(0.01)		(0.64)

Net Realized Gains	—	—	—	—	—		—

Total Distributions	(0.67)	(0.21)	(0.19)	(0.19)	(0.01)		(0.64)

Net Asset Value, End of Year	$13.63	$14.77	$14.81	$15.55	$14.28		$14.00

Total Return(b)	(3.09)%	1.14%	(3.46)%	10.33%	2.04%		21.45%
Net Assets, End of Year (000’s)	$1,762	$2,242	$2,606	$6,337	$7,038		$13,773
Ratios to Average Net Assets
Gross Expense	1.48%	1.49%	1.54%	1.55%	1.33	%(c)	1.25%
Net Expenses(d)	1.23%	1.23%	1.28%	1.27%	1.28	%(c)	1.25%
Net Investment Income (Loss)	1.53%	0.89%	0.72%	1.13%	(1.86	)%(c)	4.64%
Portfolio Turnover Rate	418%	242%	149%	131%	180%		199%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$14.86	$14.88	$15.61	$14.33	$14.02		$12.11
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.24	0.17	0.13	0.20	(0.09)		0.65
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.67)	0.03	(0.64)	1.30	0.41		1.94

Total Income (Loss) From Operations	(0.43)	0.20	(0.51)	1.50	0.32		2.59

Less Distributions From:
Net Investment Income	(0.70)	(0.22)	(0.22)	(0.22)	(0.01)		(0.68)

Total Distributions	(0.70)	(0.22)	(0.22)	(0.22)	(0.01)		(0.68)

Net Asset Value, End of Year	$13.73	$14.86	$14.88	$15.61	$14.33		$14.02

Total Return(b)	(2.89)%	1.40%	(3.20)%	10.58%	2.31%		21.70%
Net Assets, End of Year (000’s)	$453,171	$463,375	$452,913	$440,999	$344,650		$252,497
Ratios to Average Net Assets
Gross Expense	1.23%	1.24%	1.29%	1.31%	1.08	%(c)	1.00%
Net Expenses(d)	0.98%	0.98%	1.03%	1.02%	1.02	%(c)	1.00%
Net Investment Income (Loss)	1.75%	1.13%	0.93%	1.39%	(0.74	)%(c)	4.82%
Portfolio Turnover Rate	418%	242%	149%	131%	180%		199%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	Annualized for periods less than one year.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Multi-Manager Real Asset Fund, a series of WT Mutual Fund (the ”WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

92	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION CONSERVATIVE FUND†

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$10.97	$10.95	$11.03	$10.61	$10.60		$9.66
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.09	0.12	0.18	0.17		0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.29)	0.27	0.05	0.45	0.05		0.95
Total Income (Loss) From Operations	(0.17)	0.36	0.17	0.63	0.22		1.21
Less Distributions From:
Net Investment Income	(0.14)	(0.12)	(0.17)	(0.21)	(0.21)		(0.27)
Net Realized Gains	(0.19)	(0.22)	(0.08)	—	—		—
Total Distributions	(0.33)	(0.34)	(0.25)	(0.21)	(0.21)		(0.27)
Net Asset Value, End of Year	$10.47	$10.97	$10.95	$11.03	$10.61		$10.60

Total Return(b)	(1.50)%	3.28%	1.60%	5.97%	2.15%		12.58%
Net Assets, End of Year (000’s)	$3,197	$3,615	$4,608	$6,016	$7,003		$8,003
Ratios to Average Net Assets
Gross Expense(c)	1.48%	1.44%	1.41%	1.35%	0.77	%(d)	0.60%
Net Expenses(c)(e)	0.78%	0.85%	0.75%	0.72%	0.63	%(d)	0.60%
Net Investment Income (Loss)	1.13%	0.83%	1.10%	1.71%	1.95	%(d)	2.54%
Portfolio Turnover Rate	33%	24%	33%	29%	37%		26%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$11.00	$10.97	$11.05	$10.64	$10.62		$9.67
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.12	0.15	0.21	0.19		0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.29)	0.28	0.05	0.43	0.06		0.95
Total Income (Loss) From Operations	(0.14)	0.40	0.20	0.64	0.25		1.24
Less Distributions From:
Net Investment Income	(0.17)	(0.15)	(0.20)	(0.23)	(0.23)		(0.29)
Net Realized Gains	(0.19)	(0.22)	(0.08)	—	—		—
Total Distributions	(0.36)	(0.37)	(0.28)	(0.23)	(0.23)		(0.29)
Net Asset Value, End of Year	$10.50	$11.00	$10.97	$11.05	$10.64		$10.62

Total Return(b)	(1.24)%	3.63%	1.85%	6.13%	2.44%		12.96%
Net Assets, End of Year (000’s)	$31,347	$34,619	$37,653	$41,918	$45,299		$55,226
Ratios to Average Net Assets
Gross Expense(c)	1.23%	1.19%	1.16%	1.10%	0.52	%(d)	0.35%
Net Expenses(c)(e)	0.53%	0.60%	0.50%	0.47%	0.38	%(d)	0.35%
Net Investment Income (Loss)	1.38%	1.07%	1.34%	1.95%	2.20	%(d)	2.81%
Portfolio Turnover Rate	33%	24%	33%	29%	37%		26%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†

Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Conservative Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.

*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	93

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON STRATEGIC ALLOCATION MODERATE FUND

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.98	$10.47	$9.86	$9.26	$9.70
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.12	0.10	0.10	0.13	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.53)	0.53	0.62	0.61	(0.42)
Total Income (Loss) From Operations	(0.41)	0.63	0.72	0.74	(0.31)
Less Distributions From:
Net Investment Income	(0.15)	(0.12)	(0.11)	(0.14)	(0.12)
Net Realized Gains	(0.02)	—	—	—	(0.01)
Total Distributions	(0.17)	(0.12)	(0.11)	(0.14)	(0.13)
Net Asset Value, End of Year	$10.40	$10.98	$10.47	$9.86	$9.26

Total Return(b)	(3.70)%	6.09%	7.34%	8.12%	(3.13)%
Net Assets, End of Year (000’s)	$44,607	$52,860	$57,317	$60,640	$65,285
Ratios to Average Net Assets
Gross Expense(c)	1.52%	1.46%	1.45%	1.45%	1.64%
Net Expenses(c)(d)	0.74%	0.80%	0.84%	0.84%	0.79%
Net Investment Income (Loss)	1.14%	0.90%	0.94%	1.36%	1.26%
Portfolio Turnover Rate	52%	23%	54%	32%	41%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012
Net Asset Value, Beginning of Year	$10.98	$10.47	$9.84	$9.25	$9.70
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.15	0.12	0.13	0.15	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(0.53)	0.54	0.63	0.61	(0.43)
Total Income (Loss) From Operations	(0.38)	0.66	0.76	0.76	(0.29)
Less Distributions From:
Net Investment Income	(0.17)	(0.15)	(0.13)	(0.17)	(0.15)
Net Realized Gains	(0.02)	—	—	—	(0.01)
Total Distributions	(0.19)	(0.15)	(0.13)	(0.17)	(0.16)
Net Asset Value, End of Year	$10.41	$10.98	$10.47	$9.84	$9.25

Total Return(b)	(3.42)%	6.35%	7.76%	8.29%	(2.87)%
Net Assets, End of Year (000’s)	$1,129	$1,323	$971	$2,753	$3,108
Ratios to Average Net Assets
Gross Expense(c)	1.27%	1.21%	1.19%	1.20%	1.39%
Net Expenses(c)(d)	0.49%	0.55%	0.59%	0.59%	0.51%
Net Investment Income (Loss)	1.39%	1.16%	1.33%	1.59%	1.53%
Portfolio Turnover Rate	52%	23%	54%	32%	41%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2016

94	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each period.

WILMINGTON STRATEGIC ALLOCATION AGGRESSIVE FUND†

CLASS A	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$12.16	$11.35	$10.21	$9.20	$9.33		$7.49
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.06	0.02	0.04	0.10	0.05		0.14
Net Realized and Unrealized Gain (Loss) on Investments	(0.70)	0.87	1.17	1.02	(0.13)		1.85

Total Income (Loss) From Operations	(0.64)	0.89	1.21	1.12	(0.08)		1.99

Less Distributions From:
Net Investment Income	(0.10)	(0.08)	(0.07)	(0.11)	(0.05)		(0.15)
Net Realized Gains	(0.31)	—	—	—	—		—

Total Distributions	(0.41)	(0.08)	(0.07)	(0.11)	(0.05)		(0.15)

Net Asset Value, End of Year	$11.11	$12.16	$11.35	$10.21	$9.20		$9.33

Total Return(b)	(5.32)%	7.89%	11.84%	12.26%	(0.75)%		26.66%
Net Assets, End of Year (000’s)	$2,439	$2,731	$2,974	$3,205	$3,074		$3,502
Ratios to Average Net Assets
Gross Expense(c)	1.59%	1.48%	1.50%	1.46%	0.88	%(d)	0.67%
Net Expenses(c)(e)	0.87%	0.97%	0.95%	0.87%	0.73	%(d)	0.67%
Net Investment Income (Loss)	0.48%	0.19%	0.34%	1.10%	0.75	%(d)	1.64%
Portfolio Turnover Rate	51%	20%	72%	43%	17%		34%
CLASS I	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period July 1, 2011 through April 30, 2012*		Year Ended June 30, 2011
Net Asset Value, Beginning of Year	$12.21	$11.39	$10.24	$9.22	$9.35		$7.51
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.08	0.05	0.06	0.13	0.07		0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.69)	0.87	1.18	1.02	(0.13)		1.84

Total Income (Loss) From Operations	(0.61)	0.92	1.24	1.15	(0.06)		2.01

Less Distributions From:
Net Investment Income	(0.11)	(0.10)	(0.09)	(0.13)	(0.07)		(0.17)
Net Realized Gains	(0.31)	—	—	—	—		—

Total Distributions	(0.42)	(0.10)	(0.09)	(0.13)	(0.07)		(0.17)

Net Asset Value, End of Year	$11.18	$12.21	$11.39	$10.24	$9.22		$9.35

Total Return(b)	(5.01)%	8.08%	12.11%	12.62%	(0.62)%		26.91%
Net Assets, End of Year (000’s)	$25,698	$30,462	$35,392	$35,826	$39,257		$51,887
Ratios to Average Net Assets
Gross Expense(c)	1.34%	1.23%	1.25%	1.21%	0.61	%(d)	0.42%
Net Expenses(c)(e)	0.62%	0.72%	0.70%	0.62%	0.48	%(d)	0.42%
Net Investment Income (Loss)	0.74%	0.46%	0.58%	1.38%	1.02	%(d)	1.89%
Portfolio Turnover Rate	51%	20%	72%	43%	17%		34%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(d)	Annualized for periods less than one year.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
†	Effective March 9, 2012, the Fund acquired all of the assets and liabilities of the Wilmington Aggressive Asset Allocation Fund, a series of WT Mutual Fund (the “WT Fund”). The financial highlights for the periods prior to that date reflect the performance of the WT Fund.
*	Year end changed from June 30 to April 30.

See Notes which are an integral part of the Financial Statements

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	95

Wilmington Funds

April 30, 2016

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 16 portfolios, 6 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Multi-Manager International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.
Wilmington Multi-Manager Alternatives Fund (“Alternatives Fund”)(d)	The Fund seeks to achieve long-term growth of capital through consistent returns from investments that have a low correlation to traditional asset classes.
Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.
Wilmington Strategic Allocation Conservative Fund (“Strategic Allocation Conservative Fund”)(d)	The Fund seeks a high level of total return consistent with a conservative level of risk relative to other Wilmington Strategic Allocation Funds.
Wilmington Strategic Allocation Moderate Fund (“Strategic Allocation Moderate Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk relative to the other Wilmington Strategic Allocation Funds.
Wilmington Strategic Allocation Aggressive Fund (“Strategic Allocation Aggressive Fund”)(d)	The Fund seeks a high level of total return consistent with an aggressive level of risk relative to other Wilmington Strategic Allocation Funds.

(d)	Diversified

As of April 30, 2016, the Strategic Allocation Conservative Fund’s investment in the Intermediate-Term Bond Fund was 30.4% of the Fund’s total net assets. The Strategic Allocation Aggressive Fund’s investment in the Multi-Manager International Fund was 25.2% of the Fund’s total net assets. The financial statements of the Intermediate-Term Bond Fund, including the Portfolio of Investments, should be read in conjunction with the Strategic Allocation Conservative Fund’s financial statements. The financial statements of the Intermediate-Term Bond Fund are available, without charge, upon request by calling 1-800-836-2211, or on the SEC’s website at http://www.sec.gov.

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”)

•	price information on listed securities, including underlying Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded;

ANNUAL REPORT / April 30, 2016

96	NOTES TO FINANCIAL STATEMENTS (continued)

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. As of April 30, 2016, there were no transfers between Levels 1, 2 and 3 assets and liabilities, based on levels assigned to securities at the beginning of the period. This does not include transfers between Level 1 and Level 2 due to the International Fund, Alternatives Fund and the Real Asset Fund utilizing international fair value pricing during the period. Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2016, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
International Fund
BNP Paribas Securities Corp.	$3,791,890	$3,791,890	$—	$—
Citigroup Global Markets, Inc.	3,791,890	3,791,890	—	—
Daiwa Capital Markets America	3,791,890	3,791,890	—	—
HSBC Securities USA, Inc.	3,791,890	3,791,890	—	—
Nomura Securities International, Inc.	3,791,890	3,791,890	—	—
TD Securities (USA) LLC	997,712	997,712	—	—

	$19,957,162	$19,957,162	$—	$—

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	97

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Real Asset Fund
BNP Paribas Securities Corp.	$865,772	$865,772	$—	$—
Citigroup Global Markets, Inc.	865,772	865,772	—	—
Daiwa Capital Markets America	865,772	865,772	—	—
HSBC Securities USA, Inc.	865,772	865,772	—	—
Nomura Securities International, Inc.	865,772	865,772	—	—
TD Securities (USA) LLC	227,804	227,804	—	—

	$4,556,664	$4,556,664	$—	$—

Strategic Allocation Moderate Fund
BNP Paribas Securities Corp.	25,322	25,322	—	—
Citigroup Global Markets, Inc.	25,322	25,322	—	—
Daiwa Capital Markets America	25,322	25,322	—	—
HSBC Securities USA, Inc.	25,322	25,322	—	—
Nomura Securities International, Inc.	25,322	25,322	—	—
RBC Capital Markets LLC	6,665	6,665	—	—

	$133,275	$133,275	$—	$—

(1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

Reverse Repurchase Agreements – Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the security, and agrees to repurchase the security at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

For the year ended April 30, 2016, the Real Asset Fund had reverse repurchase agreement activity as follows:

Average Daily Balance*	Days Outstanding	Daily Weighted Average Interest Rate*	Interest Rate Range
$6,347,250	7	1.00%	1.00% – 1.00%

*Average based on the number of days the Fund had reverse repurchase agreement outstanding. The interest rates shown are annualized.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and out performance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

ANNUAL REPORT / April 30, 2016

98	NOTES TO FINANCIAL STATEMENTS (continued)

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2016, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statement of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statement of Operations.

As of April 30, 2016, the Alternatives Fund had borrowings of $3,849,198. Interest expense on securities sold short for the year ended April 30, 2016 totaled $10,256, and is included in the prime broker interest expense on the Statement of Operations.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	99

The Alternatives Fund had the following borrowings for the year ended April 30, 2016:

Currency		Average Daily Balance*	Days Outstanding	Daily Weighted Average Interest Rate*	Interest Rate Range
United States Dollar	USD	1,167,075	341	0.71%	0.55% – 0.88%
Australian Dollar	AUD	206,814	48	2.75%	2.75% – 2.75%
Canadian Dollar	CAD	72,167	106	1.43%	1.25% – 1.50%
Euro	EUR	216,395	108	0.75%	0.75% – 0.75%
Pound Sterling	GBP	230,056	112	1.26%	1.25% – 1.26%
Japanese Yen	JPY	53,996,204	43	0.77%	0.75% – 0.80%
Norwegian Krone	NOK	820,130	33	1.82%	1.70% – 1.96%
Swedish Krona	SEK	258,378	112	0.75%	0.75% – 0.75%

*Average based on the number of days the Fund had borrowings outstanding. The interest rates shown are annualized.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2016, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$19,220,667	$19,220,667	$—
Real Asset Fund	4,442,047	4,442,047	—
Strategic Allocation Moderate Fund	128,509	128,509	—
(1)Collateral with a value of $19,957,162, $4,556,664 and $133,275, respectively, has been received in connection with securities lending transactions.
(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to our “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.     DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward currency contracts, futures and swaps, may exceed amounts recognized on the statements of assets and liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund

ANNUAL REPORT / April 30, 2016

100	NOTES TO FINANCIAL STATEMENTS (continued)

realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Alternatives Fund had transactions in options written during the year ended April 30, 2016 as follows:

	Number of Contracts	Premiums Received
Outstanding options at April 30, 2015	1,234	$543,340
Option closed	(1,757)	(437,438)
Options written	7,711	5,749,082
Options expired	(5,747)	(4,630,755)
Options exercised	(1,119)	(987,575)

Options outstanding at April 30, 2016	322	$236,654

The Real Asset Fund had transactions in options written during the year ended April 30, 2016 as follows:

	Notional Amount*	Number of Contracts	Premiums Received
Options outstanding at April 30, 2015	$41,816,000	315	$355,320
Options closed	(73,096,000)	(309)	(565,427)
Options written	195,109,000	410	1,201,535
Options expired	(34,401,000)	(83)	(194,152)
Options exercised	(41,888,000)	(112)	(242,325)

Options outstanding at April 30, 2016	$87,540,000	221	$554,951

*Reflects notional amount of Written Options.

The Real Asset Fund used interest rate options and options on swaps to enhance returns, manage interest rate risk, inflation risk, credit risk and volatility exposures. The Real Asset Fund used foreign currency options as a short or long hedge against possible variations in foreign exchange rates or as a means to gain exposure to foreign currencies. The Alternatives Fund used equity index options in an option absolute return strategy to generate premium income in a risk-managed fashion.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. The Alternatives Fund used foreign exchange futures contracts to gain exposure to the foreign currency markets both on a long and short strategy. The Real Asset Fund used futures contracts to manage interest rate exposure, adjust duration and curve exposure and to gain exposure to foreign inter- est rates. The Real Asset Fund also used money market futures during the period in order to adjust the portfolio’s interest rate exposure on the front-end of the yield curve and to adjust the overall duration positioning of the portfolio.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	101

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Centrally cleared swap agreements are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap agreement, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.

Interest rate swaps – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The Real Asset Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the portfolio entered into interest rate swap agreements. Additionally, the portfolio invested in interest rate swaps as a risk-neutral substitute for physical securities, to obtain exposure in markets where no physical securities were available, and to refine the risk exposure in the portfolio (i.e. duration, inflation, credit, maturity mix, etc.).

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

ANNUAL REPORT / April 30, 2016

102	NOTES TO FINANCIAL STATEMENTS (continued)

the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. The Real Asset Fund uses credit default swaps on corporate and sovereign issues to take an active long position with respect to the likelihood of a particular issuer’s default. The portfolio used credit default swaps on credit indices to adjust the portfolio’s overall credit exposure.

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	103

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2016.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Credit Contracts	Variation margin receivable for centrally cleared swap agreements.*	Options written, at value. Variation margin payable for centrally cleared swap agreements.*
	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**
Interest rate contracts	Investments in securities, at value. Variation margin receivable for centrally cleared swap agreements.*	Options written, at value. Variation margin payable for centrally cleared swap agreements.*
	Variation margin receivable for financial futures contracts.*	Variation margin payable for financial futures contracts.*
	Over the counter swap agreements, at value.**	Over the counter swap agreements, at value.**
Currency contracts		Unrealized depreciation on forward foreign currency exchange contracts.**
Variation margin receivable for financial futures contracts.*
	Unrealized appreciation on forward foreign currency exchange contracts.**	Options written, at value. Variation margin payable for financial futures contracts.*
Equity contracts	Investments in securities, at value.	Options written, at value.

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap and financial futures contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2016.

**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Currency Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$43,856	$—	$43,856	$—	$—

Alternatives Fund
Financial Futures Contracts	$12,256	$—	$12,256	$—	$—
Purchased Options	19,721	19,721	—	—	—

Totals	$31,977	$19,721	$12,256	$—	$—

Real Asset Fund
Financial Futures Contracts	$123,197	$—	$—	$123,197	$—
Forward Foreign Currency Contracts	852,311	—	852,311	—	—
Purchased Options	265,287	—	—	265,287	—
Swap Contracts	413,699	—	—	398,847	14,852

Totals	$1,654,494	$—	$852,311	$787,331	$14,852

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Currency Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$5,644	$—	$5,644	$—	$—

Alternatives Fund
Financial Futures Contracts	$1,051,885	$—	$1,051,885	$—	$—
Forward Foreign Currency Contracts	9	—	9	—	—
Written Options	125,181	125,181	—	—	—

Totals	$1,177,075	$125,181	$1,051,894	$—	$—

Real Asset Fund
Financial Futures Contracts	$1,849	$—	$—	$1,849	$—
Forward Foreign Currency Contracts	2,166,098	—	2,166,098	—	—
Written Options	384,359	—	4,736	371,441	8,182
Swap Contracts	1,434,847	—	—	1,411,327	23,520

Totals	$3,987,153	$—	$2,170,834	$1,784,617	$31,702

ANNUAL REPORT / April 30, 2016

104	NOTES TO FINANCIAL STATEMENTS (continued)

    The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2016 are as follows:

Derivative Type	Location on the Statement of Operations
Equity contracts	Net realized gain (loss) on futures contracts, options purchased and options written.
Net change in unrealized appreciation (depreciation) futures contracts, options purchased and options written.
Credit contracts	Net realized gain (loss) on swap agreements and options written.
Net change in unrealized appreciation (depreciation) on swap agreements and options written.
Interest rate contracts	Net realized gain (loss) on futures contracts, swap agreements, options purchased and options written.
Net change in unrealized appreciation (depreciation) on futures contracts, swap agreements options purchased and options written.
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions, futures contracts and options written.
Net change in unrealized appreciation (depreciation) on foreign currency transactions, futures contracts and options written.

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$(124,514)	$—	$(124,514)	$—	$—

Alternatives Fund
Financial Futures Contracts	$(1,450,280)	$—	$(1,450,280)	$—	$—
Forward Foreign Currency Contracts	78,851	—	78,851	—	—
Purchased Option	(1,645,986)	(1,645,986)	—	—	—
Written Options	1,318,244	1,318,244	—	—	—

Totals	$(1,699,171)	$(327,742)	$(1,371,429)	$—	$—

Real Asset Fund
Financial Futures Contracts	$(1,356,689)	$—	$—	$(1,356,689)	$—
Forward Foreign Currency Contracts	3,946,883	—	3,946,883	—	—
Purchased Options	(263,986)	—	—	(263,986)	—
Written Options	370,230	—	133,069	211,360	25,801
Swap Contracts	(2,549,515)	—	—	(2,215,839)	(333,676)

Totals	$146,923	$—	$4,079,952	$(3,625,154)	$(307,875)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$39,640	$—	$39,640	$—	$—

Alternatives Fund
Financial Futures Contracts	$327,429	$—	$327,429	$—	$—
Forward Foreign Currency Contracts	(9)	—	(9)	—	—
Purchased Options	(193,171)	(193,171)	—	—	—
Written Options	91,213	91,213	—	—	—

Totals	$225,462	$(101,958)	$327,420	$—	$—

Real Asset Fund
Financial Futures Contracts	$422,930	$—	$—	$422,930	$—
Forward Foreign Currency Contracts	3,368,359	—	3,368,359	—	—
Purchased Options	(200,769)	—	—	(200,769)	—
Written Options	474,086	—	211,211	259,301	3,574
Swap Contracts	(296,338)	—	—	(382,236)	85,898

Totals	$3,768,268	$—	$3,579,570	$99,226	$89,472

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	105

The average volume of derivative activities for the year ended April 30, 2016 are as follows.

	Asset Derivative Volume
Fund	Purchased Options[1]	Futures[2]	Forward Currency Contracts[2]
International Fund	$—	$—	$2,290,197
Alternatives Fund	164,155	951,076	—
Real Asset Fund	310,014	7,199,631	126,738,837

	Liability Derivative Volume
Fund	Written Options[3]	Futures[2]	Forward Currency Contracts[2]
International Fund	$—	$—	$1,211,203
Alternatives Fund	417,060	40,024,107	325
Real Asset Fund	421,622	64,942,768	238,043,103

Fund	Interest Rate Swaps[4]	Swap Volume Credit Default Swaps (purchase protection)[4]	Credit Default Swaps (sell protection)[4]
Real Asset Fund	$484,522,000	$1,074,600	$6,418,000

[1]	Cost.
[2]	Contract Value.
[3]	Premiums Received.
[4]	Notional Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2016, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$43,856	$5,644

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	43,856	5,644
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$43,856	$5,644

Alternatives Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$—	$9
Options	19,721	125,181

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	19,721	125,190
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$19,721	$125,190

ANNUAL REPORT / April 30, 2016

106	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Assets	Liabilities
Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$50,347	$63,419
Forward foreign currency contracts	852,311	2,166,098
Options	265,287	384,359
Swaps	330,086	445,411

Total derivative assets and liabilities in the
Statements of Assets and Liabilities	1,498,031	3,059,287
Derivatives not subject to a MA or similar agreement	70,270	100,155

Total assets and liabilities subject to a MA	$1,427,761	$2,959,132

At April 30, 2016, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Bank of New York	$6,606	$(4,302)	$—	$—	$2,304
Citigroup Global Markets	13,598	(1,302)	—	—	12,296
Barclays Bank International	51	—	—	—	51
WestPac Bank	60	(40)	—	—	20
RBC Investor Services BA	23,541	—	—	—	23,541

Total Derivative Assets	$43,856	$(5,644)	$—	$—	$38,212

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Bank of New York	$(4,302)	$4,302	$—	$—	$—
Citigroup Global Markets	(1,302)	1,302	—	—	—
WestPac Bank	(40)	40	—	—	—

Total Derivative Liabilities	$(5,644)	$5,644	$—	$—	$—

	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)

Alternatives Fund

CIBC World Markets Corp.	$2,527	$(2,527)	$—	$—	$—
CitiBank, N.A.	4,488	(4,488)	—	—	—
Deutsche Bank Securities Inc.	132	(132)	—	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,442	(9,442)	—	—	—
Wells Fargo Securities, LLC	3,132	(3,132)	—	—	—

Total Derivative Assets	$19,721	$(19,721)	$—	$—	$—

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Bank of New York	$(9)	$—	$—	$—	$(9)
CIBC World Markets Corp.	(16,544)	2,527	14,017	—	—
CitiBank, N.A.	(20,811)	4,488	16,323	—	—
Deutsche Bank Securities Inc.	(10,960)	132	10,828	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(59,885)	9,442	50,443	—	—
Wells Fargo Securities, LLC	(16,981)	3,132	13,849	—	—

Total Derivative Liabilities	$(125,190)	$19,721	$105,460	$—	$(9)

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	107

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Real Asset Fund

Banc of America Securities	$156,414	$(156,414)	$—	$—	$—
Barclays Bank International	45,062	(45,062)	—	—	—
Citigroup Global Markets	84,726	(84,726)	—	—	—
Credit Suisse	74,444	(74,444)	—	—	—
Deutsche Bank	167,871	(167,871)	—	—	—
Goldman Sachs & Co.	211,529	(211,529)	—	—	—
HSBC Securities, Inc.	52,105	(52,105)	—	—	—
JP Morgan Securities	457,736	(457,736)	—	—	—
Morgan Stanley	177,354	(177,354)	—	—	—
Royal Bank of Scotland PLC	520	—	—	—	520

Total Derivative Assets	$1,427,761	$(1,427,241)	$—	$—	$520

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Banc of America Securities	$(357,725)	$156,414	$—	$—	$(201,311)
Bank of New York	(34)	—	—	—	(34)
Barclays Bank International	(130,003)	45,062	—	—	(84,941)
Citigroup Global Markets	(183,579)	84,726	—	—	(98,853)
Credit Suisse	(79,845)	74,444	—	5,401	—
Deutsche Bank	(438,005)	167,871	—	—	(270,134)
Goldman Sachs & Co.	(464,099)	211,529	—	—	(252,570)
HSBC Securities, Inc.	(184,472)	52,105	—	—	(132,367)
JP Morgan Securities	(771,347)	457,736	—	—	(313,611)
Morgan Stanley	(201,870)	177,354	—	24,516	—
RBS Securities, Inc.	(142,273)	—	—	—	(142,273)
Societe General Securities	(5,880)	—	—	—	(5,880)

Total Derivative Liabilities	$(2,959,132)	$1,427,241	$—	$29,917	$(1,501,974)

(1)	Excess of collateral received is not shown for financial reporting purposes.
(2)	Net amount represents the net amount receivable in the event of default.
(3)	Excess of collateral pledged is not shown for financial reporting purposes.
(4)	Net amount represents the net amount payable due in the event of default.

ANNUAL REPORT / April 30, 2016

108	NOTES TO FINANCIAL STATEMENTS (continued)

4.     FEDERAL TAX INFORMATION

As of April 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the periods ended 2015, 2014 and 2013, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of reclassifications of distributions, discount accretion/premium amortization on debt securities, capital gain or loss as a result of paydown activity, mark to market of passive foreign investment companies and losses deferred due to wash sales. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets and have no effect on the net assets nor the NAV of the Funds.

For the year ended April 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
International Fund	$(61,207,956)	$426,142	$60,781,814
Alternatives Fund	317,388	(65,091)	(252,297)
Real Asset Fund	48,055	(16,204,355)	16,156,300
Strategic Allocation Conservative Fund	—	67,986	(67,986)
Strategic Allocation Moderate Fund	—	139,220	(139,220)
Strategic Allocation Aggressive Fund	—	76,941	(76,941)

The tax character of distributions for the corresponding years as reported on the Statements of Changes in the Net Asset were as follows:

	2016		2015
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$6,267,957	$—	$8,485,252	$—
Alternatives Fund	3,864,010	—	1,957,694	1,461,848
Real Asset Fund	21,633,966	—	7,000,154	—
Strategic Allocation Conservative Fund	551,402	635,759	537,025	740,300
Strategic Allocation Moderate Fund	724,184	93,673	649,387	—
Strategic Allocation Aggressive Fund	263,237	832,949	286,179	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals
International Fund	$ 1,989,555	$ —	$ —	$12,373,039	$(264,709,445)	$(12,547,321)
Alternatives Fund	11,676	—	(175,366)	(2,683,582)	(9,532,305)	—
Real Asset Fund	—	—	(1,270,126)	21,569,615	(128,731,467)	(7,210,570)
Strategic Allocation
Conservative Fund	46,336	33,937	—	423,119	—	—
Strategic Allocation
Moderate Fund	50,276	—	—	1,306,718	(3,751,410)	(238,103)
Strategic Allocation
Aggressive Fund	—	391,055	—	(744,090)	—	—

At April 30, 2016, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Available Through		Short-Term	Long-Term No Expiration	Total Capital
					Loss
Fund	2017	2018	No Expiration		Carryforwards
International Fund	$236,603,604	$28,105,841	$ —	$ —	$264,709,445
Alternatives Fund	—	—	8,499,880	1,032,425	9,532,305
Real Asset Fund	—	93,032,464	8,648,017	27,050,986	128,731,467
Strategic Allocation Moderate Fund	2,904,644	846,766	—	—	3,751,410

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	109

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2016:

Fund	Capital Loss Carryforwards Used
International Fund	$ 574,239
Strategic Allocation Moderate Fund	882,869

The following Funds had capital loss carryforwards expire during the year ended April 30, 2016:

Fund	Capital Loss Carryforwards Expired
International Fund	$61,207,956

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. Post-October, Post-December and Late Year losses deferred to May 1, 2016 are as follows:

Fund	Ordinary Post-December Losses	Short-Term Post-October/ Late Year Capital Losses	Long-Term Post-October/ Late Year Capital Losses
International Fund	$ —	$7,497,667	$5,049,654
Real Asset Fund	7,210,570	—	—
Strategic Allocation
Moderate Fund	—	238,103	—

5.     ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued and paid daily, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

The International Fund, Alternatives Fund and Real Asset Fund, utilize a multi-manager strategy, whereby WFMC allocates all or a portion of the Funds’ assets among a number of sub-advisors. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below. Certain sub-advisors have entered into an agreement with WFMC to waive their fees to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of WFMC or its affiliates, results in a fee that is less than the fee calculation under the sub-advisory agreement.

Fund	Current Advisory Fee Annual Rate
International Fund	0.45%
Alternatives Fund	0.95%
Real Asset Fund	0.45%
Strategic Allocation Conservative Fund	0.40%
Strategic Allocation Moderate Fund	0.40%
Strategic Allocation Aggressive Fund	0.40%

WFMC and the Funds’ shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2016, so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

ANNUAL REPORT / April 30, 2016

110	NOTES TO FINANCIAL STATEMENTS (continued)

	Current Contractual Expense Limitations
Fund	Class A	Class I
International Fund	1.31%	1.18%
Alternatives Fund	2.15%	1.90%
Real Asset Fund	1.23%	0.98%
Strategic Allocation Conservative Fund	0.78%	0.53%
Strategic Allocation Moderate Fund	0.74%	0.49%
Strategic Allocation Aggressive Fund	0.87%	0.62%

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,033,171	$(1,381,855)	0.45%
Sub-advisors:
Dimensional Fund Advisors LP	224,614	(25,088)	0.45% on the first $50 million in assets; and
			0.30% on assets in excess of $50 million
J O Hambro Capital Management Limited	874,781	—	0.70%
LSV Asset Management	282,513	—	0.49%
Northern Cross LLC	638,611	—	0.55% on the first $1 billion in assets; and
			0.50% on assets in excess $1 billion
Oberweis Asset Management, Inc.	348,158	—	1.00% on the first $50 million;
			0.90% on the next $50 million; and
			0.80% on assets in excess of $100 million
Parametric Portfolio Associates LLC	8,533	—	0.275% on the first $50 million in assets; and
(Developed Country Index Replication Strategy)			0.20% on assets in excess of $50 million
Parametric Portfolio Associates LLC*	318,003	—	0.60% on the first $100 million in assets
(Emerging Markets Strategy)			and 0.55% on assets in excess of $100 million

Total(a)	4,728,384	(1,406,943)

Alternatives Fund
WFMC	1,653,940	(316,538)	0.95%
Sub-advisors:
Acuity Capital Management, LLC	357,137	—	1.00%
Analytic Investors, LLC (Effective 10/20/15)	60,588	—	0.75% of the first $20 million of assets; and 0.70% of the next $80 million of assets; and 0.625% of assets in excess of $100 million
Calamos Advisors, LLC (terminated 10/23/2015)	53,921	—	0.95%
Highland Capital Healthcare Advisors, LP	236,201	—	1.00%
Highland Capital Management Fund Advisors, LP	270,298	—	0.90%
Parametric Risk Advisers**	204,385		0.90% of the first $20 million of assets; and 0.75% of the next $20 million of assets; and 0.60% of the next $20 million of assets; and 0.525% of the next $40 million of assets; and 0.45% of assets in excess of $100 million.
P\E Global LLC	231,769	—	1.00%

Total(b)	3,068,239	(316,538)

Real Asset Fund
WFMC	1,892,312	—	0.45% on all Assets except assets allocated to the inflation- protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
CBRE Clarion Securities LLC	436,008	(2,830)	0.65% on the first $50 million in assets;
			0.55% of the next $50 million in assets; and
			0.45% of assets in excess of $100 million
Pacific Investment Management Company, LLC	548,601	—	0.2875%
Parametric Portfolio Associates LLC	194,842	(4,074)	0.25% on the first $20 million in assets;
			0.20% of the next $20 million in assets; and
			0.15% of assets in excess of $40 million

Total(c)	3,071,763	(6,904)

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	111

Fund	Gross Fees	Fees Waived	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors

Strategic Allocation Conservative Fund	$143,132	$(159,835)	0.40%
Strategic Allocation Moderate Fund	197,843	(259,285)	0.40%
Strategic Allocation Aggressive Fund	120,486	(139,691)	0.40%

*Fees effective December 1, 2015. Prior to December 1, 2015, Parametric Risk Advisers Fees were 0.80% on the first $100 million in asset; and 0.75% on assets in excess of $100 million.

**Fees effective October 1, 2015. Prior to October 1, 2015, Parametric Risk Advisers Fees were 0.90% per annum.

(a) The total gross advisory and sub-advisory fees during the period were 1.05% for the International Fund

(b) The total gross advisory and sub-advisory fees during the period were 1.76% for the Alternatives Fund

(c) The total gross advisory and sub-advisory fees during the period were 0.73% for the Real Asset Fund

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued and paid daily and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0285%	on the first $500 million
	0.0280%	on the next $500 million
	0.0275%	on assets in excess of $1 billion

BNYM and WFMC may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. For the year ended April 30, 2016, BNYM waived amounts identified in the Statement of Operations as “Waiver of portfolio accounting and administration fees” and WFMC did not waive any administrative personnel and services fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2016, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees
International Fund	$ 4,552
Alternatives Fund	84
Real Asset Fund	1,886
Strategic Allocation Conservative Fund	8,240
Strategic Allocation Moderate Fund	106,527
Strategic Allocation Aggressive Fund	6,027

ANNUAL REPORT / April 30, 2016

112	NOTES TO FINANCIAL STATEMENTS (continued)

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2016, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A
International Fund	$ 3,529
Alternatives Fund	143
Real Asset Fund	1,790
Strategic Allocation Conservative Fund	1,439
Strategic Allocation Moderate Fund	38,838
Strategic Allocation Aggressive Fund	2,778

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2016, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$508,935

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2016 are as follows:

Fund/Affiliated Fund Name	Balance of Shares Held 4/30/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/16	Value at 4/30/16	Dividend Income(a)	Realized Gain/(Loss)(b)
Strategic Allocation Conservative Fund:

Wilmington Mid-Cap Growth Fund (c)	21,195	1,046	22,241	—	$—	$—	$(1,730)

Wilmington Large-Cap Strategy Fund	40,999	87,435	—	128,434	2,171,823	19,497	86,056

Wilmington Small-Cap Strategy Fund (c)	17,811	700	18,511	—	—	460	163,439

Wilmington Intermediate-Term Bond Fund	1,315,335	26,173	292,585	1,048,923	10,510,213	202,023	33,186

Wilmington Multi-Manager International Fund	377,220	4,566	225,614	156,172	1,113,509	34,252	57,108

Wilmington Broad Market Bond Fund	604,943	130,695	36,345	699,293	6,839,087	136,021	2,511

TOTAL		250,615	595,296		$20,634,632	$392,253	$340,570

April 30, 2016 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	113

Fund/Affiliated Fund Name	Balance of Shares Held 4/30/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/16	Value at 4/30/16	Dividend Income(a)	Realized Gain/(Loss)(b)
Strategic Allocation Moderate Fund:
Wilmington Large Cap Strategy Fund	—	339,229	6,742	332,487	$5,622,354	$69,197	$350,743
Wilmington Mid-Cap Growth Fund (c)	104,716	4,980	109,696	—	—	—	271,534
Wilmington Multi-Manager International Fund	752,693	64,935	36,473	781,155	$5,569,632	$70,476	$52,157
Wilmington Small-Cap Strategy Fund (c)	26,897	—	26,897	—	—	694	52,725

TOTAL		409,144	179,808		$11,191,986	$140,367	$727,159

Strategic Allocation Aggressive Fund:
Wilmington Mid-Cap Growth Fund (c)	86,738	4,278	91,016	—	$—	$—	$(7,196)
Wilmington Large-Cap Strategy Fund	10,541	323,489	13,404	320,626	5,421,782	66,726	393,999
Wilmington Small-Cap Strategy Fund (c)	40,727	1,291	42,018	—	—	847	365,633
Wilmington Multi-Manager International Fund	1,093,649	13,793	113,563	993,879	7,086,355	102,985	150,462

TOTAL		342,851	260,001		$12,508,137	$170,558	$902,898

(a)	Dividend Income may include distributions from net investment income and return of capital paid by the affiliated fund to the Fund.

(b)	Realized Gain/(Loss) includes realized capital gain distributions paid by the affiliated fund and gain/(loss) on sales of the affiliated fund.

(c)	The liquidation date was August 3, 2015.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities for the year ended April 30, 2016 were as follows:

	Investments
Fund	Purchases	Sales
International Fund	$309,233,256	$392,324,272
Alternatives Fund	529,325,245	528,055,525
Real Asset Fund	391,584,841	455,045,005
Strategic Allocation Conservative Fund	11,297,434	11,588,158
Strategic Allocation Moderate Fund	24,044,820	28,219,104
Strategic Allocation Aggressive Fund	14,938,830	17,018,874

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2016 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales
Real Asset Fund	$1,703,203,372	$1,623,976,385
Strategic Allocation Moderate Fund	893,122	166,025

ANNUAL REPORT / April 30, 2016

114	NOTES TO FINANCIAL STATEMENTS (continued)

7.   LINE OF CREDIT

Effective March 9, 2016, the Trust is participating in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC includes a commitment fee of 0.15% per annum on the daily unused portion. The termination date of this LOC is March 8, 2017.

Prior to March 9, 2016, the Trust participated in a $20,000,000 LOC with BNYM. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion.

The Funds did not utilize the LOC for the year ended April 30, 2016.

8.   SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

9.   FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2016, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.00%
Alternatives Fund	10.24%
Real Asset Fund	0.60%
Strategic Allocation Conservative Fund	10.03%
Strategic Allocation Moderate Fund	26.41%
Strategic Allocation Aggressive Fund	64.52%

For the fiscal year ended April 30, 2016, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	100.00%
Alternatives Fund	21.59%
Real Asset Fund	13.69%
Strategic Allocation Conservative Fund	18.75%
Strategic Allocation Moderate Fund	50.91%
Strategic Allocation Aggressive Fund	100.00%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2016 / ANNUAL REPORT

115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

WILMINGTON FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) (the “Funds”) as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager International Fund, Wilmington Multi-Manager Alternatives Fund, Wilmington Multi-Manager Real Asset Fund, Wilmington Strategic Allocation Conservative Fund, Wilmington Strategic Allocation Moderate Fund and Wilmington Strategic Allocation Aggressive Fund (six of the series constituting the Wilmington Funds) at April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2016

ANNUAL REPORT / April 30, 2016

116	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 16 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 111 South Calvert Street, 26th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position With Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley* Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company.

Other Directorships Held: Director, AXA Equitable (variable annuity) (2013-Present); Director, 1290 Mutual Funds (retail funds) (2013-Present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005-Present); Director, M&T Bank Corporation (commercial bank) (2011-2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007-2011); Chairman, Director and President’s Council, Union College (private college) (2011-2015).

Previous Positions: Director of M&T Bank Corporation and M&T Bank (2011 to 2012). Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010-2011); Senior Vice President and Treasurer at ITT Corporation (1996-2010); Assistant Treasurer at International Paper (1989-1996).

Christopher D. Randall* Birth year: 1965 TRUSTEE Began serving: September 2015 PRESIDENT Began serving: September 2014

Principal Occupations: Chief Operations Officer and a Senior Vice President of Wilmington Trust’s Wealth and Institutional Services Division (WISD); Senior Vice President of M&T Bank.

Other Directorships Held: None.

Previous Positions: President and Chief Executive Officer of Wilmington Trust Investment Advisors, Inc. and President of Wilmington Trust Investment Management, LLC (2014-2015); Senior Vice President, Head of Asset Management and Retirement Services (2012 to 2014); President, Mid-Atlantic Division, Wilmington Trust, N.A. (2011 to 2012); President, M&T Securities, Inc. (2009 to 2011).

*

Christopher D. Randall is “interested” due to the positions he currently holds with the Funds, Wilmington Trust’s Wealth and Institutional Services Division, M&T Bank, the parent of the Fund’s Advisor, and previous positions held with WTIA and WFMC. Donald E. Foley is “interested” due to the positions he previously held with Wilmington Trust Corporation, M&T Bank Corporation and M&T Bank, the parent of the Fund’s Advisor.

April 30, 2016 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	117

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: Kalmar Pooled Investment Trust; The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn medical and electronic products)

Previous Positions: Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: Trustee, First Potomac Realty Trust (real estate investment trust) (5/01 to present); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to present).

Joseph J. Castiglia Birth year: 1934 TRUSTEE Began serving: February 1988

Principal Occupations: Consultant (not-for-profit) and Private Investor.

Other Directorships Held: Chairman, Trustee and Treasurer, Buffalo Olmsted Parks Conservancy (1/05 to 5/13); Chairman and Trustee, Buffalo Philharmonic Foundation (1/06 to 11/12); Vice Chairman and Trustee, Christ the King Seminary (1/05 to present); Director, Dunn Tire Corporation (1/05 to present); Chairman, Director and Treasurer, Read to Succeed Buffalo (1/08 to present); HCR Corporation (home care) (3/14 to present).

Previous Positions: President, Chief Executive Officer, Vice President, Treasurer and Vice Chairman, Pratt & Lambert United (manufacturer of paints, coatings and adhesives) (12/67- 1/96); Chairman and Director, Catholic Health (hospitals, nursing homes and home care) (1/97 to 5/03); Chairman and Director, Blue Cross Blue Shield of Western New York (5/92 to 5/07); Lead Director and Director, Energy East Corporation (gas and electric utility); Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch; Chairman and Director, Community Foundation for Greater Buffalo; Chairman and Trustee, Canisius College; Chairman and Director, AAA of Western & Central New York.

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupations: Senior Consultant, Yaffe & Co. (health care consulting) (2/06 to present).

Other Directorships Held: Chairman and Director, CI Supply Corp. (medical supplies and equipment) (1/14 to 1/15); Director, Check Med Corp. (medical supplies and equipment) (6/08 to 1/14); Director, Highmark Blue Shield (health insurance) (2/01 to 6/10).

Previous Positions: Consultant, Yaffe & Co. (compensation consultants) (6/02 to 6/12); President and Chief Executive Officer, Pinnacle Health Systems (nonprofit hospital and health care system in Central Pennsylvania).

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988

Principal Occupations: President and CEO, Gernatt Asphalt Products, Inc. (asphalt, sand and gravel products) (1979 to present).

Other Directorships Held: Director, Roswell Park Alliance (2008 to present); Trustee, Gernatt Family Foundation.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: President, R.B. Seidel & Associates (legal and consulting) (1/14 to present); President, Girard Private (investment) (1/14 to present); Chairman, Girard Capital (broker-dealer) (1/10 to present).

Other Directorships Held: Director, Tristate Capital Bank (1/08 to present).

ANNUAL REPORT / April 30, 2016 (unaudited)

118	BOARD OF TRUSTEES AND TRUST OFFICERS

 OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupations: Chief Operating Officer, Wilmington Funds and Wilmington Trust Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 ASSISTANT TREASURER Began serving: June 2013 VICE PRESIDENT Began serving: June 2007

Principal Occupations: Vice President, M&T Bank and Wilmington Trust Investment Advisors, Inc.; Assistant Treasurer, Wilmington Funds.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

John C. McDonnell Birth year: 1966 VICE PRESIDENT AND ASSISTANT TREASURER Began serving: June 2013

Principal Occupations: Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012); Audit Senior, Deloitte LLP (2004 to 2005); Assistant Vice President, 1838 Investment Advisors, LP (1999 to 2004).

Mary Ellan Reilly Birth year: 1970 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: March 2015

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Administrative Vice President, M&T Bank, and Program Director, Buffalo Promise. Neighborhood (2013-2015); Vice President, M&T Bank, and Product Manager, Wilmington Trust Retirement and Institutional Services Company (2010-2013); Vice President, M&T Bank, and Risk Manager, M&T Investment Group (2006 to 2010).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Administrative Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (2008 to present).

Ralph V. Partlow, III 25 South Charles Street, 22nd floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

April 30, 2016 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	119

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2016 (unaudited)

120

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2016 / SEMI-ANNUAL REPORT

121

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2016

122

•	Information or data entered into a website will be retained.
•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

April 30, 2016 / ANNUAL REPORT

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WILMINGTON FUNDS

Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Sub-Advisor
Wilmington Trust Investment Advisors
111 South Calvert Street 26th Floor
Baltimore, MD 21202

Additional Sub-Advisors to the Wilmington Multi-Manager International Fund
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746

J O Hambro Capital Management Limited
14 Ryder Court
London, SW1Y 6QB, England

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

Northern Cross, LLC
125 Summer Street, Suite 1410
Boston, MA 02110

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500
Lisle, IL 60532

Parametric Portfolio Associates LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Additional Sub-Advisors to the Wilmington Multi-Manager Alternatives Fund
Acuity Capital Management, LLC
60 Arch Street, 2nd Floor
Greenwich, CT 06830

Analytic Investors, LLC
555 West Fifth Street, 50th floor
Los Angeles, CA 90013

Highland Capital Healthcare Advisors, LP
300 Crescent Court, Suite 700
Dallas, TX 75201

Highland Capital Management Fund Advisors, LP
200 Crescent Court, Suite 700
Dallas, TX 75201

Parametric Risk Advisors
274 Riverside Avenue, 1st Floor
Westport, CT 06880

P/E Global LLC
75 State Street, 31st Floor
Boston, MA 02109

Additional Sub-Advisors to the Wilmington Multi-Manager Real Asset Fund
CBRE Clarion Securities LLC
201 King of Prussia Road, Suite 600
Radnor, PA 19087

Pacific Investment Management Company, LLC
("PIMCO")
840 Newport Center Drive
Newport Beach, CA 92660

Parametric Portfolio Associates, LLC
1918 Eighth Avenue, Suite 3100
Seattle, WA 98101

Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
Wilmington, DE 19890

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square, 2005 Market Street, Suite 700
Philadelphia, PA 19103

WT-AR-MMgr-0416

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Nicholas A. Giordano, Joseph J. Castiglia, and John S. Cramer.

Item 4. Principal Accountant Fees and Services.

(a)	The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2016 - $444,940

Fiscal year ended 2015 - $473,490

(b)	Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2016 - $173,825

Fiscal year ended 2015 - $186,920

These tax services included review of federal and state income tax returns, federal excise returns, review of estimated excise distributions calculations and PFIC analyzer services.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $173,825 and $186,920 respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	Not Applicable

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2016 – $173,825

Fiscal year ended 2015 – $841,920

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Wilmington Funds

By (Signature and Title)* /s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date July 6, 2016

By (Signature and Title)* /s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date July 6, 2016

*	Print the name and title of each signing officer under his or her signature.